           As filed with the Securities and Exchange Commission on April 6, 2010

                                            1933 Act Registration No. 333-115882

                                             1940 Act Registration No. 811-08579

                                                              CIK No. 0001051932
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 8

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 64

             Lincoln Life Flexible Premium Variable Life Account R
                           (Exact Name of Registrant)

                                Lincoln SVUL-IV
                        Lincoln PreservationEdgeSM SVUL

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                           (Exact Name of Depositor)

                           1300 South Clinton Street
                           Fort Wayne, Indiana 46802
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                            Ft. Wayne, Indiana 46802
                    (Name and Address of Agent for Service)

                                    Copy To:
                                John L. Reizian
                  The Lincoln National Life Insurance Company
                               350 Church Street
                               Hartford, CT 06103

            Approximate Date of Proposed Public Offering: Continuous

                     Title of Securities being registered:
  Indefinite Number of Units of Interest in Variable Life Insurance Contracts.

An indefinite amount of the securities being offered by the Registration
                 Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ending
December 31, 2009 was filed March 23, 2010.

It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b)
/X/ on May 1, 2010 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ / This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be October 22, 2009.

         SUPPLEMENT DATED MAY 1, 2010 TO PROSPECTUSES DATED MAY 1, 2010

             LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
  PRODUCTS: VUL(CV)-IV, VUL(DB)-IV, ASSETEDGE(SM) VUL, ASSETEDGE(SM) EXEC VUL

             LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
                 PRODUCTS: SVUL-IV, PRESERVATIONEDGE(SM) SVUL

             LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
               PRODUCTS: LCV5, LINCOLN CORPORATE COMMITMENT VUL

             ISSUED BY THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy. A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement. Except as amended by this supplement, all information in your product prospectus applies. The funds and their investment advisers/sub-advisers and objectives are listed below.

M FUND, INC., advised by M Financial Investment Advisers, Inc. (MFIA)

   - M INTERNATIONAL EQUITY FUND: Long-term capital appreciation. (Subadvised by Brandes Investment Partners, LP)
       (Formerly Brandes International Equity Fund)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   - M BUSINESS OPPORTUNITY VALUE FUND: Long-term capital appreciation. (Subadvised by Iridian Asset Management LLC)
       (Formerly Business Opportunity Value Fund)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   -   M CAPITAL APPRECIATION FUND: Maximum capital appreciation.
       (Subadvised by Frontier Capital Management Company LLC)
       (Formerly Frontier Capital Appreciation Fund)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   -   M LARGE CAP GROWTH FUND: Long-term capital appreciation.
       (Subadvised by Turner Investment Partners, Inc.)
       (Formerly Turner Core Growth Fund)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

                             Prospectus 1

Lincoln Life Flexible Premium Variable Life Account R
The Lincoln National Life Insurance Company

Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265

Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 444-2363

--------------------------------------------------------------------------------
 A Flexible Premium Variable Life Insurance Policy On the Lives of Two Insureds
--------------------------------------------------------------------------------
     This prospectus describes Lincoln SVUL-IV, a flexible premium variable life insurance contract (the "Policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "We", "Us", "Our"). The policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.


     The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state-specific features. Please check with your financial advisor regarding their availability.


     You, the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account R ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. Comprehensive information on the funds may be found in the funds prospectus which is furnished with this prospectus. Those funds are known as the Elite Series of funds (the "funds"), and such funds are offered by the following fund families.
                  o AllianceBernstein Variable Products Series Fund, Inc.

                  o American Century Investments Variable Portfolios, Inc.

                  o American Funds Insurance Series

                  o BlackRock Variable Series Funds, Inc.

                  o Delaware VIP Trust

                  o DWS Investments VIT Funds

                  o DWS Variable Series II

                  o Fidelity (Reg. TM) Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Janus Aspen Series

                  o Lincoln Variable Insurance Products Trust

                  o MFS (Reg. TM) Variable Insurance Trust

                  o Neuberger Berman Advisers Management Trust

                  o PIMCO Variable Insurance Trust


     Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

This policy may not be available in all states, and this prospectus only offers the policy for sale in jurisdictions where such offer and sale are lawful.



                         Prospectus Dated: May 1, 2010

                                 Table of Contents





Contents                                                 Page
--------------------------------------------------      -----
POLICY SUMMARY....................................         3
    Benefits of Your Policy.......................         3
    Risks of Your Policy..........................         3
    Charges and Fees..............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.............................         9
    Fund Participation Agreements.................        10
    Distribution of the Policies and
      Compensation................................        10
    Sub-Accounts and Funds........................        11
    Sub-Account Availability and Substitution of
      Funds.......................................        16
    Voting Rights.................................        17
POLICY CHARGES AND FEES...........................        17
    Premium Load; Net Premium Payment.............        18
    Surrender Charges.............................        18
    Partial Surrender Fee.........................        19
    Transfer Fee..................................        19
    Mortality and Expense Risk Charge.............        19
    Cost of Insurance Charge......................        19
    Administrative Fee............................        20
    Policy Loan Interest..........................        20
    Rider Charges.................................        20
YOUR INSURANCE POLICY.............................        20
    Application...................................        21
    Owner.........................................        22
    Right-to-Examine Period.......................        22
    Initial Specified Amount......................        22
    Transfers.....................................        23
    Market Timing.................................        23
    Optional Sub-Account Allocation Programs......        25
    Riders........................................        26
    Continuation of Coverage......................        27


Contents                                                 Page
--------------------------------------------------      -----
    Termination of Coverage.......................        27
    State Regulation..............................        27
PREMIUMS..........................................        27
    Allocation of Net Premium Payments............        28
    Planned Premiums; Additional Premiums.........        28
    Policy Values.................................        28
DEATH BENEFITS....................................        29
    Death Benefit Options.........................        30
    Changes to the Initial Specified Amount and
      Death Benefit Options.......................        30
    Death Benefit Proceeds........................        31
POLICY SURRENDERS.................................        32
    Partial Surrender.............................        32
POLICY LOANS......................................        33
LAPSE AND REINSTATEMENT...........................        33
    No Lapse Provision............................        34
    Reinstatement of a Lapsed Policy..............        36
TAX ISSUES........................................        37
    Taxation of Life Insurance Contracts in
      General.....................................        37
    Policies That Are MECs........................        38
    Policies That Are Not MECs....................        39
    Last Survivor Contract........................        39
    Other Considerations..........................        39
    Fair Market Value of Your Policy..............        40
    Tax Status of Lincoln Life....................        40
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS....................................        41
LEGAL PROCEEDINGS.................................        41
FINANCIAL STATEMENTS..............................        41
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION..........................        42

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The policy described in this prospectus is a variable life insurance policy which provides death benefit protection on the lives of two insureds. Upon the death of the first insured, the policy pays no death benefit. The policy will pay the death benefit only when the second insured has died. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of premium payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the policy owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

Flexibility. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options, lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "underlying funds". You should refer to this prospectus and the prospectus for each underlying fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate premiums and accumulation values to the Fixed Account.



Risks of Your Policy

Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the underlying fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each underlying fund's objective and risk is found in that fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the policy's accumulation value and will impact how long the policy remains in force, its tax status, and the amount of premium you need to pay to keep the policy in force.


Policy Values in the General Account. Premium payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" section of this prospectus.

Unsuitable for Short-Term Investment. This policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.


Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding policy loans and partial surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding policy loans or any amounts that you have surrendered or withdrawn will reduce your policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your policy's death benefit.

Consequences of Surrender. Surrender charges are assessed if you surrender your policy within the first 14 policy years, and fees assessed for partial surrenders in all policy years. Depending on the amount of premium paid, or any reduction in specified amount, there may be little or no surrender value available. Partial surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional premium payments. Full or partial surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.

Tax Treatment of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your policy, and the deferral of taxation of any increase in the value of your policy. If the policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more premiums than permitted under the federal tax law your policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

Tax Law Compliance. We believe that the policy will satisfy the federal tax law definition of life insurance, and we will monitor your policy for compliance with the tax law requirements. The discussion of the tax treatment of your policy is based on the current policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the policy, as well as any changes in the current tax law requirements, may affect the policy's qualification as life insurance or may have other tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning or surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer accumulation values between Sub-Accounts.



                                 Table I: Transaction Fees
                                    When Charge                          Amount
         Charge                     is Deducted                         Deducted
 Maximum sales charge        When you pay a premium.        8% from each premium payment.1
 imposed on premiums
 (load)

                                              Table I: Transaction Fees
                                           When Charge                                     Amount
          Charge                           is Deducted                                    Deducted
 Surrender Charge*              Upon full surrender of your
                                policy (years 1-14). When you
                                make certain specified amount
                                decreases (years 1-10).
  Maximum and                                                          The surrender charge ranges from a maximum
  Minimum Charge                                                       of $37.52 to a minimum of $0.00 per $1,000 of
                                                                       specified amount.
  Charge for a                                                         For a male, age 55, nonsmoker, and a female,
  Representative Insured                                               age 55, nonsmoker, in year one, the maximum
                                                                       surrender charge is $13.68 per $1,000 of
                                                                       specified amount.
 Partial Surrender Fee          When you take a partial                The lesser of $25 or 2% of the amount
                                surrender of your policy.              surrendered.
 Fund Transfer Fee              Applied to any transfer request        $ 25
                                in excess of 24 made during
                                any policy year.
 Estate Tax Repeal Rider        One-time charge at issue (if           $250
 (optional)                     elected).


     1 8% from each premium payment in the first policy year and 4% thereafter.



Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.



                    Table II: Periodic Charges Other Than Fund Operating Expenses
                                 When Charge                              Amount
          Charge                 is Deducted                             Deducted
 Cost of Insurance*             Monthly
  Maximum and                                      The monthly cost of insurance rates for standard
  Minimum Charge                                   issue individuals ranges from a guaranteed
                                                   maximum of $83.33 per $1,000 per month to a
                                                   guaranteed minimum of $0.00 per $1,000 per
                                                   month of net amount at risk.

                                                   Individuals with a higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 10,000% of the standard rate.
  Charge for a                                     For a male, age 55, nonsmoker, and a female,
  Representative Insured                           age 55, nonsmoker, the guaranteed maximum
                                                   monthly cost of insurance rate is $0.02 per
                                                   $1,000 of net amount at risk in the year of policy
                                                   issue.

                           Table II: Periodic Charges Other Than Fund Operating Expenses
                                        When Charge                                    Amount
          Charge                        is Deducted                                   Deducted
 Mortality and Expense          Daily (at the end of each        Daily charge as a percentage of the value of the
 Risk Charge ("M&E")            valuation day).                  Separate Account, guaranteed at an effective
                                                                 annual rate of 0.60%.2
 Administrative Fee*            Monthly                          A flat fee of $10 per month in all years.
  Maximum and                                                    For the first 120 months from issue date or
  Minimum Charge                                                 increase in specified amount, there is an
                                                                 additional charge. The monthly charge ranges
                                                                 from a maximum of $0.17 per $1,000 of initial
                                                                 specified amount or increase in specified
                                                                 amount to a minimum of $0.03 per $1,000 of
                                                                 initial specified amount or increase in specified
                                                                 amount.
  Charge for a                                                   For a male, age 55, nonsmoker, and a female,
  Representative Insured                                         age 55, nonsmoker, the maximum additional
                                                                 monthly charge is $0.11 per $1,000 of initial
                                                                 specified amount or increase in specified
                                                                 amount.
 Policy Loan Interest           Annually                         5.0% annually of the amount held in the loan
                                                                 account.3


     2 Guaranteed at an effective annual rate of 0.60% in policy years 1-19, and 0.20% in policy years 20 and beyond.
     3 Annual interest rate of 5% in years 1-10, and 4% in years 11 and later.



       Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                           When Charge                         Amount
       Charge              is Deducted                        Deducted
 Rider Charges                               Individualized based on optional Rider(s)
                                             selected.
 Supplemental Term        Monthly
 Insurance Rider*

                      Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                          When Charge                                    Amount
           Charge                         is Deducted                                   Deducted
  Maximum and                                                     The monthly cost of insurance rates for standard
  Minimum Charge                                                  issue individuals ranges from a guaranteed
                                                                  maximum of $83.33 per $1,000 per month to a
                                                                  guaranteed minimum of $0.00 per $1,000 per
                                                                  month of net amount at risk.

                                                                  Individuals with a higher mortality risk than
                                                                  standard issue individuals can be charged from
                                                                  125% to 10,000% of the standard rate.

                                                                  For the first 120 months from issue date or
                                                                  increase in term specified amount, there is an
                                                                  additional charge. The monthly charge ranges
                                                                  from a maximum of $0.17 per $1,000 of term
                                                                  specified amount or increase in term specified
                                                                  amount to a minimum of $0.03 per $1,000 of
                                                                  term specified amount or increase in term
                                                                  specified amount.
  Charge for a                                                    For a male, age 55, nonsmoker, and a female,
  Representative Insured                                          age 55, nonsmoker, the guaranteed maximum
                                                                  monthly cost of insurance rate is $0.02 per
                                                                  $1,000 of net amount at risk in the year of policy
                                                                  issue.

                                                                  For a male, age 55, nonsmoker, and a female,
                                                                  age 55, nonsmoker, the maximum additional
                                                                  monthly charge is $0.11 per $1,000 of term
                                                                  specified amount or increase in term specified
                                                                  amount.
 Accounting Value Rider           N/A                             There is no charge for this rider.
 Overloan Protection Rider        One-time charge when you        Maximum charge of 5% of the then current
                                  elect to use the benefit        accumulation value.


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.


Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.




 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        5.09% 4         0.32%
 (12b-1) fees, and other expenses.




  4 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 3.65%. These waivers and reductions generally extend through April 30, 2011 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-444-2363.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT

The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation
(LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.


Lincoln Life Flexible Premium Variable Life Account R (Separate Account) is a Separate Account of the Company which was established on December 2, 1997. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." Any changes in the investment policy of the Separate Account must be approved by the Indiana Department of Insurance.

You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, please write to us at: PO Box 7866, Fort Wayne, IN

46802-7866, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.



Fund Participation Agreements

In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.50% based upon the assets of an Underlying Fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Janus Aspen Series, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.

Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation

The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company. One of the broker-dealer firms is Lincoln Financial Advisors Corporation ("LFA"), which is an affiliate of the Company. The maximum total compensation we pay to any broker-dealer firm in conjunction with policy sales is 140% of first year premium and 5% of all other premiums paid. The amount of compensation may be affected by choices the policy owner has made when the policy was applied for, including the choices of riders, which may result in equivalent amounts paid over time. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in FINRA Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated for the transaction. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.

We do not anticipate that the surrender charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's general account, which supports insurance and annuity obligations.



Sub-Accounts and Funds

The variable investment options in the policy are Sub-Accounts of the Separate Account. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate underlying fund. You do not invest directly in these underlying funds. The investment performance of each Sub-Account will reflect the investment performance of the underlying fund.

We create Sub-Accounts and select the underlying funds based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given underlying fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the underlying funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the underlying funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each underlying fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and underlying funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.


The Underlying Funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that funds' prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-444-2363 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.



AllianceBernstein Variable Products Series Fund, Inc., advised by
AllianceBernstein, L.P.


   o AllianceBernstein Global Thematic Growth Portfolio (Class A): Long-term growth.

   o AllianceBernstein Growth and Income Portfolio (Class A): Long-term growth.


   o AllianceBernstein International Value Portfolio (Class A): Long-term growth.


   o AllianceBernstein Large Cap Growth Portfolio (Class A): Long-term growth. This fund is available only to existing policy owners as of May 16, 2005.
Consult your financial advisor.


   o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth.


American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

   o Inflation Protection Fund (Class I): Long-term total return.

     This fund is availble only to existing policy owners as of May 17, 2010. Consult your financial advisor.



American Funds Insurance Series, advised by Capital Research and Management
     Company.

   o Global Growth Fund (Class 2): Long-term growth.

   o Global Small Capitalization Fund (Class 2): Long-term growth.

   o Growth Fund (Class 2): Long-term growth.

   o Growth-Income Fund (Class 2): Growth and income.

   o International Fund (Class 2): Long-term growth.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, Inc. and subadvised by BlackRock Investment Management, LLC


   o Global Allocation V.I. Fund (Class I): High total return.


Delaware VIP Trust, advised by Delaware Management Company.*


   o Diversified Income Series (Standard Class): Total return.

   o Emerging Markets Series (Standard Class): Capital appreciation.

   o High Yield Series (Standard Class): Total return.

     This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.

   o Limited-Term Diversified Income Series (Standard Class): Total return.

   o REIT Series (Standard Class): Total return.


   o Small Cap Value Series (Standard Class): Capital appreciation.

   o Trend Series (Standard Class): Capital appreciation.

   o U. S. Growth Series (Standard Class): Capital appreciation.

   o Value Series (Standard Class): Capital appreciation.


*Investments in any of the funds offered under the Delaware VIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds offered under the Delaware VIP Trust, the repayment of capital from any of the funds offered under the Delaware VIP Trust or any particular rate of return.



DWS Investments VIT Funds, advised by Deutsche Asset Management, Inc. and subadvised by Northern Trust Investments, Inc.

   o DWS Equity 500 Index VIP (Class A): Capital appreciation.
     (Subadvised by Northern Trust Investments, Inc.)
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.

   o DWS Small Cap Index VIP (Class A): Capital appreciation.
     (Subadvised by Northern Trust Investments, Inc.)
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.


DWS Variable Series II, advised by Deutsche Asset Management, Inc. and subadvised by RREEF America L.L.C.


   o DWS Alternative Asset Allocation Plus VIP Portfolio (Class A): Capital appreciation.



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management & Research Company.

   o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

   o Equity-Income Portfolio (Service Class): Reasonable income.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial advisor.

   o Growth Portfolio (Service Class): Capital appreciation.

   o Mid Cap Portfolio (Service Class): Long-term growth.

   o Overseas Portfolio (Service Class): Long-term growth.

     (Subadvised by FMR Co., Inc.)



Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Bond Securities Fund, by Templeton Global Advisors Limited for the Templeton Growth Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.

   o Franklin Income Securities Fund (Class 1): Current income.

   o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.

   o Mutual Shares Securities Fund (Class 1): Capital appreciation.

   o Templeton Global Bond Securities Fund (Class 1): High current income.

     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.


   o Templeton Growth Securities Fund (Class 1): Long-term capital growth. (Subadvised by Templeton Asset Management Ltd.)
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.



Janus Aspen Series, advised by Janus Capital Management LLC.

   o Balanced Portfolio (Service Shares): Maximum total return.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial advisor.

   o Enterprise Portfolio (Service Shares): Long-term growth.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial advisor.

Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
     Advisors Corporation.

   o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
     (Subadvised by BAMCO, Inc.)

   o LVIP Baron Growth Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by BAMCO, Inc.)


   o LVIP BlackRock Inflation Protected Bond Fund (Standard Class): Maximize real return.
     (Subadvised by BlackRock Financial Management, Inc.)
     This fund will be available on or about May 17, 2010. Consult your financial advisor.


   o LVIP Capital Growth Fund (Standard Class): Capital growth.
     (Subadvised by Wellington Management Company, LLP)

   o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total
      Return.
     (Subadvised by Cohen & Steers Capital Management)

   o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Columbia Management Advisors, LLC)

   o LVIP Delaware Bond Fund (Standard Class): Current income.

     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
     (Subadvised by Delaware Management Company)*
     This fund will be available on or about May 17, 2010. Consult your financial advisor.

   o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
     (Subadvised by Delaware Management Company)*

     This fund is only available to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.

     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*


   o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.

     (Subadvised by Mondrian Investment Partners Limited)


   o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)


   o LVIP J.P. Morgan High Yield Fund (Standard Class): High level of current income.
     (Subadvised by J.P. Morgan Investment Management, Inc.)
     This fund will be available on or about May 17, 2010. Consult your financial advisor.


   o LVIP Marsico International Growth Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Marsico Capital Management, LLC)

   o LVIP MFS Value Fund (Standard Class): Capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)

   o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation. (Subadvised by Wellington Management Company, LLP)

   o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

   o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.
     (Subadvised by Delaware Management Company)

   o LVIP SSgA Bond Index Fund (Standard Class): Replicate Barclays Aggregate Bond Index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA International Index Fund (Standard Class): Replicate broad foreign index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Replicate S&P 500 Index.

     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP SSgA Small-Cap Index Fund (Standard Class): Replicate Russell 2000 Index.

     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
      Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)

   o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation. (Subadvised by Turner Investment Partners)


   o LVIP Wells Fargo Intrinsic Value Fund (Standard Class): Income (Subadvised by Metropolitan West Capital Management)
     (formerly LVIP FI Equity-Income Fund)


   o LVIP Wilshire 2010 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)
     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Wilshire 2020 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)
     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Wilshire 2030 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)
     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Wilshire 2040 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)
     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Wilshire Aggressive Profile Fund (Standard Class)(2): Long-term growth of capital.
     (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Conservative Profile Fund (Standard Class)(2): Current income.
     (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Moderate Profile Fund (Standard Class)(2): Growth and income.
     (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Moderately Aggressive Profile Fund (Standard Class)(2):
      Growth and income.
     (Subadvised by Wilshire Associates Incorporated)


*Investments in any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust, the repayment of capital from any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust or any particular rate of return.



MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
     Services Company

   o Core Equity Series (Initial Class): Capital appreciation.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial advisor.

   o Growth Series (Initial Class): Capital appreciation.

   o Total Return Series (Initial Class): Total return.

   o Utilities Series (Initial Class): Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc., and subadvised by Neuberger Berman, LLC

   o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
     (Subadvised by Neuberger Berman, LLC)
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.

   o Regency Portfolio (I Class): Long-term growth.
     (Subadvised by Neuberger Berman, LLC)
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.


PIMCO Variable Insurance Trust, advised by PIMCO


   o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio (Administrative Class): Maximum real return.


(1)"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

(2) The Lincoln Variable Insurance Products Trust LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile Fund, LVIP Wilshire 2040 Profile Fund, LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, and LVIP Wilshire Moderately Aggressive Profile Fund are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.



Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant policy owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitution of underlying funds. Substitute funds may have higher charges than the funds being replaced.



Voting Rights

The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each policy owner provide their voting instructions to the Company. Even though policy owners may choose not to provide voting instruction, the shares of a fund to which such policy owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of policy owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.


POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

In addition to policy charges, the investment adviser for each of the underlying funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser. Other expenses (including 12b-1 fees for Class 2 shares and other expenses) are incurred by the funds and deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by each underlying fund is contained in that fund's prospectus.

The monthly deductions, including the cost of insurance charges, may be deducted in two ways:

1) Proportionately from the net accumulation value of each Sub-Account and the Fixed Account subject to the charge.

2) From the net accumulation value of specific funds which you have designated.

If you have selected designated funds, and in a given month there is not sufficient value in those funds to cover the monthly deduction, we will take the remaining monthly deduction pro rata from the rest of the funds in your policy that have value.

If you have not selected designated funds, the monthly deductions will be taken pro rata from all of the funds in your policy that have value.

The monthly deductions are made on the "monthly anniversary day," which is the date of issue and the same day of each month thereafter. If the day that would otherwise be a monthly anniversary day is non-existent for that month, or is not a valuation day, then the monthly anniversary day is the next valuation day. You may select or change designated funds at any time prior to a monthly anniversary day by contacting our Administrative Office.

If the net accumulation value is insufficient to cover the current monthly deduction, you have a 61-day grace period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment

We make a deduction from each premium payment. This amount, referred to as "premium load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct a maximum of 8% from each premium payment during the first policy year and a maximum of 4% thereafter. The premium payment, after deduction of the premium load, is called the "net premium payment."



Surrender Charges

A surrender charge may apply if the policy is totally surrendered or has a decrease in the specified amount of death benefit. The surrender charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of surrender charges is included in each policy.

The surrender charge varies by age of the insureds, the number of years since the date of policy issue or the date of an increase in specified amount, and the specified amount. The surrender charge will never exceed $37.52 per $1,000 of specified amount. A personalized schedule of surrender charges is included in each policy. You may obtain more information about the surrender charges that would apply to your policy by requesting a personalized illustration from your insurance representative.

The duration of the surrender charge is 14 years for full surrenders and 10 years for decreases in specified amount.

Surrender charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The surrender charge will not exceed the policy value. All surrender charges decline to zero within 14 years following policy issue, or any increase in specified amount.

Upon either a full surrender of the policy or a decrease in specified amount, the charge will be subject to the following conditions:

A. For decreases in specified amount, excluding full surrender of the policy, no surrender charge will be applied where the decrease:

     1) occurs after the tenth policy anniversary following policy issue; or

     2) is directly caused by a death benefit option change; or

     3) is caused by a partial surrender; or

     4) when added to the sum of all prior decreases, does not exceed 25% of the initial specified amount.

B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:

     1) is the amount of this decrease plus any prior decreases;

     2) is the greater of an amount equal to 25% of the initial specified amount or the sum of all prior decreases;

     3) is the initial specified amount; and

     4) is the then applicable surrender charge from the schedule in the policy.

We may refuse or limit requests for decreases in specified amount, to the extent there is insufficient value to cover the necessary surrender charges.

If you increase the specified amount, a new surrender charge will be applicable to each increase. This charge is in addition to any surrender charge on the existing specified amount. Upon an increase in specified amount, we will send you a confirmation of the increase.

Upon full surrender of your policy following a policy decrease, the surrender charge will be calculated as the entire amount shown in the policy specifications, multiplied by one minus the percentage of the initial specified amount for which a surrender charge was previously assessed. The charge assessed upon a full surrender will not exceed the policy's value.

If your policy includes the Estate Tax Repeal Rider, and if you satisfy its special conditions, you will have a one-time right to cancel your policy without being subject to surrender charges. This is a limited benefit and is subject to our specific definition of Estate Tax Repeal.

Any surrender may have tax implications. Consult your tax or other financial adviser before initiating a surrender.



Partial Surrender Fee

No surrender charge is imposed on a partial surrender, but an administrative fee of 2% of the amount withdrawn, not to exceed $25, is imposed. This fee is allocated pro rata among the Sub-Accounts and the Fixed Account from which the partial surrender proceeds are taken.



Transfer Fee

For each transfer request in excess of 24 made during any policy year, we reserve the right to charge you an administrative fee of $25.



Mortality and Expense Risk Charge

We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insureds may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated. The current charge is the guaranteed effective annual rate of 0.60% in policy years 1-19 and 0.20% in policy years 20 and beyond.



Cost of Insurance Charge


A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.

The Cost of Insurance Charge for your policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the insured's death under any riders, minus the greater of zero or the Policy's Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4.0%), subtracting the Accumulation Value at the beginning of the policy month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the policy duration, the age, gender (in accordance with state law) and underwriting category of each insured. Please note that it will generally increase each policy year as the insureds age. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.




Administrative Fee

There is a flat monthly deduction of $10. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

For the first 120 months from policy issue date or increase in specified amount, there is an additional charge which will never exceed $0.17 per $1,000 of initial specified amount or increase in specified amount. The charge is based on the younger insured's age and the specified amount. If an increase occurs, the younger insured's current insurance age will be the issue age for the new coverage.



Policy Loan Interest

If you borrow against your policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 5% in years 1-10, 4% in years 11 and beyond. We will credit 4% interest on the Loan Account value in all years.



Rider Charges

Supplemental Term Insurance Rider. This optional rider provides annually renewable term insurance, which terminates when the younger insured reaches, or would have reached, age 100. There are monthly cost of insurance charges for this rider, based on the policy duration, and the age, gender and underwriting category of each insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year. In addition, there is a monthly charge per $1,000 of term coverage for the first 120 months from issue date or increase in term specified amount.

Estate Tax Repeal Rider. There is a $250 one-time charge at issue for this rider.

Overloan Protection Rider. There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the then current Accumulation Value.


YOUR INSURANCE POLICY
Your policy is a life insurance contract that provides for a death benefit payable on the death of the second insured. The policy and the application constitute the entire contract between you and Lincoln Life.

If we obtain appropriate approvals from policy owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your policy such as: the identity of the insureds and owner; date of issue; the initial specified amount; the death benefit option selected; issue ages; named beneficiary; initial premium payment; surrender charges; expense charges and fees; No Lapse premium (subject to state availability); and guaranteed maximum cost of insurance rates.

When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insureds will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The date of issue is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and ages are determined.

Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We cannot process your requests for transactions relating to the Policy until we have received the request in "good order" at our Home Office. "Good order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction is in good order, and we reserve the right to change or waive any good order requirements at any time.

We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.



Application

If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insureds and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insureds. Based on our review of medical information about the proposed insureds, we may decline to provide insurance, or we may place the proposed insureds in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the insured's age, underwriting category, and gender (if applicable state law allows charges to vary based on gender), the policy duration, and the current net amount at risk.

A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when each insured is at least age 20 and at most age 85. Age will be determined by the nearest birthday of each insured.


To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner

The owner on the date of policy issue is designated in the policy specifications. You, as owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) optional No Lapse protection and riders;

3) the amount and frequency of premium payments; and

4) the amount of net premium payment to be allocated to the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your policy as long as at least one of the insureds is living . These rights generally include the power to select the beneficiary, request policy loans, make partial surrenders, surrender the policy entirely, name a new owner, and assign the policy. You must inform us of any change in writing. We will record change of owner and beneficiary forms to be effective as of the date of the latest signature on the written request.



Right-to-Examine Period

You may return your policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the right-to-examine period. If the policy is returned for cancellation within the right-to-examine period, we will refund to you either all premium payments or the policy value plus any charges and fees depending on the state of issue of your policy. If a premium payment was made by check, there may be a delay until the check clears.

If your policy is issued in a state that requires return of premium payments, any net premium payments received by us within ten days of the date the policy was issued will be held in the Money Market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts or the Fixed Account, if applicable, as you designate. If the policy is returned for cancellation within the right-to-examine period, we will return the full amount of any premium payments made.

If your policy is issued in a state that provides for return of value, any net premium payments received before the end of the right-to-examine period will be allocated directly to the Sub-Accounts or the Fixed Account, if applicable, as you designate. The owner bears the risk of a decline in Sub-Account values. If the policy is returned for cancellation within the right-to-examine period, we will return the policy value, plus any charges and fees deducted, as of the date the cancelled policy is received at our Administrative Office.



Initial Specified Amount

You will select the Initial Specified Amount of death benefit on the application. This may not be less than $250,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the policy specifications page.

Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

During the first policy year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the dollar cost averaging program described below. The amount of all transfers from the Fixed Account in any other policy year may not exceed the greater of:

1) 25% of the Fixed Account value as of the immediately preceding Policy Anniversary, or

2) the total dollar amount transferred from the Fixed Account in the immediately preceding policy year.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. We may limit transfers from the Fixed Account at any time.

Requests for transfers must be made in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 P.M. Eastern time on a business day will normally be effective that day.



Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the underlying funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.


In addition, the underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each underlying fund or its principal underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund.

You should be aware that the purchase and redemption orders received by underlying funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts to which premium payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the underlying funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the underlying funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the underlying funds. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the underlying fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the underlying funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain underlying funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the underlying funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy holders or as applicable to all policy holders with policy values allocated to Sub-Accounts investing in particular underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the underlying fund's investment adviser, the underlying fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some underlying funds also may impose redemption fees on short-term trading (i.e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.



Optional Sub-Account Allocation Programs

You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.


Dollar Cost Averaging systematically transfers specified dollar amounts from the money market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers from the Fixed Account can only be elected at the time your policy is issued. Transfers from the money market Sub-Account may be elected at any time while your policy is in force. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.


You may elect dollar cost averaging on your application, or contact our Administrative Office for information.

Dollar Cost Averaging terminates automatically:


1) if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;


2) seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

3) after 12 or 24 months (as elected on your application); or

4) if your policy is surrendered or otherwise terminates.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. If automatic rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of automatic rebalancing do not count against the number of free transfers available.

You may select automatic rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated, or the allocation may be changed at any time, by contacting our Administrative Office.

Riders

We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

Accounting Value Rider. If desired, you must select this rider when you initially apply for insurance. You must meet the underwriting and minimum premium requirements for this rider. If your policy is fully surrendered in the first five policy years, this rider provides enhanced cash surrender values by using a table of alternate surrender charges. The rider does not provide for enhanced cash surrender value for partial surrenders and loans. There is no charge for this rider.

Estate Tax Repeal Rider. If desired, you must select this rider when you initially apply for insurance. In the event of federal estate tax repeal as set forth in the Economic Growth and Tax Relief Reconciliation Act of 2001 (H.R.
1836) being extended, this rider allows you to cancel your policy for an amount equal to the surrender value of the policy plus the applicable surrender charge. There is a one-time $250 charge at issue for this rider.

For purposes of this rider, estate tax repeal will be deemed to have occurred if federal legislation is enacted into law that extends the estate tax repeal provisions set forth in the Economic Growth and Tax Reconciliation Act of 2001 (H.R. 1836) at least two years beyond January 1, 2011. This new legislation must be in effect on January 1, 2010. The start date for this rider (the date that begins the 12-month "window" for you to exercise the rider) is the later of January 1, 2010, or the date in 2010 upon which legislation is enacted that triggers estate tax repeal, but no later than December 31, 2010.

This rider terminates on the earliest of:

1) one year from the start date;

2) December 31, 2010, provided no estate tax repeal, as defined above, has been enacted;

3) the date you request termination of the rider;

4) termination of your policy; or

5) full surrender of your policy prior to the start date.

If your policy lapses but is reinstated, the rider will likewise be reinstated, provided such reinstatement occurs before 1), 2), or 3) above.

Supplemental Term Insurance Rider. If desired, you must select this rider when you initially apply for insurance. The rider provides annually renewable non-convertible term insurance , which terminates when the younger insured reaches, or would have reached, age 100. Upon death of the second insured, we will pay the Term Insurance Benefit Amount, in addition to death benefit proceeds of the death benefit option in effect on your policy.

There is a monthly cost for this rider, similar to the cost of insurance of the base policy. This rate is determined by the Company, is based on the policy duration, the age, underwriting category and gender of each insured, and is applied against the Term Insurance Benefit Amount shown on the policy specifications page. For the first 120 policy months from issue date or increase in term specified amount, there is a monthly expense charge per $1,000 of term coverage.

This rider will limit the maximum period during which your policy is guaranteed not to lapse under the No Lapse provision. If you have chosen the age 100 No Lapse provision, the maximum period will now be the first 20 policy years or the date the younger insured reaches, or would have reached, age 100. For the 10 year and 20 year No Lapse provisions, the maximum period will now be the first 5 policy years. All other provisions set forth in the age 100, 20 year and 10 year No Lapse provisions will still apply.

This rider terminates on the earliest of:

1) the date you request termination of the rider;

2) when your policy lapses;

3) when your policy is fully surrendered;

4) when the insured reaches, or would have reached, age 100; or

5) the second death.

If your policy is reinstated, this rider will likewise be reinstated. However, sufficient premium must be paid to cover the monthly deduction including monthly rider costs.

Overloan Protection Rider. If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on indebtedness exceeding the accumulation value less the surrender charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in accumulation value. Also, it does not provide any type of market performance guarantee.

If your policy is issued on or after May 22, 2006, we will automatically issue this rider with your policy. There is no charge for adding this rider to your policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5% of the then current accumulation value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.



Continuation of Coverage

If at least one of the insureds is still living when the younger insured attains, or would have attained, age 100, and the policy has not been surrendered, the policy will remain in force until policy surrender or death of the second insured. However, there are certain changes that will take place:

1) we will no longer accept premium payments;

2) we will make no further deductions;

3) policy values held in the Separate Account will be transferred to the Fixed Account; and

4) we will no longer transfer amounts to the Sub-Accounts.

Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the policy;

2) death of the second insured; or

3) failure to pay the necessary amount of premium to keep your policy in force.



State Regulation

The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state-specific features.


PREMIUMS
You may select and vary the frequency and the amount of premium payments and the allocation of net premium payments. After the initial premium payment is made there is no minimum premium required, except to maintain the No Lapse provision or to keep the policy in force. Premiums may be paid any time before the younger insured attains, or would have attained, age 100.

The initial premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two monthly deductions.



Allocation of Net Premium Payments

Your net premium payment is the portion of a premium payment remaining, after deduction of the premium load. The net premium payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of net premium payments among the Sub-Accounts and Fixed Account on the application. Subsequent net premium payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of net premium payments among the Sub-Accounts and Fixed Account at any time. The amount of net premium payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit net premium payments to your policy as of the end of the valuation period in which it is received at our Administrative Office. The end of the valuation period is 4:00 P.M., Eastern Time, unless the New York Stock Exchange closes earlier.

The valuation period is the time between valuation days. A valuation day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every valuation day.



Planned Premiums; Additional Premiums

Planned premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic premium payments at any time.

In addition to any planned premium, you may make additional premium payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

Unless you specifically direct otherwise, any payment received (other than any premium payment necessary to prevent, or cure, policy lapse) will be applied as premium and will not repay any outstanding loans. There is no premium load on any payment which you specifically direct as repayment of an outstanding loan.

You may increase planned premiums, or pay additional premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional premium payments.

We may require evidence of insurability if any payment of additional premium (including planned premium) would increase the difference between the death benefit and the accumulation value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

We may decline any additional premium (including planned premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your policy exceeds the limit is referred to as the guideline premium test. The excess amount of premium will be returned to you. We may accept alternate instructions from you to prevent your policy from becoming a MEC. Refer to the section headed "Tax Issues" for more information.



Policy Values

Policy value in your variable life insurance policy is also called the accumulation value.

The accumulation value equals the sum of the Fixed Account value, the Separate Account value, and the loan account value. At any point in time, the accumulation value reflects:

1) net premium payments made;

2) the amount of any partial surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the loan account; and

5) all charges and fees deducted.

The Separate Account value, if any, is the portion of the accumulation value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. This is also referred to as the variable accumulation value.

A unit of measure used in the calculation of the value of each Sub-Account is the variable accumulation unit. It may increase or decrease from one valuation period to the next. The variable accumulation unit value for a Sub-Account for a valuation period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund made during the valuation period; minus

2) the liabilities of the Sub-Account at the end of the valuation period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of variable accumulation units for that Sub-Account outstanding at the beginning of the valuation period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any valuation period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or partial surrenders. We guarantee the Fixed Account value. Interest is credited daily on the Fixed Account value at the greater of a rate of 0.010746% (equivalent to a compounded annual rate of 4%) or a higher rate determined by the Company.

The loan account value, if any, reflects any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's general account. We do not guarantee the loan account value. Interest is credited on the loan account at an effective annual rate of 4% in all years.



The Net Accumulation Value is the accumulation value less the loan account value. It represents the net value of your policy and is the basis for calculating the surrender value.


We will tell you at least annually the accumulation value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the loan account value. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy.


DEATH BENEFITS
The death benefit proceeds is the amount payable to the beneficiary upon the death of the second insured, based upon the death benefit option in effect. Loans, loan interest, partial surrenders, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment. may impact the amount payable as death benefit proceeds in your policy. Refer to the "Riders" section of this prospectus for more information.

Death Benefit Options

Three different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the second insured, less any indebtedness; or

2) a percentage of the accumulation value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. A schedule of these percentages is in your policy.

The following table provides more information about the death benefit options.



 Option                          Death Benefit Proceeds Equal to the                                  Variability
    1         Specified amount (a minimum of $250,000)                                      None; level death benefit
    2         Sum of the specified amount plus the net accumulation value as of             May increase or decrease over
              the date of the second insured's death.                                       time, depending on the amount
                                                                                            of premium paid and the
                                                                                            investment performance of the
                                                                                            underlying Sub-Accounts or the
                                                                                            Fixed Account.
    3         Sum of the specified amount plus the accumulated premiums (all                Will generally increase,
              premiums paid minus the cumulative policy factor, if that factor is           depending on the amount of
              elected) up to the limit shown in the policy specifications, as of the        premium paid.
              date of the second insured's death. Any premium paid that will cause the death benefit proceeds to exceed this limit will be applied to the policy, but will not increase the death benefit. The cumulative policy factor, normally used in business situations, is calculated as:
              a) the applicable monthly rate then used by the Internal Revenue
              Service (IRS); or
              b) an alternative monthly rate permitted by the IRS; times
              c) the specified amount divided by 1000.


If for any reason the owner does not elect a particular death benefit option, Option 1 will apply until changed by the owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $250,000.

A Partial Surrender may reduce the specified amount. If the specified amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender may have on the specified amount.)


The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.

You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. The minimum increase in specified amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.

 Option change                                                    Impact
     1 to 2          The specified amount will be reduced by the accumulation value as of the effective date of change.
     2 to 1          The specified amount will be increased by the accumulation value as of the effective date of change.
     1 to 3          The specified amount will not change.
     3 to 1          The specified amount will be increased by accumulated premiums (less the cumulative policy factor if that factor is elected) as of the effective date of change.
     2 to 3          The specified amount will be increased by the accumulation value as of the effective date of change.
     3 to 2          o If the accumulation value is greater than the accumulated premium (less cumulative policy factor if that factor elected), the specified amount will be reduced by the accumulation value less accumulated premium (plus cumulative policy factor if that factor is elected) as of the effective date of change.
                     o If the accumulation value is less than the accumulated premium (less the cumulative policy factor if elected), the specified amount will be increased by the accumulated premium (less the cumulative policy factor if that factor is elected), less the accumulation value as of the effective date of change.

A surrender charge may apply to a decrease in specified amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a surrender charge to be applied. A schedule of surrender charges is included in each policy.

Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Any increase in the specified amount will increase the amount of the surrender charge applicable to your policy. Changes in specified amount do not affect the premium load as a percentage of premium.

We may decline any request for change of the death benefit option or reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law according to the guideline premium test.

The guideline premium test provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the policy's death benefit above the specified amount in order to satisfy the guideline premium test. If the increase in the policy's death benefit causes an increase in the net amount at risk, charges for the cost of insurance will increase as well.

Any change is effective on the first monthly anniversary day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the changes will be effective on the first monthly anniversary day on which the accumulation value is equal to, or greater than, the monthly deduction amount.



Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of both insureds. This notification must include a certified copy of an official death certificate for each insured, a certified copy of a decree of a court of competent jurisdiction as to the finding of death for each insured, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of both insureds, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.

If the recipient of the death benefit proceeds has elected a lump sum settlement and the death benefit proceeds are over $5,000, the proceeds will be placed into an interest-bearing account in the recipient's name. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage the proceeds with the balance earning interest from the day the account is opened.


The SecureLine (Reg. TM) account is a special service that we offer in which your death benefit or surrender proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the proceeds) a check, we will send a checkbook so that you (or the proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. You may request that surrender proceeds be paid directly to you instead of deposited in a SecureLine (Reg. TM) account. You (or the recipient of the proceeds) may request that the proceeds be paid in the form of a check rather than receiving the SecureLine (Reg. TM) checkbook. Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account.



POLICY SURRENDERS
You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The Surrender Value of your policy is the amount you can receive by surrendering the policy. The Surrender Value is the Net Accumulation Value (which is the policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the "Surrender Value").

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.


If you request lump sum surrender and the policy's Surrender Value is over $20,000, your surrender proceeds will be placed into a SecureLine (Reg. TM) Account in your name. Refer to the description of the SecureLine (Reg. TM) Account under the section headed "Death Benefit Proceeds" for more information.



You (or the recipient of the proceeds) may request that the proceeds be paid in the form of a check rather than the SecureLine (Reg. TM) checkbook.



Partial Surrender


You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the policy's Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.


Partial Surrenders may reduce the Accumulation Value and the specified amount. The amount of the Partial Surrender and our administrative fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.

   Death Benefit
 Option in Effect                                        Impact of Partial Surrender
         1              Will reduce the accumulation value and the specified amount.
         2              Will reduce the accumulation value, but not the specified amount.
         3              Will reduce the accumulated premiums, and the specified amount to the extent that the amount of the partial surrender exceeds the accumulated premiums.


Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.

We may at our discretion decline any request for a partial surrender.


POLICY LOANS
You may borrow against the surrender value of your policy. The loan may be for any amount up to 100% of the current surrender value. However, we reserve the right to limit the amount of your loan so that total policy indebtedness will not exceed 90% of an amount equal to the accumulation value less surrender charge. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and accumulation value.


The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The loan account is the account in which policy indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the loan account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid. Interest on policy loans accrues at an effective annual rate of 5% in years 1-10 and 4% thereafter, and is payable once a year in arrears on each policy anniversary, or earlier upon full surrender or other payment of proceeds of your policy. Policy Values in the Loan Account (Loan collateral Account) are part of the Company's General Account.


The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding policy loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional policy loan, and added to the loan account value. Lincoln Life credits interest to the loan account value at a rate of 4% in all years, so the net cost of your policy loan is 1% in years 1-10 and 0% thereafter.

Your outstanding loan balance may be repaid at any time as long as at least one of the insureds is living. The loan account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are currently allocated, unless you instruct otherwise.

If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current accumulation value less surrender charges, the policy will terminate subject to the conditions in the grace period provision, unless the No Lapse provision is in effect. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.


LAPSE AND REINSTATEMENT
If at any time the net accumulation value is insufficient to pay the monthly deduction, unless the No Lapse provision is in effect, all policy coverage will terminate. This is referred to as policy lapse. The net accumulation value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to partial surrenders;

4) due to indebtedness for policy loans; or

5) because of a combination of any of these factors.

If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the net accumulation value of your policy is sufficient to pay the monthly deduction amount on a monthly anniversary day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.

If the amount stated in the notice is not paid to us within the grace period, then the policy will terminate. The grace period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the monthly anniversary day on which the monthly deduction could not be paid. If the insured dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.



No Lapse Provision

Your policy includes a No Lapse provision. This means that your policy will not lapse as long as you have paid the required No Lapse premium. The No Lapse premium is the cumulative premium required to maintain the No Lapse provision, preventing your policy from lapse, and is shown in the policy specifications.

There is no difference in the calculation of policy values and death benefit between a policy that has the No Lapse provision, and a policy that does not. This is true whether or not the No Lapse provision is active and keeping the policy from lapsing.

Availability of the No Lapse provision may vary in some states. Where available, there is no charge for this feature. It is only available with death benefit options 1 and 2.

There are three levels of No Lapse protection:

1) a guarantee until the younger insured reaches, or would have reached, age 100 (must be selected at time of policy application);

2) a guarantee for the first 20 policy years; and

3) a guarantee for the first 10 policy years.

                                                                                        Provision will terminate
       Level                            Lapse Protection                                  upon the earliest of
 Age 100                If elected, a payment of the age 100 No              1) the age 100 premium requirement is not
                        Lapse premium is due as of the date of               met,
                        issue and each monthly anniversary day to            2) there is a change in the death benefit
                        guarantee the policy will not lapse before           option, or
                        the younger insured reaches, or would have           3) the younger insured reaches, or would
                        reached, age 100. All, or a portion of, the          have reached, age 100.

                        remaining monthly premiums can be paid in
                                                                             A period of at least 61 days will be granted
                        advance at any time.
                                                                             for the age 100 No Lapse premium if on any

                        As long as the sum of all premium                    monthly anniversary day it is determined
                        payments (less any indebtedness and                  that the age 100 No Lapse premium has not
                        partial surrenders) is at least equal to the         been met. At least 31 days before the end of
                        sum of the age 100 No Lapse premiums                 that period, we will notify you of the amount
                        since the date of issue, the policy will not         of premium necessary to maintain the age
                        lapse until the younger insured reaches, or          100 No Lapse provision.

                        would have reached, age 100, even if the
                                                                             Once the age 100 No Lapse provision is
                        net accumulation value is insufficient to
                                                                             terminated, it cannot be reinstated.
                        meet the monthly deductions.
                                                                             However, you may still qualify for either the
                                                                             20 year or 10 year No Lapse provision.
 First 20 policy        During the first 20 years the policy will not        1) a change in the death benefit option,
 years                  lapse, even if the net accumulation value is         2) the younger insured reaches, or would
                        insufficient to meet the monthly deductions,         have reached, age 100, or
                        as long as the sum of:                               3) the beginning of the 21st policy year.

                        o all premium payments (less any partial             Failure to meet the No Lapse premium
                        surrenders) accumulated at 4% interest               requirement during the first 20 years does
                                                                             not terminate the No Lapse provision. Any
                        o minus any indebtedness
                                                                             premium shortfall can be made up while the

                        is at least equal to the sum of the 20 year          policy is in force or during the policy's
                        No Lapse premiums due since date of issue            grace period.

                        (shown in the policy specifications),
                                                                             Continuing to pay the 20 year No Lapse
                        accumulated at 4% interest.
                                                                             premium beyond the termination of the 20
                                                                             year No Lapse provision does not guarantee
                                                                             that the policy will not lapse. Payments
                                                                             must be sufficient to cover your monthly
                                                                             deductions.

                                                                             However, you may still qualify for the 10
                                                                             year No Lapse provision.

                                                                                       Provision will terminate
       Level                            Lapse Protection                                 upon the earliest of
 First 10 policy        During the first 10 years the policy will not        1) a change in the death benefit option,
 years                  lapse, even if the net accumulation value is         2) the younger insured reaches, or would
                        insufficient to meet the monthly deductions,         have reached, age 100, or
                        as long as the sum of:                               3) the beginning of the 11th policy year.

                        o all premium payments (less any partial             Failure to meet the No Lapse premium
                        surrenders) accumulated at 4% interest               requirement during the first 10 years does
                                                                             not terminate the No Lapse provision. Any
                        o minus any indebtedness
                                                                             premium shortfall can be made up while the

                        is at least equal to the sum of the 10 year          policy is in force or during the policy's
                        No Lapse premiums due since date of issue            grace period.

                        (shown in the policy specifications),
                                                                             Continuing to pay the 10 year No Lapse
                        accumulated at 4% interest.
                                                                             premium beyond the termination of the 10
                                                                             year No Lapse provision does not guarantee
                                                                             that the policy will not lapse. Payments
                                                                             must be sufficient to cover your monthly
                                                                             deductions.

If you fail to satisfy the requirements for the age 100, 20 year and 10 year No Lapse provisions, and you have paid insufficient premium to cover your monthly deductions, the policy, after notice, and expiration of the policy's grace period, will lapse.

Your levels of No Lapse premiums are shown on the policy specifications pages. To determine if you are meeting the cumulative premium payment required to retain the No Lapse protection, review your most recent quarterly statement or contact our Administrative Office.

If the No Lapse provision terminates, the premiums you must pay to keep the policy in force may be significantly higher than the No Lapse premium would have been. If you pay only the minimum premium needed to keep the No Lapse provision in force, you may be foregoing the potential for increased accumulation value that higher premium payments could provide.

If you have selected the Supplemental Term Insurance Rider, as described in the Riders section of this prospectus, it will shorten the maximum time for you to keep your No Lapse protection. If you have chosen the Age 100 No Lapse provision, the maximum period will now be the first 20 years or the date the younger insured reaches, or would have reached, age 100. For the 10 year and 20 year No Lapse provisions, the maximum period will now be the first 5 policy years.

Your policy may also include the Overloan Protection Rider. If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on indebtedness exceeding the accumulation value less the surrender charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in accumulation value. Also, it does not provide any type of market performance guarantee. There is no charge for adding this rider to your policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5.0% of the then current accumulation value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.



Reinstatement of a Lapsed Policy

If the No Lapse provision is not in effect, and your policy has lapsed, you may reinstate your policy within five years of the policy lapse date, if both insureds are living, provided:

1) it has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability of both insureds is furnished to us and we agree to accept the risk for both insureds;

4) we receive a payment sufficient to keep your policy in force for at least two months; and

5) any accrued loan interest is paid and any remaining indebtedness is either paid or reinstated.

The reinstated policy will be effective as of the monthly anniversary day after the date on which we approve your application for reinstatement. Surrender charges will be reinstated as of the policy year in which your policy lapsed. Your accumulation value at reinstatement will be the net premium payment then made less all monthly deductions due.


TAX ISSUES

The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax advisor about the application of tax rules to your individual situation.




Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under the guideline premium test, which limits premiums paid depending upon the insured's age, gender, and risk classification, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if
(1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

The Code also recognizes a cash value accumulation test, which does not limit premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We do not apply this test to the policy.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.


Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.


Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "Modified Endowment Contract" (a "MEC") for federal income tax purposes.



Policies That Are MECs


Characterization of a Policy as a MEC. A Modified Endowment Contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test," a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.


Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs

Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during the policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.



Last Survivor Contract

Although we believe that the policy, when issued as a last survivor contract, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to last survivor contracts is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under
Section 7702 regarding this form of contract, there is necessarily some uncertainty whether a last survivor contract will meet the Section 7702 definition of a life insurance contract. As a result, we may need to return a portion of your premium (with earnings) and impose higher cost of insurance charges in the future.

Due to the coverage of more than one insured under the policy, there are special considerations in applying the 7-pay test. For example, a reduction in the death benefit at any time, such as may occur upon a partial surrender, may cause the policy to be a MEC. Also and more generally, the manner of applying the 7-pay test is somewhat uncertain in the case of policies covering more than one insured



Other Considerations


Insured Lives Past Age 100. If the younger insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the specified amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the younger insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.


If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.


In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Market Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.



Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.



LEGAL PROCEEDINGS
In the ordinary course of its business, the Company and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.


FINANCIAL STATEMENTS

The December 31, 2009 financial statements of the Separate Account and the December 31, 2009 consolidated financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).


                              Contents of the SAI




GENERAL INFORMATION
   Lincoln Life
   Capital Markets and Financial Ratings
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Checkbook Service for Disbursements



POLICY INFORMATION
   Assignment
   Change of Ownership
   Beneficiary
   Right to Convert Contract
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age or Gender
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

This prospectus, the funds prospectus, and the SAI are also available on our internet site, www.LincolnFinancial.com

Lincoln Life Flexible Premium Variable Life Account R
1933 Act Registration No. 333-115882
1940 Act Registration No. 811-08579

                               End of Prospectus

                                SAI 1

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2010
                  Relating to Prospectus Dated May 1, 2010 for



                            Lincoln SVUL-IV product



       Lincoln Life Flexible Premium Variable Life Account R, Registrant



             The Lincoln National Life Insurance Company, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301

or by telephoning (800) 444-2363, and requesting a copy of the Lincoln SVUL-IV product prospectus.


                          TABLE OF CONTENTS OF THE SAI




Contents                                                   Page
-------------------------------------------------       ----------
GENERAL INFORMATION..............................             2
    Lincoln Life.................................             2
    Capital Markets and Financial Ratings........             2
    Registration Statement.......................             3
    Changes of Investment Policy.................             3
    Principal Underwriter........................             3
    Disaster Plan................................             3
    Advertising..................................             3
SERVICES.........................................             5
    Independent Registered Public Accounting
      Firm.......................................             5
    Accounting Services..........................             5
    Checkbook Service for Disbursements..........             5


Contents                                                   Page
-------------------------------------------------       ----------
POLICY INFORMATION...............................             5
    Assignment...................................             5
    Change of Ownership..........................             5
    Beneficiary..................................             6
    Right to Convert Contract....................             6
    Change of Plan...............................             6
    Settlement Options...........................             7
    Deferment of Payments........................             7
    Incontestability.............................             7
    Misstatement of Age or Gender................             7
    Suicide......................................             8
PERFORMANCE DATA.................................             8
FINANCIAL STATEMENTS.............................             9
    Separate Account.............................           R-1
    Company......................................           S-1

GENERAL INFORMATION


Lincoln Life
The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy, are backed by the claims-paying ability of Lincoln Life.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.


Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Capital Markets and Financial Ratings


The capital and credit markets have been experiencing extreme volatility and disruption for more than twelve months. In some cases, the markets have exerted downward pressure on availability of liquidity and credit capacity for certain companies. As a result, the market for fixed income securities has experienced illiquidity, increased price volatility, credit downgrade events and increased expected probability of default. Securities that are less liquid are more difficult to value and may be hard to sell, if desired. During this time period, domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers (such as our company) that have exposure to the real estate, mortgage and credit markets particularly affected. In any particular year, our capital may increase or decrease depending on a variety of factors -the amount of our statutory income or losses (which itself is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.


Nationally recognized rating agencies rate our financials as an insurance company. The ratings do not imply approval of the product and do not refer to the performance of the product, including underlying investment options, if any. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. In late September and early October of 2008, A.M. Best, Fitch, Moody's and S&P each revised their outlook for the U.S. life insurance sector from stable to negative. Our financial strength ratings, which are intended to measure our ability to meet policyholder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.



Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

Lincoln Life may materially change the investment policy of the Separate Account. If this decision is made, we must inform the Owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments. The state insurance departments would not approve the change in investment policy if found to be detrimental to the interests of the Owners of the policies or the end result would render our operations hazardous to the public.

If an owner objects, his or her policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the lives of the insureds. The owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion.The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current policy on the date of the conversion.



Principal Underwriter


Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $11,550,329 in 2009, 15,614,729 in 2008 and $13,308,564 in 2007 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.





Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising

Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps, A.M. Best Company and Fitch. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SERVICES


Independent Registered Public Accounting Firm
The financial statements of the Separate Account and the consolidated financial statements of The Lincoln National Life Insurance Company appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



Accounting Services

We have entered into an agreement with the Bank of New York Mellon, N.A., One Mellon Bank Plaza, 500 Grant Street, Pittsburgh, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Checkbook Service for Disbursements

We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary's name as owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.

We also offer this same checkbook service for surrenders of your policy of $5,000 or more. Once your request is processed, proceeds are placed in an interest-bearing account in your name. You have complete access to your proceeds through check writing privileges. You have the choice of leaving proceeds in this account or you may write checks immediately - even a check for the entire amount.


POLICY INFORMATION


Assignment
While either insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.



Change of Ownership

As long as either insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective as of the date of the latest signature in good order. We may require that the policy be submitted to us for endorsement before making a change.

Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while either insured is living, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of the latest signature in good order.

If any beneficiary dies before the death of the second insured, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives at the time of the death of the second insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.



Right to Convert Contract

You may at any time transfer 100% of the policy's accumulation value to the general account and choose to have all future premium payments allocated to the general account. After you do this, the minimum period the policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of accumulation value, the specified amount, the sex, attained age and rating class of the insured at the time of transfer. The minimum period will decrease if you choose to surrender the policy or make a withdrawal. The minimum period will increase if you choose to decrease the specified amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the general account.



Change of Plan

Within 18 months of the date we issue your policy, you may exchange your policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, date of issue and age of the insured as the original policy.

You may exchange the policy for separate single life policies on each of the insureds under any of the following circumstances:

(1) a change in the Internal Revenue Code (IRC) that would result in a less favorable tax treatment of the insurance provided under this policy,

(2) the insureds are legally divorced while this policy is in force, or

(3) the insureds' business is legally dissolved while the policy is in force.

An exchange for separate policies is subject to all of the following conditions:

(1) both insureds are alive and the policy is in force at the time of the change in circumstances noted above,

(2) both insureds furnish evidence of insurability satisfactory to the Company, unless

  (a) the exchange is applied for within 12 months of the enactment of the change in the IRC, or (b) the exchange is applied for within 24 months of the date of legal divorce with the exchange to become effective after 24 months following the date of legal divorce,

(3) the amount of insurance of each new policy is not larger than one half of the amount of insurance then in force under this policy, and

(4) any other requirements as determined by the Company are met.

The new policy will not take effect until the date all such requirements are met. The premium for each new policy is determined according to the Company's rates in effect at that time for that policy based on each insured's attained age and premium class, if that premium class is available on a single-life basis. If either insured's premium class is not available on a single-life basis, the new policy for that insured cannot be issued unless satisfactory evidence of insurability is provided for an premium class that is available.



Settlement Options

You may elect or change a settlement option while at least one insured is alive. If you have not irrevocably selected a settlement option, the beneficiary may elect to change the settlement option within 90 days after the second insured dies. If no settlement option is selected, the death benefit proceeds will be paid in a lump sum.

If you assign your policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any remaining death benefit proceeds as elected.

Your written request to elect, change, or revoke a settlement option must be received in our Administrative Office before payment of the lump sum or any settlement option is initiated. The first payment of the settlement option selected will become payable on the date proceeds are settled. Payments after the first payment will be made on the first day of each month. Once payments have begun, the policy cannot be surrendered and neither the payee nor the settlement option may be changed.

You have at least four settlement options:

1) an annuity for the lifetime of the payee;

2) an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months;

3) monthly payments for a stated number of years, at least five but no more than thirty; or

4) payment of a maximum of 3% interest annually on the sum left on deposit.

We may offer you or your beneficiary additional settlement options in the future.



Deferment of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay premiums on policies with us.



Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase (in accordance with state law).



Misstatement of Age or Gender

If the age or gender of either insureds has been misstated, benefits will be adjusted based on the following values:

1) the net amount at risk at the time of the second insured's death;

2) the ratio of the monthly cost of insurance applied in the policy month of death to the monthly cost of insurance that should have been applied at the true age and gender in the policy month of death; and

3) the accumulation value at the time of the second insured's death.

The amount of death benefit proceeds will be 1. multiplied by 2. and then the result added to 3.



Suicide

If the second insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the second insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.


PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., premium loads, administrative fees, and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2009 financial statements of the Separate Account and the December 31, 2009 consolidated financial statements of the Company follow.

                          Prospectus 2

Lincoln Life Flexible Premium Variable Life Account R
The Lincoln National Life Insurance Company

Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265

Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 444-2363

--------------------------------------------------------------------------------
 A Flexible Premium Variable Life Insurance Policy On the Lives of Two Insureds
--------------------------------------------------------------------------------
     This prospectus describes Lincoln PreservationEdgeSM SVUL, a flexible premium variable life insurance contract (the "Policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "We", "Us", "Our"). The policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.


     The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state-specific features. Please check with your financial advisor regarding their availability.


     You, the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account R ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. Comprehensive information on the funds may be found in the funds prospectus which is furnished with this prospectus. Those funds are known as the Elite Series of funds (the "funds"), and such funds are offered by the following fund families.
                      o AllianceBernstein Variable Products Series Fund, Inc.

                      o American Century Investments Variable Portfolios, Inc.

                      o American Funds Insurance Series

                      o BlackRock Variable Series Funds, Inc.

                      o Delaware VIP Trust

                      o DWS Variable Series II

                      o Fidelity (Reg. TM) Variable Insurance Products

                      o Franklin Templeton Variable Insurance Products Trust

                      o Lincoln Variable Insurance Products Trust

                      o MFS (Reg. TM) Variable Insurance Trust

                      o PIMCO Variable Insurance Trust


     Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

This policy may not be available in all states, and this prospectus only offers the policy for sale in jurisdictions where such offer and sale are lawful.



                         Prospectus Dated: May 1, 2010

                                 Table of Contents





Contents                                                 Page
--------------------------------------------------      -----
POLICY SUMMARY....................................         3
    Benefits of Your Policy.......................         3
    Risks of Your Policy..........................         3
    Charges and Fees..............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.............................         8
    Fund Participation Agreements.................         9
    Distribution of the Policies and
      Compensation................................         9
    Sub-Accounts and Funds........................        10
    Sub-Account Availability and Substitution of
      Funds.......................................        15
    Voting Rights.................................        15
POLICY CHARGES AND FEES...........................        16
    Premium Load; Net Premium Payment.............        16
    Surrender Charges.............................        16
    Partial Surrender Fee.........................        17
    Transfer Fee..................................        17
    Mortality and Expense Risk Charge.............        18
    Cost of Insurance Charge......................        18
    Administrative Fee............................        18
    Policy Loan Interest..........................        18
    Rider Charges.................................        19
YOUR INSURANCE POLICY.............................        19
    Application...................................        20
    Owner.........................................        20
    Right to Examine Period.......................        20
    Initial Specified Amount......................        21
    Transfers.....................................        21
    Market Timing.................................        21
    Optional Sub-Account Allocation Programs......        23
    Riders........................................        24
    Continuation of Coverage......................        25


Contents                                                 Page
--------------------------------------------------      -----
    Termination of Coverage.......................        26
    State Regulation..............................        26
PREMIUMS..........................................        26
    Allocation of Net Premium Payments............        26
    Planned Premiums; Additional Premiums.........        26
    Policy Values.................................        27
DEATH BENEFITS....................................        28
    Death Benefit Options.........................        28
    Changes to the Initial Specified Amount and
      Death Benefit Options.......................        29
    Death Benefit Proceeds........................        30
POLICY SURRENDERS.................................        31
    Partial Surrender.............................        31
POLICY LOANS......................................        31
LAPSE AND REINSTATEMENT...........................        32
    No Lapse Provision............................        32
    Reinstatement of a Lapsed Policy..............        35
TAX ISSUES........................................        35
    Taxation of Life Insurance Contracts in
      General.....................................        35
    Policies That Are MECs........................        36
    Policies That Are Not MECs....................        37
    Last Survivor Contract........................        38
    Other Considerations..........................        38
    Fair Market Value of Your Policy..............        39
    Tax Status of Lincoln Life....................        39
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS....................................        39
LEGAL PROCEEDINGS.................................        39
FINANCIAL STATEMENTS..............................        40
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION..........................        41
GLOSSARY OF TERMS.................................        42

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The policy described in this prospectus is a variable life insurance policy which provides death benefit protection on the lives of two insureds. Upon the death of the first insured, the policy pays no death benefit. The policy will pay the death benefit only when the second insured has died. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of premium payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the policy owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

Flexibility. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options, lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "underlying funds". You should refer to this prospectus and the prospectus for each underlying fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate premiums and accumulation values to the Fixed Account.



Risks of Your Policy

Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the underlying fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each underlying fund's objective and risk is found in that fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the policy's accumulation value and will impact how long the policy remains in force, its tax status, and the amount of premium you need to pay to keep the policy in force.


Policy Values in the General Account. Premium payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" section of this prospectus.

Unsuitable for Short-Term Investment. This policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.


Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding policy loans and partial surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding policy loans or any amounts that you have surrendered or withdrawn will reduce your policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your policy's death benefit.

Consequences of Surrender. Surrender charges are assessed if you surrender your policy within the first 10 policy years. Depending on the amount of premium paid, or any reduction in specified amount, there may be little or no surrender value available. Partial surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional premium payments. Full or partial surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.

Tax Treatment of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your policy, and the deferral of taxation of any increase in the value of your policy. If the policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more premiums than permitted under the federal tax law your policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

Tax Law Compliance. We believe that the policy will satisfy the federal tax law definition of life insurance, and we will monitor your policy for compliance with the tax law requirements. The discussion of the tax treatment of your policy is based on the current policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the policy, as well as any changes in the current tax law requirements, may affect the policy's qualification as life insurance or may have other tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning or surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer accumulation values between Sub-Accounts.



                                 Table I: Transaction Fees
                                    When Charge                          Amount
         Charge                     is Deducted                         Deducted
 Maximum sales charge        When you pay a premium.        5.0% from each premium payment.
 imposed on premiums
 (load)

                                               Table I: Transaction Fees
                                           When Charge                                      Amount
          Charge                           is Deducted                                     Deducted
 Surrender Charge*              Upon full surrender of your
                                policy and when you make
                                certain specified amount
                                decreases (years 1-10).
  Maximum and                                                          The surrender charge ranges from a maximum
  Minimum Charge                                                       of $54.53 to a minimum of $0.00 per $1,000 of
                                                                       specified amount.
  Charge for a                                                         For a male, age 55, standard non-tobacco, and a
  Representative Insured                                               female, age 55, standard non-tobacco, in year
                                                                       one, the maximum surrender charge is $29.24
                                                                       per $1,000 of specified amount.
  Fund Transfer Fee             Applied to any transfer request        $ 25
                                in excess of 24 made during
                                any policy year.
  Estate Tax Repeal             One-time charge at issue (if           $250
  Rider (optional)              elected).


Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.



                          Table II: Periodic Charges Other Than Fund Operating Expenses
                                        When Charge                                    Amount
          Charge                        is Deducted                                   Deducted
 Cost of Insurance*             Monthly
  Maximum and                                                    The monthly cost of insurance rates for standard
  Minimum Charge                                                 issue individuals ranges from a guaranteed
                                                                 maximum of $83.33 per $1,000 per month to a
                                                                 guaranteed minimum of $0.00 per $1,000 per
                                                                 month of net amount at risk.

                                                                 Individuals with a higher mortality risk than
                                                                 standard issue individuals can be charged from
                                                                 135% to 5,000% of the standard rate.
  Charge for a                                                   For a male, age 55, standard non-tobacco, and a
  Representative Insured                                         female, age 55, standard non-tobacco, the
                                                                 guaranteed maximum monthly cost of insurance
                                                                 rate is $0.00005 per $1,000 of net amount at
                                                                 risk in the year of policy issue.
 Mortality and Expense          Daily (at the end of each        Daily charge as a percentage of the value of the
 Risk Charge ("M&E")            valuation day).                  Separate Account, guaranteed at an effective
                                                                 annual rate of 0.20% in all policy years.
 Administrative Fee*            Monthly                          A flat fee of $10 per month in all years.

                   Table II: Periodic Charges Other Than Fund Operating Expenses
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
  Maximum and                                      For the first 120 months from issue date or
  Minimum Charge                                   increase in specified amount, there is an
                                                   additional charge. The monthly charge ranges
                                                   from a maximum of $0.90 per $1,000 of initial
                                                   specified amount or increase in specified
                                                   amount to a minimum of $0.06834 per $1,000
                                                   of initial specified amount or increase in
                                                   specified amount.
  Charge for a                                     For a male, age 55, standard non-tobacco, and a
  Representative Insured                           female, age 55, standard non-tobacco, the
                                                   maximum additional monthly charge is
                                                   $0.22334 per $1,000 of initial specified amount
                                                   or increase in specified amount.
 Policy Loan Interest           Annually           4.0% annually of the amount held in the loan
                                                   account.1


     1 Annual interest rate of 4% in years 1-10, and 3% in years 11 and later.



          Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                           When Charge                             Amount
       Charge              is Deducted                            Deducted
 Rider Charges                               Individualized based on optional Rider(s)
                                             selected.
 Supplemental Term        Monthly
 Insurance Rider*
  Maximum and                                The monthly cost of insurance rates for standard
  Minimum Charge                             issue individuals ranges from a guaranteed
                                             maximum of $83.33 per $1,000 per month to a
                                             guaranteed minimum of $0.00 per $1,000 per
                                             month of net amount at risk.

                                             Individuals with a higher mortality risk than
                                             standard issue individuals can be charged from
                                             135% to 5,000% of the standard rate.

                                             For the first 120 months from issue date or
                                             increase in term specified amount, there is an
                                             additional charge. The monthly charge ranges
                                             from a maximum of $0.20 per $1,000 of term
                                             specified amount or increase in term specified
                                             amount to a minimum of $0.03334 per $1,000
                                             of term specified amount or increase in term
                                             specified amount.

                   Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                        When Charge                                  Amount
          Charge                        is Deducted                                 Deducted
  Charge for a                                                  For a male, age 55, standard non-tobacco, and a
  Representative Insured                                        female, age 55, standard non-tobacco, the
                                                                guaranteed maximum monthly cost of insurance
                                                                rate is $0.00005 per $1,000 of net amount at
                                                                risk in the year of policy issue.

                                                                For a male, age 55, standard non-tobacco, and a
                                                                female, age 55, standard non-tobacco, the
                                                                maximum additional monthly charge is $0.035
                                                                per $1,000 of term specified amount or increase
                                                                in term specified amount.
  Overloan Protection           One-time charge when you        Maximum charge of 5% of the then current
  Rider                         elect to use the benefit        accumulation value.


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.


Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.




 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        5.09% 2         0.32%
 (12b-1) fees, and other expenses.




  2 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 3.65%. These waivers and reductions generally extend through April 30, 2011 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-444-2363.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT

The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation
(LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.


Lincoln Life Flexible Premium Variable Life Account R (Separate Account) is a Separate Account of the Company which was established on December 2, 1997. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." Any changes in the investment policy of the Separate Account must be approved by the Indiana Department of Insurance.

You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, please write to us at: PO Box 7866, Fort Wayne, IN

46802-7866, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.



Fund Participation Agreements

In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.50% based upon the assets of an Underlying Fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.

Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation

The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company. One of the broker-dealer firms is Lincoln Financial Advisors Corporation ("LFA"), which is an affiliate of the Company. The maximum total compensation we pay to any broker-dealer firm in conjunction with policy sales is 140% of first year premium and 5% of all other premiums paid. The amount of compensation may be affected by choices the policy owner has made when the policy was applied for, including the choices of riders, which may result in equivalent amounts paid over time. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in FINRA Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated for the transaction. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.

We do not anticipate that the surrender charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's general account, which supports insurance and annuity obligations.



Sub-Accounts and Funds

The variable investment options in the policy are Sub-Accounts of the Separate Account ("Sub-Accounts"). All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate "Underlying Fund". You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.

We create Sub-Accounts and select the funds the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the fund in which such Sub-Account invests no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant policy owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the fund in which a Sub-Account invests, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.


The Underlying Funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that funds' prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-444-2363 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.



AllianceBernstein Variable Products Series Fund, Inc., advised by
AllianceBernstein, L.P.


   o AllianceBernstein Global Thematic Growth Portfolio (Class A): Long-term growth.

   o AllianceBernstein Growth and Income Portfolio (Class A): Long-term growth.


   o AllianceBernstein International Value Portfolio (Class A): Long-term growth.

   o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth.


American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

   o Inflation Protection Fund (Class I): Long-term total return.

     This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.



American Funds Insurance Series, advised by Capital Research and Management
     Company.

   o Global Growth Fund (Class 2): Long-term growth.

   o Global Small Capitalization Fund (Class 2): Long-term growth.

   o Growth Fund (Class 2): Long-term growth.

   o Growth-Income Fund (Class 2): Growth and income.

   o International Fund (Class 2): Long-term growth.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC


   o Global Allocation VI Fund (Class I): High total return.


Delaware VIP Trust, advised by Delaware Management Company.*


   o Diversified Income Series (Standard Class): Total return.

   o Emerging Markets Series (Standard Class): Capital appreciation.

   o High Yield Series (Standard Class): Total return.

     This fund is available only to existing policy owners as of May 17, 2010. Consult your financial advisor.

   o Limited-Term Diversified Income Series (Standard Class): Total return.

   o REIT Series (Standard Class): Total return.

   o Small Cap Value Series (Standard Class): Capital appreciation.


   o Trend Series (Standard Class): Capital appreciation.

   o U. S. Growth Series (Standard Class): Capital appreciation.

   o Value Series (Standard Class): Capital appreciation.


  *Investments in any of the funds offered under the Delaware VIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds offered under the Delaware VIP Trust, the repayment of capital from any of the funds offered under the Delaware VIP Trust or any particular rate of return.



DWS Variable Series II, advised by Deutsche Investment Management Americas, Inc. and subadvised by RREEF America L.L.C.


   o DWS Alternative Asset Allocation Plus VIP Portfolio (Class A): Capital appreciation.



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management & Research Company and subadvised by FMR CO., Inc.

   o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

   o Growth Portfolio (Service Class): Capital appreciation.

   o Mid Cap Portfolio (Service Class): Long-term growth.

   o Overseas Portfolio (Service Class): Long-term growth.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Bond Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.

   o Franklin Income Securities Fund (Class 1): Current income.

   o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.

   o Mutual Shares Securities Fund (Class 1): Capital appreciation.

   o Templeton Global Bond Securities Fund (Class 1): High current income.

     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
     Advisors Corporation.

   o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
     (Subadvised by BAMCO, Inc.)


   o LVIP BlackRock Inflation Protected Bond Fund (Standard Class): Maximize real return.
     (Subadvised by BlackRock Financial Management, Inc.)
     This fund will be available on or about May 17, 2010. Consult your financial advisor.


   o LVIP Capital Growth Fund (Standard Class): Capital growth.
     (Subadvised by Wellington Management Company, LLP)

   o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total return.
     (Subadvised by Cohen & Steers Capital Management)

   o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Columbia Management Advisors, LLC)

   o LVIP Delaware Bond Fund (Standard Class): Current income.

     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
     (Subadvised by Delaware Management Company)*
     This fund will be available on or about May 17, 2010. Consult your financial advisor.

   o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
     (Subadvised by Delaware Management Company)*
     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.


   o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.

     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*

   o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited)


   o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)


   o LVIP J.P. Morgan High Yield Fund (Standard Class): High level of current income.
     (Subadvised by J.P. Morgan Investment Management, Inc.)
     This fund will be available on or about May 17, 2010. Consult your financial advisor.


   o LVIP Marsico International Growth Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Marsico Capital Management, LLC)

   o LVIP MFS Value Fund (Standard Class): Capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)

   o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation. (Subadvised by Wellington Management Company, LLP)

   o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

   o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.
     (Subadvised by Delaware Management Company)

   o LVIP SSgA Bond Index Fund (Standard Class): Replicate Barclays Aggregate Bond Index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA International Index Fund (Standard Class): Replicate broad foreign index..
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Replicate S&P 500 Index.

     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small-Cap Index Fund (Standard Class): Replicate Russell 2000 Index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
      Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)

   o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation. (Subadvised by Turner Investment Partners)


   o LVIP Wells Fargo Intrinsic Value Fund (Standard Class): Income. (Subadvised by Metropolitan West Capital Management)
     (formerly LVIP FI Equity-Income Fund)


   o LVIP Wilshire 2010 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)
     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Wilshire 2020 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)
     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Wilshire 2030 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)
     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Wilshire 2040 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)
     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Wilshire Aggressive Profile Fund (Standard Class)(2): Long-term growth of capital.
     (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Conservative Profile Fund (Standard Class)(2): Current income.
     (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Moderate Profile Fund (Standard Class)(2): Growth and income.
     (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Moderately Aggressive Profile Fund (Standard Class)(2):
      Growth and income.
     (Subadvised by Wilshire Associates Incorporated)


  *Investments in any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust, the repayment of capital from any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust or any particular rate of return.



MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
  Services Company

   o Growth Series (Initial Class): Capital appreciation.

   o Total Return Series (Initial Class): Total return.

   o Utilities Series (Initial Class): Total return.


PIMCO Variable Insurance Trust, advised by PIMCO


   o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio (Administrative Class): Maximum real return.


  (1)"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see Statement of

     Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

  (2)The Lincoln Variable Insurance Products Trust LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile Fund, LVIP Wilshire 2040 Profile Fund, LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, and LVIP Wilshire Moderately Aggressive Profile Fund are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.



Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant policy owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitution of underlying funds. Substitute funds may have higher charges than the funds being replaced.



Voting Rights

The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each policy owner provide their voting instructions to the Company. Even though policy owners may choose not to provide voting instruction, the shares of a fund to which such policy owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of policy owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.

POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

In addition to policy charges, the investment adviser for each of the underlying funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser. Other expenses (including 12b-1 fees for Class 2 shares and other expenses) are incurred by the funds and deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by each underlying fund is contained in that fund's prospectus.

The monthly deductions, including the cost of insurance charges, may be deducted in two ways:

1) Proportionately from the net accumulation value of each Sub-Account and the Fixed Account subject to the charge.

2) From the net accumulation value of specific funds which you have designated.

If you have selected designated funds, and in a given month there is not sufficient value in those funds to cover the monthly deduction, we will take the remaining monthly deduction pro rata from the rest of the funds in your policy that have value.

If you have not selected designated funds, the monthly deductions will be taken pro rata from all of the funds in your policy that have value.


The monthly deductions are made on the "monthly anniversary day," which is the Date of Issue and the same day of each month thereafter. If the day that would otherwise be a monthly anniversary day is non-existent for that month, or is not a valuation day, then the monthly anniversary day is the next valuation day. You may select or change designated funds at any time prior to a monthly anniversary day by contacting our Administrative Office.


If the net accumulation value is insufficient to cover the current monthly deduction, you have a 61-day grace period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment

We make a deduction from each premium payment. This amount, referred to as "premium load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We currently deduct 3.5% from each premium payment in all policy years. We reserve the right to increase this charge, but guarantee it will not exceed 5.0% from each premium payment. The premium payment, after deduction of the premium load, is called the "net premium payment."



Surrender Charges

A surrender charge may apply if the policy is totally surrendered or has a decrease in the specified amount of death benefit. The surrender charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of surrender charges is included in each policy.

The surrender charge varies by age of the insureds, the number of years since the date of policy issue or the date of an increase in specified amount, and the specified amount. The surrender charge will never exceed $54.53 per $1,000 of specified amount. A personalized schedule of surrender charges is included in each policy. You may obtain more information about the surrender charges that would apply to your policy by requesting a personalized illustration from your insurance representative.

The duration of the surrender charge is 10 years for full surrenders and decreases in specified amount.

Surrender charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The surrender charge will not exceed the policy value. All surrender charges decline to zero within 10 years following policy issue, or any increase in specified amount.

Upon either a full surrender of the policy or a decrease in specified amount, the charge will be subject to the following conditions:

A. For decreases in specified amount, excluding full surrender of the policy, no surrender charge will be applied where the decrease:

     1) occurs after the tenth policy anniversary following policy issue; or

     2) is directly caused by a death benefit option change; or

     3) is caused by a partial surrender; or

     4) when added to the sum of all prior decreases, does not exceed 25% of the initial specified amount.

B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:

     1) is the amount of this decrease plus any prior decreases;

     2) is the greater of an amount equal to 25% of the initial specified amount or the sum of all prior decreases;

     3) is the initial specified amount; and

     4) is the then applicable surrender charge from the schedule in the policy.

We may refuse or limit requests for decreases in specified amount, to the extent there is insufficient value to cover the necessary surrender charges.

If you increase the specified amount, a new surrender charge will be applicable to each increase. This charge is in addition to any surrender charge on the existing specified amount. Upon an increase in specified amount, we will send you a confirmation of the increase.

Upon full surrender of your policy following a policy decrease, the surrender charge will be calculated as the entire amount shown in the policy specifications, multiplied by one minus the percentage of the initial specified amount for which a surrender charge was previously assessed. The charge assessed upon a full surrender will not exceed the policy's value.

If your policy includes the Estate Tax Repeal Rider, and if you satisfy its special conditions, you will have a one-time right to cancel your policy without being subject to surrender charges. This is a limited benefit and is subject to our specific definition of Estate Tax Repeal.

Any surrender may have tax implications. Consult your tax or other financial adviser before initiating a surrender.



Partial Surrender Fee

No surrender charge or administrative fee is imposed on a partial surrender.



Transfer Fee

For each transfer request in excess of 24 made during any policy year, we reserve the right to charge you an administrative fee of $25.

Mortality and Expense Risk Charge

We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insureds may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated. The charge is guaranteed at an effective annual rate of 0.20% in all policy years. The current charge is 0.10% in policy years 1-20 and 0.00% in policy years 21 and beyond.



Cost of Insurance Charge


A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.

The Cost of Insurance Charge for your policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the insured's death under any riders, minus the greater of zero or the Policy's Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .0024663 (the monthly equivalent of an effective annual rate of 3.0%), subtracting the Accumulation Value at the beginning of the policy month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the policy duration, the age, gender (in accordance with state law) and underwriting category of each insured. Please note that it will generally increase each policy year as the insureds age. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.




Administrative Fee

There is a flat monthly deduction of $10. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

For the first 120 months from policy issue date or increase in specified amount, there is an additional charge which will never exceed $0.90 per $1,000 of initial specified amount or increase in specified amount. The charge is based on each insured's age and the specified amount. If an increase occurs, each insured's current insurance age will be the issue age for the new coverage.



Policy Loan Interest

If you borrow against your policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 4% in years 1-10, 3% in years 11 and beyond. We will credit 3% interest on the loan account value in all years.

Rider Charges

Supplemental Term Insurance Rider. This optional rider provides annually renewable term insurance, which terminates when the younger insured reaches, or would have reached, age 121. There are monthly cost of insurance charges for this rider, based on the policy duration, and the age, gender and underwriting category of each insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year. In addition, there is a monthly charge per $1,000 of term coverage for the first 120 months from issue date or increase in term specified amount.

Estate Tax Repeal Rider. There is a $250 one-time charge at issue for this rider.

Overloan Protection Rider. There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the then current Accumulation Value.


YOUR INSURANCE POLICY
Your policy is a life insurance contract that provides for a death benefit payable on the death of the second insured. The policy and the application constitute the entire contract between you and Lincoln Life.

If we obtain appropriate approvals from policy owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.


The policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your policy such as: the identity of the insureds and owner; Date of Issue; the initial specified amount; the death benefit option selected; issue ages; named beneficiary; initial premium payment; surrender charges; expense charges and fees; No Lapse premium (subject to state availability); and guaranteed maximum cost of insurance rates.


When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insureds will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.


The Date of Issue is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and ages are determined.


Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We cannot process your requests for transactions relating to the Policy until we have received the request in "good order" at our Home Office. "Good order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction is in good order, and we reserve the right to change or waive any good order requirements at any time.

We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.



Application

If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insureds and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insureds. Based on our review of medical information about the proposed insureds, we may decline to provide insurance, or we may place the proposed insureds in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the insured's age, underwriting category, and gender (if applicable state law allows charges to vary based on gender), the policy duration, and the current net amount at risk.

A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when each insured is at least age 20 and at most age 85. Age will be determined by the nearest birthday of each insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner

The owner on the date of policy issue is designated in the policy specifications. You, as owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) optional No Lapse protection and riders;

3) the amount and frequency of premium payments; and

4) the amount of net premium payment to be allocated to the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your policy as long as at least one of the insureds is living . These rights generally include the power to select the beneficiary, request policy loans, make partial surrenders, surrender the policy entirely, name a new owner, and assign the policy. You must inform us of any change in writing. We will record change of owner and beneficiary forms to be effective as of the date of the latest signature on the written request.



Right to Examine Period

You may return your policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the "Right to Examine Period". If the policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of
(i) the Accumulation Value less any indebtedness, on the date the returned policy is received by us, plus (ii) any charges and fees imposed under the policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.

If your policy is issued in a state that requires return of Premium Payments, any Net Premium Payments received by us within ten days of the date the policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If your policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated. In all cases, if the policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any indebtedness, on the date the returned policy is received by us, plus (ii) any charges and fees imposed under the policy's terms.




Initial Specified Amount

You will select the Initial Specified Amount of death benefit on the application. This may not be less than $250,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the policy specifications page.



Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

During the first policy year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the dollar cost averaging program described below. The amount of all transfers from the Fixed Account in any other policy year may not exceed the greater of:

1) 25% of the Fixed Account value as of the immediately preceding Policy Anniversary, or

2) the total dollar amount transferred from the Fixed Account in the immediately preceding policy year.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. We may limit transfers from the Fixed Account at any time.

Requests for transfers must be made in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 P.M. Eastern time on a business day will normally be effective that day.



Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the underlying funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing

Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.

In addition, the underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each underlying fund or its principal underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund.

You should be aware that the purchase and redemption orders received by underlying funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts to which premium payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the underlying funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the underlying funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the underlying funds. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the underlying fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the underlying funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain underlying funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the underlying funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy holders or as applicable to all policy holders with policy values allocated to Sub-Accounts investing in particular underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the underlying fund's investment adviser, the underlying fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some underlying funds also may impose redemption fees on short-term trading (i.e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.



Optional Sub-Account Allocation Programs

You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.


Dollar Cost Averaging systematically transfers specified dollar amounts from the money market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers from the Fixed Account can only be elected at the time your policy is issued. Transfers from the money market Sub-Account may be elected at any time while your policy is in force. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.


You may elect dollar cost averaging on your application, or contact our Administrative Office for information.

Dollar Cost Averaging terminates automatically:

1) if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;


2) seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

3) after 12 or 24 months (as elected on your application); or

4) if your policy is surrendered or otherwise terminates.

From time to time, we may offer special interest rate programs for Dollar Cost Averaging. Please consult your financial adviser to determine the current availability and terms of these programs. We reserve the right to modify, suspend or terminate a Dollar Cost Averaging program. Any changes will not affect policy owners currently participating in the Dollar Cost Averaging program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. If automatic rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of automatic rebalancing do not count against the number of free transfers available.

You may select automatic rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated, or the allocation may be changed at any time, by contacting our Administrative Office.



Riders

We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

Estate Tax Repeal Rider. If desired, you must select this rider when you initially apply for insurance. In the event of federal estate tax repeal as set forth in the Economic Growth and Tax Relief Reconciliation Act of 2001 (H.R.
1836) being extended, this rider allows you to cancel your policy for an amount equal to the surrender value of the policy plus the applicable surrender charge. There is a one-time $250 charge at issue for this rider.

For purposes of this rider, estate tax repeal will be deemed to have occurred if federal legislation is enacted into law that extends the estate tax repeal provisions set forth in the Economic Growth and Tax Reconciliation Act of 2001 (H.R. 1836) at least two years beyond January 1, 2011. This new legislation must be in effect on January 1, 2010. The start date for this rider (the date that begins the 12-month "window" for you to exercise the rider) is the later of January 1, 2010, or the date in 2010 upon which legislation is enacted that triggers estate tax repeal, but no later than December 31, 2010.

This rider terminates on the earliest of:

1) one year from the start date;

2) December 31, 2010, provided no estate tax repeal, as defined above, has been enacted;

3) the date you request termination of the rider;

4) termination of your policy; or

5) full surrender of your policy prior to the start date.

If your policy lapses but is reinstated, the rider will likewise be reinstated, provided such reinstatement occurs before 1), 2), or 3) above.

Supplemental Term Insurance Rider. If desired, you must select this rider when you initially apply for insurance. The rider provides annually renewable non-convertible term insurance , which terminates when the younger insured reaches, or would have reached, age 121. Upon death of the second insured, we will pay the Term Insurance Benefit Amount, in addition to death benefit proceeds of the death benefit option in effect on your policy.

There is a monthly cost for this rider, similar to the cost of insurance of the base policy. This rate is determined by the Company, is based on the policy duration, the age, underwriting category and gender of each insured, and is applied against the Term Insurance Benefit Amount shown on the policy specifications page. For the first 120 policy months from issue date or increase in term specified amount, there is a monthly expense charge per $1,000 of term coverage.

This rider will limit the maximum period during which your policy is guaranteed not to lapse under the No Lapse provision. If you have chosen the age 100 No Lapse provision, the maximum period will now be the first 20 policy years or the date the younger insured reaches, or would have reached, age 100. For the 10 year and 20 year No Lapse provisions, the maximum period will now be the first 5 policy years. All other provisions set forth in the age 100, 20 year and 10 year No Lapse provisions will still apply.

This rider terminates on the earliest of:

1) the date you request termination of the rider;

2) when your policy lapses;

3) when your policy is fully surrendered;

4) when the insured reaches, or would have reached, age 121; or

5) the second death.

If your policy is reinstated, this rider will likewise be reinstated. However, sufficient premium must be paid to cover the monthly deduction including monthly rider costs.

Overloan Protection Rider. If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on indebtedness exceeding the accumulation value less the surrender charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in accumulation value. Also, it does not provide any type of market performance guarantee.

We will automatically issue this rider with your policy. There is no charge for adding this rider to your policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5% of the then current accumulation value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.



Continuation of Coverage

If at least one of the insureds is still living when the younger insured attains, or would have attained, age 121, and the policy has not been surrendered, the policy will remain in force until policy surrender or death of the second insured. However, there are certain changes that will take place:

1) we will no longer accept premium payments;

2) we will make no further deductions;

3) policy values held in the Separate Account will be transferred to the Fixed Account; and

4) we will no longer transfer amounts to the Sub-Accounts.

Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.

Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the policy;

2) death of the second insured; or

3) failure to pay the necessary amount of premium to keep your policy in force.



State Regulation

The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state-specific features.


PREMIUMS
You may select and vary the frequency and the amount of premium payments and the allocation of net premium payments. After the initial premium payment is made there is no minimum premium required, except to maintain the No Lapse provision or to keep the policy in force. Premiums may be paid any time before the younger insured attains, or would have attained, age 121.

The initial premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two monthly deductions.



Allocation of Net Premium Payments

Your net premium payment is the portion of a premium payment remaining, after deduction of the premium load. The net premium payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of net premium payments among the Sub-Accounts and Fixed Account on the application. Subsequent net premium payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of net premium payments among the Sub-Accounts and Fixed Account at any time. The amount of net premium payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit net premium payments to your policy as of the end of the valuation period in which it is received at our Administrative Office. The end of the valuation period is 4:00 P.M., Eastern Time, unless the New York Stock Exchange closes earlier.

The valuation period is the time between valuation days. A valuation day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every valuation day.



Planned Premiums; Additional Premiums

Planned premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic premium payments at any time.

In addition to any planned premium, you may make additional premium payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

Unless you specifically direct otherwise, any payment received (other than any premium payment necessary to prevent, or cure, policy lapse) will be applied as premium and will not repay any outstanding loans. There is no premium load on any payment which you specifically direct as repayment of an outstanding loan.

You may increase planned premiums, or pay additional premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional premium payments.

We may require evidence of insurability if any payment of additional premium (including planned premium) would increase the difference between the death benefit and the accumulation value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

We may decline any additional premium (including planned premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your policy exceeds the limit is referred to as the guideline premium test. The excess amount of premium will be returned to you. We may accept alternate instructions from you to prevent your policy from becoming a MEC. Refer to the section headed "Tax Issues" for more information.



Policy Values

Policy value in your variable life insurance policy is also called the accumulation value.

The accumulation value equals the sum of the Fixed Account value, the Separate Account value, and the loan account value. At any point in time, the accumulation value reflects:

1) net premium payments made;

2) the amount of any partial surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the loan account; and

5) all charges and fees deducted.

The Separate Account value, if any, is the portion of the accumulation value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. This is also referred to as the variable accumulation value.

A unit of measure used in the calculation of the value of each Sub-Account is the variable accumulation unit. It may increase or decrease from one valuation period to the next. The variable accumulation unit value for a Sub-Account for a valuation period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund made during the valuation period; minus

2) the liabilities of the Sub-Account at the end of the valuation period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of variable accumulation units for that Sub-Account outstanding at the beginning of the valuation period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any valuation period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or partial surrenders. We guarantee the Fixed Account value. Interest is credited daily on the Fixed Account value at the greater of a rate of 0.00809863% (equivalent to a compounded annual rate of 3%) or a higher rate determined by the Company.

The loan account value, if any, reflects any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's general account. We do not guarantee the loan account value. Interest is credited on the loan account at an effective annual rate of 3% in all years.



The Net Accumulation Value is the accumulation value less the loan account value. It represents the net value of your policy and is the basis for calculating the surrender value.


We will tell you at least annually the accumulation value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the loan account value. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy.


DEATH BENEFITS
The death benefit proceeds is the amount payable to the beneficiary upon the death of the second insured, based upon the death benefit option in effect. Loans, loan interest, partial surrenders, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment. may impact the amount payable as death benefit proceeds in your policy. Refer to the "Riders" section of this prospectus for more information.



Death Benefit Options

Three different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the second insured, less any indebtedness; or

2) a percentage of the accumulation value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. A schedule of these percentages is in your policy.

The following table provides more information about the death benefit options.



 Option                       Death Benefit Proceeds Equal to the                                Variability
    1         Specified amount (a minimum of $250,000)                                 None; level death benefit
    2         Sum of the specified amount plus the net accumulation value as of        May increase or decrease over
              the date of the second insured's death.                                  time, depending on the amount
                                                                                       of premium paid and the
                                                                                       investment performance of the
                                                                                       underlying Sub-Accounts or the
                                                                                       Fixed Account.

 Option                          Death Benefit Proceeds Equal to the                                Variability
    3         Sum of the specified amount plus the accumulated premiums (all                Will generally increase,
              premiums paid minus the cumulative policy factor, if that factor is           depending on the amount of
              elected) up to the limit shown in the policy specifications, as of the        premium paid.
              date of the second insured's death. Any premium paid that will cause the death benefit proceeds to exceed this limit will be applied to the policy, but will not increase the death benefit. The cumulative policy factor, normally used in business situations, is calculated as:
              a) the applicable monthly rate then used by the Internal Revenue
              Service (IRS); or
              b) an alternative monthly rate permitted by the IRS; times
              c) the specified amount divided by 1000.


If for any reason the owner does not elect a particular death benefit option, Option 1 will apply until changed by the owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $250,000.

A Partial Surrender may reduce the specified amount. If the specified amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender may have on the specified amount.)


The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.

You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. The minimum increase in specified amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                    Impact
     1 to 2          The specified amount will be reduced by the accumulation value as of the effective date of change.
     2 to 1          The specified amount will be increased by the accumulation value as of the effective date of change.
     1 to 3          The specified amount will not change.
     3 to 1          The specified amount will be increased by accumulated premiums (less the cumulative policy factor if that factor is elected) as of the effective date of change.
     2 to 3          The specified amount will be increased by the accumulation value as of the effective date of change.
     3 to 2          o If the accumulation value is greater than the accumulated premium (less cumulative policy factor if that factor elected), the specified amount will be reduced by the accumulation value less accumulated premium (plus cumulative policy factor if that factor is elected) as of the effective date of change.
                     o If the accumulation value is less than the accumulated premium (less the cumulative policy factor if elected), the specified amount will be increased by the accumulated premium (less the cumulative policy factor if that factor is elected), less the accumulation value as of the effective date of change.

A surrender charge may apply to a decrease in specified amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a surrender charge to be applied. A schedule of surrender charges is included in each policy.

Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Any increase in the specified amount will increase the amount of the surrender charge applicable to your policy. Changes in specified amount do not affect the premium load as a percentage of premium.

We may decline any request for change of the death benefit option or reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law according to the guideline premium test.

The guideline premium test provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the policy's death benefit above the specified amount in order to satisfy the guideline premium test. If the increase in the policy's death benefit causes an increase in the net amount at risk, charges for the cost of insurance will increase as well.

Any change is effective on the first monthly anniversary day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the changes will be effective on the first monthly anniversary day on which the accumulation value is equal to, or greater than, the monthly deduction amount.



Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of both insureds. This notification must include a certified copy of an official death certificate for each insured, a certified copy of a decree of a court of competent jurisdiction as to the finding of death for each insured, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of both insureds, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.

If the recipient of the death benefit proceeds has elected a lump sum settlement and the death benefit proceeds are over $5,000, the proceeds will be placed into an interest-bearing account in the recipient's name. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage the proceeds with the balance earning interest from the day the account is opened.


The SecureLine (Reg. TM) account is a special service that we offer in which your death benefit or surrender proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the proceeds) a check, we will send a checkbook so that you (or the proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. You may request that surrender proceeds be paid directly to you instead of deposited in a SecureLine (Reg. TM) account. You (or the recipient of the proceeds) may request that the proceeds be paid in the form of a check rather than receiving the SecureLine (Reg. TM) checkbook. Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account.

POLICY SURRENDERS
You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The Surrender Value of your policy is the amount you can receive by surrendering the policy. The Surrender Value is the Net Accumulation Value (which is the policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the "Surrender Value").

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.


If you request lump sum surrender and the policy's Surrender Value is over $20,000, your surrender proceeds will be placed into a SecureLine (Reg. TM) Account in your name. Refer to the description of the SecureLine (Reg. TM) Account under the section headed "Death Benefit Proceeds" for more information.



You (or the recipient of the proceeds) may request that the proceeds be paid in the form of a check rather than the SecureLine (Reg. TM) checkbook.



Partial Surrender


You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the policy's Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.


Partial Surrenders may reduce the Accumulation Value and the specified amount. The amount of the Partial Surrender and our administrative fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.



   Death Benefit
 Option in Effect                                        Impact of Partial Surrender
         1              Will reduce the accumulation value and the specified amount.
         2              Will reduce the accumulation value, but not the specified amount.
         3              Will reduce the accumulated premiums, and the specified amount to the extent that the amount of the partial surrender exceeds the accumulated premiums.


Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.

We may at our discretion decline any request for a partial surrender.


POLICY LOANS
You may borrow against the surrender value of your policy. The loan may be for any amount up to 100% of the current surrender value. However, we reserve the right to limit the amount of your loan so that total policy indebtedness will not exceed 90% of an amount equal to the accumulation value less surrender charge. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and accumulation value.

The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The loan account is the account in which policy indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the loan account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid. Interest on policy loans accrues at an effective annual rate of 4% in years 1-10 and 3% thereafter, and is payable once a year in arrears on each policy anniversary, or earlier upon full surrender or other payment of proceeds of your policy. Policy Values in the Loan Account (Loan collateral Account) are part of the Company's General Account.


The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding policy loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional policy loan, and added to the loan account value. Lincoln Life credits interest to the loan account value at a rate of 3% in all years, so the net cost of your policy loan is 1% in years 1-10 and 0% thereafter.

Your outstanding loan balance may be repaid at any time as long as at least one of the insureds is living. The loan account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are currently allocated, unless you instruct otherwise.

If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current accumulation value less surrender charges, the policy will terminate subject to the conditions in the grace period provision, unless the No Lapse provision is in effect. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.


LAPSE AND REINSTATEMENT
If at any time the net accumulation value is insufficient to pay the monthly deduction, unless the No Lapse provision is in effect, all policy coverage will terminate. This is referred to as policy lapse. The net accumulation value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to partial surrenders;

4) due to indebtedness for policy loans; or

5) because of a combination of any of these factors.

If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the net accumulation value of your policy is sufficient to pay the monthly deduction amount on a monthly anniversary day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.

If the amount stated in the notice is not paid to us within the grace period, then the policy will terminate. The grace period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the monthly anniversary day on which the monthly deduction could not be paid. If the insured dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.



No Lapse Provision

Your policy includes a No Lapse provision. This means that your policy will not lapse as long as you have paid the required No Lapse premium. The No Lapse premium is the cumulative premium required to maintain the No Lapse provision, preventing your policy from lapse, and is shown in the policy specifications.

There is no difference in the calculation of policy values and death benefit between a policy that has the No Lapse provision, and a policy that does not. This is true whether or not the No Lapse provision is active and keeping the policy from lapsing.

Availability of the No Lapse provision may vary in some states. Where available, there is no charge for this feature. It is only available with death benefit options 1 and 2.

There are three levels of No Lapse protection:

1) a guarantee until the younger insured reaches, or would have reached, age 100 (must be selected at time of policy application);

2) a guarantee for the first 20 policy years; and

3) a guarantee for the first 10 policy years.




                                                                               Provision will terminate
   Level                       Lapse Protection                                  upon the earliest of
 Age 100        If elected, a payment of the age 100 No             1) the age 100 premium requirement is not
                Lapse premium is due as of the Date of              met,
                Issue and each monthly anniversary day to           2) there is a change in the death benefit
                guarantee the policy will not lapse before          option, or
                the younger insured reaches, or would have          3) the younger insured reaches, or would
                reached, age 100. All, or a portion of, the         have reached, age 100.

                remaining monthly premiums can be paid in
                                                                    A period of at least 61 days will be granted
                advance at any time.
                                                                    for the age 100 No Lapse premium if on any

                As long as the sum of all premium                   monthly anniversary day it is determined
                payments (less any indebtedness and                 that the age 100 No Lapse premium has not
                partial surrenders) is at least equal to the        been met. At least 31 days before the end of
                sum of the age 100 No Lapse premiums                that period, we will notify you of the amount
                since the Date of Issue, the policy will not        of premium necessary to maintain the age
                lapse until the younger insured reaches, or         100 No Lapse provision.

                would have reached, age 100, even if the
                                                                    Once the age 100 No Lapse provision is
                net accumulation value is insufficient to
                                                                    terminated, it cannot be reinstated.
                meet the monthly deductions.
                                                                    However, you may still qualify for either the
                                                                    20 year or 10 year No Lapse provision.

                                                                                       Provision will terminate
       Level                            Lapse Protection                                 upon the earliest of
 First 20 policy        During the first 20 years the policy will not        1) a change in the death benefit option,
 years                  lapse, even if the net accumulation value is         2) the younger insured reaches, or would
                        insufficient to meet the monthly deductions,         have reached, age 100, or
                        as long as the sum of:                               3) the beginning of the 21st policy year.

                        o all premium payments (less any partial             Failure to meet the No Lapse premium
                        surrenders) accumulated at 4% interest               requirement during the first 20 years does
                                                                             not terminate the No Lapse provision. Any
                        o minus any indebtedness
                                                                             premium shortfall can be made up while the

                        is at least equal to the sum of the 20 year          policy is in force or during the policy's
                        No Lapse premiums due since Date of Issue            grace period.

                        (shown in the policy specifications),
                                                                             Continuing to pay the 20 year No Lapse
                        accumulated at 4% interest.
                                                                             premium beyond the termination of the 20
                                                                             year No Lapse provision does not guarantee
                                                                             that the policy will not lapse. Payments
                                                                             must be sufficient to cover your monthly
                                                                             deductions.

                                                                             However, you may still qualify for the 10
                                                                             year No Lapse provision.
 First 10 policy        During the first 10 years the policy will not        1) a change in the death benefit option,
 years                  lapse, even if the net accumulation value is         2) the younger insured reaches, or would
                        insufficient to meet the monthly deductions,         have reached, age 100, or
                        as long as the sum of:                               3) the beginning of the 11th policy year.

                        o all premium payments (less any partial             Failure to meet the No Lapse premium
                        surrenders) accumulated at 4% interest               requirement during the first 10 years does
                                                                             not terminate the No Lapse provision. Any
                        o minus any indebtedness
                                                                             premium shortfall can be made up while the

                        is at least equal to the sum of the 10 year          policy is in force or during the policy's
                        No Lapse premiums due since Date of Issue            grace period.

                        (shown in the policy specifications),
                                                                             Continuing to pay the 10 year No Lapse
                        accumulated at 4% interest.
                                                                             premium beyond the termination of the 10
                                                                             year No Lapse provision does not guarantee
                                                                             that the policy will not lapse. Payments
                                                                             must be sufficient to cover your monthly
                                                                             deductions.


If you fail to satisfy the requirements for the age 100, 20 year and 10 year No Lapse provisions, and you have paid insufficient premium to cover your monthly deductions, the policy, after notice, and expiration of the policy's grace period, will lapse.

Your levels of No Lapse premiums are shown on the policy specifications pages. To determine if you are meeting the cumulative premium payment required to retain the No Lapse protection, review your most recent quarterly statement or contact our Administrative Office.

If the No Lapse provision terminates, the premiums you must pay to keep the policy in force may be significantly higher than the No Lapse premium would have been. If you pay only the minimum premium needed to keep the No Lapse provision in force, you may be foregoing the potential for increased accumulation value that higher premium payments could provide.

If you have selected the Supplemental Term Insurance Rider, as described in the Riders section of this prospectus, it will shorten the maximum time for you to keep your No Lapse protection. If you have chosen the Age 100 No Lapse provision, the maximum period will now be the first 20 years or the date the younger insured reaches, or would have reached, age 100. For the 10 year and 20 year No Lapse provisions, the maximum period will now be the first 5 policy years.

Your policy may also include the Overloan Protection Rider. If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on indebtedness exceeding the accumulation value less the surrender charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in accumulation value. Also, it does not provide any type of market performance guarantee. There is no charge for adding this rider to your policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5.0% of the then current accumulation value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.



Reinstatement of a Lapsed Policy

If the No Lapse provision is not in effect, and your policy has lapsed, you may reinstate your policy within five years of the policy lapse date, if both insureds are living, provided:

1) it has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability of both insureds is furnished to us and we agree to accept the risk for both insureds;

4) we receive a payment sufficient to keep your policy in force for at least two months; and

5) any accrued loan interest is paid and any remaining indebtedness is either paid or reinstated.

The reinstated policy will be effective as of the monthly anniversary day after the date on which we approve your application for reinstatement. Surrender charges will be reinstated as of the policy year in which your policy lapsed. Your accumulation value at reinstatement will be the net premium payment then made less all monthly deductions due.


TAX ISSUES

The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax advisor about the application of tax rules to your individual situation.




Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under the guideline premium test, which limits premiums paid depending upon the insured's age, gender, and risk classification, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if
(1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

The Code also recognizes a cash value accumulation test, which does not limit premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We do not apply this test to the policy.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.


Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.


Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "Modified Endowment Contract" (a "MEC") for federal income tax purposes.



Policies That Are MECs


Characterization of a Policy as a MEC. A Modified Endowment Contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test," a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.


Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.


Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs

Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during the policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.

Last Survivor Contract

Although we believe that the policy, when issued as a last survivor contract, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to last survivor contracts is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under
Section 7702 regarding this form of contract, there is necessarily some uncertainty whether a last survivor contract will meet the Section 7702 definition of a life insurance contract. As a result, we may need to return a portion of your premium (with earnings) and impose higher cost of insurance charges in the future.

Due to the coverage of more than one insured under the policy, there are special considerations in applying the 7-pay test. For example, a reduction in the death benefit at any time, such as may occur upon a partial surrender, may cause the policy to be a MEC. Also and more generally, the manner of applying the 7-pay test is somewhat uncertain in the case of policies covering more than one insured



Other Considerations


Insured Lives Past Age 121. If the younger insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 121, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the specified amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the younger insured attains age 121.


Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments.

If at any time you pay a premium that would exceed the amount allowable to permit the policy to continue to qualify as life insurance, we will either refund the excess premium to you within 60 days of the end of the policy year or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.


The policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your policy to become a MEC and you do not consent to MEC status for your policy, we will either refund the excess premium to you within 60 days of the end of the policy year, offer you the opportunity to apply for an increase in Death Benefit. If the excess premium exceeds $250, we will offer you the additional alternative of instructing us to hold the excess in a premium deposit fund and apply it to the policy on the next, succeeding policy anniversary when the premium no longer causes your policy to be deemed a MEC in accordance with your premium allocation instructions on file at the time the premium is applied.


Any interest and other earnings on funds in a premium deposit fund will be includible in income subject to tax as required by law.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.


If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.


In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Market Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.



Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.



LEGAL PROCEEDINGS
In the ordinary course of its business, the Company and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.


FINANCIAL STATEMENTS

The December 31, 2009 financial statements of the Separate Account and the December 31, 2009 consolidated financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).


                              Contents of the SAI




GENERAL INFORMATION
   Lincoln Life
   Capital Markets and Financial Ratings
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Checkbook Service for Disbursements



POLICY INFORMATION
   Assignment
   Change of Ownership
   Beneficiary
   Right to Convert Contract
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age or Gender
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

This prospectus, the funds prospectus, and the SAI are also available on our internet site, www.LincolnFinancial.com

Lincoln Life Flexible Premium Variable Life Account R
1933 Act Registration No. 333-115882
1940 Act Registration No. 811-08579

                               End of Prospectus

GLOSSARY OF TERMS

7-pay test - A test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code.


1933 Act - The Securities Act of 1933, as amended.

1940 Act - The Investment Company Act of 1940, as amended.

Accumulation Value - An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.


Administrative Fee - The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

Automatic Rebalancing - A program which periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-
Account.


Beneficiary - The person designated to receive the Death Benefit Proceeds.


Cash Value Accumulation Test - A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single premium required to fund the future benefits under the policy.

Code - Internal Revenue Code of 1986, as amended.

Cost of Insurance Charge - This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the policy's Net Amount at Risk by the Cost of Insurance Rate.


Date of Issue - The date on which we begin life insurance coverage under the policy if you have paid your initial premium with your application. If you have not paid your initial premium with your application, your life insurance coverage will begin on the day we receive your initial premium.


Death Benefit Proceeds - The amount payable to the beneficiary upon the death of the second insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your policy.

Dollar Cost Averaging - An optional program which you select which systematically transfers specified dollar amounts from the money market Sub-Account or on a limited basis from the Fixed Account to one or more Sub-Accounts.


Fixed Account - An allocation option under the policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.


Fixed Account Value - An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.


Fund (Underlying Fund) - The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.


Grace Period - The period during which you may make premium payments (or repay indebtedness) to prevent policy lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the policy enters the grace period.


Guideline Premium Test - A provision of the Code under which the maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.


Indebtedness - The sum of all outstanding loans and accrued interest.

Lapse Notice - Written notice to you (or any assignee of record) that your policy will terminate unless we receive payment of premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of premium payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your policy.

Loan Account - The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account.

Loan Account Value - An amount equal to any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's General Account.


M&E - Mortality and Expense Risk Charge.


Market Timing Procedures - Policies and procedures from time to time adopted by us as an effort to protect our policy owners and the funds from potentially harmful trading activity.


Modified Endowment Contract (MEC) - A life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of premium payments.


Monthly Anniversary Day - The Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.

Monthly Deduction - The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your policy.

Net Accumulation Value - An amount equal to the Accumulation Value less the Loan Account Value.


Net Amount at Risk - The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, premium payment patterns, and charges.

Net Premium Payment - An amount equal to the premium payment, minus the Premium Load.

Owner - The person or entity designated as owner in the policy specifications unless a new owner is thereafter named, and we receive written notification of such change.

Partial Surrender - A withdrawal of a portion of your policy values.

Planned Premium - The amount of periodic premium (as shown in the policy specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice.

Policy Anniversary - The same date (month and day) each Policy Year equal to the Date of Issue, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.

Policy Loan - The amount you have borrowed against the Surrender Value of your policy.


Policy Loan Interest - The charge made by the Company to cover the cost of your borrowing against your policy. Policy Loan Interest will be charged to the Loan Account Value.


Policy Lapse - The day on which coverage under the policy ends as described in the grace period.

Policy Year - Twelve month period(s) beginning on the Date of Issue and extending up to but not including the next Policy Anniversary.

Premium (Premium Payment) - The amount that you pay to us for your policy. You may select and vary the frequency and the amount of premium payments. After the initial premium payment is made there is no minimum premium required, except premium payments to keep the policy in force.

Premium Load - A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.


Reduction of Specified Amount - A decrease in the Specified Amount of your policy.


Right to Examine Period - The period during which the policy may be returned to us for cancellation.

SAI - Statement of Additional Information.

SEC - The Securities and Exchange Commission.

Separate Account Value (Variable Accumulation Value) - An amount equal to the values in the Sub-Accounts.

Specified Amount (Initial Specified Amount) - The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the "Initial Specified Amount". The Specified Amount may be increased or decreased after issue if allowed by and described in the policy.

Sub-Account(s) - Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account values.

Surrender Charge - The charge we may make if you request a Full Surrender of your policy or request a

Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each policy.

Surrender Value - An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.


Valuation Day - Each day on which the New York Stock Exchange is open and trading is unrestricted.


Valuation Period - The time between Valuation Days.

Variable Accumulation Unit - A unit of measure used in the calculation of the value of each Sub-Account.

                             SAI 2

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2010
                  Relating to Prospectus Dated May 1, 2010 for



                    Lincoln PreservationEdgeSM SVUL product



       Lincoln Life Flexible Premium Variable Life Account R, Registrant



             The Lincoln National Life Insurance Company, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301

or by telephoning (800) 444-2363, and requesting a copy of the Lincoln PreservationEdgeSM SVUL product prospectus.


                          TABLE OF CONTENTS OF THE SAI




Contents                                                   Page
-------------------------------------------------       ----------
GENERAL INFORMATION..............................             2
    Lincoln Life.................................             2
    Capital Markets and Financial Ratings........             2
    Registration Statement.......................             3
    Changes of Investment Policy.................             3
    Principal Underwriter........................             3
    Disaster Plan................................             3
    Advertising..................................             3
SERVICES.........................................             5
    Independent Registered Public Accounting
      Firm.......................................             5
    Accounting Services..........................             5
    Checkbook Service for Disbursements..........             5


Contents                                                   Page
-------------------------------------------------       ----------
POLICY INFORMATION...............................             5
    Assignment...................................             5
    Change of Ownership..........................             5
    Beneficiary..................................             6
    Right to Convert Contract....................             6
    Change of Plan...............................             6
    Settlement Options...........................             7
    Deferment of Payments........................             7
    Incontestability.............................             7
    Misstatement of Age or Gender................             7
    Suicide......................................             8
PERFORMANCE DATA.................................             8
FINANCIAL STATEMENTS.............................             9
    Separate Account.............................           R-1
    Company......................................           S-1

GENERAL INFORMATION


Lincoln Life
The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy, are backed by the claims-paying ability of Lincoln Life.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.


Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Capital Markets and Financial Ratings


The capital and credit markets have been experiencing extreme volatility and disruption for more than twelve months. In some cases, the markets have exerted downward pressure on availability of liquidity and credit capacity for certain companies. As a result, the market for fixed income securities has experienced illiquidity, increased price volatility, credit downgrade events and increased expected probability of default. Securities that are less liquid are more difficult to value and may be hard to sell, if desired. During this time period, domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers (such as our company) that have exposure to the real estate, mortgage and credit markets particularly affected. In any particular year, our capital may increase or decrease depending on a variety of factors -the amount of our statutory income or losses (which itself is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.


Nationally recognized rating agencies rate our financials as an insurance company. The ratings do not imply approval of the product and do not refer to the performance of the product, including underlying investment options, if any. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. In late September and early October of 2008, A.M. Best, Fitch, Moody's and S&P each revised their outlook for the U.S. life insurance sector from stable to negative. Our financial strength ratings, which are intended to measure our ability to meet policyholder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.



Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

Lincoln Life may materially change the investment policy of the Separate Account. If this decision is made, we must inform the Owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments. The state insurance departments would not approve the change in investment policy if found to be detrimental to the interests of the Owners of the policies or the end result would render our operations hazardous to the public.

If an owner objects, his or her policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the lives of the insureds. The owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion.The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current policy on the date of the conversion.



Principal Underwriter


Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $11,550,329 in 2009, 15,614,729 in 2008 and $13,308,564 in 2007 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.





Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising

Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps, A.M. Best Company and Fitch. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SERVICES


Independent Registered Public Accounting Firm
The financial statements of the Separate Account and the consolidated financial statements of The Lincoln National Life Insurance Company appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



Accounting Services

We have entered into an agreement with the Bank of New York Mellon, N.A., One Mellon Bank Plaza, 500 Grant Street, Pittsburgh, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Checkbook Service for Disbursements

We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary's name as owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.

We also offer this same checkbook service for surrenders of your policy of $5,000 or more. Once your request is processed, proceeds are placed in an interest-bearing account in your name. You have complete access to your proceeds through check writing privileges. You have the choice of leaving proceeds in this account or you may write checks immediately - even a check for the entire amount.


POLICY INFORMATION


Assignment
While either insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.



Change of Ownership

As long as either insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective as of the date of the latest signature in good order. We may require that the policy be submitted to us for endorsement before making a change.

Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while either insured is living, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of the latest signature in good order.

If any beneficiary dies before the death of the second insured, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives at the time of the death of the second insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.



Right to Convert Contract

You may at any time transfer 100% of the policy's accumulation value to the general account and choose to have all future premium payments allocated to the general account. After you do this, the minimum period the policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of accumulation value, the specified amount, the sex, attained age and rating class of the insured at the time of transfer. The minimum period will decrease if you choose to surrender the policy or make a withdrawal. The minimum period will increase if you choose to decrease the specified amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the general account.



Change of Plan

Within 18 months of the date we issue your policy, you may exchange your policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, date of issue and age of the insured as the original policy.

You may exchange the policy for separate single life policies on each of the insureds under any of the following circumstances:

(1) a change in the Internal Revenue Code (IRC) that would result in a less favorable tax treatment of the insurance provided under this policy,

(2) the insureds are legally divorced while this policy is in force, or

(3) the insureds' business is legally dissolved while the policy is in force.

An exchange for separate policies is subject to all of the following conditions:

(1) both insureds are alive and the policy is in force at the time of the change in circumstances noted above,

(2) both insureds furnish evidence of insurability satisfactory to the Company, unless

  (a) the exchange is applied for within 12 months of the enactment of the change in the IRC, or (b) the exchange is applied for within 24 months of the date of legal divorce with the exchange to become effective after 24 months following the date of legal divorce,

(3) the amount of insurance of each new policy is not larger than one half of the amount of insurance then in force under this policy, and

(4) any other requirements as determined by the Company are met.

The new policy will not take effect until the date all such requirements are met. The premium for each new policy is determined according to the Company's rates in effect at that time for that policy based on each insured's attained age and premium class, if that premium class is available on a single-life basis. If either insured's premium class is not available on a single-life basis, the new policy for that insured cannot be issued unless satisfactory evidence of insurability is provided for an premium class that is available.



Settlement Options

You may elect or change a settlement option while at least one insured is alive. If you have not irrevocably selected a settlement option, the beneficiary may elect to change the settlement option within 90 days after the second insured dies. If no settlement option is selected, the death benefit proceeds will be paid in a lump sum.

If you assign your policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any remaining death benefit proceeds as elected.

Your written request to elect, change, or revoke a settlement option must be received in our Administrative Office before payment of the lump sum or any settlement option is initiated. The first payment of the settlement option selected will become payable on the date proceeds are settled. Payments after the first payment will be made on the first day of each month. Once payments have begun, the policy cannot be surrendered and neither the payee nor the settlement option may be changed.

You have at least four settlement options:

1) an annuity for the lifetime of the payee;

2) an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months;

3) monthly payments for a stated number of years, at least five but no more than thirty; or

4) payment of a maximum of 3% interest annually on the sum left on deposit.

We may offer you or your beneficiary additional settlement options in the future.



Deferment of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay premiums on policies with us.



Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase (in accordance with state law).



Misstatement of Age or Gender

If the age or gender of either insureds has been misstated, benefits will be adjusted based on the following values:

1) the net amount at risk at the time of the second insured's death;

2) the ratio of the monthly cost of insurance applied in the policy month of death to the monthly cost of insurance that should have been applied at the true age and gender in the policy month of death; and

3) the accumulation value at the time of the second insured's death.

The amount of death benefit proceeds will be 1. multiplied by 2. and then the result added to 3.



Suicide

If the second insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the second insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.


PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., premium loads, administrative fees, and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2009 financial statements of the Separate Account and the December 31, 2009 consolidated financial statements of the Company follow.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2009 AND 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company and its subsidiaries (the Company) as of December 31, 2009 and 2008, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company and subsidiaries at December 31, 2009 and 2008, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2009 the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairments.


/s/ Ernst & Young LLP
Philadelphia, Pennsylvania
April 1, 2010

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS
(IN MILLIONS)

                                                                           AS OF DECEMBER 31,
                                                                          -------------------
                                                                            2009       2008
                                                                          --------   --------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
      Fixed maturity (amortized cost: 2009 -- $58,816; 2008 -- $52,558)   $ 58,889   $ 46,489
      Equity (cost: 2009 -- $141; 2008 -- $187)                                155        139
   Trading securities                                                        2,366      2,189
   Mortgage loans on real estate                                             6,835      7,396
   Real estate                                                                 128        119
   Policy loans                                                              2,864      2,887
   Derivative investments                                                      841         60
   Other investments                                                           975        948
                                                                          --------   --------
         Total investments                                                  73,053     60,227
Cash and invested cash                                                       2,553      2,116
Deferred acquisition costs and value of business acquired                    9,396     11,184
Premiums and fees receivable                                                   302        445
Accrued investment income                                                      860        782
Reinsurance recoverables                                                     8,018     11,334
Reinsurance related embedded derivatives                                       139        167
Goodwill                                                                     3,011      3,520
Other assets                                                                 3,375      3,509
Separate account assets                                                     73,500     55,655
                                                                          --------   --------
         Total assets                                                     $174,207   $148,939
                                                                          ========   ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                  $ 13,940   $ 17,054
Other contract holder funds                                                 63,744     59,441
Short-term debt                                                                 21          4
Long-term debt                                                               1,925      2,080
Funds withheld reinsurance liabilities                                       3,137      2,243
Deferred gain on business sold through reinsurance                             516        542
Payables for collateral on investments                                       1,924        880
Other liabilities                                                            2,099      1,382
Separate account liabilities                                                73,500     55,655
                                                                          --------   --------
         Total liabilities                                                 160,806    139,281
                                                                          --------   --------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 14)
STOCKHOLDER'S EQUITY
Common stock -- 10,000,000 shares, authorized, issued and outstanding       10,588      9,132
Retained earnings                                                            2,915      3,135
Accumulated other comprehensive loss                                          (102)    (2,609)
                                                                          --------   --------
         Total stockholder's equity                                         13,401      9,658
                                                                          --------   --------
            Total liabilities and stockholder's equity                    $174,207   $148,939
                                                                          ========   ========

           See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF INCOME
(IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                                                FOR THE YEARS ENDED
                                                                                                    DECEMBER 31,
                                                                                             ------------------------
                                                                                              2009     2008     2007
                                                                                             ------   ------   ------
REVENUES
Insurance premiums                                                                           $1,816   $1,835   $1,664
Insurance fees                                                                                2,841    2,990    2,930
Net investment income                                                                         4,006    3,975    4,181
Realized loss:
   Total other-than-temporary impairment losses on securities                                  (643)    (682)    (257)
   Portion of loss recognized in other comprehensive income                                     262       --       --
                                                                                             ------   ------   ------
      Net other-than-temporary impairment losses on securities recognized in earnings          (381)    (682)    (257)
      Realized gain (loss), excluding other-than-temporary impairment losses on securities     (208)    (142)     130
                                                                                             ------   ------   ------
         Total realized loss                                                                   (589)    (824)    (127)
                                                                                             ------   ------   ------
Amortization of deferred gain on business sold through reinsurance                               73       76       83
Other revenues and fees                                                                         299      271      323
                                                                                             ------   ------   ------
      Total revenues                                                                          8,446    8,323    9,054
                                                                                             ------   ------   ------
BENEFITS AND EXPENSES
Interest credited                                                                             2,406    2,438    2,379
Benefits                                                                                      2,388    2,654    2,330
Underwriting, acquisition, insurance and other expenses                                       2,579    2,960    2,520
Interest and debt expense                                                                        93       85       82
Impairment of intangibles                                                                       729       --       --
                                                                                             ------   ------   ------
   Total benefits and expenses                                                                8,195    8,137    7,311
                                                                                             ------   ------   ------
      Income before taxes                                                                       251      186    1,743
      Federal income tax expense (benefit)                                                      163      (68)     504
                                                                                             ------   ------   ------
         Net income                                                                          $   88   $  254   $1,239
                                                                                             ======   ======   ======

           See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                  FOR THE YEARS ENDED
                                                                      DECEMBER 31,
                                                              ---------------------------
                                                                2009      2008      2007
                                                              -------   -------   -------
COMMON STOCK
Balance as of beginning-of-year                               $ 9,132   $ 9,105   $ 9,088
Lincoln National Corporation purchase price                        --        --        (9)
Capital contribution from Lincoln National Corporation          1,451        --        --
Stock compensation/issued for benefit plans                         5        27        26
                                                              -------   -------   -------
   Balance as of end-of-year                                   10,588     9,132     9,105
                                                              -------   -------   -------
RETAINED EARNINGS
Balance as of beginning-of-year                                 3,135     3,283     3,341
Cumulative effect from adoption of new accounting standards        97        --       (55)
Comprehensive income (loss)                                     2,692    (2,408)      876
Other comprehensive income (loss), net of tax                  (2,604)    2,662       363
                                                              -------   -------   -------
   Net income                                                      88       254     1,239
Dividends declared                                               (405)     (402)   (1,242)
                                                              -------   -------   -------
   Balance as of end-of-year                                    2,915     3,135     3,283
                                                              -------   -------   -------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                (2,609)       53       416
Cumulative effect from adoption of new accounting standards       (97)       --        --
Other comprehensive income (loss), net of tax                   2,604    (2,662)     (363)
                                                              -------   -------   -------
   Balance as of end-of-year                                     (102)   (2,609)       53
                                                              -------   -------   -------
      Total stockholder's equity as of end-of-year            $13,361   $ 9,658   $12,441
                                                              =======   =======   =======

           See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                                    FOR THE YEARS ENDED
                                                                                        DECEMBER 31,
                                                                               ----------------------------
                                                                                 2009       2008      2007
                                                                               --------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                     $     88   $   254   $ 1,239
Adjustments to reconcile net income to net cash provided by operating activities:
   Deferred acquisition costs, value of business acquired,
      deferred sales inducements and deferred front
      end loads deferrals and interest, net of amortization                        (371)     (237)     (916)
   Trading securities purchases, sales and maturities, net                          (20)      177       316
   Change in premiums and fees receivable                                           132       (61)      (88)
   Change in accrued investment income                                              (87)       19        13
   Change in future contract benefits                                            (3,165)    4,169       526
   Change in other contract holder funds                                            319       (71)      453
   Change in reinsurance related assets and liabilities                           2,790    (3,618)     (493)
   Change in federal income tax accruals                                            178    (45)      310
   Realized loss                                                                    589       824       127
   Impairment of intangibles                                                        729        --        --
   Amortization of deferred gain on business sold through reinsurance               (73)      (76)      (83)
   Other                                                                              1       (12)     (134)
                                                                               --------   -------   -------
      Net cash provided by operating activities                                   1,110     1,323     1,270
                                                                               --------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                      (13,075)   (5,776)   (8,606)
Sales of available-for-sale securities                                            3,614     1,506     3,453
Maturities of available-for-sale securities                                       3,209     3,732     4,087
Purchases of other investments                                                     (779)   (1,163)   (2,018)
Sales or maturities of other investments                                          1,102       907     1,880
Increase (decrease) in payables for collateral on investments                     1,044      (255)     (369)
Proceeds from sale of subsidiaries/businesses                                         6        --        --
Other                                                                               (51)     (117)      (84)
                                                                               --------   -------   -------
      Net cash provided used in investing activities                             (4,930)   (1,166)   (1,657)
                                                                               --------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of long-term debt, net of issuance costs                                    --       250       375
Increase (decrease) in short-term debt                                                3       (14)       13
Deposits of fixed account values, including the fixed portion of variable        11,346     9,806     9,481
Withdrawals of fixed account values, including the fixed portion of variable     (5,440)   (5,910)   (6,645)
Transfers to and from separate accounts, net                                     (2,248)   (2,204)   (2,448)
Payment of funding agreements                                                        --      (550)       --
Common stock issued for benefit plans and excess tax benefits                        --         8        --
Capital contribution from parent company                                          1,001        --        --
Dividends paid to stockholders                                                     (405)     (402)     (787)
                                                                               --------   -------   -------
      Net cash provided by (used in) financing activities                         4,257       984       (11)
                                                                               --------   -------   -------
Net increase (decrease) in cash and invested cash                                   437     1,141      (398)
Cash and invested cash as of beginning-of-year                                    2,116       975     1,373
                                                                               --------   -------   -------
      Cash and invested cash as of end-of-year                                 $  2,553   $ 2,116   $   975
                                                                               ========   =======   =======

           See accompanying Notes to Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's whole-saling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States of America ("U.S.") and several U.S. territories. See Note 23 for additional information.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, First Penn-Pacific Life Insurance Company ("FPP"), to LNC. The consolidated financial statements include the results of operations and financial condition of FPP from January 1, 2007 through May 3, 2007. FPP's results subsequent to May 3, 2007, are excluded from these consolidated financial statements. On May 7, 2009, LNC made a capital contribution to LNL that transferred ownership of Lincoln Financial Media ("LFM") to LNL. LFM's results subsequent to May 7, 2009, are included in these consolidated financial statements.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 21 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method.

The carrying value of our investments that we account for using the equity method on our Consolidated Balance Sheets and equity in earnings on our Consolidated Statements of Income is not material. All material inter-company accounts and transactions have been eliminated in consolidation. See Note 4 for additional discussion on our VIEs.

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds which includes deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

For all business combination transactions occurring after January 1, 2009, we use the acquisition method of accounting. For more detail on the acquisition method, see Note 2 - "Adoption of New Accounting Standards - Business Combinations Topic." For all business combination transactions initiated after June 30, 2001, but before January 1, 2009, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE HIERARCHY

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATIONTM ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date as "blockage discounts" for large holdings of unrestricted financial instruments where quoted prices are readily and regularly available for an identical asset or liability in an active market are prohibited;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("OCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes. See Notes 5 and 15 for additional details.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. We use observable and unobservable inputs to our valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with senior business leaders and brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. The standard inputs used in order of priority are benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. In addition to the defined standard inputs to our valuation methodologies, we also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. Government bonds. Mortgage-backed securities ("MBS") and asset-backed securities ("ABS") utilize additional inputs which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step down features and over collateralization features. The valuation methodologies for our state and municipal bonds use additional inputs which include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields. Our hybrid and redeemable preferred stocks and equity AFS securities utilize additional inputs of exchange prices (underlying and common stock of the same issuer).

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income. When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities, we generally consider the following to determine that our unrealized losses are not OTTI:

     -    The estimated range and average period until recovery;

     -    The estimated range and average holding period to maturity;

     -    Remaining payment terms of the security;

     - Current delinquencies and nonperforming assets of underlying collateral;

     -    Expected future default rates;

     - Collateral value by vintage, geographic region, industry concentration or property type;

     - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

     -    Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income. If we do not intend to sell a debt security or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income, as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in OCI to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

     -    The current economic environment and market conditions;

     -    Our business strategy and current business plans;

     - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

     - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

     - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

     -    The capital risk limits approved by management; and

     -    Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

     -    Historic and implied volatility of the security;

     - Length of time and extent to which the fair value has been less than amortized cost;

     - Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

     - Failure, if any, of the issuer of the security to make scheduled payments; and

     - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or ABS collateralized debt obligations ("CDOs"), we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

     -    Fundamentals of the industry in which the issuer operates;

     - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

     - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

     -    Expectations regarding defaults and recovery rates;

     -    Changes to the rating of the security by a rating agency; and

     - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

     - Level of creditworthiness of the home equity loans that back a collateralized mortgage obligations ("CMO"), residential mortgages that back a mortgage pass-through securities ("MPTS") or commercial mortgages that back a commercial MBS ("CMBS");

     - Susceptibility to fair value fluctuations for changes in the interest rate environment;

     - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;

     - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security and our expectations of sale of such a security; and

     -    Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

TRADING SECURITIES

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Income as they occur.

ALTERNATIVE INVESTMENTS

Alternative investments, which consist primarily of investments in Limited Partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners.

As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar year period.

PAYABLES FOR COLLATERAL ON INVESTMENTS

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income. Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

CREDIT-LINKED NOTES

We earn a spread between the coupon received on the credit-linked notes ("CLNs") and the interest credited on the funding agreements. Our CLNs were created using a special purpose trust that combines highly rated assets with credit default swaps to produce a multi-class structured security. The high quality assets in these transactions are AAA-rated ABS secured by a pool of credit card receivables. The credit default swaps in the underlying portfolios are actively managed by the investment manager for the pool of underlying issuers in each of the transactions, as permitted in the CLN agreements. The investment manager, from time to time, has directed substitutions of corporate names in the reference portfolio. When substituting corporate names, the issuing special purpose trust transacts with a third party to sell credit protection on a new issuer, selected by the investment manager. The cost to substitute the corporate names is based on market conditions and the liquidity of the corporate names. This new issuer will replace the issuer the investment manager has identified to remove from the pool of issuers. The substitution of corporate issuers does not revise the CLN agreement. The subordination and the participation in credit losses may change as a result of the substitution. The amount of the change is dependent upon the relative risk of the issuers removed and replaced in the pool of issuers.

Consistent with other debt market instruments, we are exposed to credit losses within the structure of the CLNs, which could result in principal losses to our investments. However, we have attempted to protect our investments from credit losses through the multi-tiered class structure of the CLN, which requires the subordinated classes of the investment pool to absorb all of the credit losses up to the current attachment point. LNL owns the mezzanine tranche of these investments.

Our evaluation of the CLNs for OTTI involves projecting defaults in the underlying collateral pool, making assumptions regarding severity and then comparing losses on the underlying collateral pool to the amount of subordination. We apply current published industry data of projected default rates to the underlying collateral pool to estimate the expected future losses. If expected losses were to exceed the attachment point, we may recognize an OTTI on the CLN. See Note 4 and Note 5 for additional discussion on our CLNs.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price, or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. We do not accrue interest on impaired loans and loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Income when received, depending on the assessment of the collectibility of the loan. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE

Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Income. The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income. Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Hierarchy." The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign subsidiary.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments not designated as hedging instruments but that are economic hedges, the gain or loss is recognized in net income within realized gain (loss) during the period of change.

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in realized gain (loss) on our Consolidated Statements of Income. See Note 6 for additional discussion of our derivative instruments.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring universal life ("UL") insurance, variable universal life ("VUL") insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Consolidated Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends. Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. DSI is expensed in interest credited on our Consolidated Statements of Income. The amortization of DFEL is reported within insurance fees on our Consolidated Statements of Income.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 30 years, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

All traditional contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on debt securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Income reflecting the incremental impact of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

On a quarterly basis, we may record an adjustment to the amounts included within our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenue or expense for the impact of the difference between future EGPs used in the prior quarter and the emergence of actual and updated future EGPs in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for annuity and life insurance products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL, included on our Consolidated Balance Sheets, are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change ("prospective unlocking - assumption changes"). We may also identify and implement actuarial modeling refinements ("prospective unlocking - model refinements") that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for annuity and life insurance products with living benefit and death benefit guarantees. The primary distinction between retrospective and prospective unlocking is that retrospective unlocking is driven by the difference between actual gross profits compared to EGPs each period, while prospective unlocking is driven by changes in assumptions or projection models related to our projections of future EGPs.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income, respectively, because there is a right of offset explicit in the reinsurance agreements. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We are required to perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Consolidated Statements of Income.

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

Specifically identifiable intangible assets, net of accumulated amortization, are reported in other assets on our Consolidated Balance Sheets. The carrying values of specifically identifiable intangible assets are reviewed periodically for indicators of impairment in value, including unexpected or adverse changes in the following: the economic or competitive environments in which the Company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Income.

Sales force intangibles are attributable to the value of the distribution system acquired in the Insurance Solutions - Life Insurance segment. These assets are amortized on a straight-line basis over their useful life of 25 years.

Specifically identifiable intangible assets also include Federal Communications Commission ("FCC") licenses and other agreements reported within Other Operations. The FCC licenses are not amortized.

OTHER LONG-LIVED ASSETS

Property and equipment owned for company use is included in other assets on our Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 11 for additional information regarding arrangements with contractual guarantees.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Income in a category referred to as GLBs.

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 10 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.00% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.

UL and VUL products with secondary guarantees represented approximately 41% of permanent life insurance in force as of December 31, 2009, and approximately 71% of sales for these products in 2009. Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate surrender value including an estimate for our nonperformance risk. Our LINCOLN SMARTSECURITY(R) Advantage GWB feature, GIB and 4LATER(R) features have elements of both insurance benefits and embedded derivatives. We weight these features and their associated reserves accordingly based on their hybrid nature. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Hierarchy."

The fair value of our indexed annuity contexts is based on their approximate surrender values.

BORROWED FUNDS

LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. In addition, for the deferred loss on the reinsurance ceded to LNBAR, we are recognizing it over 30 years.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Consolidated Statements of Income. These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Income.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For ABS and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Income.

REALIZED GAIN (LOSS)

Realized gain (loss) on our Consolidated Statements of Income includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES AND FEES

Other revenues and fees consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2007 through 2009 ranged from 3.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Pursuant to the accounting rules for our obligations to employees under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 18 for additional information.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. See Note 20 for additional information.

INTEREST AND DEBT EXPENSES

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, costs or hedges are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 7 for additional information.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

In June 2009, the FASB amended the current hierarchy of GAAP, and identified the FASB ASC as the single source of authoritative GAAP recognized by the FASB. Although the FASB ASC did not change current GAAP, it superseded all existing non-Securities and Exchange Commission ("SEC") accounting and reporting standards as of the effective date. The accounting guidance in the FASB ASC is organized by topical reference, with all the contents having the same level of authority. We adopted the FASB ASC as of September 30, 2009, and have revised all of the referencing of GAAP accounting standards in this filing to reflect the appropriate references in the new FASB ASC.

BUSINESS COMBINATIONS TOPIC

In December 2007, the FASB revised the accounting guidance related to the Business Combinations Topic of the FASB ASC. This revised accounting guidance retained the fundamental requirements for recognizing a business combination, but established revised principles and requirements for the acquirer in a business combination to measure and recognize the acquisition-date fair values of identifiable assets acquired, liabilities assumed and any noncontrolling interests in the acquiree. In addition, goodwill is measured as the excess of the consideration transferred, plus the fair value of any noncontrolling interest in the acquiree, in excess of the fair values of the identifiable net assets acquired. Any contingent consideration is recognized at the acquisition-date fair value, acquisition costs must be expensed in the period the costs are incurred and financial statement disclosures were enhanced to provide users with information to evaluate the nature and financial effects of the business combination. We adopted these revisions for acquisitions occurring after January 1, 2009. The adoption did not have a material impact on our consolidated financial condition or results of operations.

In April 2009, the FASB further amended the guidance in the Business Combinations Topic related to the recognition and measurement of contingencies acquired in a business combination. Contingent assets acquired and liabilities assumed (jointly referred to as "pre-acquisition contingencies") in a business combination are measured as of the acquisition-date fair value only if fair value can be determined during the measurement period. If the fair value cannot be determined during the measurement period, but information is available as of the end of the measurement period indicating the pre-acquisition contingency is both probable and can be reasonably estimated, then the pre-acquisition contingency is recognized as of the acquisition date based on the estimated amount. Subsequent to the acquisition date, the measurement of pre-acquisition contingencies is dependent on the nature of the contingency. We adopted these amendments for acquisitions occurring after January 1, 2009. The adoption did not have a material impact on our consolidated financial condition or results of operations.

COMPENSATION -- RETIREMENT BENEFITS TOPIC

In December 2008, the FASB amended the disclosure requirements for the Compensation - Retirement Benefits Topic of the FASB ASC, which requires enhanced disclosures regarding the plan assets of an employer's defined benefit pension or other postretirement benefit plans. The new disclosures include information regarding the investment allocation decisions made for plan assets, the fair value of each major category of plan assets disclosed separately for pension plans and other postretirement benefit plans and the inputs and valuation techniques used to measure the fair value of plan assets, including the level within the fair value hierarchy as defined by the Fair Value Measurements and Disclosures Topic of the FASB ASC. In addition, enhanced disclosures are required for fair value measurements of plan assets using Level 3 inputs. We adopted these amendments effective December 31, 2009, and have prospectively included the enhanced disclosures related to the applicable employee benefit plans in Note 18.

CONSOLIDATIONS TOPIC

In December 2007, the FASB amended the Consolidations Topic of the FASB ASC to establish accounting and reporting standards for noncontrolling interests, which represents the portion of equity in a subsidiary not attributable, directly or indirectly, to the parent. Noncontrolling interests must be identified, labeled and presented clearly on the face of the applicable consolidated financial statements, with amounts attributable to the parent and to the noncontrolling interest clearly identified. Changes in a parent's ownership interest while the parent retains its controlling financial interest must be consistently accounted for as an equity transaction. When a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary must be initially measured at fair value. The gain or loss on the deconsolidation of the subsidiary is measured using the fair value of any noncontrolling equity investment rather than the carrying amount of that retained investment. In addition, financial statement disclosures must clearly distinguish between the interests of the parent and the interests of the noncontrolling owners. We adopted these amendments effective January 1, 2009. The adoption did not have a material impact on our consolidated financial condition and results of operations.

DERIVATIVES AND HEDGING TOPIC

In March 2008, the FASB amended the Derivatives and Hedging Topic of the FASB ASC to expand the qualitative and quantitative disclosure requirements for derivative instruments and hedging activities to include how and why an entity uses derivative instruments; how derivative instruments and related hedged items are accounted for in accordance with the FASB ASC guidance; and how derivative instruments and related hedged items affect an entity's financial position, financial performance and cash flows. Quantitative disclosure requirements include a tabular format by primary underlying risk and accounting designation for the fair value amount, cross-referencing the location of derivative instruments in the financial statements, the amount and location of gains and losses in the financial statements for derivative instruments and related hedged items and disclosures regarding credit-risk-related contingent features in derivative instruments. These expanded disclosure requirements apply to all derivative instruments within the scope of the Derivatives and Hedging Topic of the FASB ASC, nonderivative hedging instruments and all hedged items designated and qualifying as hedges. We adopted these amendments effective January 1, 2009, and have prospectively included the enhanced disclosures related to our derivative instruments and hedging activities in Note 6.

In addition, in June 2008, the FASB amended the Derivatives and Hedging Topic regarding the evaluation of an instrument (or embedded feature) indexed to an entity's own stock. The amendments to the accounting guidance require a two-step process to determine whether an equity-linked instrument (or embedded feature) is indexed to an entity's own stock first by evaluating the instrument's contingent exercise provisions, if any, and second, by evaluating the instrument's settlement provisions. We adopted this amendment to the FASB ASC effective January 1, 2009, for all outstanding instruments as of that date. The adoption did not have a material impact on our consolidated financial condition and results of operations.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In September 2006, the FASB updated the Fair Value Measurements and Disclosure Topic of the FASB ASC in order to establish a framework for measuring fair value under current accounting guidance that requires or permits fair value measurement, as well as to enhance disclosures about fair value measurements used by an entity. In the updated accounting guidance, the FASB retained the notion of an exchange price, but clarified that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, rather than the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include the reporting entity's own credit risk. Inputs to the valuation techniques used to measure fair value were prioritized through a three-level fair value hierarchy defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. "Blockage discounts" for large holdings of unrestricted financial instruments where quoted prices are readily and regularly available for an identical asset or liability in an active market are prohibited;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

We have certain guaranteed benefit features within our annuity products that, prior to January 1, 2008, were recorded using fair value pricing, and we continue to measure these benefits using fair value pricing after the adoption of these updates to the Fair Value Measurements and Disclosures Topic, utilizing Level 3 inputs and some Level 2 inputs, which are reflective of the hypothetical market participant perspective for fair value measurement, including liquidity assumptions and assumptions regarding the Company's own credit or non-performance risk. In addition, disclosure requirements for annual and interim reporting were enhanced to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs and the effects of the measurements on earnings. See Notes 1 and 22 for additional information about our fair value disclosures for financial instruments.

We adopted the updates to the Fair Value Measurements and Disclosures Topic of the FASB ASC effective January 1, 2008, by recording increases (decreases) to the following categories (in millions) on our consolidated financial statements:

ASSETS
DAC                                                      $ (3)
VOBA                                                       (8)
Other assets -- DSI                                        (1)
                                                         ----
   Total assets                                          $(12)
                                                         ====

LIABILITIES
Future contract benefits:
   Remaining guaranteed interest and similar contracts   $(20)
Other liabilities -- income tax liabilities                 3
                                                         ----
      Total liabilities                                  $(17)
                                                         ====

REVENUES
Realized gain                                            $ 10
   Federal income tax                                       3
                                                         ----
      Increase to net income                             $  7
                                                         ====

See Note 1 for discussion of the methodologies and assumptions used to determine the fair value of our financial instruments carried at fair value.

In February 2007, the FASB amended the Fair Value Measurements and Disclosures Topic of the FASB ASC to allow an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. If an entity elected the fair value option, unrealized gains and losses are recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item are recognized in earnings as incurred. Effective January 1, 2008, we elected not to adopt the fair value option for any financial assets or liabilities that existed as of that date.

In April 2009, the FASB amended the Fair Value Measurements and Disclosures Topic to provide additional guidance and key considerations for estimating fair value when the volume and level of activity for an asset or liability has significantly decreased in relation to normal market activity, as well as additional guidance on circumstances that may indicate a transaction is not orderly. A change in a valuation technique resulting from the adoption of this amended guidance is accounted for as a change in accounting estimate in accordance with the FASB ASC. As permitted under the transition guidance, we elected to early adopt these amendments to the Fair Value Measurements and Disclosures Topic effective January 1, 2009. The adoption did not have a material impact on our consolidated financial condition or results of operations.

In August 2009, the FASB issued Accounting Standards Update ("ASU") No.
2009-05, "Measuring Liabilities at Fair Value" ("ASU 2009-05") to provide further guidance on the application of fair value measurement to liabilities. These amendments provide valuation techniques to be used when measuring the fair value of a liability when a quoted price in an active market is not available. In addition, these amendments indicate that an entity is not required to include a separate input or adjustment to other inputs related to a restriction that prevents the transfer of the liability and clarify when a quoted price for a liability would be considered a Level 1 input. We adopted the accounting guidance in ASU 2009-05 for the reporting period ending December 31, 2009. The adoption did not have a material impact on our consolidated financial condition and results of operations.

In September 2009, the FASB issued ASU No. 2009-12, "Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)" ("ASU 2009-12"), to permit the use of net asset value per share, without further adjustment, to estimate the fair value of investments in investment companies that do not have readily determinable fair values. The net asset value per share must be calculated in a manner consistent with the measurement principles of the Financial Services - Investment Companies Topic of the FASB ASC and can be used by investors in investments such as hedge funds, private equity funds, venture capital funds and real estate funds. If it is probable the investment will be sold for an amount other than net asset value, the investor is required to estimate the fair value of the investment. In addition, enhanced disclosures are required for all investments within the scope of this accounting update. We adopted the guidance in ASU 2009-12 as of and for the year ended December 31, 2009. The adoption did not have a material impact on our consolidated financial condition or results of operations

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In September 2005, the American Institute of Certified Public Accountants issued accounting guidance which amended the Financial Services - Insurance Industry Topic of the FASB ASC related to the accounting by insurance enterprises for DAC in connection with modifications or exchanges of insurance contracts. Contract modifications that result in a substantially unchanged contract are accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract are accounted for as an extinguishment of the replaced contract. We adopted these amendments to the Financial Services - Insurance Industry Topic effective January 1, 2007, by recording decreases to total assets of $69 million, total liabilities of $28 million and retained earnings of $41 million on our Consolidated Balance Sheets. In addition, this adoption also resulted in an approximately $17 million increase to underwriting, acquisition, insurance and other expenses in our Consolidated Statements of Income for the year ended December 31, 2007, which was attributable to changes in DAC and VOBA deferrals and amortization.

In May 2008, the FASB updated the Financial Services - Insurance Industry Topic of the FASB ASC with accounting guidance applicable to financial guarantee insurance and reinsurance contracts not accounted for as derivative instruments. This accounting guidance changed current accounting practice related to the recognition and measurement of premium revenue and claim liabilities such that premium revenue recognition is linked to the amount of insurance protection and the period in which it is provided, and a claim liability is recognized when it is expected that a claim loss will exceed the unearned premium revenue. We do not hold any significant financial guarantee insurance and reinsurance contracts, and as such, the adoption of this amended accounting guidance on January 1, 2009, did not have a material impact on our consolidated financial condition and results of operations.

INCOME TAXES TOPIC

In June 2006, the FASB amended the Income Taxes Topic of the FASB ASC in order to provide a comprehensive model for how companies should recognize, measure, present and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Companies are required to determine whether it is "more likely than not" that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements. We adopted the amendments to the Income Taxes Topic effective January 1, 2007, by recording an increase in the liability for unrecognized tax benefits of $14 million on our Consolidated Balance Sheets, offset by a reduction to the beginning balance of retained earnings.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In April 2008, the FASB amended the Intangibles - Goodwill and Other Topic of the FASB ASC related to the determination of the useful life of intangible assets. When developing renewal or extension assumptions in determining the useful life of recognized intangible assets, an entity must consider its own historical experience in renewing or extending similar arrangements. Absent the historical experience, an entity should use market participant assumptions consistent with the highest and best use of the asset. The amendments also require enhance financial statement disclosure regarding the extent to which expected future cash flows associated with the asset are affected by an entity's intent and/or ability to renew or extend an arrangement. We adopted these amendments effective January 1, 2009, and applied the guidance prospectively to recognized intangible assets acquired after the effective date and applied the disclosure requirements to all intangible assets recognized as of, and subsequent to, the effective date. The adoption did not have a material impact on our consolidated financial condition and results of operations.

INVESTMENTS -- DEBT AND EQUITY SECURITIES TOPIC

In April 2009, the FASB replaced the guidance in the Investments - Debt and Equity Securities Topic of the FASB ASC related to OTTI. Under this new accounting guidance, management's assertion that it has the intent and ability to hold an impaired debt security until recovery was replaced by the requirement for management to assert if it either has the intent to sell the debt security or if it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis. If management intends to sell the debt security or it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis, an OTTI shall be recognized in earnings equal to the entire difference between the debt security's amortized cost basis and its fair value as of the balance sheet date. After the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings.

If management does not intend to sell the debt security and it is not more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected is less than the amortized cost basis of the debt security (referred to as the credit loss), an OTTI is considered to have occurred. In this instance, the total OTTI must be bifurcated into the amount related to the credit loss, which is recognized in earnings, with the remaining amount of the total OTTI attributed to other factors (referred to as the noncredit portion) recognized as a separate component in OCI. After the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. In addition, the amendments to this topic expand and increase the frequency of existing disclosures about OTTI for debt and equity securities regarding expected cash flows, credit losses and the aging of securities with unrealized losses.

As permitted by the transition guidance, we early adopted these amendments to the Investments - Debt and Equity Securities Topic effective January 1, 2009, by recording an increase of $97 million to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on our Consolidated Statements of Stockholder's Equity to reclassify the non-credit portion of previously other-than-temporarily impaired debt securities held as of January 1, 2009. The following summarizes the components (in millions) for this cumulative effect adjustment:

                                                   NET
                                   UNREALIZED   UNREALIZED
                                      OTTI         LOSS
                                     ON AFS       ON AFS
                                   SECURITIES   SECURITIES   TOTAL
                                   ----------   ----------   -----
Increase in amortized cost of
   fixed maturity AFS securities      $33          $152      $185
Change in DAC, VOBA,
   DSI, and DFEL                       (6)          (30)      (36)
Income tax                             (9)          (43)      (52)
                                      ---          ----      ----
   Net cumulative effect
      adjustment                      $18           $79      $ 97
                                      ===           ===      ====

The cumulative effect adjustment was calculated for all debt securities held as of January 1, 2009, for which an OTTI was previously recognized, and for which we did not intend to sell the security and it was not more likely than not that we would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received as of January 1, 2009, to the amortized cost basis of the debt securities. The discount rate used to calculate the present value of the cash flows expected to be collected was the rate for each respective debt security in effect before recognizing any OTTI. In addition, because the carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on fixed maturity AFS securities, we recognized a true-up to our DAC, VOBA, DSI and DFEL balances for this cumulative effect adjustment.

The following summarizes the increase to the amortized cost of our fixed maturity AFS securities (in millions) as of January 1, 2009, resulting from the recognition of the cumulative effect adjustment:

Corporate bonds                          $121
CMOs                                       62
CDOs                                        2
                                         ----
   Total fixed maturity AFS securities   $185
                                         ====

In addition, we include on the face of our Consolidated Statements of Income the total OTTI recognized in realized gain (loss), with an offset for the amount of noncredit impairments recognized in accumulated OCI. We disclose the amount of OTTI recognized in accumulated OCI in Note 15, and the enhanced disclosures related to OTTI are included in Note 5.

INVESTMENTS -- EQUITY METHOD AND JOINT VENTURES TOPIC

In November 2008, the FASB amended the Investments - Equity Method and Joint Ventures Topic of the FASB ASC to address the impact to the accounting for equity method investments resulting from recent amendments to the Business Combinations and Consolidations Topics. The amendments require the subsequent issuances of shares by the equity method investee, which may reduce the investor's ownership percentage, be accounted for as if the investor sold a proportionate share of the investment, with gain or loss recognized through earnings. We adopted the amendments on January 1, 2009, prospectively for all investments accounted for under the equity method. The adoption did not have a material impact on our consolidated financial condition and results of operations.

INVESTMENTS -- OTHER TOPIC

In January 2009, the FASB revised the Investments - Other Topic of the FASB ASC in order to eliminate the requirement for holders of beneficial interests to estimate cash flow using a market participant's assumptions regarding current information and events in determining the current fair value of the security. The revised accounting guidance requires the use of all available information relevant to the security, including information about past events, current conditions and reasonable and supportable forecasts. We adopted the revisions to the Investments - Other Topic as of December 31, 2008. The adoption did not have a material impact on our consolidated financial condition or results of operations.

SUBSEQUENT EVENTS TOPIC

In May 2009, the FASB updated the Subsequent Events Topic of the FASB ASC in order to establish standards of accounting for the disclosure of events that take place after the balance sheet date, but before the financial statements are issued. The effect of all subsequent events that existed as of the balance sheet date must be recognized in the financial statements. For those events that did not exist as of the balance sheet date, but arose after the balance sheet date and before the financial statements are issued, recognition is not required, but depending on the nature of the event, disclosure may be required in order to keep the financial statements from being misleading. On February 24, 2010, the FASB amended its guidance on subsequent events to remove the requirements to disclose the date through which an entity has evaluated subsequent events. This change alleviated potential conflicts with current SEC guidance.

TRANSFERS AND SERVICING TOPIC

In February 2008, the FASB updated the Transfers and Servicing Topic of the FASB ASC regarding transfers of financial assets and the guidance for when a repurchase financing should be considered a linked transaction. Under a repurchase financing transaction, the transferor and the transferee are not permitted to separately account for the transfer of a financial asset and a related repurchase financing unless the two transactions have a valid and distinct business or economic purpose for being entered into separately and the repurchase financing does not result in the initial transferor regaining control over the financial asset. In addition, an initial transfer of a financial asset and a repurchase financing entered into contemporaneously with, or in contemplation of, one another, must meet specific criteria in order to receive separate accounting treatment. We adopted this update effective January 1, 2009, and the adoption did not have a material impact on our consolidated financial condition and results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

CONSOLIDATIONS TOPIC

In June 2009, the FASB issued ASU No. 2009-17, "Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities" ("ASU 2009-17"), which amends the consolidation guidance related to VIEs. Primarily, the current quantitative analysis used under the Consolidations Topic of the FASB ASC will be eliminated and replaced with a qualitative approach that is focused on identifying the variable interest that has the power to direct the activities that most significantly impact the performance of the VIE and absorb losses or receive returns that could potentially be significant to the VIE. In addition, this new accounting standard will require an ongoing reassessment of the primary beneficiary of the VIE, rather than reassessing the primary beneficiary only upon the occurrence of certain pre-defined events. ASU 2009-17 will be effective as of the beginning of the annual reporting period that begins after November 15, 2009, and requires the reconsideration of all VIEs for consolidation in which an entity has a variable interest upon the effective date of these amendments.

In preparation for our adoption of ASU 2009-17 effective January 1, 2010, we are continuing to evaluate our involvement with entities we have determined are VIEs. Based on this evaluation, we may be required to consolidate the VIEs associated with our investment in CLNs. Upon the initial adoption of ASU 2009-17, if we consolidate the assets and liabilities of these VIEs, we have estimated the impact to be approximately $200 million, after-tax, which will be recorded as a cumulative effect adjustment to the beginning balance of retained earnings as of January 1, 2010. See Note 5 for more detail regarding our CLNs.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In January 2010, the FASB issued ASU No. 2010-06, "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"), which primarily requires new disclosures related to the levels within the fair value hierarchy. An entity will be required to disclose significant transfers in and out of Levels 1 and 2 of the fair value hierarchy, and separately present information related to purchases, sales, issuances and settlements in the reconciliation of fair value measurements classified as Level 3. In addition, ASU 2010-06 will amend the fair value disclosure requirement for pension and postretirement benefit plan assets to require this disclosure at the investment class level. ASU 2010-06 will be effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures related to purchases, sales, issuances and settlements for Level 3 fair value measurements, which are effective for reporting periods beginning after December 15, 2010. We will include the disclosures as required by ASU 2010-06 in the notes to our consolidated financial statements effective January 1, 2010, except for the disclosures related to Level 3 fair value measurements, which we will include in the notes to our consolidated financial statements effective January 1, 2011.

TRANSFERS AND SERVICING TOPIC

In June 2009, the FASB issued ASU No. 2009-16, "Accounting for Transfers of Financial Assets" ("ASU 2009-16"), which will eliminate the concept of a qualifying special-purpose entity ("SPE") and will remove the scope exception for a qualifying SPE from the Consolidations Topic of the FASB ASC. As a result, previously unconsolidated qualifying SPEs must be reevaluated for consolidation by the sponsor or transferor. In addition, this accounting update amends the accounting guidance related to transfers of financial assets in order to address practice issues that have been highlighted by the events of the recent economic decline. ASU 2009-16 is effective as of the beginning of the annual reporting period that begins after November 15, 2009. The recognition and measurement provisions will be applied to transfers that occur on or after the effective date and all qualifying SPEs that exist on and after the effective date must be evaluated for consolidation. We will adopt the provisions of ASU 2009-16 effective January 1, 2010, and do not expect the adoption will have a material impact on our consolidated financial condition and results of operations.

3. FUNDS WITHHELD AGREEMENT, REINSURANCE ASSUMED, CAPITAL CONTRIBUTION, REINSURANCE CEDED AND DIVIDEND

FUNDS WITHHELD AGREEMENT WITH LINCOLN NATIONAL REINSURANCE COMPANY (BARBADOS) LIMITED ("LNBAR")

We completed a funds withheld transaction with LNBAR during the fourth quarter of 2009 whereby we acquired the hedging program for certain GLB variable annuity products with GWB and GIB features. This transaction resulted in the receipt of cash of $162 million, an increase to derivative investments of $790 million and an increase in funds withheld reinsurance liabilities of $952 million. For further information on our hedging program regarding this matter, see "Guaranteed Living Benefit Embedded Derivative Reserves" in Note 6.

REINSURANCE ASSUMED FROM FPP

We completed a reinsurance transaction during the fourth quarter of 2009 whereby we assumed a block of business from FPP, a wholly-owned subsidiary of LNC. The following summarizes the impact of this transaction (in millions) on our Consolidated Balance Sheets:

ASSETS
Deferred acquisition costs                          $48
Other assets                                         15
                                                    ---
   Total assets                                     $63
                                                    ===

LIABILITIES
Future contract benefits                            $15
Deferred gain on business sold through reinsurance   47
Other liabilities                                     1
                                                    ---
    Total liabilities                               $63
                                                    ===

CAPITAL CONTRIBUTION OF LFM

On May 7, 2009, LNC made a capital contribution to LNL that transferred ownership of LFM to LNL. The following summarizes the impact of this capital contribution (in millions):

                                                 CAPITAL
                                              CONTRIBUTION
                                                  VALUE
                                              ------------
Cash and invested cash                            $  1
Goodwill                                           174
Specifically identifiable intangible assets        168
Other assets                                        21
Short-term debt                                    (14)
Other liabilities                                  (70)
                                                  ----
   Total capital contribution of LFM              $280
                                                  ====

The caption capital contribution from LNC, in the accompanying Consolidated Statements of Stockholder's Equity, includes the $280 million capital contribution of LFM presented above.

REINSURANCE CEDED TO LNBAR

We completed a reinsurance transaction during the fourth quarter of 2008 whereby we ceded a block of business to LNBAR, a wholly-owned subsidiary of LNC, which resulted in the release of approximately $240 million of capital previously supporting a portion of statutory reserves related to our insurance products with secondary guarantees. The following summarizes the impact of this transaction (in millions) on our Consolidated Balance Sheets:

ASSETS
Deferred acquisition costs and value of
   business acquired                                 $(230)
Other assets                                          (130)
                                                     -----
      Total assets                                   $(360)
                                                     =====
LIABILITIES
Future contract benefits                             $(539)
Other contract holder funds                            (47)
Funds withheld reinsurance liabilities                 434
Deferred loss on business sold through reinsurance     (78)
Other liabilities                                     (130)
                                                     -----
   Total liabilities                                 $(360)
                                                     =====

DIVIDEND OF FPP

On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, FPP, to LNC. The following summarizes this dividend (in millions):

                                                     DIVIDENDED
                                                        VALUE
                                                     ----------
Investments                                           $ 1,809
Cash and invested cash                                     20
Deferred acquisition costs and value of
   business acquired                                      246
Premiums and fees receivable                                2
Accrued investment income                                  24
Reinsurance recoverables                                  669
Goodwill                                                    2
Future contract benefits                                 (705)
Other contract holder funds                            (1,509)
Other liabilities                                         (66)
                                                      -------
   Total dividend of FPP                              $   492
                                                      =======

The caption dividends declared, in the accompanying Consolidated Statements of Stockholder's Equity, includes the $492 million dividend of FPP presented above.

4. VARIABLE INTEREST ENTITIES

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. We have carefully analyzed each VIE to determine whether we are the primary beneficiary. Based on our analysis of the expected losses and residual returns of the VIEs in which we have a variable interest, we have concluded that there are no VIEs for which we are the primary beneficiary, and, as such, we have not consolidated the VIEs in our consolidated financial statements. However, for those VIEs in which we are not the primary beneficiary, but hold a variable interest, we recognize the fair value of our variable interest on our consolidated financial statements.

Information (in millions) included on our Consolidated Balance Sheets for those VIEs where we had significant variable interest and where we were a sponsor was as follows:

                          AS OF DECEMBER 31, 2009
                      -------------------------------
                                             MAXIMUM
                       TOTAL      TOTAL        LOSS
                      ASSETS   LIABILITIES   EXPOSURE
                      ------   -----------   --------
Credit-linked notes    $322        $--         $600

                           AS OF DECEMBER 31, 2008
                      -------------------------------
                                             MAXIMUM
                       TOTAL      TOTAL       LOSS
                      ASSETS   LIABILITIES   EXPOSURE
                      ------   -----------   --------
Credit-linked notes    $50         $--         $600

CREDIT-LINKED NOTES

We invested in two CLNs where the note holders do not have voting rights or decision-making capabilities. The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities. Because the note holders' investment does not permit them to make decisions about the entities' activities that would have a significant effect on the success of the entities, we have determined that these entities are VIEs. As of December 31, 2009, we are not the primary beneficiary of the VIEs as the multi-tiered class structure of the CLNs requires the subordinated classes of the investment pool to absorb credit losses prior to our class of notes. As a result, we will not absorb the majority of the expected losses and the coupon we receive on the CLNs limits our participation in the residual returns. For information regarding our exposure to loss in our CLNs, see "Credit-Linked Notes" in Note 5.

5. INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                          AS OF DECEMBER 31, 2009
                                             -----------------------------------------------
                                                              GROSS UNREALIZED
                                             AMORTIZED   -------------------------     FAIR
                                                COST      GAINS   LOSSES   OTTI(1)    VALUE
                                             ---------   ------   ------   -------   -------
FIXED MATURITY SECURITIES
Corporate bonds                              $43,046     $2,195   $1,084    $ 63     $44,094
U.S. Government bonds                            136         12       --      --         148
Foreign government bonds                         473         25        9      --         489
MBS:
   CMOs                                        5,819        246      289     149       5,627
   MPTS                                        2,874         61       26      --       2,909
   CMBS                                        2,332         46      330      --       2,048
ABS:
   CDOs                                          189         10       33       9         157
   CLNs                                          600         --      278      --         322
State and municipal bonds                      1,983         14       54      --       1,943
Hybrid and redeemable preferred securities     1,364         33      245      --       1,152
                                             -------     ------   ------    ----     -------
      Total fixed maturity securities         58,816      2,642    2,348     221      58,889
                                             -------     ------   ------    ----     -------
EQUITY SECURITIES
Banking securities                                25         --        1      --          24
Insurance securities                              44          2       --      --          46
Other financial services securities               22         12        6      --          28
Other securities                                  50          7       --      --          57
                                             -------     ------   ------    ----     -------
      Total equity securities                    141         21        7      --         155
                                             -------     ------   ------    ----     -------
         Total AFS securities                $58,957     $2,663   $2,355    $221     $59,044
                                             =======     ======   ======    ====     =======

----------
(1) This amount is comprised of the gross unrealized OTTI cumulative effect adjustment as discussed in Note 2 and the amount reflected on our Consolidated Statements of Income during the year ended December 31, 2009, adjusted for other changes, including but not limited to, sales of fixed maturity AFS securities.

                                                       AS OF DECEMBER 31, 2008
                                             -------------------------------------------
                                                            GROSS UNREALIZED
                                             AMORTIZED   ---------------------     FAIR
                                                COST     GAINS   LOSSES   OTTI    VALUE
                                             ---------   -----   ------   ----   -------
FIXED MATURITY SECURITIES
Corporate bonds                               $38,608     $608   $4,341    $--   $34,875
U.S. Government bonds                             158       36       --     --       194
Foreign government bonds                          509       33       48     --       494
MBS:
   CMOs                                         6,612      168      733     --     6,047
   MPTS                                         1,749       57       37     --     1,769
   CMBS                                         2,428        7      588     --     1,847
ABS:
   CDOs                                           255        6      102     --       159
   CLNs                                           600       --      550     --        50
State and municipal bonds                         118        2        2     --       118
Hybrid and redeemable preferred securities      1,521        6      591     --       936
                                              -------     ----   ------    ---   -------
      Total fixed maturity securities          52,558      923    6,992     --    46,489
                                              -------     ----   ------    ---   -------
EQUITY SECURITIES
Banking securities                                 34       --       20     --        14
Insurance securities                               71        1       20     --        52
Other financial services securities                28        4        7     --        25
Other securities                                   54        4       10     --        48
                                              -------     ----   ------    ---   -------
      Total equity securities                     187        9       57     --       139
                                              -------     ----   ------    ---   -------
         Total AFS securities                 $52,745     $932   $7,049    $--   $46,628
                                              =======     ====   ======    ===   =======

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) were as follows:

                                                    AS OF
                                              DECEMBER 31, 2009
                                             -------------------
                                             AMORTIZED    FAIR
                                                COST      VALUE
                                             ---------   -------
Due in one year or less                       $ 1,891    $ 1,923
Due after one year through five years          13,021     13,578
Due after five years through ten years         15,821     16,447
Due after ten years                            16,269     15,878
                                              -------    -------
   Subtotal                                    47,002     47,826
MBS                                            11,025     10,584
CDOs                                              189        157
CLNs                                              600        322
                                              -------    -------
      Total fixed maturity AFS securities     $58,816    $58,889
                                              =======    =======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                   AS OF DECEMBER 31, 2009
                                                                ----------------------------------------------------------------
                                                                 LESS THAN OR EQUAL      GREATER THAN
                                                                  TO TWELVE MONTHS       TWELVE MONTHS            TOTAL
                                                                -------------------   -------------------   --------------------
                                                                           GROSS                 GROSS                   GROSS
                                                                         UNREALIZED            UNREALIZED             UNREALIZED
                                                                 FAIR    LOSSES AND    FAIR    LOSSES AND    FAIR     LOSSES AND
                                                                 VALUE      OTTI       VALUE      OTTI       VALUE       OTTI
                                                                ------   ----------   ------   ----------   -------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                 $4,163      $221      $5,638     $  926     $ 9,801     $1,147
U.S. Government bonds                                                1        --           3         --           4         --
Foreign government bonds                                            30        --          46          9          76          9
MBS:
   CMOs                                                            382       151         870        287       1,252        438
   MPTS                                                          1,227        14          81         12       1,308         26
   CMBS                                                            152        13         619        317         771        330
ABS:
   CDOs                                                              9         6         127         36         136         42
   CLNs                                                             --        --         322        278         322        278
State and municipal bonds                                        1,190        45          53          9       1,243         54
Hybrid and redeemable preferred securities                         105         5         795        240         900        245
                                                                ------      ----      ------     ------     -------     ------
      Total fixed maturity securities                            7,259       455       8,554      2,114      15,813      2,569
                                                                ------      ----      ------     ------     -------     ------
EQUITY SECURITIES
Banking securities                                                   1         1          --         --           1          1
Insurance securities                                                 8        --          --         --           8         --
Other financial services securities                                  4         6          --         --           4          6
Other securities                                                     1        --          --         --           1         --
                                                                ------      ----      ------     ------     -------     ------
      Total equity securities                                       14         7          --         --          14          7
                                                                ------      ----      ------     ------     -------     ------
         Total AFS securities                                   $7,273      $462      $8,554     $2,114     $15,827     $2,576
                                                                ======      ====      ======     ======     =======     ======
Total number of AFS securities in an unrealized loss position                                                            1,696
                                                                                                                         =====

                                                                                     AS OF DECEMBER 31, 2008
                                                                -----------------------------------------------------------------
                                                                 LESS THAN OR EQUAL       GREATER THAN
                                                                  TO TWELVE MONTHS        TWELVE MONTHS              TOTAL
                                                                --------------------   -------------------   --------------------
                                                                             GROSS                GROSS                   GROSS
                                                                  FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                                                 VALUE      LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                                                -------   ----------   ------   ----------   -------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                 $18,373     $2,282     $5,692     $2,059     $24,065     $4,341
U.S. Government bonds                                                 3         --         --         --           3         --
Foreign government bonds                                            145         15         50         33         195         48
MBS:
   CMOs                                                             807        279        688        454       1,495        733
   MPTS                                                              95         25         51         12         146         37
   CMBS                                                           1,099        169        474        419       1,573        588
ABS:
   CDOs                                                              76         21         67         81         143        102
   CLNs                                                              --         --         50        550          50        550
State and municipal bonds                                            28          2          2         --          30          2
Hybrid and redeemable preferred securities                          448        261        406        330         854        591
                                                                -------     ------     ------     ------     -------     ------
      Total fixed maturity securities                            21,074      3,054      7,480      3,938      28,554      6,992
                                                                -------     ------     ------     ------     -------     ------
EQUITY SECURITIES
Banking securities                                                   14         20         --         --          14         20
Insurance securities                                                 30         20         --         --          30         20
Other financial services securities                                  16          7         --         --          16          7
Other securities                                                     22          9          2          1          24         10
                                                                -------     ------     ------     ------     -------     ------
      Total equity securities                                        82         56          2          1          84         57
                                                                -------     ------     ------     ------     -------     ------
         Total AFS securities                                   $21,156     $3,110     $7,482     $3,939     $28,638     $7,049
                                                                =======     ======     ======     ======     =======     ======
Total number of AFS securities in an unrealized loss position                                                             3,507
                                                                                                                         ======

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                               AS OF DECEMBER 31, 2009
                                                      -----------------------------------------
                                                                GROSS UNREALIZED
                                                       FAIR     ----------------    NUMBER OF
                                                       VALUE     LOSSES   OTTI    SECURITIES(1)
                                                      ------     ------   ----    -------------
Less than six months                                  $  415     $  125   $  4          80
Six months or greater, but less than nine months         115         60     --          25
Nine months or greater, but less than twelve months      409        160     93          96
Twelve months or greater                               1,623      1,264    116         309
                                                      ------     ------   ----         ---
   Total AFS securities                               $2,562     $1,609   $213         510
                                                      ======     ======   ====         ===

                                                               AS OF DECEMBER 31, 2008
                                                      -----------------------------------------
                                                                GROSS UNREALIZED
                                                       FAIR     ----------------    NUMBER OF
                                                       VALUE     LOSSES   OTTI    SECURITIES(1)
                                                      ------     ------   ----    -------------
Less than six months                                  $  781     $  389    $--          159
Six months or greater, but less than nine months       1,141        536     --          206
Nine months or greater, but less than twelve months    1,552        785     --          223
Twelve months or greater                               4,027      3,509     --          785
                                                      ------     ------    ---        -----
   Total AFS securities                               $7,501     $5,219    $--        1,373
                                                      ======     ======    ===        =====

----------
(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Based upon this review, the cause of the $4.5 billion decrease in our gross AFS securities unrealized losses for the year ended December 31, 2009, was attributable primarily to increased liquidity in several market segments and improved credit fundamentals (i.e., market improvement and narrowing credit spreads), partially offset by the cumulative adjustment resulting from the adoption of new accounting guidance related to the recognition of OTTI, which resulted in the $152 million increase in amortized cost in AFS securities as discussed in Note 2. As discussed further below, we believe the unrealized loss position as of December 31, 2009, does not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2009, management believed we had the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2009, the unrealized losses associated with our corporate bond securities were attributable primarily to loans backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the security and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2009, the unrealized losses associated with our MBS and ABS CDOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Cash flow forecasts also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2009, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                                    FOR THE
                                                  YEAR ENDED
                                                 DECEMBER 31,
                                                     2009
                                                 ------------
Balance as of beginning-of-year                      $ --
   Cumulative effect from adoption of new
      accounting standard                              30
   Increases attributable to:
      Credit losses on securities for which an
         OTTI was not previously recognized           259
   Decreases attributable to:
      Securities sold                                 (29)
                                                     ----
         Balance as of end-of-year                   $260
                                                     ====

During the year ended December 31, 2009, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

     -    Failure of the issuer of the security to make scheduled payments;

     -    Deterioration of creditworthiness of the issuer;

     -    Deterioration of conditions specifically related to the security;

     - Deterioration of fundamentals of the industry in which the issuer operates;

     - Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and

     -    Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

TRADING SECURITIES

Trading securities at fair value (in millions) consisted of the following:

                                             AS OF DECEMBER 31,
                                             ------------------
                                                2009     2008
                                               ------   ------
FIXED MATURITY SECURITIES
Corporate bonds                                $1,641   $1,467
U.S. Government bonds                             370      414
Foreign government bonds                           29       38
MBS:
   MPTS                                            60       31
   CMOs                                           124      118
   CMBS                                            81       76
State and municipal bonds                          18       13
Hybrid and redeemable preferred securities         41       30
                                               ------   ------
      Total fixed maturity securities           2,364    2,187
Other equity securities                             2        2
                                               ------   ------
         Total trading securities              $2,366   $2,189
                                               ======   ======

The portion of the market adjustment for losses that relate to trading securities still held as of December 31, 2009, 2008 and 2007 was $126 million, $172 million and $8 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for approximately 29% and 30% of mortgage loans as of December 31, 2009 and 2008, respectively. The number of impaired mortgage loans and the carrying value of impaired mortgage loans (in millions) were as follows:

                                      AS OF DECEMBER 31,
                                      ------------------
                                          2009   2008
                                          ----   ----
Number of impaired mortgage loans            2     --
                                          ====    ===
Impaired mortgage loans                   $ 22    $--
Valuation allowance associated with
   impaired mortgage loans                  (8)    --
                                          ----    ---
   Carrying value of impaired
      mortgage loans                      $ 14    $--
                                          ====    ===

The average carrying value and associated interest income on the impaired mortgage loans (in millions) is as follows:

                                FOR THE YEARS ENDED
                                    DECEMBER 31,
                                -------------------
                                 2009   2008   2007
                                 ----   ----   ----
Average carrying value for
   impaired loans                 $ 8   $--     $11
Interest income recognized on
   impaired mortgage loans         --    --       1
Amount of interest income
   collected on impaired
   mortgage loans                  --    --       1

ALTERNATIVE INVESTMENTS

As of December 31, 2009 and 2008, alternative investments included investments in approximately 99 and 102 different partnerships, respectively, and the portfolio represented less than 1% and 1% of our overall invested assets, respectively.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Income were as follows:

                                 FOR THE YEARS ENDED
                                    DECEMBER 31,
                              ------------------------
                               2009     2008     2007
                              ------   ------   ------
NET INVESTMENT INCOME
Fixed maturity AFS
   securities                 $3,373   $3,236   $3,264
Equity AFS securities              7        8       19
Trading securities               148      154      163
Mortgage loans on
   real estate                   451      473      491
Real estate                       17       20       41
Standby real estate equity
   commitments                     1        3       12
Policy loans                     169      177      172
Invested cash                      8       45       78
Alternative investments          (54)     (34)     102
Consent fees                       5        5       10
Other investments                  8       --        7
                              ------   ------   ------
   Investment income           4,133    4,087    4,359
Investment expense              (127)    (112)    (178)
                              ------   ------   ------
      Net investment income   $4,006   $3,975   $4,181
                              ======   ======   ======

REALIZED LOSS RELATED TO INVESTMENTS

The detail of the realized loss related to investments (in millions) was as follows:

                                     FOR THE YEARS ENDED
                                         DECEMBER 31,
                                   -----------------------
                                    2009     2008     2007
                                   -----   -------   -----
Fixed maturity AFS securities:
   Gross gains                     $ 154   $    49   $ 120
   Gross losses                     (687)   (1,059)   (176)
Equity AFS securities:
   Gross gains                         5         1       3
   Gross losses                      (27)      (33)   (111)
Gain (loss) on other
   investments                      (100)       31      22
Associated amortization
   expense of DAC, VOBA, DSI
   and DFEL and changes in
   other contract holder funds
   and funds withheld
   reinsurance liabilities           157       244      29
                                   -----   -------   -----
      Total realized loss on
         investments, excluding
         trading securities         (498)     (767)   (113)
      Loss on certain derivative
         instruments                 (35)      (83)     (2)
      Associated amortization
         expense of DAC, VOBA,
         DSI and DFEL and
         changes in other
         contract holder funds        --        --       1
                                   -----   -------   -----
         Total realized loss on
            investments and
            certain derivative
            instruments,
            excluding trading
            securities             $(533)  $  (850)  $(114)
                                   =====   =======   =====

Details underlying write-downs taken as a result of OTTI (in millions) that was recognized in net income and included in realized loss on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                   FOR THE YEARS ENDED
                                      DECEMBER 31,
                                  --------------------
                                   2009    2008   2007
                                  -----   -----   ----
OTTI RECOGNIZED IN
   NET INCOME
Fixed maturity securities:
   Corporate bonds                $ 209   $ 527   $119
   Foreign government bonds          --      --      1
   MBS:
      CMOs                          237     289     17
      CMBS                           --       1      2
   ABS:
      CDOs                           39       1      7
   Hybrid and redeemable
      preferred securities           67      50     --
                                  -----   -----   ----
      Total fixed maturity
         securities                 552     868    146
                                  -----   -----   ----
Equity securities:
   Banking securities                10      --     --
   Insurance securities               8       1     --
   Other financial services
      securities                      3      24    111
   Other securities                   6       7     --
                                  -----   -----   ----
      Total equity securities        27      32    111
                                  -----   -----   ----
         Gross OTTI recognized
            in net income           579     900    257
         Associated amortization
            expense of DAC,
            VOBA, DSI and
            DFEL                   (198)   (218)    --
                                  -----   -----   ----
            Net OTTI recognized
               in net income,
               pre-tax            $ 381   $ 682   $257
                                  =====   =====   ====
PORTION OF OTTI
   RECOGNIZED IN OCI
Gross OTTI recognized in OCI      $ 339   $  --   $ --
Associated amortization
   expense of DAC, VOBA,
   DSI and DFEL                     (77)     --     --
                                  -----   -----   ----
   Net portion of OTTI
      recognized in OCI, pre-tax  $ 262   $  --   $ --
                                  =====   =====   ====

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND ABS CDOS

As of December 31, 2009, we reviewed our corporate bond and ABS CDO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS

As of December 31, 2009, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 25% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) in the pool to project the future expected cash flows.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% loan severity with higher severity assumed for investor properties and further housing price depreciation.

PAYABLES FOR COLLATERAL ON INVESTMENTS

The carrying values of the payables for collateral on investments (in millions) and the fair value of the related investments included on our Consolidated Balance Sheets consisted of the following:

                                                                                             AS OF DECEMBER 31,
                                                                                    ------------------------------------
                                                                                           2009               2008
                                                                                    -----------------   ----------------
                                                                                    CARRYING    FAIR    CARRYING    FAIR
                                                                                      VALUE     VALUE     VALUE    VALUE
                                                                                    --------   ------   --------   -----
Collateral payable held for derivative investments(1)                                $  634    $  634     $(17)     $(17)
Securities pledged under securities lending agreements(2)                               501       479      427       410
Securities pledged under reverse repurchase agreements(3)                               344       359      470       496
Securities pledged for Treasury Asset-Backed Securities Loan Facility ("TALF")(4)       345       386       --        --
Securities pledged for Federal Home Loan Bank of Indianapolis Securities
   ("FHLBI")(5)                                                                         100       111       --        --
                                                                                     ------    ------     ----      ----
   Total payables for collateral on investments                                      $1,924    $1,969     $880      $889
                                                                                     ======    ======     ====      ====

----------
(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that once exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for details about maximum collateral potentially required to post on our credit default swaps.

(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3) Our pledged securities under reverse repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parities contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity AFS securities.

(4) Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities. The cash received in these transactions is invested in fixed maturity AFS securities.

(5) Our pledged securities for FHLBI are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 85% to 95% of the fair value of the FHLBI securities. The cash received in these transactions is typically invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) included on our Consolidated Statements of Cash Flows consisted of the following:

                                     FOR THE YEARS ENDED
                                         DECEMBER 31,
                                   ----------------------
                                    2009     2008    2007
                                   ------   -----   -----
Collateral payable held for
   derivative investments          $  651   $ (17)  $  --
Securities pledged under
   securities lending
   agreements                          74    (228)   (369)
Securities pledged under
   reverse repurchase
   agreements                        (126)    (10)     --
Securities pledged
   for TALF                           345      --      --
Securities pledged for FHLBI          100      --      --
                                   ------   -----   -----
   Total increase (decrease) in
      payables for collateral on
      investments                  $1,044   $(255)  $(369)
                                   ======   =====   =====

INVESTMENT COMMITMENTS

As of December 31, 2009, our investment commitments for fixed maturity AFS securities (primarily private placements), limited partnerships, real estate and mortgage loans on real estate were $786 million, which included $381 million of limited partnerships, $220 million of standby commitments to purchase real estate upon completion and leasing and $182 million of private placements.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2009 and 2008, our most significant investment in one issuer was our investment securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $4.5 billion and $3.3 billion, or 6% and 5% of our invested assets portfolio totaling $73.1 billion and $60.2 billion, respectively. As of December 31, 2009 and 2008, our most significant investment in one industry was our investment securities in the CMO industry with a fair value of $6.6 billion and $6.5 billion, or 9% and 11% of the invested assets portfolio, respectively. We utilized the industry classifications to obtain the concentration of financial instruments amount, as such, this amount will not agree to the AFS securities table above.

CREDIT-LINKED NOTES

As of December 31, 2009 and 2008, respectively, other contract holder funds on our Consolidated Balance Sheets included $600 million outstanding in funding agreements. We invested the proceeds of $600 million received for issuing two funding agreements in 2006 and 2007 into two separate CLNs originated by a third party company. The CLNs are included in fixed maturity AFS securities on our Consolidated Balance Sheets.

To date, there has been one default in the underlying collateral pool of the $400 million CLN and two defaults in the underlying collateral pool of the $200 million CLN. There has been no event of default on the CLNs themselves. Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions. Similar to other debt market instruments, our maximum principal loss is limited to our original investment of $600 million as of December 31, 2009.

During the year ended December 31, 2009, as in the general markets, spreads on these transactions have tightened, reducing unrealized losses. We had unrealized losses of $278 million on the $600 million in CLNs and $550 million on the $600 million in CLNs as of December 31, 2009 and 2008, respectively. As described more fully in the realized loss related to investments section above, we regularly review our investment holdings for OTTI. Based upon this review, we believe that these securities were not OTTI as of December 31, 2009 and 2008, respectively. The following summarizes the fair value to amortized cost ratio of the CLNs:


                                  AS OF      AS OF DECEMBER 31,
                               JANUARY 31,   ------------------
                                  2010           2009   2008
                               -----------       ----   ----
Fair value to amortized
   cost ratio                      52%            54%    8%

The following summarizes information regarding our investments in these securities (dollars in millions) as of December 31, 2009:

                               AMOUNT AND DATE OF ISSUANCE
                               ---------------------------
                                     $400          $200
                                DECEMBER 2006   APRIL 2007
                                -------------   ----------
Amortized cost                    $     400      $    200
Fair value                              209           113
Original attachment point
   (subordination)                     5.50%         2.05%
Current attachment point
   (subordination)                     4.78%         1.48%
Maturity                           12/20/16       3/20/17
Current rating of tranche               B-            Ba3
Current rating of underlying
   collateral pool                 Aa1-Caa2        Aaa-B1
Number of entities                      124            99
Number of countries                      19            23

The following summarizes the exposure of the CLNs' underlying collateral by industry and rating as of December 31, 2009:

                                     AAA    AA      A     BBB    BB    B     CC   TOTAL
                                     ---   ----   ----   ----   ---   ---   ---   -----
INDUSTRY
Financial intermediaries             0.4%   3.5%   7.2%   0.5%  0.0%  0.0%  0.0%   11.6%
Telecommunications                   0.0%   0.0%   5.9%   4.0%  1.1%  0.0%  0.0%   11.0%
Oil and gas                          0.0%   1.4%   1.2%   4.9%  0.0%  0.0%  0.0%    7.5%
Utilities                            0.0%   0.0%   2.4%   2.1%  0.0%  0.0%  0.0%    4.5%
Chemicals and plastics               0.0%   0.0%   2.3%   1.6%  0.0%  0.0%  0.0%    3.9%
Drugs                                0.3%   2.5%   0.9%   0.0%  0.0%  0.0%  0.0%    3.7%
Retailers (except food & drug)       0.0%   0.0%   0.7%   1.8%  1.1%  0.0%  0.0%    3.6%
Industrial equipment                 0.0%   0.0%   2.9%   0.3%  0.0%  0.0%  0.0%    3.2%
Sovereign                            0.0%   0.3%   1.6%   1.4%  0.0%  0.0%  0.0%    3.3%
Property and Casualty Insurance      0.0%   0.0%   1.6%   1.1%  0.0%  0.0%  0.5%    3.2%
Forest products                      0.0%   0.0%   0.0%   1.6%  1.4%  0.0%  0.0%    3.0%
Other Industry < 3% (28 Industries)  0.9%   2.8%  15.6%  17.1%  3.4%  1.7%  0.0%   41.5%
                                     ---   ----   ----   ----   ---   ---   ---   -----
   Total by industry                 1.6%  10.5%  42.3%  36.4%  7.0%  1.7%  0.5%  100.0%
                                     ===   ====   ====   ====   ===   ===   ===   =====

6. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, basis risk, equity market risk and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are used as part of our interest rate risk management strategy include interest rate swap agreements, interest rate futures and interest rate cap agreements. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps, currency futures and foreign currency forwards. Call options based on LNC stock, call options based on the Standard & Poor's ("S&P") 500 Index(R) ("S&P 500"), variance swaps, put options and equity futures are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

We evaluate and recognize our derivative instruments in accordance with the Derivatives and Hedging Topic of the FASB ASC. As of December 31, 2009, we had derivative instruments that were designated and qualifying as cash flow hedges. We also had embedded derivatives that did not qualify as hedging instruments and derivative instruments that were economic hedges, but were not designed to meet the requirements to be accounted for as a hedge. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.

Our derivative instruments are monitored by LNC's Asset Liability Management Committee and LNC's Equity Risk Management Committee as part of those committees' oversight of our derivative activities. These committees are responsible for implementing various hedging strategies that are developed through their analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with living benefit guarantees offered in our variable annuity products, including the LINCOLN SMARTSECURITY(R) Advantage GWB feature, the 4LATER(R) Advantage GIB feature and the I4LIFE(R) Advantage GIB feature. See "Guaranteed Living Benefit Embedded Derivative Reserves" below for further details.

See Note 22 for disclosures required by the Fair Value Measurements and Disclosures Topic of the FASB ASC.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

                                                                          AS OF DECEMBER 31, 2009
                                                        --------------------------------------------------------
                                                                                                   (LIABILITY)
                                                                                 ASSET CARRYING     CARRYING
                                                           NUMBER                 OR FAIR VALUE   OR FAIR VALUE
                                                            OF        NOTIONAL   --------------   --------------
                                                        INSTRUMENTS    AMOUNTS    GAIN     LOSS   GAIN     LOSS
                                                        -----------   --------   ------   -----   ----   -------
DERIVATIVE INSTRUMENTS DESIGNATED AND
   QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
   Interest rate swap agreements(1)                            85      $   620   $   24   $ (45)  $ --   $    --
   Foreign currency swaps(1)                                   13          340       33     (19)    --        --
                                                          -------      -------   ------   -----   ----   -------
      Total derivative instruments designated and
         qualifying as hedging instruments                     98          960       57     (64)    --        --
                                                          -------      -------   ------   -----   ----   -------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
   NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements (1)                               20        1,000       --      --     --        --
Interest rate futures (1)                                  19,073        2,333       --      --     --        --
Equity futures (1)                                         21,149        1,147       --      --     --        --
Interest rate swap agreements (1)                              81        6,232       63    (349)    --        --
Foreign currency forwards (1)                                  17        1,035       12     (91)    --        --
Credit default swaps (2)                                       14          220       --      --     --       (65)
Put options (1)                                               114        4,093      935      --     --        --
Call options (based on LNC stock) (1)                           1            9       --      --     --        --
Call options (based on S&P 500) (1)                           559        3,440      215      --     --        --
Variance swaps (1)                                             36           26       66     (22)    --        --
Currency futures (1)                                        3,664          505       --      --     --        --
Embedded derivatives:
   Deferred compensation plans (2)                              6           --       --      --     --      (314)
   Indexed annuity contracts (3)                          108,119           --       --      --     --      (419)
   GLB embedded derivative reserves (3)                   261,309           --       --      --    308      (984)
   Reinsurance related embedded derivatives (4)                --           --      139      --     --        --
   AFS securities embedded derivatives (1)                      2           --       19      --     --        --
                                                          -------      -------   ------   -----   ----   -------
      Total derivative instruments not designated and
         not qualifying as hedging instruments            414,164       20,040    1,449    (462)   308    (1,782)
                                                          -------      -------   ------   -----   ----   -------
            Total derivative instruments                  414,262      $21,000   $1,506   $(526)  $308   $(1,782)
                                                          =======      =======   ======   =====   ====   =======

                                                                         AS OF DECEMBER 31, 2008
                                                        --------------------------------------------------------
                                                                                                   (LIABILITY)
                                                                                 ASSET CARRYING     CARRYING
                                                           NUMBER                 OR FAIR VALUE   OR FAIR VALUE
                                                             OF       NOTIONAL   --------------   --------------
                                                        INSTRUMENTS    AMOUNTS    GAIN    LOSS    GAIN     LOSS
                                                        -----------   --------    ----   -----    ----   -------
DERIVATIVE INSTRUMENTS DESIGNATED AND
   QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
   Interest rate swap agreements(1)                           106      $  780     $ 70   $(121)   $ --   $    --
   Foreign currency swaps(1)                                   14         366       68      (3)     --        --
                                                          -------      ------     ----   -----    ----   -------
      Total derivative instruments designated and
         qualifying as hedging instruments                    120       1,146      138    (124)     --        --
                                                          -------      ------     ----   -----    ----   -------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
   NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements(1)                                44       2,200       --      --      --        --
Credit default swaps(2)                                        11         149       --      --      --       (51)
Call options (based on LNC stock)(1)                            2          18       --      --      --        --
Call options (based on S&P 500)(1)                            553       2,951       31      --      --        --
Embedded derivatives:
   Deferred compensation plans(2)                               7          --       --      --      --      (223)
   Indexed annuity contracts(3)                            80,809          --       --      --      --      (252)
   GLB embedded derivative reserves(3)                    215,597          --       --      --     517    (3,421)
   Reinsurance related embedded derivatives(4)                 --          --      167      --      --        --
   AFS securities embedded derivatives(1)                       3          --       15      --      --        --
                                                          -------      ------     ----   -----    ----   -------
      Total derivative instruments not designated and
         not qualifying as hedging instruments            297,026       5,318      213      --     517    (3,947)
                                                          -------      ------     ----   -----    ----   -------
            Total derivative instruments                  297,146      $6,464     $351   $(124)   $517   $(3,947)
                                                          =======      ======     ====   =====    ====   =======

----------
(1)  Reported in derivative investments on our Consolidated Balance Sheets.

(2)  Reported in other liabilities on our Consolidated Balance Sheets.

(3)  Reported in future contract benefits on our Consolidated Balance Sheets.

(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative financial instruments (in millions) was as follows:

                                                                REMAINING LIFE AS OF DECEMBER 31, 2009
                                                            -----------------------------------------------
                                                            LESS THAN   1 - 5    5 - 10   10 - 30
                                                             1 YEAR     YEARS     YEARS    YEARS     TOTAL
                                                            ---------   ------   ------   -------   -------
DERIVATIVE INSTRUMENTS DESIGNATED AND
   QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
   Interest rate swap agreements                              $   24    $   94   $  236    $  266   $   620
   Foreign currency swaps                                         --        94      165        81       340
                                                              ------    ------   ------    ------   -------
      Total derivative instruments designated and
         qualifying as hedging instruments                        24       188      401       347       960
                                                              ------    ------   ------    ------   -------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
   NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements                                     850       150       --        --     1,000
Interest rate futures                                          2,333        --       --        --     2,333
Equity futures                                                 1,147        --       --        --     1,147
Interest rate swap agreements                                    395     1,735    1,538     2,564     6,232
Foreign currency forwards                                      1,035        --       --        --     1,035
Credit default swaps                                              20        40      160        --       220
Put options                                                       --     1,289    2,679       125     4,093
Call options (based on LNC stock)                                  9        --       --        --         9
Call options (based on S&P 500)                                2,616       824       --        --     3,440
Variance swaps                                                    --         3       23        --        26
Currency futures                                                 505        --       --        --       505
                                                              ------    ------   ------    ------   -------
      Total derivative instruments not designated and not
         qualifying as hedging instruments                     8,910     4,041    4,400     2,689    20,040
                                                              ------    ------   ------    ------   -------
Total derivative instruments with notional amounts            $8,934    $4,229   $4,801    $3,036   $21,000
                                                              ======    ======   ======    ======   =======

The change in our unrealized loss on derivative instruments in accumulated OCI (in millions) was as follows:

                                                                         FOR THE
                                                                       YEAR ENDED
                                                                      DECEMBER 31,
                                                                          2009
                                                                      ------------
UNREALIZED LOSS ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year                                           $(15)
Other comprehensive income (loss):
   Unrealized holding losses arising during the period:
      Cash flow hedges:
         Interest rate swap agreements                                      33
         Foreign currency swaps                                            (52)
   Change in DAC, VOBA, DSI and other contract holder funds                 22
   Income tax benefit                                                        2
   Less:
      Reclassification adjustment for gains included in net income:
         Cash flow hedges:
            Interest rate swap agreements(1)                                 4
      Income tax expense                                                    (1)
                                                                          ----
               Balance as of end-of-year                                  $(13)
                                                                          ====

(1) The OCI offset is reported within net investment income on our Consolidated Statements of Income.

The settlement payments and mark-to-market adjustments on derivative instruments (in millions) recorded on our Consolidated Statements of Income were as follows:

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                        --------------------
                                         2009    2008   2007
                                        -----   -----   ----
DERIVATIVE INSTRUMENTS
   DESIGNATED AND QUALIFYING
   AS HEDGING INSTRUMENTS
Cash flow hedges:
   Interest rate swap
      agreements(1)                     $   3   $   4   $  5
   Foreign currency swaps(1)                2      (1)    (1)
                                        -----   -----   ----
         Total derivative instruments
            designated and qualifying
            as hedging instruments          5       3      4
                                        -----   -----   ----
DERIVATIVE INSTRUMENTS NOT
   DESIGNATED AND NOT
   QUALIFYING AS HEDGING
   INSTRUMENTS
Interest rate futures(2)                  (60)     --     --
Equity futures(2)                         (55)     --     --
Interest rate swap agreements(2)         (150)     --     --
Foreign currency forwards(1)               23      --     --
Credit default swaps(1)                     2       1     --
Put options(2)                           (136)     --     --
Call options (based on LNC
   stock)(2)                               --      (8)    (3)
Call options (based on
   S&P 500)(2)                             84    (204)     6
Variance swaps(2)                         (39)     --     --
Currency futures(2)                       (18)     --     --
Embedded derivatives:
   Deferred compensation plans(3)         (10)     (1)   (15)
   Indexed annuity contracts(2)             6      37    (12)
   GLB embedded derivative
      reserves(2)                          24     (21)   (25)
   Reinsurance related embedded
      derivatives(2)                     (155)    226      7
                                        -----   -----   ----
         Total derivative instruments
            not designated and not
            qualifying as hedging
            instruments                  (484)     30    (42)
                                        -----   -----   ----
               Total derivative
                  instruments           $(479)  $  33   $(38)
                                        =====   =====   ====

----------
(1)  Reported in net investment income on our Consolidated Statements of Income.

(2)  Reported in realized loss on our Consolidated Statements of Income.

(3) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

DERIVATIVE INSTRUMENTS DESIGNATED AND QUALIFYING AS CASH FLOW HEDGES

Gains (losses) (in millions) on derivative instruments designated as cash flow hedges were as follows:

                                    FOR THE YEARS ENDED
                                        DECEMBER 31,
                                    -------------------
                                    2009   2008   2007
                                    ----   ----   ----
Ineffective portion recognized in
   realized loss                    $(1)    $ 1   $(1)
                                    ===     ===   ===
Gain recognized as a component of
   OCI with the offset to:
   Net investment income            $ 4     $ 2   $ 3
   Benefit recovery (expense)        --      --     1
                                    ---     ---   ---
                                    $ 4     $ 2   $ 4
                                    ===     ===   ===

As of December 31, 2009, none of the deferred net gains on derivative instruments in accumulated OCI are expected to be reclassified to earnings during 2010. A reclassification would be due primarily to the receipt of interest payments associated with variable rate securities and forecasted purchases, payment of interest on our long-term debt, the receipt of interest payments associated with foreign currency securities and the periodic vesting of stock appreciation rights ("SARs").

For the years ended December 31, 2009, 2008 and 2007, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

INTEREST RATE SWAP AGREEMENTS

We use a portion of our interest rate swap agreements to hedge the interest rate risk to our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receive a fixed payment from the counterparty at a predetermined interest rate. The net receipts or payments from these interest rate swaps are recorded on our Consolidated Statements of Income as specified in the table above. The gains or losses on interest rate swaps hedging our interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued.

In addition, we use interest rate swap agreements to hedge our exposure to fixed rate bond coupon payments and the change in underlying asset values as interest rates fluctuate. The net receipts or payments from these interest rate swaps are recorded on our Consolidated Statements of Income as specified in the table above.

As of December 31, 2009, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2037.

FOREIGN CURRENCY SWAPS

We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. The gains or losses on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued.

As of December 31, 2009, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was July 2022.

DERIVATIVE INSTRUMENTS NOT DESIGNATED AND NOT QUALIFYING AS HEDGING INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been designated by us for hedge accounting treatment.

INTEREST RATE CAP AGREEMENTS

Interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four. The purpose of our interest rate cap agreement program is to provide a level of protection from the effect of rising interest rates for our annuity business, within our Retirement Solutions - Annuities and Retirement Solutions - Defined Contribution segments. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements do not qualify for hedge accounting treatment.

INTEREST RATE FUTURES AND EQUITY FUTURES

We use interest rate futures and equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price. Cash settlements on the change in market value of financial futures contracts, along with the resulting gains or losses, are recorded on our Consolidated Statements of Income as specified in the table above.

INTEREST RATE SWAP AGREEMENTS

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products. The change in market value and periodic cash settlements are recorded as a component of realized loss on our Consolidated Statements of Income.

FOREIGN CURRENCY FORWARDS

We use foreign currency forward contracts to hedge the currency risk on certain investments associated with our variable annuity products. The foreign currency forward contracts obligate us to deliver a specified amount of currency at a future date and a specified exchange rate. The contract does not qualify for hedge accounting under the Derivatives and Hedging Topic of the FASB ASC. Therefore, all gains or losses on the foreign currency forward contracts are recorded as a component of realized loss on our Consolidated Statements of Income.

CREDIT DEFAULT SWAPS

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring. Our credit default swaps are not currently qualified for hedge accounting treatment.

We also sell credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Information related to our open credit default swap liabilities for which we are the seller (in millions) was as follows:

                              AS OF DECEMBER 31, 2009
             ---------------------------------------------------------
              REASON     NATURE       CREDIT                  MAXIMUM
               FOR         OF       RATING OF       FAIR     POTENTIAL
 MATURITY    ENTERING   RECOURSE   COUNTERPARTY   VALUE(1)     PAYOUT
----------   --------   --------   ------------   --------   ---------
3/20/2010      (2)         (4)         A2/A         $ --       $ 10
6/20/2010      (2)         (4)         A1/A           --         10
12/20/2012     (3)         (4)        Aa3/A+          --         10
12/20/2012     (3)         (4)        Aa3/A+          --         10
12/20/2012     (3)         (4)         A1/A           --         10
12/20/2012     (3)         (4)         A1/A           --         10
12/20/2016     (3)         (4)        A2/A(5)        (11)        24
12/20/2016     (3)         (4)        A2/A(5)         (8)        24
3/20/2017      (3)         (4)        A2/A(5)         (3)        23
3/20/2017      (3)         (4)        A2/A(5)         (9)        22
3/20/2017      (3)         (4)        A2/A(5)         (5)        18
3/20/2017      (3)         (4)        A2/A(5)        (13)        18
3/20/2017      (3)         (4)        A2/A(5)         (4)        17
3/20/2017      (3)         (4)        A2/A(5)        (12)        14
                                                    ----       ----
                                                    $(65)      $220
                                                    ====       ====

                              AS OF DECEMBER 31, 2008
             ---------------------------------------------------------
              REASON     NATURE       CREDIT                  MAXIMUM
               FOR         OF        RATING OF      FAIR     POTENTIAL
 MATURITY    ENTERING   RECOURSE   COUNTERPARTY   VALUE(1)    PAYOUT
----------   --------   --------   ------------   --------   ---------
3/20/2010      (2)         (4)        Aa3/A+        $ (1)      $ 10
6/20/2010      (2)         (4)         Aa2/A          --         10
12/20/2012     (3)         (4)        Aa2/A+          --         10
12/20/2012     (3)         (4)        Aa2/A+          --         10
12/20/2012     (3)         (4)         A1/A           --         10
12/20/2012     (3)         (4)         A1/A           (1)        10
3/20/2017      (3)         (4)        A2/A(5)        (14)        22
3/20/2017      (3)         (4)        A2/A(5)        (10)        14
3/20/2017      (3)         (4)        A2/A(5)         (8)        18
3/20/2017      (3)         (4)        A2/A(5)        (11)        18
3/20/2017      (3)         (4)        A2/A(5)         (6)        17
                                                    ----       ----
                                                    $(51)      $149
                                                    ====       ====

----------
(1) Broker quotes are used to determine the market value of credit default swaps.

(2) Credit default swap was entered into in order to generate income by providing protection on a highly rated basket of securities in return for a quarterly payment.

(3) Credit default swap was entered into in order to generate income by providing default protection in return for a quarterly payment.

(4) Seller does not have the right to demand indemnification/compensation from third parties in case of a loss (payment) on the contract.

(5) These credit default swaps were sold to a counterparty of the issuing special purpose trust as discussed in the "Credit-Linked Notes" section in
     Note 5.

Details underlying the associated collateral of our open credit default swaps for which we are the seller as of December 31, 2009, if credit risk related contingent features were triggered (in millions) were as follows:

                                           AS OF
                                       DECEMBER 31,
                                       ------------
                                       2009   2008
                                       ----   -----
Maximum potential payout               $220   $149
Less:
   Counterparty thresholds               30     30
                                       ----   ----
      Maximum collateral potentially
         required to post              $190   $119
                                       ====   ====

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. In the event that these netting agreements were not in place, fair values of the associated investments, counterparties' credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash would have required that we post approximately $55 million as of December 31, 2009.

PUT OPTIONS

We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount. The change in market value of the put options along with the resulting gains or losses on terminations and expirations are recorded on our Consolidated Statements of Income as specified in the table above.

CALL OPTIONS (BASED ON LNC STOCK)

We use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment. The mark-to-market changes are recorded on our Consolidated Statements of Income as specified in the table above.

CALL OPTIONS (BASED ON S&P 500)

We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to re-balance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity, both of which are recorded on our Consolidated Statements of Income as specified in the table above.

VARIANCE SWAPS

We use variance swaps to hedge the liability exposure on certain options in variable annuity products. Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance of an underlying index and the fixed variance rate determined as of inception. The change in market value and resulting gains and losses on terminations and expirations are recorded on our Consolidated Statements of Income as specified in the table above.

CURRENCY FUTURES

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate. These contracts do not qualify for hedge accounting treatment; therefore, all cash settlements along with the resulting gains or losses are recorded on our Consolidated Statements of Income as specified in the table above.

EMBEDDED DERIVATIVE INSTRUMENTS NOT DESIGNATED AND NOT QUALIFYING AS HEDGING INSTRUMENTS

DEFERRED COMPENSATION PLANS

We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked-to-market through net income on our Consolidated Statements of Income as specified in the table above.

INDEXED ANNUITY CONTRACTS

We distribute indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. This feature represents an embedded derivative under the Derivatives and Hedging Topic of the FASB ASC. Contract holders may elect to re-balance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity, both of which are recorded on our Consolidated Statements of Income as specified in the table above.

GUARANTEED LIVING BENEFIT EMBEDDED DERIVATIVE RESERVES

We have certain GLB variable annuity products with GWB and GIB features that are embedded derivatives. Certain features of these guarantees, notably our GIB and 4LATER(R) features, have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature. The change in embedded derivative reserves flows through our Consolidated Statements of Income as specified in the table above. As of December 31, 2009, we had $23.5 billion of account values that were attributable to variable annuities with a GWB feature and $9.3 billion of account values that were attributable to variable annuities with a GIB feature.

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative reserves of the GWB and GIB caused by those same factors. As part of our current hedging program, equity markets, interest rates and volatility in market conditions are monitored on a daily basis. We re-balance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives as well as the cash flow activity to be reflected on LNBAR.

REINSURANCE RELATED EMBEDDED DERIVATIVES

We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives as they occur are recorded on our Consolidated Statements of Income as specified in the table above. Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements. These embedded derivatives, which are included in reinsurance related embedded derivatives on our Consolidated Balance Sheets, were $(140) million and $15 million as of December 31, 2009 and 2008, respectively.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no-lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges. These embedded derivatives, which are included in reinsurance related embedded derivatives on our Consolidated Balance Sheets, were $279 million and $152 million as of December 31, 2009 and 2008, respectively.

AFS SECURITIES EMBEDDED DERIVATIVES

We own various debt securities that either contain call options to exchange the debt security for other specified securities of the borrower, usually common stock, or contain call options to receive the return on equity-like indexes. The change in fair value of these embedded derivatives flows through our Consolidated Statements of Income as specified in the table above.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or nonperformance risk.

The nonperformance risk is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We and LNC are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of the derivatives contract, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. We do not believe the inclusion of termination or collateralization events pose any material threat to the liquidity position of any insurance subsidiary of the Company. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2009, the exposure was $159 million.

The amounts recognized (in millions) by S&P credit rating of counterparty as of December 31, 2009, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

                COLLATERAL     COLLATERAL
 S&P CREDIT     POSTED BY      POSTED BY
 RATING OF    COUNTERPARTY   LNC (HELD BY
COUNTERPARTY  (HELD BY LNC)  COUNTERPARTY)
------------  -------------  -------------
    AAA            $  3          $  --
     AA             140             --
    AA-             272             --
     A+             171            (13)
     A              328           (240)
                   ----          -----
                   $914          $(253)
                   ====          =====

7. FEDERAL INCOME TAXES

The federal income tax expense (benefit) (in millions) was as follows:

                               FOR THE YEARS ENDED
                                   DECEMBER 31,
                              ---------------------
                              2009     2008    2007
                              ----    -----    ----
Current                       $172    $(292)   $372
Deferred                        (9)     224     132
                              ----    -----    ----
   Total federal income tax
      expense (benefit)       $163    $ (68)   $504
                              ====    =====    ====

A reconciliation of the effective tax rate differences (in millions) was as follows:

                                 FOR THE YEARS ENDED
                                    DECEMBER 31,
                                --------------------
                                2009    2008    2007
                                ----    ----    ----
Tax rate of 35% times pre-tax
   income                       $ 88    $ 65    $610
Effect of:
Goodwill                         238      --      --
   Separate account dividend
      received deduction         (77)    (82)    (88)
Tax credits                      (47)    (25)    (22)
   Prior year tax return
      adjustment                 (60)    (34)    (14)
Other items                       21       8      18
                                ----    -----    ----

      Provision (benefit) for
         income taxes           $163    $(68)   $504
                                ====    ====    ====
Effective tax rate               N/M     N/M      29%
                                ====    ====    ====

The effective tax rate is a ratio of tax expense over pre-tax income. Because the pre-tax income of $251 million and $186 million in 2009 and 2008, respectively, resulted in a tax expense of $163 million in 2009 and a tax benefit of $68 million in 2008, the effective tax rate was not meaningful. The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return adjustment.

The federal income tax asset (liability) (in millions), which is included in other liabilities as of December 31, 2009, and other assets as of December 31, 2008, on our Consolidated Balance Sheets, was as follows:


                                    AS OF DECEMBER 31,
                                    ------------------
                                       2009    2008
                                      -----    ----
Current                               $(250)   $(66)
Deferred                               (523)    954
                                      -----    ----
   Total federal income tax asset
      (liability)                     $(773)   $888
                                      =====    ====

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                              AS OF DECEMBER 31,
                                              ------------------
                                                2009     2008
                                               ------   ------
DEFERRED TAX ASSETS
Future contract benefits and other
   contract holder funds                       $1,778   $1,616
Net unrealized loss on AFS securities              --    2,142
Other investments                                 317      362
Reinsurance deferred gain                         163      190
Modco embedded derivative                          49       --
Compensation and benefit plans                    145      153
Net capital loss                                  112       --
Ceding commission asset                             3        5
Other                                              81      102
                                               ------   ------
      Total deferred tax assets                 2,648    4,570
                                               ------   ------
DEFERRED TAX LIABILITIES
DAC                                             1,947    1,992
VOBA                                              734    1,317
Intangibles                                       192      140
Net unrealized gain on AFS securities              38       --
Net unrealized gain on trading securities          55       12
Modco embedded derivative                          --        5
Other                                             205      150
                                               ------   ------
      Total deferred tax liabilities            3,171    3,616
                                               ------   ------
         Net deferred tax asset (liability)    $ (523)  $  954
                                               ======   ======

LNL and its affiliates, with the exception of Jefferson-Pilot Life Insurance Company ("JPL"), Jefferson Pilot Financial Insurance Company ("JPFIC") and Jefferson Pilot LifeAmerica Insurance Company ("JPLA") as noted below, are part of a consolidated federal income tax filing with LNC. JPL filed a separate federal income tax return until its merger with LNL on April 2, 2007. JPFIC filed a separate federal income tax return until its merger into LNL on July 2, 2007. JPLA was part of a consolidated federal income tax filing with JPFIC until its merger with LLANY on April 2, 2007.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. As of December 31, 2009 and 2008, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary as of December 31, 2009 and 2008.

As of December 31, 2009, LNL had net capital loss carryforwards of $319 million which will expire in 2014. LNL believes that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, including our capital loss deferred tax asset, will be realized.

As discussed in Note 2, we adopted new guidance in the Income Taxes Topic of the FASB ASC on January 1, 2007. As of December 31, 2009 and 2008, $180 million and $142 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2010 in the range of none to $45 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                            FOR THE YEARS ENDED
                                                DECEMBER 31,
                                            -------------------
                                                2009   2008
                                                ----   ----
Balance as of beginning-of-year                 $264   $290
   Increases for prior year tax positions         26     16
   Decreases for prior year tax positions         (1)   (46)
   Increases for current year tax
      positions                                   11     20
   Decreases for current year tax
      positions                                   (7)    (6)
   Decreases for settlements with taxing
      authorities                                 --     (8)
   Decreases for lapse of statute of
      limitations                                 --     (2)
                                                ----   ----
         Balance as of end-of-year              $293   $264
                                                ====   ====

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2009, 2008 and 2007, we recognized interest and penalty expense related to uncertain tax positions of $11 million, $1 million and $19 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $75 million and $64 million as of December 31, 2009 and 2008, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the third quarter of 2008, the IRS completed its examination for tax years 2003 and 2004 resulting in a proposed assessment. We believe a portion of the assessment is inconsistent with the existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition. We are currently under audit by the IRS for years 2005 and 2006. The Jefferson-Pilot subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former Jefferson-Pilot Corporation and its subsidiaries, the IRS is examining the tax year ended April 2, 2006.

8. DAC, VOBA, DSI AND DFEL

During the fourth quarter of 2008, we recorded a decrease to income totaling $242 million, for a reversion to the mean FOR THE YEARS prospective unlocking of DAC, VOBA, DSI and DFEL as a result of significant and sustained declines in the equity markets during 2008. During 2009, we did not have a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL. The pre-tax impact for these items is included within the prospective unlocking line items in the changes in DAC, VOBA, DSI and DFEL tables below.

Changes in DAC (in millions) were as follows:

                                            FOR THE YEARS
                                         ENDED DECEMBER 31,
                                     ---------------------------
                                       2009      2008      2007
                                     -------    ------    ------
Balance as of beginning-of-year      $ 7,421    $5,765    $4,577
   Cumulative effect of the
      adoption of new accounting
      standards                           --        --       (31)
   Dividend of FPP                        --        --      (246)
   Reinsurance assumed (ceded)            48      (230)       --
   Transfer of business to a third
      party                              (37)       --        --
   Deferrals                           1,614     1,811     2,002
   Amortization, net of interest:
      Prospective unlocking --
         assumption changes              (15)     (368)       27
      Prospective unlocking --
         model refinements                --        44       (49)
      Retrospective unlocking             82      (120)       64
      Other amortization, net of
         interest                       (748)     (712)     (753)
   Adjustment related to realized
      gains                               91       137        78
   Adjustment related to
      unrealized gains (losses)       (1,146)    1,094        96
                                     -------    ------    ------
         Balance as of end-of-year   $ 7,310    $7,421    $5,765
                                     =======    ======    ======

Changes in VOBA (in millions) were as follows:

                                            FOR THE YEARS
                                          ENDED DECEMBER 31,
                                     ---------------------------
                                       2009      2008      2007
                                     -------    ------    ------
Balance as of beginning-of-year      $ 3,763    $2,809    $3,032
   Cumulative effect of the
      adoption of new accounting
      standards                           --        --       (35)
   Business acquired                      --        --        14
   Transfer of business to a third
      party                             (255)       --        --
   Deferrals                              30        40        46
   Amortization:
      Prospective unlocking --
         assumption changes              (20)       (7)       13
      Prospective unlocking --
         model refinements                --         6        (2)
      Retrospective unlocking            (44)      (38)       13
      Other amortization                (349)     (335)     (421)
   Accretion of interest(1)              102       116       125
   Adjustment related to realized
      gains                               43        98        --
   Adjustment related to
      unrealized gains (losses)       (1,184)    1,074        24
                                     -------    ------    ------
         Balance as of end-of-year   $ 2,086    $3,763    $2,809
                                     =======    ======    ======

(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 4.00% to 7.25%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2009, was as follows:

2010         $  246
2011            207
2012            185
2013            167
2014            139
Thereafter    1,260
             ------
   Total     $2,204
             ======

Changes in DSI (in millions) were as follows:

                                        FOR THE YEARS
                                     ENDED DECEMBER 31,
                                     ------------------
                                     2009   2008   2007
                                     ----   ----   ----
Balance as of beginning-of-year      $310   $279   $194
   Cumulative effect of the
      adoption of new accounting
      standards                        --     --     (3)
   Deferrals                           76     96    116
   Amortization, net of interest:
      Prospective unlocking --
         assumption changes            --    (37)     2
      Prospective unlocking --
         model refinements             --     --     (1)
      Retrospective unlocking          11     (6)     1
      Other amortization, net of
         interest                     (38)   (28)   (35)
   Adjustment related to realized
      gains                             3      6      5
   Adjustment related to
      unrealized losses                (1)    --     --
                                     ----   ----   ----
         Balance as of end-of-year   $361   $310   $279
                                     ====   ====   ====

Changes in DFEL (in millions) were as follows:

                                                 FOR THE YEARS
                                              ENDED DECEMBER 31,
                                            ----------------------
                                             2009     2008    2007
                                            ------   -----   -----
Balance as of beginning-of-year             $  948   $ 768   $ 572
   Cumulative effect of the adoption of
      new accounting standards                  --      --      (2)
   Dividend of FPP                              --      --     (36)
   Reinsurance ceded                            --     (47)     --
   Transfer of business to a third party       (11)     --      --
   Deferrals                                   496     428     409
   Amortization, net of interest:
      Prospective unlocking --
         assumption changes                    (22)    (37)      1
      Prospective unlocking -- model
         refinements                            --      25     (26)
      Retrospective unlocking                   (3)    (41)      9
      Other amortization, net of interest     (141)   (150)   (161)
   Adjustment related to realized gains          5       2       2
   Adjustment related to unrealized
      gains                                      1      --      --
                                            ------   -----   -----
         Balance as of end-of-year          $1,273   $ 948   $ 768
                                            ======   =====   =====

9. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Income, excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                       FOR THE YEARS
                                     ENDED DECEMBER 31,
                                ---------------------------
                                  2009      2008      2007
                                -------   -------   -------
Direct insurance premiums
   and fees                     $ 5,874   $ 5,863   $ 5,645
Reinsurance assumed                  10        18        12
Reinsurance ceded                (1,227)   (1,056)   (1,063)
                                -------   -------   -------
   Total insurance premiums
      and fees, net             $ 4,657   $ 4,825   $ 4,594
                                =======   =======   =======
Direct insurance benefits       $ 3,530   $ 4,254   $ 3,579
Reinsurance recoveries netted
   against benefits              (1,142)   (1,600)   (1,249)
                                -------   -------   -------
   Total benefits, net          $ 2,388   $ 2,654   $ 2,330
                                =======   =======   =======

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance in order to limit our exposure to mortality losses and enhance our capital management.

Under our reinsurance program, we reinsure approximately 45% to 50% of the mortality risk on newly issued non-term life insurance contracts and approximately 30% to 35% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed and VUL insurance contracts. Additionally, the retention per single insured life for term life insurance and for corporate-owned life insurance is $2 million for each type of insurance. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2009, the reserves associated with these reinsurance arrangements totaled $995 million. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.6 billion as of December 31, 2009. Swiss Re has funded a trust, with a balance of $1.9 billion as of December 31, 2009, to support this business. As a result of Swiss Re's S&P financial strength rating dropping below AA-, Swiss Re was required to fund an additional trust of approximately $1.4 billion as of December 31, 2009, to support this business. Swiss Re funded the new trust during the fourth quarter of 2009. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets are reported within trading securities or mortgage loans on real estate on our Consolidated Balance Sheets. Our liabilities for funds withheld and embedded derivatives as of December 31, 2009, included $1.8 billion and $30 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain in the liability section of our Consolidated Balance Sheets. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. During 2009, 2008 and 2007 we amortized $50 million, $50 million and $55 million, after-tax, respectively, of deferred gain on business sold through reinsurance.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on our Consolidated Balance Sheets as of December 31, 2009, may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, the Company would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, we would record a corresponding increase in reinsurance recoverable from Swiss Re. However, we are not permitted to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, we would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. We would not transfer any cash to Swiss Re as a result of these developments.

In the second quarter of 2007, we recognized increased reserves on the business sold and recognized a deferred gain that is being amortized into income at the rate that earnings are expected to emerge within a 15 year period. This adjustment resulted in a non-cash charge of $13 million, after-tax, to increase reserves, which was partially offset by a cumulative "catch-up" adjustment to the deferred gain amortization of $5 million, after-tax, for a total decrease to net income of $8 million.

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                           FOR THE YEAR ENDED DECEMBER 31, 2009
                          ---------------------------------------------------------------------
                           ACQUISITION
                            BALANCE AS       CAPITAL                  DISPOSITIONS    BALANCE
                          OF BEGINNING-   CONTRIBUTION                     AND       AS OF END-
                             OF-YEAR          VALUE      IMPAIRMENT       OTHER       OF-YEAR
                          -------------   ------------   ----------   ------------   ----------
Retirement Solutions:
   Annuities                  $1,040          $ --         $(600)          $--         $  440
   Defined Contribution           20            --            --            --             20
Insurance Solutions:
   Life Insurance              2,186            --            --            --          2,186
   Group Protection              274            --            --            --            274
Other Operations                  --           174           (79)           (4)            91
                              ------          ----         -----           ---         ------
      Total goodwill          $3,520          $174         $(679)          $(4)        $3,011
                              ======          ====         =====           ===         ======

                                          FOR THE YEAR ENDED DECEMBER 31, 2008
                          --------------------------------------------------------------------
                           ACQUISITION
                            BALANCE AS    ACQUISITION                DISPOSITIONS    BALANCE
                          OF BEGINNING-    ACCOUNTING                     AND       AS OF END-
                             OF-YEAR      ADJUSTMENTS   IMPAIRMENT       OTHER       OF-YEAR
                          -------------   -----------   ----------   ------------   ----------
Retirement Solutions:
   Annuities                  $1,046         $ (6)          $--           $--         $1,040
   Defined Contribution           20           --            --            --             20
Insurance Solutions:
   Life Insurance              2,199          (13)           --            --          2,186
   Group Protection              274           --            --            --            274
                              ------         ----           ---           ---         ------
      Total goodwill          $3,539         $(19)          $--           $--         $3,520
                              ======         ====           ===           ===         ======

Included in the acquisition accounting adjustments above were adjustments related to income tax deductions recognized when stock options attributable to mergers were exercised or the release of unrecognized tax benefits acquired through mergers.

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. The Step 1 analysis for the reporting units within our Insurance Solutions and Retirement Solutions segments utilizes primarily a discounted cash flow valuation technique. In determining the estimated fair value of these reporting units, we incorporate consideration of discounted cash flow calculations, LNC's share price and assumptions that market participants would make in valuing these reporting units. Our fair value estimations are based primarily on an in-depth analysis of projected future cash flows and relevant discount rates, which considered market participant inputs ("income approach"). The discounted cash flow analysis required us to make judgments about revenues, earnings projections, capital market assumptions and discount rates. For our Media reporting unit, we primarily use discounted cash flow calculations to determine the implied fair value for this reporting unit.

As of October 1, 2009 and 2008, we performed a Step 1 goodwill impairment analysis on all of our reporting units. All of our reporting units passed the Step 1 analysis, except for our Media reporting unit, which required a Step 2 analysis to be completed. In our Step 2 analysis, we estimated the implied fair value of the reporting unit's goodwill as determined by assigning the reporting unit's fair value determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. We utilized very detailed forecasts of cash flows and market observable inputs in determining a fair value of the net assets for each of the reporting units similar to what would be estimated in a business combination between market participants. The implied fair value of goodwill for our Media reporting unit was lower than its carrying amount; therefore, goodwill was impaired and written down to its fair value for this reporting unit.

The 2009 impairment recorded in Other Operations for our media business was a result of declines in current and forecasted advertising revenue for the entire radio market. Our impairment tests showed the implied fair value of our Media reporting unit was lower than its carrying amount; therefore, we recorded non-cash impairments of goodwill (set forth above) and specifically identifiable intangible assets set forth below of $50 million.

As of March 31, 2009, we performed a Step 1 goodwill impairment analysis on all of our reporting units as a result of our performing an interim test due to volatile capital markets that provided indicators that a potential impairment could be present. All of our reporting units passed the Step 1 analysis, except for our Retirement Solutions - Annuities reporting unit, which required a Step 2 analysis to be completed. Based upon our Step 2 analysis, we recorded goodwill impairment for the Retirement Solutions - Annuities reporting unit in the first quarter of 2009 for $600 million, which was attributable primarily to higher discount rates driven by higher debt costs and equity market volatility, deterioration in sales and declines in equity markets. There were no indicators of impairment as of December 31, 2009, due primarily to the continued improvement in the equity markets and lower discount rates.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                                AS OF DECEMBER 31,
                                                -------------------------------------------------
                                                          2009                      2008
                                                -----------------------   -----------------------
                                                  GROSS                     GROSS
                                                CARRYING    ACCUMULATED   CARRYING    ACCUMULATED
                                                 AMOUNT    AMORTIZATION    AMOUNT    AMORTIZATION
                                                --------   ------------   --------   ------------
Insurance Solutions -- Life Insurance:
   Sales force                                    $100          $15         $100          $11
Retirement Solutions -- Defined Contribution:
   Mutual fund contract rights(1)(2)                 2           --            3           --
Other Operations:
   FCC licenses(1)(3)                              118           --           --           --
                                                  ----          ---         ----          ---
      Total                                       $220          $15         $103          $11
                                                  ====          ===         ====          ===

----------

(1)  No amortization recorded as the intangible asset has indefinite life.

(2) We recorded mutual fund contract rights impairment of $1 million for the year ended December 31, 2009.

(3) We recorded FCC licenses impairment of $49 million for the year ended December 31, 2009.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2009, was as follows:

2010         $ 4
2011           4
2012           4
2013           4
2014           4
Thereafter    65
   Total     $85

11. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                    AS OF DECEMBER 31,
                                   -------------------
                                     2009       2008
                                   --------   --------
RETURN OF NET DEPOSITS
Total account value                $ 44,712   $ 33,907
Net amount at risk(1)                 1,888      6,337
Average attained age of contract
   holders                         57 YEARS   56 years
MINIMUM RETURN
Total account value                $    203   $    191
Net amount at risk(1)                    65        109
Average attained age of contract
   holders                         69 YEARS   68 years
Guaranteed minimum return                 5%         5%
ANNIVERSARY CONTRACT VALUE
Total account value                $ 21,431   $ 16,950
Net amount at risk(1)                 4,021      8,402
Average attained age of contract
   holders                         65 YEARS   65 years

----------
(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2009, to December 31, 2008, was attributable primarily to the rise in equity markets and associated increase in the account values.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                          -------------------
                                           2009   2008   2007
                                          -----   ----   ----
Balance as of beginning-of-year           $ 277   $ 38    $23
   Cumulative effect of the adoption of
      new accounting standards               --     --     (4)
   Changes in reserves                      (33)   312     25
   Benefits paid                           (173)   (73)    (6)
                                          -----   ----    ---
      Balance as of end-of-year           $  71   $277    $38
                                          =====   ====    ===

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                    AS OF DECEMBER 31,
                                    ------------------
                                       2009      2008
                                     -------   -------
ASSET TYPE
Domestic equity                      $32,489   $24,878
International equity                  12,379     9,204
Bonds                                  9,942     6,701
Money market                           6,373     5,802
                                     -------   -------
   Total                             $61,183   $46,585
                                     =======   =======
Percent of total variable annuity
   separate account values                97%       99%

Future contract benefits also include reserves for our products with secondary guarantees for our products sold through our Insurance Solutions - Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 40% of permanent life insurance in force as of December 31, 2009, and approximately 64% of sales for these products in 2009.

12. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                          AS OF DECEMBER 31,
                                          ------------------
                                             2009     2008
                                           -------   -------
Account values and other contract
   holder funds                            $61,821   $57,875
DFEL                                         1,273       948
Contract holder dividends payable              494       498
Premium deposit funds                          100       109
Undistributed earnings on participating
   business                                     56        11
                                           -------   -------
   Total other contract holder funds       $63,744   $59,441
                                           =======   =======

As of December 31, 2009 and 2008, participating policies comprised approximately 1.30% of the face amount of insurance in force, and dividend expenses were $89 million, $92 million and $85 million for the years ended December 31, 2009, 2008 and 2007, respectively.

13.  SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                     AS OF DECEMBER 31,
                                     ------------------
                                       2009     2008
                                      ------   ------
Short-term debt(1)                    $   21   $    4
                                      ======   ======
Long-term debt:
   Note due LNC, due 2010             $   --   $  155
   LIBOR + 0.03% note, due 2017          250      250
   LIBOR + 1.00% note, due 2037          375      375
   Surplus Notes due LNC:
      9.76% surplus note, due 2024        50       50
      6.56% surplus note, due 2028       500      500
      6.03% surplus note, due 2028       750      750
                                      ------   ------
         Total surplus notes           1,300    1,300
                                      ------   ------
            Total long-term debt      $1,925   $2,080
                                      ======   ======

----------
(1)  The short-term debt represents short-term notes payable to LNC.

There are no future principal payments due on long-term debt in the next five years.

On December 31, 2009, LNC made a capital contribution of $171 million to forgive an outstanding balance on a note due to LNC from a consolidated subsidiary of LNL. The caption "Capital contribution from Lincoln National Corporation" in the accompanying Consolidated Statements of Stockholder's Equity includes the $171 million capital contribution.

In the third quarter of 2008, LNL made an investment of $19 million in the FHLBI, a AAA-rated entity, and made an additional investment of $2 million in the second quarter of 2009. This relationship provides us with another source of liquidity as an alternative to commercial paper and repurchase agreements as well as provides funding at comparatively low borrowing rates. We are allowed to borrow up to 20 times the amount of our common stock investment in the FHLBI through a credit facility with the FHLBI. Our borrowing capacity under this credit facility does not have an expiration date and continues while our investment in the FHLBI common stock remains outstanding as long as we maintain a satisfactory level of creditworthiness and we do not incur a material adverse change in our financial, business, regulatory or other areas that would materially affect our operations and viability. All borrowings from the FHLBI are required to be secured by certain investments owned by LNL. On December 4, 2008, the LNC and LNL Boards of Directors approved an additional common stock investment of $56 million, which would increase our total borrowing capacity up to $1.5 billion upon completion of that incremental investment. As of December 31, 2009, based on our actual common stock investment, we had borrowing capacity of up to approximately $411 million from the FHLBI. We had a $250 million floating-rate term loan outstanding under the facility due June 20, 2017, which may be prepaid beginning June 20, 2010 (classified within long-term debt on our Consolidated Balance Sheets as presented in the above table). During the second quarter of 2009, we also borrowed $100 million at a rate of 0.8% that is due June 3, 2010 (classified within payables for collateral on investments on our Consolidated Balance Sheets).

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

During 2007, our surplus note for $50 million to HARCO Capital Corporation was transferred to LNC. This note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part twice per year. Any payment of interest or repayment of principal may be paid only if we have obtained the prior written approval of the Indiana Insurance Commissioner, have adequate earned surplus funds for such payment and if such payment would not cause us to violate the statutory capital requirements as set forth in the General Statutes of Indiana.

We issued a surplus note for $500 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

14.  CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and laws governing the activities of broker-dealers.

In the ordinary course of its business, LNL and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of LNL. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

COMMITMENTS

LEASES

We lease our home office in Fort Wayne, Indiana through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide us with the right of first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. We also have the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period or the last day of any of the renewal periods. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement.

Total rental expense on operating leases for the years ended December 31, 2009, 2008 and 2007, was $47 million, $49 million and $56 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2009, were as follows:

2010          $44
2011           40
2012           34
2013           28
2014           21
Thereafter    100
             ----
   Total     $267
             ====

INFORMATION TECHNOLOGY COMMITMENT

In February 1998, LNC signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, LNC completed renegotiations and extended the contract through February 2010. Following the original termination date of this agreement, LNC has contractual rights to extend this agreement for up to two additional years. LNC executed one of the optional extensions to extend the contract through February 2011. Annual costs are dependent on usage but are expected to be approximately $9 million.

MEDIA COMMITMENTS

LFM has future commitments of approximately $30 million through 2013, related primarily to employment contracts and rating service contracts.

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2009, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Retirement Solutions - Annuities segment is significant to this segment. The ALVA product accounted for 28%, 37% and 46% of Retirement Solutions - Annuities' variable annuity product deposits in 2009, 2008 and 2007, respectively, and represented approximately 61%, 62% and 66% of our total Retirement Solutions - Annuities' variable annuity product account values as of December 31, 2009, 2008 and 2007, respectively. In addition, fund choices for certain of our other variable annuity products offered in our Retirement Solutions - Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Retirement Solutions - Annuities segment, AFIS funds accounted for 33%, 44% and 55% of variable annuity product deposits in 2009, 2008 and 2007, respectively, and represented 69%, 70% and 75% of the segment's total variable annuity product account values as of December 31, 2009, 2008 and 2007, respectively.

STANDBY REAL ESTATE EQUITY COMMITMENTS

Historically, we have entered into standby commitments, which obligated us to purchase real estate at a specified cost if a third-party sale does not occur within approximately one year after construction is completed. These commitments were used by a developer to obtain a construction loan from an outside lender on favorable terms. In return for issuing the commitment, we received an annual fee and a percentage of the profit when the property is sold. Our long-term expectation is that we will be obligated to fund a small portion of these commitments that remain outstanding. However, due to the current economic environment, we may experience increased funding obligations.

As of December 31, 2009 and 2008, we had standby real estate equity commitments totaling $220 million and $267 million, respectively. During 2009, we funded commitments of $46 million and the fair value of the associated real estate of $32 million is included on our Consolidated Balance Sheets, which resulted in the recognition of $14 million in realized losses. In addition, we recorded an estimated loss of $69 million in 2009 on projects due to our belief that our requirement to fund the projects in accordance with the standby equity commitment is probable. During the year ended December 31, 2009, we recorded $83 million to realized loss on our Consolidated Statements of Income.

During 2009, we suspended entering into new standby real estate commitments.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $14 million and $11 million as of December 31, 2009 and 2008, respectively.

GUARANTEES

We have guarantees with off-balance-sheet risks having contractual values of zero and $1 million as of December 31, 2009 and 2008, respectively, whose contractual amounts represent credit exposure. We have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. We have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default by borrowers, we have recourse to the underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to us. These guarantees expired in 2009. Our assessment of the off-balance-sheet risk was based upon the borrower's credit rating of Baa1.

During 2009, LNC sold the capital stock of one of its subsidiaries, Lincoln National (UK) PLC ("Lincoln UK"). However, Lincoln Insurance Services Limited ("LIS"), a subsidiary of LNC, retained certain pension plan assets and liabilities associated with Lincoln UK's business. In connection with this transaction, the Company has guaranteed LIS's obligations to the pension plan. Pursuant to the terms of this guarantee, the Company would be required to pay LIS's obligations in the event that LIS does not pay any amount that is due in respect of its pension plan obligations. Further, the Company would also be required to accelerate payment of all liabilities owing to the pension plan in the event of a corporate payment event, as defined in the Guaranty, primarily related to creditworthiness of the Company. As of December 31, 2009, the Company's assessed risk of payment under the guarantee is remote. This assessment has been determined in consideration of the pension plan's assets supporting the obligations and the funding available through LIS and LNC.

TAX MATTERS

Changes to the Internal Revenue Code, administrative rulings or court decisions could increase our effective tax rate. In this regard, on August 16, 2007, the IRS issued a revenue ruling that purports, among other things, to modify the calculation of the separate account dividends-received deduction received by life insurance companies. Subsequently, the IRS issued another revenue ruling that suspended the August 16, 2007, ruling and announced a new regulation project on the issue. See Note 7 for the impact of the separate account dividends-received deduction on our effective tax rate.

15. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in ac- UNREALIZED GAIN
(LOSS) ON cumulated OCI (in millions):

                                            FOR THE YEARS ENDED
                                                DECEMBER 31,
                                        --------------------------
                                         2009        2008     2007
                                        -------    -------   -----
UNREALIZED GAIN (LOSS) ON
   AFS SECURITIES
Balance as of beginning-of-year         $(2,562)   $    76   $ 421
   Cumulative effect of the adoption
      of new accounting standards           (79)        --      --
   Unrealized holding gains (losses)
      arising during the year             6,021     (7,316)   (871)
   Change in DAC, VOBA, DSI and
      other contract holder funds        (2,305)     2,522     177
   Income tax benefit (expense)          (1,324)     1,703     243
   Change in foreign currency
      exchange rate adjustment               26        (66)     18
   Less:
      Reclassification adjustment for
         losses included in net
         income                            (556)    (1,042)   (164)
      Associated amortization of
         DAC, VOBA, DSI and DFEL            158        244      29
      Income tax benefit                    139        279      47
                                        -------    -------   -----
            Balance as of end-of-year   $    36    $(2,562)  $  76
                                        =======    =======   =====

UNREALIZED OTTI ON
   AFS SECURITIES
Balance as of beginning-of-year         $    --    $    --   $  --
(Increases) attributable to:
   Cumulative effect of the adoption
      of new accounting standards           (18)        --      --
   Portion of OTTI recognized in OCI
      during the year                      (339)        --      --
   Change in DAC, VOBA, DSI and
      DFEL                                   77         --      --
   Income tax benefit                        92         --      --
Decreases attributable to:
   Sales, maturities or other
      settlements of AFS securities         151         --      --
   Change in DAC, VOBA, DSI and
      DFEL                                  (28)        --      --
   Income tax expense                       (43)        --      --
                                        -------    -------   -----
            Balance as of end-of-year   $  (108)   $    --   $  --
                                        =======    =======   =====

                                             FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                        ---------------------------
                                          2009       2008     2007
                                        -------    -------   -----
UNREALIZED GAIN (LOSS) ON
   DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year         $   (15)   $   (19)  $  (9)
   Unrealized holding gains (losses)
      arising during the year               (27)       (42)     14
   Change in DAC, VOBA, DSI and
      DFEL                                   22        (36)     (6)
   Income tax benefit                        15         27      11
   Change in foreign currency
      exchange rate adjustment              (31)         1     (30)
   Less:
      Reclassification adjustment for
         losses included in net
         income                             (35)       (83)     (2)
      Associated amortization of
         DAC, VOBA, DSI and DFEL             --         --       1
      Income tax benefit                     12         29      --
                                        -------    -------   -----
            Balance as of end-of-year   $   (13)   $   (15)  $ (19)
                                        =======    =======   =====

FUNDED STATUS OF EMPLOYEE
   BENEFIT PLANS
Balance as of beginning-of-year         $   (32)   $    (4)  $   4
   Adjustment arising during the
      year                                   23        (45)    (13)
   Income tax benefit (expense)              (8)        17       5
                                        -------    -------   -----
            Balance as of end-of-year   $   (17)   $   (32)  $  (4)
                                        =======    =======   =====

16. REALIZED LOSS

Details underlying realized loss (in millions) reported on our Consolidated Statements of Income were as follows:

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                         ---------------------
                                          2009    2008    2007
                                         -----   -----   -----
Total realized loss on investments
   and certain derivative instruments,
   excluding trading securities(1)       $(533)  $(850)  $(114)
Gain on certain reinsurance
   derivative/trading securities(2)        (42)      5       2
Indexed annuity net derivative
   results(3):
   Gross gain (loss)                         8      13     (17)
   Associated amortization benefit
      (expense) of DAC, VOBA,
      DSI and DFEL                          (5)     22       9
Guaranteed living benefits(4):
   Gross gain (loss)                       (10)      2     (36)
   Associated amortization benefit
      (expense) of DAC, VOBA,
      DSI and DFEL                          (8)    (16)     29
Gain on sale of subsidiaries/
   businesses                                1      --      --
                                         -----   -----   -----
         Total realized loss             $(589)  $(824)  $(127)
                                         =====   =====   =====

----------
(1)  See "Realized Loss Related to Investments" section in Note 5.

(2) Represents changes in the fair value of total return swaps (embedded derivatives) related to various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements. Changes in the fair value of these derivatives are offset by the change in fair value of trading securities in the portfolios that support these arrangements.

(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products. The year ended December 31, 2008, included a $10 million gain from the initial impact of adopting the Fair Value Measurements and Disclosures Topic of the FASB ASC.

(4) Represents the net difference in the change in embedded derivative reserves of our GLB products and the change in the fair value of the derivative instruments we own to hedge, including the cost of purchasing the hedging instruments.

17. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                FOR THE YEARS ENDED
                                    DECEMBER 31,
                             -------------------------
                              2009     2008      2007
                             ------   ------   -------
Commissions                  $1,693   $1,851   $ 2,051
General and administrative
   expenses                   1,264    1,285     1,246
DAC and VOBA deferrals
   and interest, net of
   amortization                (652)    (437)   (1,065)
Other intangibles
   amortization                   4        4         4
Media expenses                   40       --        --
Taxes, licenses and fees        182      199       192
Merger-related expenses          16       50        92
Restructuring charges for
   expense initiatives           32        8        --
                             ------   ------   -------
      Total                  $2,579   $2,960   $ 2,520
                             ======   ======   =======

All merger-related and restructuring charges are included in underwriting, acquisition, insurance and other expenses within primarily Other Operations on our Consolidated Statements of Income in the year incurred.

2008 RESTRUCTURING PLAN

Starting in December 2008, we implemented a restructuring plan in response to the economic downturn and sustained market volatility, which focused on reducing expenses. Our cumulative pre-tax charges amounted to $40 million for severance, benefits and related costs associated with the plan for workforce reduction and other restructuring actions.

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans for our employees and agents, respectively. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees, including certain former employees of acquired companies, and agents, respectively. In addition, for certain former employees LNC has supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of LNC's and LNL's defined benefit pension plans were "frozen" as of December 31, 2007, or earlier. For our frozen plans, there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service or date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. Under the cash balance formula benefits are stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest Credits continue until the employee's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide employee benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement. Effective January 1, 2008, the postretirement plan providing benefits to former employees of Jeffer-son-Pilot was amended such that only employees who had attained age 55 with a minimum of 10 years of service by December 31, 2007, and who later retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our defined benefit plan asset activity and defined benefit plan obligations was as follows:

                                                        AS OF AND FOR THE YEARS ENDED DECEMBER 31,
                                                        ------------------------------------------
                                                           2009    2008          2009    2008
                                                          -----   -----         -----   -----
                                                                                    OTHER
                                                        PENSION BENEFITS   POSTRETIREMENT BENEFITS
                                                        ----------------   -----------------------
CHANGE IN PLAN ASSETS
Fair value as of beginning-of-year                        $ 101   $ 140         $   4   $   4
Actual return on plan assets                                 25     (31)           --      --
Company and participant contributions                        --      --             3       3
Benefits paid                                                (7)     (8)           (3)     (3)
                                                          -----   -----         -----   -----
   Fair value as of end-of-year                             119     101             4       4
                                                          -----   -----         -----   -----
CHANGE IN BENEFIT OBLIGATION
Balance as of beginning-of-year                             115     116            20      20
Interest cost                                                 7       7             1       1
Plan participants' contributions                             --      --             1       1
Actuarial (gains) losses                                     (3)     --             1       1
Benefits paid                                                (7)     (8)           (3)     (3)
   Balance as of end-of-year                                112     115            20      20
                                                          -----   -----         -----   -----
      Funded status of the plans                          $   7   $ (14)        $ (16)  $ (16)
                                                          =====   =====         =====   =====
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                              $  12   $   5         $  --   $  --
Other liabilities                                            (5)    (19)          (16)    (16)
                                                          -----   -----         -----   -----
   Net amount recognized                                  $   7   $ (14)        $ (16)  $ (16)
                                                          =====   =====         =====   =====
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                           $  19   $  35         $  (1)  $  (3)
Prior service credit                                         --      --            (1)     --
                                                          -----   -----         -----   -----
   Net amount recognized                                  $  19   $  35         $  (2)  $  (3)
                                                          =====   =====         =====   =====
RATE OF INCREASE IN COMPENSATION
Salary continuation plan                                   4.00%    N/A           N/A     N/A
All other plans                                             N/A     N/A          4.00%   4.00%
WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
   Weighted-average discount rate                          6.00%   6.00%         6.00%   6.00%
   Expected return on plan assets                          8.00%   8.00%         6.50%   6.50%
Net periodic benefit cost:
   Weighted-average discount rate                          6.00%   6.00%         6.00%   6.00%
   Expected return on plan assets                          8.00%   8.00%         6.50%   6.50%

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The discount rate was determined based on a corporate yield curve as of December 31, 2009, and projected benefit obligation cash flows for the pension plans. We reevaluate this assumption each plan year. For 2010, our discount rate for the pension plans will be 6%.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plan's target plan allocation. We reevaluate this assumption each plan year. For 2010, our expected return on plan assets is 8.00% for the plans. The expected return on plan assets by asset class for the pension plans is as follows:

U.S. PLANS
Fixed maturity securities       4.75%
Common stock:
   Domestic large cap equity   11.23%
   International equity        11.43%
Cash and invested assets        0.00%

The calculation of the accumulated postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) was as follows:

                                                     AS OF DECEMBER 31,
                                                     ------------------
                                                     2009   2008   2007
                                                     ----   ----   ----
Health care cost trend rate                           N/A    N/A     12%
Pre-65 health care cost trend rate                     10%    10%   N/A
Post-65 health care cost trend rate                    13%    12%   N/A
Ultimate trend rate                                     5%     5%     5%
Year that the rate reaches the ultimate trend rate   2020   2019   2018

In order to improve the measurement of the heath care trend rate with industry trends and practice, we separated our trend rate to assess the pre-65 and post-65 populations separately for the year ended December 31, 2009 and 2008. We expect the health care cost trend rate for 2010 to be 9.5% for pre-65 and 9.5% for the post-65 population. The health care cost trend rate assumption is a key percentage that affects the amounts reported. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by less $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                 AS OF DECEMBER 31,
                                 ------------------
                                     2009   2008
                                     ----   ----
U.S. PLAN
Accumulated benefit obligation        $90    $91
Projected benefit obligation           90     91
Fair value of plan assets              85     72

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net defined benefit pension plan and postretirement benefit plan expense (in millions) were as follows:

                                                      FOR THE YEARS ENDED DECEMBER 31,
                                             --------------------------------------------------
                                              PENSION BENEFITS    OTHER POSTRETIREMENT BENEFITS
                                             ------------------   -----------------------------
                                             2009   2008   2007         2009   2008   2007
                                             ----   ----   ----         ----   ----   ----
U.S. PLAN
Interest cost                                 $ 7   $  7   $  7          $ 1    $ 1    $ 1
Expected return on plan assets                 (7)   (11)   (11)          --     --     --
Recognized net actuarial loss (gain)            5      1     --           (1)    (1)    (1)
                                              ---   ----   ----          ---    ---    ---
   Net periodic benefit expense (recovery)    $ 5   $ (3)  $ (4)         $--    $--    $--
                                              ===   ====   ====          ===    ===    ===

We expect our 2010 U.S pension plans' expense to be approximately less than $1 million.

For 2010, the estimated amount of amortization from accumulated OCI into net periodic benefit expense related to net actuarial loss or gain is expected to be approximately $2 million loss for our pension benefit plan and less than $1 million gain for our postretirement benefit plan.

PLAN ASSETS

Our pension plan asset target allocations by asset category for the years ended December 31, 2009 and 2008, based on estimated fair values were as follows:

                                 TARGET
                               ALLOCATION
                               ----------
U.S. PLAN
Fixed maturity securities          50%
Common stock:
   Domestic large cap equity       35%
   International equity            15%
Cash and invested assets            0%

The primary investment objective for the assets related to our defined benefit pension plan is for capital appreciation with an emphasis on avoiding undue risk. Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed income securities and other asset classes the investment managers deem prudent. Three- and five-year time horizons are utilized as there are inevitably short-run fluctuations, which will cause variations in investment performance.

Our defined benefit plan assets have been combined into a master retirement trust where a variety of qualified managers, with Northern Trust as the manager of managers, are expected to rank in the upper 50% of similar funds over the three-year periods and above an appropriate index over five-year periods. Managers are monitored for adherence to approved investment policy guidelines, changes in material factors and legal or regulatory actions. Managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.

FAIR VALUE OF PLAN ASSETS

See "Fair Value Hierarchy" in Note 1 for discussion of how we categorize our pension plan assets, into a three-level fair value hierarchy.

The following summarizes our fair value measurements of pension plan assets (in millions) on a recurring basis by the three-level fair value hierarchy:

                                             AS OF DECEMBER 31, 2009
                                 ------------------------------------------------
                                   QUOTED
                                   PRICES
                                  IN ACTIVE
                                 MARKETS FOR   SIGNIFICANT    SIGNIFICANT
                                  IDENTICAL    OBSERVABLE    UNOBSERVABLE   TOTAL
                                   ASSETS        INPUTS         INPUTS      FAIR
                                  (LEVEL 1)     (LEVEL 2)      (LEVEL 3)    VALUE
                                 -----------   -----------   ------------   -----
U.S. PENSION PLANS ASSET CLASS
Fixed maturity securities:
   Corporate bonds                  $ --           $ 47           $--        $ 47
   U.S. Government bonds              --              4            --           4
   Foreign government bonds           --              2            --           2
   MBS:
      CMOs                            --              1            --           1
      MPTS                                           --                        --
      CMBS                            --              2            --           2
   ABS                                --             --            --          --
   State and municipal bonds          --              1            --           1
Common stock                          18             42            --          60
Cash and invested assets              --              2            --           2
                                     ---           ----           ---        ----
         Total                       $18           $101           $--        $119
                                     ===           ====           ===        ====

The following summarizes changes to our U.S. pension plan assets (in millions) classified within Level 3 of the fair value hierarchy as reported above:

                                          FOR THE YEAR ENDED DECEMBER 31, 2009
                             --------------------------------------------------------------
                                         RETURN ON ASSETS                 TRANSFERS
                                        ------------------   PURCHASES,     IN OR
                             BEGINNING              SOLD     SALES AND      OUT OF   ENDING
                                FAIR    HELD AT    DURING   SETTLEMENTS,   LEVEL 3,   FAIR
                               VALUE    YEAR END  THE YEAR      NET          NET     VALUE
                             ---------  --------  --------  ------------  ---------  ------
Fixed maturity securities:
   Corporate bonds              $1         $--      $--         $--          $(1)      $--

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR PENSION PLAN ASSETS

The fair value measurements of our plan assets are based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security's fair value. The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. Both observable and unobservable inputs are used in the valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services' valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs. The standard inputs used in order of priority are benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value. This category includes highly liquid debt instruments purchased with a maturity of three months or less. Due to the nature of these assets, we believe these assets should be classified as Level 2.

PLAN CASH FLOWS

It is LNC's practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended. In accordance with such practice, no contributions were made nor required for the years ended December 31, 2009 or 2008. No contributions are required nor expected to be made in 2010.

We expect the following benefit payments (in millions):

                       PENSION              U.S. OTHER
                        PLANS           POSTRETIREMENT PLANS
                       -------   ----------------------------------
                        U.S.                                NOT
                       DEFINED   REFLECTING              REFLECTING
                       BENEFIT    MEDICARE    MEDICARE    MEDICARE
                       PENSION     PART D      PART D      PART D
                        PLANS     SUBSIDY     SUBSIDY     SUBSIDY
                       -------   ----------   --------   ----------
2010                      $8         $2         $--          $2
2011                       8          2          --           2
2012                       9          2          --           2
2013                       9          2          --           2
2014                       9          4          (1)          5
Following five years
   thereafter             44          5          (1)          6

19. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC sponsors contributory defined contribution plans for eligible employees and agents, including those of LNL, which includes money purchase plans ("MPP"). LNL make contributions and matching contributions to each of the active plans in accordance with the plan document and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended.

The expenses (in millions) for our 401(k) plans and MPP were as follows:

                         FOR THE YEARS ENDED
                             DECEMBER 31,
                         -------------------
                         2009   2008   2007
                         ----   ----   ----
Employee 401(k) plan      $58    $54    $31
Agent 401(k) plan           2      3      5
Agent MPP plan              1      1      1
                          ---    ---    ---
Total expenses for the
   401(k) plans and MPP   $61    $58    $37
                          ===    ===    ===

DEFERRED COMPENSATION PLANS

LNC sponsors six separate non-qualified unfunded, deferred compensation plans for various groups: employees, agents, non-employee directors, and certain agents.

The terms of the plans provide that participants who select our stock as the measure for their investment return will receive shares of our stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of our stock do not affect the expenses associated with this portion of the deferred compensation plan.

The investment earnings expenses for certain investment options within the respective plans are hedged by total return swaps. Participant's account values increase or decrease due to investment earnings driven by market fluctuation. Our expenses increase or decrease in direct proportion to the market's change for the participants' investment options. The total return swaps allow us to minimize the investment earnings expenses. Presented below for the respective plans we have netted the investment earnings due to market fluctuation with the results of the total return swaps. For further discussion on our total return swaps related to our deferred compensation plans see Note 6.

Information (in millions) with respect to these plans was as follows:

                                      AS OF DECEMBER 31,
                                      ------------------
                                          2009   2008
                                          ----   ----
Total liabilities                         $314   $223
Investment held to fund liabilities        118    100

THE DEFERRED COMPENSATION PLAN FOR EMPLOYEES

Eligible participants in this plan may elect to defer payment of a portion of their compensation as defined by the plan. Plan participants may select from a menu of "phantom" investment options (identical to those offered under our qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of LNC contribution is calculated in accordance with the plan document, which is similar to our 401(k) plans. Expenses (in millions) for this plan were as follows:

                                     FOR THE YEARS ENDED
                                         DECEMBER 31,
                                     -------------------
                                     2009   2008   2007
                                     ----   ----   ----
Employer matching contributions       $ 4    $5     $ 1
Increase (decrease) in measurement
   of liabilites, net of LNC total
   return swap                          6     1      10
                                      ---    --     ---
      Total plan expenses             $10    $6     $11
                                      ===    ==     ===

DEFERRED COMPENSATION PLAN FOR AGENTS

LNC sponsors three deferred compensation plans for certain eligible agents. Eligible participants in this plan may elect to defer payment of a portion of their compensation as defined by the plan. The plan's participants may select from a menu of "phantom" investment options (identical to those offered under our qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of this plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC make matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in accordance with the plan document, which is similar to our 401(k) plans. Expenses (in millions) for these plans were as follows:

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                         -------------------
                                         2009   2008   2007
                                         ----   ----   ----
Employer matching contributions           $ 2    $ 2    $ 3
Increase in measurement of liabilites,
   net of total return swap                 4     --      5
                                          ---    ---    ---
      Total expenses for agents           $ 6    $ 2    $ 8
                                          ===    ===    ===

DEFERRED COMPENSATION PLAN FOR FORMER JEFFERSON-PILOT AGENTS

Eligible former agents of Jefferson-Pilot may participate in this deferred compensation plan. Eligible agents are allowed to defer commissions and bonuses and specify where these deferral commissions will be invested in selected mutual funds. Agents participate in the plan with the understanding that the return on these funds cannot be received until a specified age or in the event of a significant lifestyle change. The funded amount is re-balanced to match the funds that have been elected under the agent compensation plan. The plan obligation increases with contributions, deferrals and investment income, and decreases with withdrawals and investment losses. The plan's assets increase with investment gains and decrease with investment losses and payouts of death benefits. Expenses (income) for this plan were $1 million, ($2) million and $1 million for the years ended December 31, 2009, 2008 and 2007, respectively.

20.  STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees are included in LNC's various incentive plans that provide for the issuance of stock options, SARs, restricted stock awards, performance shares (performance-vested shares as opposed to time-vested shares) and deferred stock units - also referred to as "restricted stock units." LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                         FOR THE YEARS ENDED
                             DECEMBER 31,
                         -------------------
                         2009   2008   2007
                         ----   ----   ----
Stock options             $ 6    $ 8    $10
Shares                     (1)     2      3
SARs                        1      4      5
Restricted stock            6      5      6
                          ---    ---    ---
   Total                  $12    $19    $24
                          ===    ===    ===
Recognized tax benefit    $ 4    $ 7    $ 8

21.  STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with SAP prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

Specified statutory information (in millions) was as follows:

                      AS OF DECEMBER 31,
                      ------------------
                        2009     2008
                       ------   ------
Capital and surplus    $6,300   $4,700

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                      -------------------
                                      2009    2008   2007
                                      ----   -----   ----
Net gain from operations, after-tax   $867   $ 510   $688
Net income (loss)                      (35)   (261)   971
Dividends to LNC Parent Company        405     400    770

The decrease in statutory net loss for the year ended December 31, 2009, from that of 2008 was primarily due to the improved market conditions in 2009. The new statutory reserving standard (commonly called "VACARVM") that was developed by the NAIC replaced current statutory reserve practices for variable annuities with guaranteed benefits, such as GWBs, and was effective December 31, 2009. The actual effect of adoption was relatively neutral to RBC ratios and future dividend capacity of our insurance subsidiaries with a slight decrease in statutory reserves offset by a higher capital requirement. We utilize captive reinsurance structures, as well as third-party reinsurance arrangements, to lessen the negative impact on statutory capital and dividend capacity in our life insurance subsidiaries.

The decline in statutory net income in 2008 from that of 2007 was primarily due to a significant increase in realized losses on investments combined with reserve strain due to deteriorating market conditions throughout 2008.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York and the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana. We also have several accounting practices permitted by the states of domicile that differ from those found in NAIC
SAP. Specifically, these are as follows:

- Accounting and reporting as an admitted asset and a form of surplus as of December 31, 2009, equaling to the lesser of the face amount of all amounts outstanding under a letter of credit ("LOC") and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves;

- The use of a more conservative valuation interest rate on certain annuities as of December 31, 2009 and 2008;

- The use of less conservative mortality tables on certain life insurance products as of December 31, 2008; and

- A less conservative standard in determining the admitted amount of deferred tax assets as of December 31, 2008.

The effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                            AS OF DECEMBER 31,
                                            ------------------
                                               2009   2008
                                               ----   ----
Calculation of reserves using the Indiana
    universal life method                      $328   $289
Calculation of reserves using
    continuous CARVM                             (6)   (10)
Conservative valuation rate on certain
    variable annuities                          (11)   (12)
Less conservative mortality tables on
    certain life insurance products              --     16
Less conservative standard in determining
    the amount of deferred tax assets            --    298
Lesser of LOC and XXX additional reserve
    reported as surplus                         412     --

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and the payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC within the statutory limitations without prior approval of the Indiana Insurance Commissioner (the "Commissioner"). The current statutory limitation is the greater of 10% of the insurer's policyholders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous twelve months. If a proposed dividend, along with all other dividends paid within the preceding twelve consecutive months exceeds the statutory limitation, LNL must receive prior approval of the Commissioner to pay such dividend.

Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNC is also the holder of surplus notes issued by LNL. The payment of principal and interest on the surplus notes to LNC must be approved by the Commissioner as well. LLANY is subject to similar, but not identical, regulatory restrictions as LNL with regard to the transfer of funds and the payment of dividends. The NAIC allows our U.S. insurance subsidiaries to include certain deferred tax assets in our statutory capital and surplus, but we are not able to consider the benefit from this when calculating available dividends. We expect we could pay dividends of approximately $685 million in 2010 without prior approval from the respective insurance commissioners.

22. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                    AS OF DECEMBER 31,
                                                         -----------------------------------------
                                                                 2009                 2008
                                                         -------------------   -------------------
                                                         CARRYING     FAIR     CARRYING    FAIR
                                                          VALUE       VALUE      VALUE     VALUE
                                                         --------   --------   --------   --------
ASSETS
AFS securities:
   Fixed maturity                                        $ 58,889   $ 58,889   $ 46,489   $ 46,489
   Equity                                                     155        155        139        139
Trading securities                                          2,366      2,366      2,189      2,189
Mortgage loans on real estate                               6,835      6,967      7,396      7,116
Derivative investments                                        841        841         60         60
Other investments                                             975        975        948        948
Cash and invested cash                                      2,553      2,553      2,116      2,116
Reinsurance related embedded derivatives                      139        139        167        167
Separate account assets                                    73,500     73,500     55,655     55,655
LIABILITIES
Future contract benefits:
   Indexed annuity contracts                                 (419)      (419)      (252)      (252)
   GLB embedded derivative reserves                          (676)      (676)    (2,904)    (2,904)
Other contract holder funds:
   Remaining guaranteed interest and similar contracts       (940)      (940)      (782)      (782)
   Account value of certain investment contracts          (24,039)   (24,244)   (21,893)   (22,338)
Short-term debt                                               (21)       (21)        (4)        (4)
Long-term debt                                             (1,925)    (1,714)    (2,080)    (1,503)
OFF-BALANCE-SHEET
Guarantees                                                     --         --         --         (1)

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS

The carrying value of our assets classified as other investments on our Consolidated Balance Sheets approximates their fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Other contract holder funds on our Consolidated Balance Sheets includes remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2009, and December 31, 2008, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.

SHORT-TERM AND LONG-TERM DEBT

The fair value of long-term debt is based on quoted market prices or estimated using discounted cash flow analysis determined in conjunction with our incremental borrowing rate as of the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

GUARANTEES

Our guarantees relate to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2009, or December 31, 2008, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                  AS OF DECEMBER 31, 2009
                                                   ---------------------------------------------------
                                                     QUOTED
                                                     PRICES
                                                    IN ACTIVE
                                                   MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                    IDENTICAL    OBSERVABLE    UNOBSERVABLE     TOTAL
                                                     ASSETS        INPUTS         INPUTS        FAIR
                                                    (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE
                                                   -----------   -----------   ------------   --------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                  $ 55       $ 41,904       $ 2,135      $ 44,094
      U.S. Government bonds                             112             33             3           148
      Foreign government bonds                           --            397            92           489
      MBS:
         CMOs                                            --          5,593            34         5,627
         MPTS                                            --          2,808           101         2,909
         CMBS                                            --          1,796           252         2,048
      ABS:
         CDOs                                            --              4           153           157
         CLNs                                            --             --           322           322
      State and municipal bonds                          --          1,943            --         1,943
      Hybrid and redeemable preferred securities         15          1,005           132         1,152
   Equity AFS securities:
      Banking securities                                 23              1            --            24
      Insurance securities                                3             --            43            46
      Other financial services securities                --              6            22            28
      Other securities                                   34             --            23            57
   Trading securities                                     2          2,274            90         2,366
   Derivative investments                                --           (397)        1,238           841
Cash and invested cash                                   --          2,553            --         2,553
Reinsurance related embedded derivatives                 --            139            --           139
Separate account assets                                  --         73,500            --        73,500
                                                       ----       --------       -------      --------
         Total assets                                  $244       $133,559       $ 4,640      $138,443
                                                       ====       ========       =======      ========
LIABILITIES
Future contract benefits:
   Indexed annuity contracts                           $ --       $     --       $  (419)     $   (419)
   GLB embedded derivative reserves                      --             --          (676)         (676)
                                                       ----       --------       -------      --------
      Total liabilities                                $ --       $     --       $(1,095)     $ (1,095)
                                                       ====       ========       =======      ========

                                                                 AS OF DECEMBER 31, 2008
                                                   ---------------------------------------------------
                                                     QUOTED
                                                     PRICES
                                                    IN ACTIVE
                                                   MARKETS FOR   SIGNIFICANT    SIGNIFICANT
                                                    IDENTICAL    OBSERVABLE    UNOBSERVABLE    TOTAL
                                                     ASSETS         INPUTS         INPUTS       FAIR
                                                    (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE
                                                   -----------   -----------   ------------   --------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                  $ 54       $ 32,419       $ 2,402      $ 34,875
      U.S. Government bonds                             158             33             3           194
      Foreign government bonds                           --            434            60           494
      MBS:
         CMOs                                            --          5,887           160         6,047
         MPTS                                            --          1,751            18         1,769
         CMBS                                            --          1,609           238         1,847
      ABS:
         CDOs                                            --              9           150           159
         CLNs                                            --             --            50            50
      State and municipal bonds                          --             --           118           118
      Hybrid and redeemable preferred securities          8            835            93           936
   Equity AFS securities:
      Banking securities                                 14             --            --            14
      Insurance securities                                2             --            50            52
      Other financial services securities                --              5            20            25
      Other securities                                   25             --            23            48
   Trading securities                                     2          2,110            77         2,189
   Derivative investments                                --            (18)           78            60
Cash and invested cash                                   --          2,116            --         2,116
Reinsurance related embedded derivatives                 --            167            --           167
Separate account assets                                  --         55,655            --        55,655
                                                       ----       --------       -------      --------
         Total assets                                  $263       $103,012       $ 3,540      $106,815
                                                       ====       ========       =======      ========
LIABILITIES
Future contract benefits:
   Indexed annuity contracts                           $ --       $     --       $  (252)     $   (252)
   GLB embedded derivative reserves                      --             --        (2,904)       (2,904)
                                                       ----       --------       -------      --------
      Total liabilities                                $ --       $     --       $(3,156)     $ (3,156)
                                                       ====       ========       =======      ========

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any impact of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                   FOR THE YEAR ENDED DECEMBER 31, 2009
                                                   -------------------------------------------------------------------
                                                                                        SALES,
                                                                 ITEMS                ISSUANCES,    TRANSFERS
                                                               INCLUDED     GAINS    MATURITIES,      IN OR
                                                   BEGINNING      IN      (LOSSES)   SETTLEMENTS,     OUT OF    ENDING
                                                      FAIR        NET        IN         CALLS,       LEVEL 3,    FAIR
                                                     VALUE      INCOME       OCI          NET         NET(1)     VALUE
                                                   ---------   --------   --------   ------------   ---------   ------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                               $ 2,402     $  (46)     $316        $ (161)     $(376)      $2,135
      U.S. Government bonds                               3         --        --            --         --            3
      Foreign government bonds                           60          1         2            10         19           92
      MBS:
         CMOs                                           160         (7)       34           (13)      (140)          34
         MPTS                                            18         --         1            97        (15)         101
         CMBS                                           238          1        57           (44)        --          252
      ABS:
         CDOs                                           150        (35)       61           (21)        (2)         153
         CLNs                                            50         --       272            --         --          322
      State and municipal bonds                         118         --        (1)          (17)      (100)          --
      Hybrid and redeemable preferred securities         93        (21)       48             3          9          132
   Equity AFS securities:
      Insurance securities                               50         (7)       20           (20)        --           43
      Other financial services securities                20         (2)        7            (3)        --           22
      Other securities                                   23          2        (1)           (1)        --           23
   Trading securities                                    77         35        --            (7)       (15)          90
   Derivative investments                                78        (87)       (7)        1,254         --        1,238
Future contract benefits:
   Indexed annuity contracts                           (252)         6        --          (173)        --         (419)
   GLB embedded derivative reserves                  (2,904)     2,411        --          (183)        --         (676)
                                                    -------     ------      ----        ------      -----       ------
         Total, net                                 $   384     $2,251      $809        $  721      $(620)      $3,545
                                                    =======     ======      ====        ======      =====       ======

                                                                   FOR THE YEAR ENDED DECEMBER 31, 2008
                                                   --------------------------------------------------------------------
                                                                                        SALES,
                                                                 ITEMS                ISSUANCES,    TRANSFERS
                                                               INCLUDED     GAINS    MATURITIES,      IN OR
                                                   BEGINNING      IN      (LOSSES)   SETTLEMENTS,     OUT OF     ENDING
                                                      FAIR        NET        IN         CALLS,       LEVEL 3,     FAIR
                                                     VALUE      INCOME       OCI          NET         NET(1)     VALUE
                                                   ---------   --------   --------   ------------   ---------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                               $2,479     $  (150)   $  (440)      $ (10)        $ 523     $ 2,402
      U.S. Government bonds                              3          --         --          --            --           3
      Foreign government bonds                          79          --        (12)         (7)           --          60
      MBS:
         CMOs                                          275         (21)       (53)        (12)          (29)        160
         MPTS                                           52          --        (11)          1           (24)         18
         CMBS                                          362          --       (193)         27            42         238
      ABS:
         CDOs                                          184           1        (85)         50            --         150
         CLNs                                          660          --       (360)         --          (250)         50
      State and municipal bonds                        138          --         (2)        (32)           14         118
      Hybrid and redeemable preferred securities        93          --        (43)         35             8          93
   Equity AFS securities:
      Banking securities                                --          (1)        --           1            --          --
      Insurance securities                               2          (1)       (18)         67            --          50
      Other financial services securities               35         (23)        (2)         10            --          20
      Other securities                                  17          (5)         3           8            --          23
   Trading securities                                  107         (28)        --         (13)           11          77
   Derivative investments                              195        (237)        29          91            --          78
Future contract benefits:
   Indexed annuity contracts                          (389)         37         --         100            --        (252)
   GLB embedded derivative reserves                   (279)     (2,476)        --        (149)           --      (2,904)
                                                    ------     -------    -------       -----         -----     -------
         Total, net                                 $4,013     $(2,904)   $(1,187)      $ 167         $ 295     $   384
                                                    ======     =======    =======       =====         =====     =======

----------
(1) Transfers in or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-period. For AFS and trading securities, the difference between beginning-of-period amortized cost and beginning-of-period fair value was included in OCI and earnings, respectively, in prior periods.

The following provides the components of the items included in net income, excluding any impact of amortization on DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

                                                            FOR THE YEAR ENDED DECEMBER 31, 2009
                                                  --------------------------------------------------------
                                                                             GAINS
                                                                           (LOSSES)
                                                                          FROM SALES,  UNREALIZED
                                                  (AMORTIZATION)          MATURITIES,    HOLDING
                                                    ACCRETION,           SETTLEMENTS,     GAINS
                                                        NET        OTTI      CALLS     (LOSSES)(1)   TOTAL
                                                  --------------  -----  ------------  -----------  ------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                  $(1)       $ (40)     $(5)        $   --     $  (46)
      Foreign government bonds                          --           --        1             --          1
      MBS:
         CMOs                                           --           (6)      (1)            --         (7)
         CMBS                                            1           --       --             --          1
      ABS:
         CDOs                                           --          (37)       2             --        (35)
      Hybrid and redeemable preferred securities        --          (21)      --             --        (21)
   Equity AFS securities:
      Insurance securities                              --           (8)       1             --         (7)
      Other financial services securities               --           (2)      --             --         (2)
      Other securities                                  --           --        2             --          2
   Trading securities(2)                                 2           --       --             33         35
   Derivative investments(3)                            --           --       (1)           (86)       (87)
Future contract benefits:
   Indexed annuity contracts                            --           --       23            (17)         6
   GLB embedded derivative reserves                     --           --       45          2,366      2,411
                                                       ---        -----      ---         ------     ------
         Total, net                                    $ 2        $(114)     $67         $2,296     $2,251
                                                       ===        =====      ===         ======     ======

                                                     FOR THE YEAR ENDED DECEMBER 31, 2008
                                           ---------------------------------------------------------
                                                                      GAINS
                                                                    (LOSSES)
                                                                   FROM SALES,  UNREALIZED
                                           (AMORTIZATION)          MATURITIES,    HOLDING
                                             ACCRETION,           SETTLEMENTS,     GAINS
                                                 NET        OTTI      CALLS     (LOSSES)(1)   TOTAL
                                           --------------  -----  ------------  -----------  -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                            $ 1       $(143)    $  (8)       $    --    $  (150)
      MBS:
         CMOs                                      1         (23)        1             --        (21)
         CMBS                                     --          (1)        1             --         --
      ABS:
         CDOs                                     --          (1)        2             --          1
   Equity AFS securities:
      Banking securities                          --          (1)       --             --         (1)
      Insurance securities                        --          (1)       --             --         (1)
      Other financial services securities         --         (23)       --             --        (23)
      Other securities                            --          (6)        1             --         (5)
   Trading securities(2)                           2          (7)       --            (23)       (28)
   Derivative investments(3)                      --          --      (108)          (129)      (237)
Future contract benefits:
   Indexed annuity contracts                      --          --        14             23         37
   GLB embedded derivative reserves               --          --         8         (2,484)    (2,476)
                                                 ---       -----     -----        -------    -------
         Total, net                              $ 4       $(206)    $ (89)       $(2,613)   $(2,904)
                                                 ===       =====     =====        =======    =======

----------
(1) This change in unrealized gains or losses relates to assets and liabilities that we still held as of December 31, 2009 or 2008, as applicable.

(2) Amortization and accretion, net and unrealized holding losses are included in net investment income on our Consolidated Statements of Income. All other amounts are included in realized loss on our Consolidated Statements of Income.

(3) All amounts are included in realized loss on our Consolidated Statements of Income.

23. SEGMENT INFORMATION

We provide products and services in two operating businesses and report results through four business segments as follows:

BUSINESS               CORRESPONDING SEGMENTS
--------------------   ----------------------
Retirement Solutions   Annuities
                       Defined Contribution

Insurance Solutions    Life Insurance
                       Group Protection

We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

RETIREMENT SOLUTIONS

The Retirement Solutions business provides its products through two segments:
Annuities and Defined Contribution. The Retirement Solutions - Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Retirement Solutions - Defined Contribution segment provides employer-sponsored variable and fixed annuities and mutual-fund based programs in the 401(k), 403(b) and 457 marketplaces.

INSURANCE SOLUTIONS

The Insurance Solutions business provides its products through two segments:
Life Insurance and Group Protection. The Insurance Solutions - Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Insurance Solutions - Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

OTHER OPERATIONS

Other Operations includes investments related to excess capital and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance to Swiss Re in 2001; the results of certain disability income business due to the rescission of a reinsurance agreement with Swiss Re; the Institutional Pension business, which is a closed-block of pension business, the majority of which was sold on a group annuity basis, and is currently in run-off. Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income
(loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized loss"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of embedded derivatives within certain reinsurance arrangements and the change in the fair value of our related trading securities;

     - Change in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;

     - Change in the GLB embedded derivative reserves, net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves; and

     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC.

- Change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");

-    Income (loss) from the initial adoption of new accounting standards;

- Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

-    Gain (loss) on early extinguishment of debt;

-    Losses from the impairment of intangible assets; and

-    Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized loss;

- Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking;

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

-    Revenue adjustments from the initial adoption of new accounting standards.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                   FOR THE YEARS ENDED
                                      DECEMBER 31,
                               --------------------------
                                2009      2008      2007
                               ------    ------    ------
REVENUES
Operating revenues:
   Retirement Solutions:
      Annuities                $2,085    $2,191    $2,276
      Defined Contribution        911       913       968
                               ------    ------    ------
         Total Retirement
            Solutions           2,996     3,104     3,244
                               ------    ------    ------
   Insurance Solutions:
      Life Insurance            3,926     4,003     3,963
      Group Protection          1,713     1,640     1,500
                               ------    ------    ------
         Total Insurance
            Solutions           5,639     5,643     5,463
                               ------    ------    ------
   Other Operations               451       435       473
Excluded realized
   loss, pre-tax                 (643)     (863)     (135)
Amortization of deferred
   gain from reserve changes
   on business sold through
   reinsurance, pre-tax             3         3         9
Amortization of DFEL
   associated with benefit
   ratio unlocking, pre-tax        --         1        --
                               ------    ------    ------
      Total revenues           $8,446    $8,323    $9,054
                               ======    ======    ======

                                    FOR THE YEARS ENDED
                                       DECEMBER 31,
                                 ------------------------
                                  2009     2008     2007
                                 -----    -----    ------
NET INCOME
Income (loss) from operations:
   Retirement Solutions:
      Annuities                  $ 355    $ 154    $  418
      Defined Contribution         124      117       171
                                 -----    -----    ------
         Total Retirement
            Solutions              479      271       589
                                 -----    -----    ------
   Insurance Solutions:
      Life Insurance               617      489       667
      Group Protection             124      104       114
                                 -----    -----    ------
         Total Insurance
            Solutions              741      593       781
                                 -----    -----    ------
   Other Operations                 (7)     (47)      (34)
Excluded realized
   loss, after-tax                (418)    (561)      (88)
Income (loss) from reserve
   changes (net of related
   amortization) on business
   sold through reinsurance,
   after-tax                         2        2        (7)
Impairment of intangibles,
   after-tax                      (709)      --        --
Benefit ratio unlocking,
   after-tax                        --       (4)       (2)
                                 -----    -----    ------
   Net income                    $  88    $ 254    $1,239
                                 =====    =====    ======

                                   FOR THE YEARS ENDED
                                      DECEMBER 31,
                                ------------------------
                                 2009     2008     2007
                                ------   ------   ------
NET INVESTMENT INCOME
Retirement Solutions:
   Annuities                    $1,020   $  958   $1,022
   Defined Contribution            732      695      708
                                ------   ------   ------
      Total Retirement
         Solutions               1,752    1,653    1,730
                                ------   ------   ------
Insurance Solutions:
   Life Insurance                1,827    1,867    1,975
   Group Protection                127      117      115
                                ------   ------   ------
      Total Insurance
         Solutions               1,954    1,984    2,090
                                ------   ------   ------
Other Operations                   300      338      361
                                ------   ------   ------
         Total net investment
            income              $4,006   $3,975   $4,181
                                ======   ======   ======

                                  FOR THE YEARS ENDED
                                     DECEMBER 31,
                                 --------------------
                                 2009    2008    2007
                                 ----   ------   ----
AMORTIZATION OF DAC AND
   VOBA, NET OF INTEREST
Retirement Solutions:
   Annuities                     $356   $  729   $373
   Defined Contribution            71      130     93
                                 ----   ------   ----
      Total Retirement
         Solutions                427      859    466
                                 ----   ------   ----
Insurance Solutions:
   Life Insurance                 519      519    486
   Group Protection                46       36     31
                                 ----   ------   ----
      Total Insurance
         Solutions                565      555    517
                                 ----   ------   ----
         Total amortization of
            DAC and VOBA,
            net of interest      $992   $1,414   $983
                                 ====   ======   ====

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                   ----------------------
                                    2009     2008    2007
                                   -----    -----    ----
FEDERAL INCOME TAX
   EXPENSE (BENEFIT)
Retirement Solutions:
   Annuities                       $  42    $ (76)   $123
   Defined Contribution               45       26      66
                                   -----    -----    ----
      Total Retirement
         Solutions                    87      (50)    189
                                   -----    -----    ----
Insurance Solutions:
   Life Insurance                    271      240     338
   Group Protection                   67       56      61
                                   -----    -----    ----
      Total Insurance
         Solutions                   338      296     399
                                   -----    -----    ----
Other Operations                     (21)     (11)    (33)
Excluded realized loss              (225)    (302)    (47)
Amortization of deferred gain
   (loss) on reinsurance related
   to reserve changes                  1        1      (3)
                                   -----    -----    ----
Impairment of intangibles            (16)      --      --
Benefit ratio unlocking               (1)      (2)     (1)
                                   -----    -----    ----
         Total federal income
            tax expense
            (benefit)              $ 163    $ (68)   $504
                                   =====    =====    ====

                                    AS OF DECEMBER 31,
                                   -------------------
                                     2009       2008
                                   --------   --------
ASSETS
Retirement Solutions:
   Annuities                       $ 80,700   $ 65,206
   Defined Contribution              26,689     22,930
                                   --------   --------
      Total Retirement Solutions    107,389     88,136
                                   --------   --------
Insurance Solutions:
   Life Insurance                    50,825     46,588
   Group Protection                   2,845      2,482
                                   --------   --------
      Total Insurance Solutions      53,670     49,070
                                   --------   --------
Other Operations                     13,148     11,733
                                   --------   --------
         Total                     $174,207   $148,939
                                   ========   ========

24. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):

                                       FOR THE YEARS ENDED
                                           DECEMBER 31,
                                      ---------------------
                                       2009    2008    2007
                                      -----    ----    ----
Interest paid                         $  96    $ 81    $104
Income taxes paid (received)            (15)    (23)    194
Significant non-cash investing
   and financing transactions:
   Funds withheld agreement
      with LNBAR:
      Carrying value of assets        $ 790    $ --    $ --
      Carrying value of
         liabilities                   (790)     --      --
                                      -----    ----    ----
         Total acquired from
            LNBAR                     $  --    $ --    $ --
                                      =====    ====    ====
   Capital contribution of LFM:
      Carrying value of assets
         (includes cash and
         invested cash)               $ 364    $ --    $ --
      Carrying value of liabilities     (84)     --      --
                                      -----    ----    ----
         Total capital contribution
            of LFM                    $ 280    $ --    $ --
                                      =====    ====    ====
   Reinsurance assumed from FPP:
      Carrying value of assets        $  63    $ --    $ --
      Carrying value of
         liabilities                    (63)     --      --
                                      -----    ----    ----
         Total reinsurance assumed
            from FPP                  $  --    $ --    $ --
                                      =====    ====    ====

                                      FOR THE YEARS ENDED
                                         DECEMBER 31,
                                    ----------------------
                                    2009    2008     2007
                                    ----   -----   -------
Sale of subsidiaries/business
   Proceeds from sale of
      subsidiaries/business         $ 6    $  --   $    --
   Assets disposed (includes
      cash and invested
      cash)                          (5)      --        --
                                    ----   -----   -------
      Gain on sale of subsidiary/
         business                   $ 1    $  --   $    --
                                    ====   =====   =======
Reinsurance ceded to LNBAR:
   Carrying value of assets         $--    $ 360   $    --
   Carrying value of
      liabilities                    --     (360)       --
                                    ----   -----   -------
      Total reinsurance
         ceded to LNBAR             $--    $  --   $    --
                                    ====   =====   =======
Dividend of FPP:
   Carrying value of assets
      (includes cash and
      invested cash)                $--    $  --   $ 2,772
   Carrying value of
      liabilities                    --       --    (2,280)
                                    ----   -----   -------
      Total dividend of FPP         $--    $  --   $   492
                                    ====   =====   =======
Business combinations:
   Fair value of assets acquired
      (includes cash and
      invested cash)                $--    $  --   $    41
   Fair value of liabilities
      assumed                        --       --       (50)
                                    ----   -----   -------
      Total purchase price          $--    $  --   $    (9)
                                    ====   =====   =======

25. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                     AS OF DECEMBER 31,
                                     ------------------
                                       2009       2008
                                      ------    -------
Assets with affiliates:
   Corporate bonds(1)                 $  100    $  115
   Reinsurance on ceded
      reinsurance contracts(2)           279       152
   Cash management agreement
      investment(3)                      142       478
   Service agreement receivable(3)       (51)      (13)
Liabilities with affiliates:
   Reinsurance future contract
      benefits on ceded reinsurance
      contracts(4)                     2,414     4,688
   Inter-company short-term debt(5)       21         4
   Inter-company long-term debt(6)     1,675     1,841

                                   FOR THE YEARS ENDED
                                       DECEMBER 31,
                                 -----------------------
                                  2009     2008     2007
                                 -----    -----    -----
Revenues with affiliates:
   Premiums paid on ceded
      reinsurance contracts(7)   $(235)   $(222)   $(308)
   Net investment income on
      cash management
      agreement(8)                   1       11       28
   Fees for management of
      general account(8)           (68)     (65)     (62)
Benefits and expenses with
   affiliates:
   Reinsurance (recoveries)
      benefits on ceded
      reinsurance contracts(9)    (220)    (655)    (337)
   Service agreement
      payments(10)                  21       (2)      10
   Transfer pricing
      arrangement(10)              (32)     (32)     (38)
   Interest expense on
      inter-company debt(11)        90       83       82

----------
(1)  Reported in fixed maturity AFS securities on our Consolidated Balance
     Sheets.

(2) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

(3)  Reported in other assets on our Consolidated Balance Sheets.

(4)  Reported in future contract benefits on our Consolidated Balance Sheets.

(5)  Reported in short-term debt on our Consolidated Balance Sheets.

(6)  Reported in long-term debt on our Consolidated Balance Sheets.

(7)  Reported in insurance premiums on our Consolidated Statements of Income.

(8)  Reported in net investment income on our Consolidated Statement of Income.

(9)  Reported in benefits on our Consolidated Statements of Income.

(10) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

(11) Reported in interest and debt expense on our Consolidated Statements of Income.

CORPORATE BONDS

LNC issues corporate bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate. We purchase these investments for our segmented portfolios that have yield, duration and other characteristics.

CASH MANAGEMENT AGREEMENT

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently the lesser of 3% of our admitted assets and 25% of its surplus, in both cases, as of its most recent year end.

SERVICE AGREEMENT

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force and sales.

TRANSFER PRICING ARRANGEMENT

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("Delaware") related to the wholesaling of Delaware's investment products.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

Delaware is responsible for the management of our general account investments. On January 4, 2010, we closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

CEDED REINSURANCE CONTRACTS

As discussed in Note 9, we cede and accept reinsurance from affiliated companies. We cede certain guaranteed benefit risks

(including certain GDB and GWB benefits) to LNBAR. We also cede reserves related to certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines.

As discussed in Note 3, we cede to LNBAR the risk under certain UL contracts for no-lapse benefit guarantees.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $2.4 billion and $1.7 billion as of December 31, 2009 and 2008, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

                                                                                                         MORTALITY &
                                                                                                           EXPENSE
                                                              CONTRACT                      CONTRACT      GUARANTEE
                                                              PURCHASES                   REDEMPTIONS      CHARGES
                                                              DUE FROM                       DUE TO       PAYABLE TO
                                                             THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                            NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                              INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                                     INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY        COMPANY       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                  $10,223,853     $ 6,228      $10,230,081     $   --           $226       $10,229,855
AIM V.I. Core Equity                            12,781,159         163       12,781,322         --            282        12,781,040
AIM V.I. Diversified Income                        581,391          --          581,391         --             13           581,378
AIM V.I. International Growth                    5,738,995          --        5,738,995         78            126         5,738,791
ABVPSF Global Thematic Growth Class A            1,132,214          --        1,132,214         68             23         1,132,123
ABVPSF Growth and Income Class A                 5,978,059         184        5,978,243         --            121         5,978,122
ABVPSF International Value Class A               2,467,288         476        2,467,764         --             42         2,467,722
ABVPSF Large Cap Growth Class A                  1,711,997          --        1,711,997         --             37         1,711,960
ABVPSF Small/Mid Cap Value Class A               7,273,807         138        7,273,945         --            147         7,273,798
American Century VP Inflation Protection         6,919,971       6,748        6,926,719         --            135         6,926,584
American Funds Global Growth Class 2             7,952,097       7,293        7,959,390         --            143         7,959,247
American Funds Global Small Capitalization
   Class 2                                      10,543,731         563       10,544,294         --            210        10,544,084
American Funds Growth Class 2                   45,339,630      12,836       45,352,466         --            924        45,351,542
American Funds Growth-Income Class 2            34,606,609       7,166       34,613,775         --            704        34,613,071
American Funds International Class 2            21,013,220         445       21,013,665         --            411        21,013,254
BlackRock Global Allocation V.I.                 2,784,207          --        2,784,207         --             33         2,784,174
Delaware VIP Diversified Income                 10,803,781      11,566       10,815,347         --            206        10,815,141
Delaware VIP Emerging Markets                   15,396,894       1,664       15,398,558         --            295        15,398,263
Delaware VIP High Yield                         11,609,541          61       11,609,602         --            231        11,609,371
Delaware VIP Limited-Term Diversified Income     1,234,017          77        1,234,094         --             20         1,234,074
Delaware VIP REIT                                7,717,631         871        7,718,502         --            158         7,718,344
Delaware VIP Small Cap Value                    18,484,486       2,850       18,487,336         --            396        18,486,940
Delaware VIP Trend                              11,293,439         350       11,293,789         --            245        11,293,544
Delaware VIP U.S. Growth                           974,657          --          974,657         --             20           974,637
Delaware VIP Value                               8,881,541          --        8,881,541         --            169         8,881,372
DWS VIP Alternative Asset Allocation Plus
   Class A                                          99,872          --           99,872         --              1            99,871
DWS VIP Equity 500 Index Class A                36,736,549          --       36,736,549        203            775        36,735,571
DWS VIP Small Cap Index Class A                  5,498,333          --        5,498,333         38            117         5,498,178
Fidelity VIP Asset Manager                         820,922          --          820,922         --             18           820,904
Fidelity VIP Contrafund Service Class           26,715,725         503       26,716,228         --            552        26,715,676
Fidelity VIP Equity-Income                       2,576,856          --        2,576,856         --             57         2,576,799
Fidelity VIP Equity-Income Service Class         1,801,981          --        1,801,981         --             39         1,801,942
Fidelity VIP Growth Service Class                6,084,016          --        6,084,016      2,785            130         6,081,101
Fidelity VIP Growth Opportunities Service
   Class                                         1,091,072          --        1,091,072         --             24         1,091,048
Fidelity VIP High Income Service Class           1,998,166          --        1,998,166         --             44         1,998,122
Fidelity VIP Investment Grade Bond               2,913,675          --        2,913,675         29             64         2,913,582
Fidelity VIP Mid Cap Service Class               3,605,249          --        3,605,249        667             61         3,604,521
Fidelity VIP Overseas Service Class              3,886,096       2,346        3,888,442         --             75         3,888,367
FTVIPT Franklin Income Securities                2,768,269       2,361        2,770,630         --             49         2,770,581
FTVIPT Franklin Small-Mid Cap Growth
   Securities                                    3,872,137       5,191        3,877,328         --             78         3,877,250
FTVIPT Mutual Shares Securities                  2,032,141          --        2,032,141         --             35         2,032,106
FTVIPT Templeton Foreign Securities              4,562,228          --        4,562,228         54            100         4,562,074
FTVIPT Templeton Foreign Securities Class 2      4,395,186          --        4,395,186         --             96         4,395,090
FTVIPT Templeton Global Asset Allocation         1,825,396          --        1,825,396         78             40         1,825,278
FTVIPT Templeton Global Bond Securities          4,025,749          65        4,025,814         --             70         4,025,744
FTVIPT Templeton Growth Securities               3,394,727          --        3,394,727         --             67         3,394,660
FTVIPT Templeton Growth Securities Class 2       1,900,628         379        1,901,007         --             42         1,900,965
Janus Aspen Series Balanced                      9,816,168          --        9,816,168        103            216         9,815,849
Janus Aspen Series Balanced Service Shares       1,671,268          --        1,671,268         --             36         1,671,232

See accompanying notes.

                                                                                                         MORTALITY &
                                                                                                           EXPENSE
                                                              CONTRACT                      CONTRACT      GUARANTEE
                                                              PURCHASES                   REDEMPTIONS      CHARGES
                                                              DUE FROM                       DUE TO       PAYABLE TO
                                                             THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                            NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                              INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                                     INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY        COMPANY       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Enterprise Service Shares   $ 2,006,441     $    --      $ 2,006,441     $   --           $ 44       $ 2,006,397
Janus Aspen Series Global Technology
   Service Shares                                2,634,895         151        2,635,046         --             58         2,634,988
Janus Aspen Series Worldwide                     7,102,655         322        7,102,977         --            156         7,102,821
Janus Aspen Series Worldwide Service Shares      1,408,055          --        1,408,055         --             31         1,408,024
LVIP Baron Growth Opportunities                     18,977          --           18,977         --             --            18,977
LVIP Baron Growth Opportunities Service Class    4,332,559          58        4,332,617         --             93         4,332,524
LVIP Capital Growth                                 34,504          --           34,504         --              1            34,503
LVIP Cohen & Steers Global Real Estate             890,018       2,409          892,427         --             13           892,414
LVIP Columbia Value Opportunities                  123,996          --          123,996         --              2           123,994
LVIP Delaware Bond                              36,523,981          --       36,523,981      3,867            744        36,519,370
LVIP Delaware Foundation Aggressive
   Allocation                                    2,532,709          --        2,532,709         --             48         2,532,661
LVIP Delaware Growth and Income                    360,961          --          360,961         --              6           360,955
LVIP Delaware Social Awareness                     736,346          --          736,346         --             15           736,331
LVIP Delaware Special Opportunities                373,183          --          373,183         --              7           373,176
LVIP Global Income                                 109,270          --          109,270         --              2           109,268
LVIP Janus Capital Appreciation                  2,942,505          --        2,942,505         29             58         2,942,418
LVIP Marsico International Growth                  870,302       4,303          874,605         --             16           874,589
LVIP MFS Value                                   1,443,149      10,906        1,454,055         --             26         1,454,029
LVIP Mid-Cap Value                                 322,557          --          322,557         --              5           322,552
LVIP Mondrian International Value                8,481,700       4,596        8,486,296         --            163         8,486,133
LVIP Money Market                               38,157,456      14,439       38,171,895         --            695        38,171,200
LVIP SSgA Bond Index                               513,378          65          513,443         --              9           513,434
LVIP SSgA Developed International 150               11,397         165           11,562         --             --            11,562
LVIP SSgA Emerging Markets 100                     630,463       6,873          637,336         --              7           637,329
LVIP SSgA International Index                      385,987         157          386,144         --              7           386,137
LVIP SSgA Large Cap 100                            115,349         230          115,579         --              3           115,576
LVIP SSgA S&P 500 Index                          2,877,071       2,640        2,879,711         --             49         2,879,662
LVIP SSgA Small-Cap Index                          397,863       1,242          399,105         --              7           399,098
LVIP SSgA Small-Mid Cap 200                         49,092       3,409           52,501         --              1            52,500
LVIP T. Rowe Price Growth Stock                    242,856       2,627          245,483         --              4           245,479
LVIP T. Rowe Price Structured Mid-Cap Growth     1,348,892          --        1,348,892        211             26         1,348,655
LVIP Templeton Growth                              199,003          --          199,003         --              3           199,000
LVIP Turner Mid-Cap Growth                         591,608          --          591,608          6             11           591,591
LVIP Wells Fargo Intrinsic Value                 3,173,099          --        3,173,099         --             67         3,173,032
LVIP Wilshire 2010 Profile                         431,011          --          431,011         --              8           431,003
LVIP Wilshire 2020 Profile                         398,321          --          398,321         --              7           398,314
LVIP Wilshire 2030 Profile                       1,225,631          --        1,225,631         --             21         1,225,610
LVIP Wilshire 2040 Profile                         650,178          --          650,178        130             13           650,035
LVIP Wilshire Aggressive Profile                 1,922,594          --        1,922,594         --             31         1,922,563
LVIP Wilshire Conservative Profile               1,762,291          --        1,762,291         --             33         1,762,258
LVIP Wilshire Moderate Profile                   8,583,616       7,361        8,590,977         --            147         8,590,830
LVIP Wilshire Moderately Aggressive Profile      9,823,481         582        9,824,063         --            163         9,823,900
M Fund Brandes International Equity              1,259,551          --        1,259,551         --             24         1,259,527
M Fund Business Opportunity Value                  531,921          --          531,921         --              9           531,912
M Fund Frontier Capital Appreciation               778,906          --          778,906         --             15           778,891
M Fund M Large Cap Growth                          947,097          --          947,097         --             19           947,078
MFS VIT Core Equity                                580,478          --          580,478         --             13           580,465
MFS VIT Growth                                   6,505,782          --        6,505,782         12            143         6,505,627
MFS VIT Total Return                            16,554,533          --       16,554,533      4,892            354        16,549,287
MFS VIT Utilities                               11,990,213       3,054       11,993,267         --            252        11,993,015
NB AMT Mid-Cap Growth                           10,272,318         423       10,272,741         --            219        10,272,522

See accompanying notes.

                                                                                                         MORTALITY &
                                                                                                           EXPENSE
                                                              CONTRACT                      CONTRACT      GUARANTEE
                                                              PURCHASES                   REDEMPTIONS      CHARGES
                                                              DUE FROM                       DUE TO       PAYABLE TO
                                                             THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                            NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                              INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                                     INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY        COMPANY       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
NB AMT Partners                                $ 1,542,926     $    --      $ 1,542,926     $   31           $ 34       $ 1,542,861
NB AMT Regency                                   2,870,626          --        2,870,626         --             58         2,870,568
PIMCO VIT Commodity Real Return
   Administrative Class                            484,038       3,108          487,146         --              7           487,139
Premier VIT OPCAP Managed                          403,751          --          403,751         --              9           403,742
Putnam VT Global Health Care Class IB              396,006          --          396,006      2,313              9           393,684
Putnam VT Growth & Income Class IB                 692,974          --          692,974         --             15           692,959

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

                                                      DIVIDENDS
                                                        FROM       MORTALITY AND         NET
                                                     INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                             INCOME    GUARANTEE CHARGES  INCOME (LOSS)
-------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                         $ 58,285       $ (73,393)       $ (15,108)
AIM V.I. Core Equity                                   207,581         (90,018)         117,563
AIM V.I. Diversified Income                             55,950          (4,434)          51,516
AIM V.I. International Growth                           75,958         (39,119)          36,839
ABVPSF Global Thematic Growth Class A                       --          (7,588)          (7,588)
ABVPSF Growth and Income Class A                       226,085         (39,781)         186,304
ABVPSF International Value Class A                      29,613         (11,876)          17,737
ABVPSF Large Cap Growth Class A                          1,924         (10,362)          (8,438)
ABVPSF Small/Mid Cap Value Class A                      65,367         (43,304)          22,063
American Century VP Inflation Protection               123,206         (45,097)          78,109
American Funds Global Growth Class 2                    94,043         (41,451)          52,592
American Funds Global Small Capitalization Class 2      23,445         (59,937)         (36,492)
American Funds Growth Class 2                          253,363        (281,764)         (28,401)
American Funds Growth-Income Class 2                   478,442        (214,669)         263,773
American Funds International Class 2                   273,740        (125,587)         148,153
BlackRock Global Allocation V.I.                        32,385          (2,502)          29,883
Delaware VIP Diversified Income                        468,005         (57,791)         410,214
Delaware VIP Emerging Markets                          132,969         (78,508)          54,461
Delaware VIP High Yield                                730,108         (70,714)         659,394
Delaware VIP Limited-Term Diversified Income            39,057          (6,520)          32,537
Delaware VIP REIT                                      271,106         (43,505)         227,601
Delaware VIP Small Cap Value                           150,776        (118,653)          32,123
Delaware VIP Trend                                          --         (68,407)         (68,407)
Delaware VIP U.S. Growth                                 1,183          (4,508)          (3,325)
Delaware VIP Value                                     247,797         (53,982)         193,815
DWS VIP Alternative Asset Allocation Plus Class A           --            (111)            (111)
DWS VIP Equity 500 Index Class A                       914,132        (249,890)         664,242
DWS VIP Small Cap Index Class A                         82,382         (35,503)          46,879
Fidelity VIP Asset Manager                              18,161          (6,737)          11,424
Fidelity VIP Contrafund Service Class                  300,322        (165,607)         134,715
Fidelity VIP Equity-Income                              51,870         (18,618)          33,252
Fidelity VIP Equity-Income Service Class                34,883         (12,747)          22,136
Fidelity VIP Growth Service Class                       17,929         (38,076)         (20,147)
Fidelity VIP Growth Opportunities Service Class          3,500          (7,417)          (3,917)
Fidelity VIP High Income Service Class                 141,246         (14,642)         126,604
Fidelity VIP Investment Grade Bond                     233,223         (22,613)         210,610
Fidelity VIP Mid Cap Service Class                      17,950         (17,685)             265
Fidelity VIP Overseas Service Class                     70,149         (23,074)          47,075
FTVIPT Franklin Income Securities                      191,852         (14,986)         176,866
FTVIPT Franklin Small-Mid Cap Growth Securities             --         (22,455)         (22,455)
FTVIPT Mutual Shares Securities                         32,503          (9,155)          23,348
FTVIPT Templeton Foreign Securities                    139,939         (31,369)         108,570
FTVIPT Templeton Foreign Securities Class 2            129,367         (30,366)          99,001
FTVIPT Templeton Global Asset Allocation               142,885         (12,197)         130,688
FTVIPT Templeton Global Bond Securities                431,649         (18,996)         412,653
FTVIPT Templeton Growth Securities                     115,686         (22,903)          92,783
FTVIPT Templeton Growth Securities Class 2              52,889         (12,817)          40,072
Janus Aspen Series Balanced                            267,048         (70,906)         196,142
Janus Aspen Series Balanced Service Shares              39,593         (11,249)          28,344
Janus Aspen Series Enterprise Service Shares                --         (14,199)         (14,199)
Janus Aspen Series Global Technology Service Shares         --         (13,749)         (13,749)
Janus Aspen Series Worldwide                            83,688         (46,620)          37,068
Janus Aspen Series Worldwide Service Shares             15,489          (9,805)           5,684
LVIP Baron Growth Opportunities                             --            (131)            (131)
LVIP Baron Growth Opportunities Service Class               --         (28,643)         (28,643)
LVIP Capital Growth                                         42            (668)            (626)
LVIP Cohen & Steers Global Real Estate                      --          (3,314)          (3,314)

See accompanying notes.

                                                                      DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                        FROM            TOTAL      IN UNREALIZED      (DECREASE)
                                                      NET REALIZED   NET REALIZED    NET REALIZED  APPRECIATION OR    IN NET ASSETS
                                                      GAIN (LOSS)      GAIN ON       GAIN (LOSS)    DEPRECIATION       RESULTING
SUBACCOUNT                                           ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                        $  (712,160)      $     --     $  (712,160)     $ 2,460,491      $ 1,733,223
AIM V.I. Core Equity                                    (404,010)            --        (404,010)       3,081,508        2,795,061
AIM V.I. Diversified Income                              (78,126)            --         (78,126)          82,670           56,060
AIM V.I. International Growth                            (59,305)            --         (59,305)       1,513,128        1,490,662
ABVPSF Global Thematic Growth Class A                    (38,990)            --         (38,990)         486,364          439,786
ABVPSF Growth and Income Class A                        (714,992)            --        (714,992)       1,531,374        1,002,686
ABVPSF International Value Class A                      (355,781)            --        (355,781)         946,791          608,747
ABVPSF Large Cap Growth Class A                          (35,202)            --         (35,202)         467,685          424,045
ABVPSF Small/Mid Cap Value Class A                      (517,933)       255,092        (262,841)       2,446,037        2,205,259
American Century VP Inflation Protection                 (28,003)            --         (28,003)         526,496          576,602
American Funds Global Growth Class 2                    (275,497)            --        (275,497)       2,486,792        2,263,887
American Funds Global Small Capitalization Class 2      (610,566)            --        (610,566)       4,486,471        3,839,413
American Funds Growth Class 2                         (2,228,272)            --      (2,228,272)      14,772,551       12,515,878
American Funds Growth-Income Class 2                  (1,255,524)            --      (1,255,524)       8,926,885        7,935,134
American Funds International Class 2                  (1,007,501)        93,792        (913,709)       7,051,991        6,286,435
BlackRock Global Allocation V.I.                           1,065             --           1,065           13,910           44,858
Delaware VIP Diversified Income                            5,065             --           5,065        1,475,762        1,891,041
Delaware VIP Emerging Markets                           (571,876)       414,334        (157,542)       6,455,216        6,352,135
Delaware VIP High Yield                                 (343,241)            --        (343,241)       3,449,203        3,765,356
Delaware VIP Limited-Term Diversified Income               3,760             --           3,760           86,994          123,291
Delaware VIP REIT                                     (1,471,337)            --      (1,471,337)       2,641,598        1,397,862
Delaware VIP Small Cap Value                            (876,576)            --        (876,576)       5,185,174        4,340,721
Delaware VIP Trend                                      (466,791)            --        (466,791)       4,393,702        3,858,504
Delaware VIP U.S. Growth                                 (37,100)            --         (37,100)         270,023          229,598
Delaware VIP Value                                    (1,059,693)            --      (1,059,693)       2,134,687        1,268,809
DWS VIP Alternative Asset Allocation Plus Class A             14             --              14            1,825            1,728
DWS VIP Equity 500 Index Class A                      (1,122,874)            --      (1,122,874)       8,257,123        7,798,491
DWS VIP Small Cap Index Class A                         (367,101)       308,970         (58,131)       1,167,960        1,156,708
Fidelity VIP Asset Manager                              (181,205)         1,238        (179,967)         363,580          195,037
Fidelity VIP Contrafund Service Class                 (1,705,375)         6,467      (1,698,908)       8,359,816        6,795,623
Fidelity VIP Equity-Income                              (286,678)            --        (286,678)         856,542          603,116
Fidelity VIP Equity-Income Service Class                (443,666)            --        (443,666)         807,406          385,876
Fidelity VIP Growth Service Class                       (199,710)         4,613        (195,097)       1,464,898        1,249,654
Fidelity VIP Growth Opportunities Service Class         (134,093)            --        (134,093)         478,440          340,430
Fidelity VIP High Income Service Class                   (95,880)            --         (95,880)         597,738          628,462
Fidelity VIP Investment Grade Bond                         4,886         10,716          15,602          168,331          394,543
Fidelity VIP Mid Cap Service Class                      (206,178)        16,040        (190,138)       1,182,591          992,718
Fidelity VIP Overseas Service Class                     (254,211)        10,494        (243,717)         977,719          781,077
FTVIPT Franklin Income Securities                        (23,113)            --         (23,113)         561,395          715,148
FTVIPT Franklin Small-Mid Cap Growth Securities         (197,507)            --        (197,507)       1,345,529        1,125,567
FTVIPT Mutual Shares Securities                         (110,875)            --        (110,875)         433,621          346,094
FTVIPT Templeton Foreign Securities                     (277,814)       156,562        (121,252)       1,263,002        1,250,320
FTVIPT Templeton Foreign Securities Class 2             (258,428)       159,595         (98,833)       1,178,358        1,178,526
FTVIPT Templeton Global Asset Allocation                (205,031)        22,186        (182,845)         349,164          297,007
FTVIPT Templeton Global Bond Securities                   30,594             --          30,594           78,603          521,850
FTVIPT Templeton Growth Securities                      (488,084)            --        (488,084)       1,238,328          843,027
FTVIPT Templeton Growth Securities Class 2              (101,695)            --        (101,695)         515,372          453,749
Janus Aspen Series Balanced                              (69,075)       339,501         270,426        1,533,804        2,000,372
Janus Aspen Series Balanced Service Shares                (3,910)        51,373          47,463          239,595          315,402
Janus Aspen Series Enterprise Service Shares            (185,214)            --        (185,214)         849,613          650,200
Janus Aspen Series Global Technology Service Shares      (43,061)            --         (43,061)         782,740          725,930
Janus Aspen Series Worldwide                            (307,463)            --        (307,463)       2,139,256        1,868,861
Janus Aspen Series Worldwide Service Shares              (42,935)            --         (42,935)         422,122          384,871
LVIP Baron Growth Opportunities                           (4,139)            --          (4,139)          11,021            6,751
LVIP Baron Growth Opportunities Service Class           (308,100)            --        (308,100)       1,531,002        1,194,259
LVIP Capital Growth                                      (45,196)            --         (45,196)          87,495           41,673
LVIP Cohen & Steers Global Real Estate                  (142,339)            --        (142,339)         342,134          196,481

                                                       DIVIDENDS
                                                         FROM        MORTALITY AND         NET
                                                      INVESTMENT        EXPENSE         INVESTMENT
SUBACCOUNT                                              INCOME     GUARANTEE CHARGES  INCOME (LOSS)
---------------------------------------------------------------------------------------------------
LVIP Columbia Value Opportunities                     $      600       $    (903)      $     (303)
LVIP Delaware Bond                                     1,479,305        (248,690)       1,230,615
LVIP Delaware Foundation Aggressive Allocation            36,982         (14,175)          22,807
LVIP Delaware Growth and Income                            3,584          (1,968)           1,616
LVIP Delaware Social Awareness                             4,476          (4,642)            (166)
LVIP Delaware Special Opportunities                        3,149          (2,235)             914
LVIP Global Income                                         1,765            (335)           1,430
LVIP Janus Capital Appreciation                           20,905         (17,900)           3,005
LVIP Marsico International Growth                          7,138          (5,367)           1,771
LVIP MFS Value                                            17,895          (9,150)           8,745
LVIP Mid-Cap Value                                         1,414          (1,536)            (122)
LVIP Mondrian International Value                        247,808         (51,457)         196,351
LVIP Money Market                                        111,795        (264,150)        (152,355)
LVIP SSgA Bond Index                                       8,478          (3,318)           5,160
LVIP SSgA Developed International 150                        416            (108)             308
LVIP SSgA Emerging Markets 100                             3,423          (1,317)           2,106
LVIP SSgA International Index                             12,884          (2,720)          10,164
LVIP SSgA Large Cap 100                                    1,299            (856)             443
LVIP SSgA S&P 500 Index                                   28,946         (12,543)          16,403
LVIP SSgA Small-Cap Index                                  2,628          (1,764)             864
LVIP SSgA Small-Mid Cap 200                                  838            (280)             558
LVIP T. Rowe Price Growth Stock                               --          (1,160)          (1,160)
LVIP T. Rowe Price Structured Mid-Cap Growth               1,105          (6,852)          (5,747)
LVIP Templeton Growth                                      3,182            (824)           2,358
LVIP Turner Mid-Cap Growth                                    --          (3,100)          (3,100)
LVIP Wells Fargo Intrinsic Value                          32,831         (20,563)          12,268
LVIP Wilshire 2010 Profile                                 6,576          (2,155)           4,421
LVIP Wilshire 2020 Profile                                 6,158          (1,942)           4,216
LVIP Wilshire 2030 Profile                                17,482          (5,730)          11,752
LVIP Wilshire 2040 Profile                                 7,029          (2,614)           4,415
LVIP Wilshire Aggressive Profile                         102,794          (8,684)          94,110
LVIP Wilshire Conservative Profile                        62,502          (9,920)          52,582
LVIP Wilshire Moderate Profile                           296,242         (38,101)         258,141
LVIP Wilshire Moderately Aggressive Profile              364,025         (46,070)         317,955
M Fund Brandes International Equity                       27,510          (8,122)          19,388
M Fund Business Opportunity Value                          3,526          (2,335)           1,191
M Fund Frontier Capital Appreciation                         298          (4,861)          (4,563)
M Fund M Large Cap Growth                                  5,138          (5,945)            (807)
MFS VIT Core Equity                                        8,455          (4,037)           4,418
MFS VIT Growth                                            18,083         (45,188)         (27,105)
MFS VIT Total Return                                     531,760        (115,164)         416,596
MFS VIT Utilities                                        531,189         (80,798)         450,391
NB AMT Mid-Cap Growth                                         --         (63,244)         (63,244)
NB AMT Partners                                           33,785         (10,785)          23,000
NB AMT Regency                                            44,409         (18,101)          26,308
PIMCO VIT Commodity Real Return Administrative Class      14,925            (660)          14,265
Premier VIT OPCAP Managed                                  8,559          (2,810)           5,749
Putnam VT Global Health Care Class IB                         --          (3,149)          (3,149)
Putnam VT Growth & Income Class IB                        14,627          (4,482)          10,145

See accompanying notes.

                                                                        DIVIDENDS                      NET CHANGE     NET INCREASE
                                                                          FROM           TOTAL       IN UNREALIZED     (DECREASE)
                                                       NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                       GAIN (LOSS)       GAIN ON      GAIN (LOSS)     DEPRECIATION      RESULTING
SUBACCOUNT                                            ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
LVIP Columbia Value Opportunities                       $  (21,234)     $     --      $ (21,234)       $   57,156      $   35,619
LVIP Delaware Bond                                         (35,159)           --        (35,159)        4,280,731       5,476,187
LVIP Delaware Foundation Aggressive Allocation            (163,334)           --       (163,334)          715,784         575,257
LVIP Delaware Growth and Income                            (14,299)           --        (14,299)           87,009          74,326
LVIP Delaware Social Awareness                             (52,753)       33,158        (19,595)          188,794         169,033
LVIP Delaware Special Opportunities                        (35,249)        9,927        (25,322)          138,895         114,487
LVIP Global Income                                              56            --             56             2,331           3,817
LVIP Janus Capital Appreciation                           (123,501)           --       (123,501)          935,946         815,450
LVIP Marsico International Growth                         (164,947)           --       (164,947)          422,574         259,398
LVIP MFS Value                                             (61,552)           --        (61,552)          400,703         347,896
LVIP Mid-Cap Value                                          (9,501)           --         (9,501)          103,423          93,800
LVIP Mondrian International Value                         (599,180)       55,917       (543,263)        1,794,107       1,447,195
LVIP Money Market                                               (2)          468            466                 2        (151,887)
LVIP SSgA Bond Index                                        14,173            --         14,173             6,266          25,599
LVIP SSgA Developed International 150                        4,524            --          4,524               545           5,377
LVIP SSgA Emerging Markets 100                              14,287            --         14,287           142,345         158,738
LVIP SSgA International Index                               71,383            --         71,383            66,411         147,958
LVIP SSgA Large Cap 100                                    (14,541)           --        (14,541)           35,844          21,746
LVIP SSgA S&P 500 Index                                    (30,654)           --        (30,654)          518,818         504,567
LVIP SSgA Small-Cap Index                                  (26,600)          743        (25,857)           96,782          71,789
LVIP SSgA Small-Mid Cap 200                                  2,605            --          2,605            15,623          18,786
LVIP T. Rowe Price Growth Stock                              1,967            --          1,967            72,346          73,153
LVIP T. Rowe Price Structured Mid-Cap Growth               (83,455)           --        (83,455)          465,927         376,725
LVIP Templeton Growth                                       (4,036)           56         (3,980)           37,668          36,046
LVIP Turner Mid-Cap Growth                                  (6,342)           --         (6,342)          191,794         182,352
LVIP Wells Fargo Intrinsic Value                          (226,288)           --       (226,288)          831,323         617,303
LVIP Wilshire 2010 Profile                                  (3,224)        3,628            404            76,831          81,656
LVIP Wilshire 2020 Profile                                     746         4,513          5,259            66,907          76,382
LVIP Wilshire 2030 Profile                                  (6,338)       11,444          5,106           213,605         230,463
LVIP Wilshire 2040 Profile                                  (4,247)        6,325          2,078           114,420         120,913
LVIP Wilshire Aggressive Profile                           (64,912)       81,024         16,112           299,806         410,028
LVIP Wilshire Conservative Profile                            (731)       12,426         11,695           269,589         333,866
LVIP Wilshire Moderate Profile                            (129,954)      121,883         (8,071)        1,328,603       1,578,673
LVIP Wilshire Moderately Aggressive Profile               (369,485)      206,370       (163,115)        1,820,444       1,975,284
M Fund Brandes International Equity                       (411,725)           --       (411,725)          590,499         198,162
M Fund Business Opportunity Value                           (9,385)           --         (9,385)          123,381         115,187
M Fund Frontier Capital Appreciation                      (200,104)           --       (200,104)          458,851         254,184
M Fund M Large Cap Growth                                 (145,768)           --       (145,768)          396,058         249,483
MFS VIT Core Equity                                         (2,864)           --         (2,864)          141,371         142,925
MFS VIT Growth                                            (106,993)           --       (106,993)        1,977,493       1,843,395
MFS VIT Total Return                                      (481,659)           --       (481,659)        2,492,535       2,427,472
MFS VIT Utilities                                         (486,572)           --       (486,572)        2,998,008       2,961,827
NB AMT Mid-Cap Growth                                      (30,130)           --        (30,130)        2,400,141       2,306,767
NB AMT Partners                                           (782,623)      150,076       (632,547)        1,125,664         516,117
NB AMT Regency                                            (288,713)       37,462       (251,251)        1,170,055         945,112
PIMCO VIT Commodity Real Return Administrative Class           260        30,132         30,392            (7,828)         36,829
Premier VIT OPCAP Managed                                  (12,168)          --         (12,168)           83,385          76,966
Putnam VT Global Health Care Class IB                      (32,519)       51,041         18,522            68,474          83,847
Putnam VT Growth & Income Class IB                         (19,355)           --        (19,355)          160,930         151,720

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2009

                                                  AIM V.I.                  AIM V.I.       AIM V.I.
                                                  CAPITAL       AIM V.I.   DIVERSIFIED  INTERNATIONAL
                                                APPRECIATION  CORE EQUITY    INCOME         GROWTH
                                                 SUBACCOUNT    SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                   $15,310,454   $15,834,178   $ 817,731    $ 8,172,517
Changes From Operations:
   - Net investment income (loss)                   (97,967)      192,020      51,254        (17,511)
   - Net realized gain (loss) on investments        (87,637)       60,067     (37,338)       152,633
   - Net change in unrealized appreciation
     or depreciation on investments              (6,434,733)   (4,975,869)   (127,630)    (3,396,103)
                                                -----------   -----------   ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (6,620,337)   (4,723,782)   (113,714)    (3,260,981)
Changes From Unit Transactions:
   - Contract purchases                           1,143,673     1,022,411      35,810        475,757
   - Contract withdrawals                        (1,185,167)   (1,167,674)    (55,624)      (417,777)
   - Contract transfers                             296,408      (470,735)   (148,264)      (565,752)
                                                -----------   -----------   ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 254,914      (615,998)   (168,078)      (507,772)
                                                -----------   -----------   ---------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (6,365,423)   (5,339,780    (281,792)    (3,768,753)
                                                -----------   -----------   ---------    -----------
NET ASSETS AT DECEMBER 31, 2008                   8,945,031    10,494,398     535,939      4,403,764
Changes From Operations:
   - Net investment income (loss)                   (15,108)      117,563      51,516         36,839
   - Net realized gain (loss) on investments       (712,160)     (404,010)    (78,126)       (59,305)
   - Net change in unrealized appreciation
     or depreciation on investments               2,460,491     3,081,508      82,670      1,513,128
                                                -----------   -----------   ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                     1,733,223     2,795,061      56,060      1,490,662
Changes From Unit Transactions:
   - Contract purchases                             990,373       834,299      39,797        325,056
   - Contract withdrawals                        (1,045,468)   (1,238,248)    (80,486)      (433,851)
   - Contract transfers                            (393,304)     (104,470)     30,068        (46,840)
                                                -----------   -----------   ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (448,399)     (508,419)    (10,621)      (155,635)
                                                -----------   -----------   ---------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           1,284,824     2,286,642      45,439      1,335,027
                                                -----------   -----------   ---------    -----------
NET ASSETS AT DECEMBER 31, 2009                 $10,229,855   $12,781,040   $ 581,378    $ 5,738,791
                                                ===========   ===========   =========    ===========

See accompanying notes.


                                                  ABVPSF
                                                  GLOBAL       ABVPSF        ABVPSF       ABVPSF       ABVPSF
                                                 THEMATIC    GROWTH AND  INTERNATIONAL   LARGE CAP    SMALL/MID
                                                  GROWTH       INCOME        VALUE        GROWTH      CAP VALUE
                                                  CLASS A     CLASS A       CLASS A       CLASS A      CLASS A
                                                SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                   $1,558,618  $ 9,180,268   $ 2,774,186   $1,778,335  $ 8,046,435
Changes From Operations:
   - Net investment income (loss)                   (9,263)     103,129        12,146      (11,518)         312
   - Net realized gain (loss) on investments        10,679    1,097,354      (244,263)      (7,663)     576,233
   - Net change in unrealized appreciation
     or depreciation on investments               (768,253)  (4,985,138)   (1,661,242)    (686,393)  (3,543,556)
                                                ----------  -----------   -----------   ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (766,837)  (3,784,655)   (1,893,359)    (705,574)  (2,967,011)
Changes From Unit Transactions:
   - Contract purchases                             78,438      766,655       544,624      156,846      942,524
   - Contract withdrawals                          (89,423)    (420,262)     (147,383)    (136,892)    (478,180)
   - Contract transfers                             73,783     (188,558)      351,097       (9,793)    (206,994)
                                                ----------  -----------   -----------   ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 62,798      157,835       748,338       10,161      257,350
                                                ----------  -----------   -----------   ----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (704,039)  (3,626,820)   (1,145,021)    (695,413)  (2,709,661)
                                                ----------  -----------   -----------   ----------  -----------
NET ASSETS AT DECEMBER 31, 2008                    854,579    5,553,448     1,629,165    1,082,922    5,336,774
Changes From Operations:
   - Net investment income (loss)                   (7,588)     186,304        17,737       (8,438)      22,063
   - Net realized gain (loss) on investments       (38,990)    (714,992)     (355,781)     (35,202)    (262,841)
   - Net change in unrealized appreciation
     or depreciation on investments                486,364    1,531,374       946,791      467,685    2,446,037
                                                ----------  -----------   -----------   ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       439,786    1,002,686       608,747      424,045    2,205,259
Changes From Unit Transactions:
   - Contract purchases                             92,118      443,874       340,062       73,917      450,381
   - Contract withdrawals                          (88,503)    (548,422)     (258,208)    (173,243)    (539,953)
   - Contract transfers                           (165,857)    (473,464)      147,956      304,319     (178,663)
                                                ----------  -----------   -----------   ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (162,242)    (578,012)      229,810      204,993     (268,235)
                                                ----------  -----------   -----------   ----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            277,544      424,674       838,557      629,038    1,937,024
                                                ----------  -----------   -----------   ----------  -----------
NET ASSETS AT DECEMBER 31, 2009                 $1,132,123  $ 5,978,122   $ 2,467,722   $1,711,960  $ 7,273,798
                                                ==========  ===========   ===========   ==========  ===========


                                                                              AMERICAN
                                                                AMERICAN       FUNDS
                                                  AMERICAN        FUNDS        GLOBAL        AMERICAN
                                                  CENTURY        GLOBAL         SMALL         FUNDS
                                                VP INFLATION     GROWTH    CAPITALIZATION     GROWTH
                                                 PROTECTION      CLASS 2       CLASS 2       CLASS 2
                                                 SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                   $ 3,861,973   $ 6,917,535   $13,862,190    $ 57,187,071
Changes From Operations:
   - Net investment income (loss)                   210,536        85,501       (78,946)         44,136
   - Net realized gain (loss) on investments            176       504,284     1,288,889       5,580,413
   - Net change in unrealized appreciation
     or depreciation on investments                (405,441)   (3,635,797)   (8,728,398)    (31,303,109)
                                                -----------   -----------   -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       (194,729)   (3,046,012)   (7,518,455)    (25,678,560)
Changes From Unit Transactions:
   - Contract purchases                             722,786     1,029,950     1,143,156       5,225,198
   - Contract withdrawals                          (282,417)     (304,002)     (700,976)     (3,607,280)
   - Contract transfers                           1,477,174       611,056      (369,266)        704,607
                                                -----------   -----------   -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               1,917,543     1,337,004        72,914       2,322,525
                                                -----------   -----------   -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           1,722,814    (1,709,008)   (7,445,541)    (23,356,035)
                                                -----------   -----------   -----------    ------------
NET ASSETS AT DECEMBER 31, 2008                   5,584,787     5,208,527     6,416,649      33,831,036
Changes From Operations:
   - Net investment income (loss)                    78,109        52,592       (36,492)        (28,401)
   - Net realized gain (loss) on investments        (28,003)     (275,497)     (610,566)     (2,228,272)
   - Net change in unrealized appreciation
     or depreciation on investments                 526,496     2,486,792     4,486,471      14,772,551
                                                -----------   -----------   -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        576,602     2,263,887     3,839,413      12,515,878
Changes From Unit Transactions:
   - Contract purchases                             636,385       846,124       870,372       5,190,623
   - Contract withdrawals                          (545,737)     (425,116)     (569,407)     (3,429,560)
   - Contract transfers                             674,547        65,825       (12,943)     (2,756,435)
                                                -----------   -----------   -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 765,195       486,833       288,022        (995,372)
                                                -----------   -----------   -----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           1,341,797     2,750,720     4,127,435      11,520,506
                                                -----------   -----------   -----------    ------------
NET ASSETS AT DECEMBER 31, 2009                 $ 6,926,584   $ 7,959,247   $10,544,084    $ 45,351,542
                                                ===========   ===========   ===========    ============

                                                    AMERICAN        AMERICAN                       DELAWARE
                                                      FUNDS          FUNDS         BLACKROCK         VIP
                                                  GROWTH-INCOME  INTERNATIONAL      GLOBAL       DIVERSIFIED
                                                     CLASS 2        CLASS 2     ALLOCATION V.I.     INCOME
                                                   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                      $40,071,689   $ 23,832,763      $      --    $  6,846,577
Changes From Operations:
   - Net investment income (loss)                      358,579        272,149              --        229,564
   - Net realized gain (loss) on investments         2,154,664      2,687,608              --         84,822
   - Net change in unrealized appreciation
     or depreciation on investments                (18,390,030)   (13,726,626)             --       (726,394)
                                                   -----------   ------------      ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       (15,876,787)   (10,766,869)             --       (412,008)
Changes From Unit Transactions:
   - Contract purchases                              3,912,072      2,436,094              --        784,214
   - Contract withdrawals                           (2,279,591)    (1,512,969)             --       (432,614)
   - Contract transfers                                649,802      1,349,873              --        300,428
                                                   -----------   ------------      ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                  2,282,283      2,272,998              --        652,028
                                                   -----------   ------------      ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (13,594,504)    (8,493,871)             --        240,020
                                                   -----------   ------------      ----------    -----------
NET ASSETS AT DECEMBER 31, 2008                     26,477,185     15,338,892              --      7,086,597
Changes From Operations:
   - Net investment income (loss)                      263,773        148,153          29,883        410,214
   - Net realized gain (loss) on investments        (1,255,524)      (913,709)          1,065          5,065
   - Net change in unrealized appreciation
     or depreciation on investments                  8,926,885      7,051,991          13,910      1,475,762
                                                   -----------   ------------      ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         7,935,134      6,286,435          44,858      1,891,041
Changes From Unit Transactions:
   - Contract purchases                              4,053,911      1,764,929         248,131        849,086
   - Contract withdrawals                           (2,477,269)    (1,376,614)        (44,591)      (961,962)
   - Contract transfers                             (1,375,890)    (1,000,388)      2,535,776      1,950,379
                                                   -----------   ------------      ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                    200,752       (612,073)      2,739,316      1,837,503
                                                   -----------   ------------      ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              8,135,886      5,674,362       2,784,174      3,728,544
                                                   -----------   ------------      ----------    -----------
NET ASSETS AT DECEMBER 31, 2009                    $34,613,071   $ 21,013,254      $2,784,174    $10,815,141
                                                   ===========   ============      ==========    ===========

See accompanying notes.

                                                                                    DELAWARE
                                                     DELAWARE                          VIP                      DELAWARE
                                                       VIP          DELAWARE      LIMITED-TERM                     VIP
                                                     EMERGING         VIP          DIVERSIFIED    DELAWARE      SMALL CAP
                                                     MARKETS       HIGH YIELD        INCOME       VIP REIT        VALUE
                                                    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                     $ 16,447,354    $ 9,283,539     $  368,549     $ 9,667,991  $22,992,801
Changes From Operations:
   - Net investment income (loss)                      114,871        677,491         23,818         145,728        1,608
   - Net realized gain (loss) on investments         2,089,248       (379,316)        (3,141)      2,446,567    1,189,374
   - Net change in unrealized appreciation
     or depreciation on investments                (10,713,765)    (2,650,961)       (29,321)     (5,804,953)  (7,923,340)
                                                  ------------    -----------     ----------     -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        (8,509,646)    (2,352,786)        (8,644)     (3,212,658)  (6,732,358)
Changes From Unit Transactions:
   - Contract purchases                              1,056,300      1,106,432        167,057         676,326    1,432,651
   - Contract withdrawals                             (599,545)      (945,000)       (30,618)       (570,246)  (1,108,113)
   - Contract transfers                               (249,976)       335,752        323,739        (749,572)  (1,448,464)
                                                  ------------    -----------     ----------     -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                    206,779        497,184        460,178        (643,492)  (1,123,926)
                                                  ------------    -----------     ----------     -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (8,302,867)    (1,855,602)       451,534      (3,856,150)  (7,856,284)
                                                  ------------    -----------     ----------     -----------  -----------
NET ASSETS AT DECEMBER 31, 2008                      8,144,487      7,427,937        820,083       5,811,841   15,136,517
Changes From Operations:
   - Net investment income (loss)                       54,461        659,394         32,537         227,601       32,123
   - Net realized gain (loss) on investments          (157,542)      (343,241)         3,760      (1,471,337)    (876,576)
   - Net change in unrealized appreciation
     or depreciation on investments                  6,455,216      3,449,203         86,994       2,641,598    5,185,174
                                                  ------------    -----------     ----------     -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         6,352,135      3,765,356        123,291       1,397,862    4,340,721
Changes From Unit Transactions:
   - Contract purchases                                878,787        576,959         98,091         561,467      964,984
   - Contract withdrawals                             (814,806)      (764,215)       (38,183)       (502,910)  (1,258,094)
   - Contract transfers                                837,660        603,334        230,792         450,084     (697,188)
                                                  ------------    -----------     ----------     -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                    901,641        416,078        290,700         508,641     (990,298)
                                                  ------------    -----------     ----------     -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              7,253,776      4,181,434        413,991       1,906,503    3,350,423
                                                  ------------    -----------     ----------     -----------  -----------
NET ASSETS AT DECEMBER 31, 2009                   $ 15,398,263    $11,609,371     $1,234,074     $ 7,718,344  $18,486,940
                                                  ============    ===========     ==========     ===========  ===========


                                                                                          DWS VIP
                                                                                        ALTERNATIVE
                                                    DELAWARE    DELAWARE    DELAWARE       ASSET
                                                       VIP      VIP U.S.       VIP       ALLOCATION
                                                      TREND      GROWTH       VALUE     PLUS CLASS A
                                                   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                     $13,165,801  $ 636,671   $12,993,899    $    --
Changes From Operations:
   - Net investment income (loss)                     (82,274)    (4,117)      239,693         --
   - Net realized gain (loss) on investments        1,931,724     (3,303)      223,325         --
   - Net change in unrealized appreciation
     or depreciation on investments                (8,004,999)  (319,355)   (4,859,522)        --
                                                  -----------  ---------   -----------    -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (6,155,549)  (326,775)   (4,396,504)        --
Changes From Unit Transactions:
   - Contract purchases                               917,109    119,479     1,183,122         --
   - Contract withdrawals                            (688,836)   (45,340)     (570,100)        --
   - Contract transfers                              (154,138)    47,937    (1,021,624)        --
                                                  -----------  ---------   -----------    -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                    74,135    122,076      (408,602)        --
                                                  -----------  ---------   -----------    -------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (6,081,414)  (204,699    (4,805,106)        --
                                                  -----------  ---------   -----------    -------
NET ASSETS AT DECEMBER 31, 2008                     7,084,387    431,972     8,188,793         --
Changes From Operations:
   - Net investment income (loss)                     (68,407)    (3,325)      193,815       (111)
   - Net realized gain (loss) on investments         (466,791)   (37,100)   (1,059,693)        14
   - Net change in unrealized appreciation
     or depreciation on investments                 4,393,702    270,023     2,134,687      1,825
                                                  -----------  ---------   -----------    -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        3,858,504    229,598     1,268,809      1,728
Changes From Unit Transactions:
   - Contract purchases                             1,633,576     63,877       633,346     17,972
   - Contract withdrawals                            (801,347)   (39,564)     (562,968)    (1,685)
   - Contract transfers                              (481,576)   288,754      (646,608)    81,856
                                                  -----------  ---------   -----------    -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                   350,653    313,067      (576,230)    98,143
                                                  -----------  ---------   -----------    -------
TOTAL INCREASE (DECREASE) IN NET ASSETS             4,209,157    542,665       692,579     99,871
                                                  -----------  ---------   -----------    -------
NET ASSETS AT DECEMBER 31, 2009                   $11,293,544  $ 974,637   $ 8,881,372    $99,871
                                                  ===========  =========   ===========    =======

                                                 DWS VIP       DWS VIP
                                                EQUITY 500    SMALL CAP                   FIDELITY VIP
                                                  INDEX         INDEX      FIDELITY VIP    CONTRAFUND
                                                 CLASS A       CLASS A    ASSET MANAGER  SERVICE CLASS
                                                SUBACCOUNT   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                  $ 48,654,925  $ 6,589,261   $  885,079    $ 32,647,890
Changes From Operations:
   - Net investment income (loss)                   682,065       48,743       27,666          51,873
   - Net realized gain (loss) on investments         23,116      436,123       72,626         136,041
   - Net change in unrealized appreciation
     or depreciation on investments             (19,186,040)  (2,766,273)    (547,620)    (14,419,529)
                                               ------------  -----------   ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (18,480,859)  (2,281,407)    (447,328)    (14,231,615)
Changes From Unit Transactions:
   - Contract purchases                           3,085,420      568,965       63,206       2,932,230
   - Contract withdrawals                        (2,257,304)    (442,047)     (55,488)     (2,048,790)
   - Contract transfers                            (448,847)    (249,576)     597,665         350,880
                                               ------------  -----------   ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 379,269     (122,658)     605,383       1,234,320
                                               ------------  -----------   ----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (18,101,590)  (2,404,065)     158,055     (12,997,295)
                                               ------------  -----------   ----------    ------------
NET ASSETS AT DECEMBER 31, 2008                  30,553,335    4,185,196    1,043,134      19,650,595
Changes From Operations:
   - Net investment income (loss)                   664,242       46,879       11,424         134,715
   - Net realized gain (loss) on investments     (1,122,874)     (58,131)    (179,967)     (1,698,908)
   - Net change in unrealized appreciation
     or depreciation on investments               8,257,123    1,167,960      363,580       8,359,816
                                               ------------  -----------   ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      7,798,491    1,156,708      195,037       6,795,623
Changes From Unit Transactions:
   - Contract purchases                           2,532,433      449,331       53,664       2,823,194
   - Contract withdrawals                        (2,683,052)    (457,812)     (70,468)     (2,172,387)
   - Contract transfers                          (1,465,636)     164,755     (400,463)       (381,349)
                                               ------------  -----------   ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (1,616,255)     156,274     (417,267)        269,458
                                               ------------  -----------   ----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           6,182,236    1,312,982     (222,230)      7,065,081
                                               ------------  -----------   ----------    ------------
NET ASSETS AT DECEMBER 31, 2009                $ 36,735,571  $ 5,498,178   $  820,904    $ 26,715,676
                                               ============  ===========   ==========    ============

See accompanying notes.

                                                                                             FIDELITY VIP
                                                              FIDELITY VIP    FIDELITY VIP      GROWTH     FIDELITY VIP
                                                FIDELITY VIP  EQUITY-INCOME      GROWTH     OPPORTUNITIES   HIGH INCOME
                                               EQUITY-INCOME  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                 SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                   $ 3,973,942    $ 3,289,268    $ 7,734,571    $ 1,706,800    $1,996,602
Changes From Operations:
   - Net investment income (loss)                    57,822         41,862         (1,566)        (5,474)      135,656
   - Net realized gain (loss) on investments        (65,668)      (194,901)        95,741         (5,750)      (43,868)
   - Net change in unrealized appreciation
     or depreciation on investments              (1,716,730)    (1,311,667)    (3,784,043)    (1,001,439)     (563,774)
                                                -----------    -----------    -----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (1,724,576)    (1,464,706)    (3,689,868)    (1,012,663)     (471,986)
Changes From Unit Transactions:
   - Contract purchases                             194,166        299,538        624,952        167,523        92,568
   - Contract withdrawals                          (190,422)      (132,042)      (473,075)      (102,927)     (113,695)
   - Contract transfers                              18,470       (222,801)        61,772        128,989      (166,091)
                                                -----------    -----------    -----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                  22,214        (55,305)       213,649        193,585      (187,218)
                                                -----------    -----------    -----------    -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (1,702,362)    (1,520,011)    (3,476,219)      (819,078)     (659,204)
                                                -----------    -----------    -----------    -----------    ----------
NET ASSETS AT DECEMBER 31, 2008                   2,271,580      1,769,257      4,258,352        887,722     1,337,398
Changes From Operations:
   - Net investment income (loss)                    33,252         22,136        (20,147)        (3,917)      126,604
   - Net realized gain (loss) on investments       (286,678)      (443,666)      (195,097)      (134,093)      (95,880)
   - Net change in unrealized appreciation
     or depreciation on investments                 856,542        807,406      1,464,898        478,440       597,738
                                                -----------    -----------    -----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        603,116        385,876      1,249,654        340,430       628,462
Changes From Unit Transactions:
   - Contract purchases                             185,443        166,916      1,165,820        128,029        81,186
   - Contract withdrawals                          (392,922)      (313,839)      (390,883)      (123,941)     (142,318)
   - Contract transfers                             (90,418)      (206,268)      (201,842)      (141,192)       93,394
                                                -----------    -----------    -----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (297,897)      (353,191)       573,095       (137,104)       32,262
                                                -----------    -----------    -----------    -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             305,219         32,685      1,822,749        203,326       660,724
                                                -----------    -----------    -----------    -----------    ----------
NET ASSETS AT DECEMBER 31, 2009                 $ 2,576,799    $ 1,801,942    $ 6,081,101    $ 1,091,048    $1,998,122
                                                ===========    ===========    ===========    ===========    ==========

                                                                                             FTVIPT
                                               FIDELITY VIP  FIDELITY VIP   FIDELITY VIP    FRANKLIN
                                                INVESTMENT      MID CAP       OVERSEAS       INCOME
                                                GRADE BOND   SERVICE CLASS  SERVICE CLASS  SECURITIES
                                                SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                   $2,371,676    $ 2,836,774    $ 5,188,561   $1,293,011
Changes From Operations:
   - Net investment income (loss)                   71,668         (6,611)        79,238       70,305
   - Net realized gain (loss) on investments       (43,586)       277,989        353,855     (112,614)
   - Net change in unrealized appreciation
     or depreciation on investments               (149,765)    (1,625,887)    (2,885,233)    (420,821)
                                                ----------    -----------    -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (121,683)    (1,354,509)    (2,452,140)    (463,130)
Changes From Unit Transactions:
   - Contract purchases                            164,226        630,633        566,767      233,547
   - Contract withdrawals                         (177,175)      (154,920)      (264,648)     (82,599)
   - Contract transfers                            164,569        259,748        (65,368)     400,800
                                                ----------    -----------    -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                151,620        735,461        236,751      551,748
                                                ----------    -----------    -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             29,937       (619,048)    (2,215,389)      88,618
                                                ----------    -----------    -----------   ----------
NET ASSETS AT DECEMBER 31, 2008                  2,401,613      2,217,726      2,973,172    1,381,629
Changes From Operations:
   - Net investment income (loss)                  210,610            265         47,075      176,866
   - Net realized gain (loss) on investments        15,602       (190,138)      (243,717)     (23,113)
   - Net change in unrealized appreciation
     or depreciation on investments                168,331      1,182,591        977,719      561,395
                                                ----------    -----------    -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       394,543        992,718        781,077      715,148
Changes From Unit Transactions:
   - Contract purchases                            136,880        509,570        579,682      265,948
   - Contract withdrawals                         (355,418)      (299,552)      (225,911)    (261,178)
   - Contract transfers                            335,964        184,059       (219,653)     669,034
                                                ----------    -----------    -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                117,426        394,077        134,118      673,804
                                                ----------    -----------    -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            511,969      1,386,795        915,195    1,388,952
                                                ----------    -----------    -----------   ----------
NET ASSETS AT DECEMBER 31, 2009                 $2,913,582    $ 3,604,521    $ 3,888,367   $2,770,581
                                                ==========    ===========    ===========   ==========

                                                  FTVIPT
                                                 FRANKLIN                       FTVIPT         FTVIPT
                                               SMALL-MID CAP     FTVIPT       TEMPLETON       TEMPLETON
                                                  GROWTH      MUTUAL SHARES    FOREIGN         FOREIGN
                                                SECURITIES     SECURITIES     SECURITIES  SECURITIES CLASS 2
                                                SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                   $ 3,989,493    $ 1,717,313   $ 5,558,296     $ 6,238,532
Changes From Operations:
   - Net investment income (loss)                   (24,980)        43,742        86,250          80,467
   - Net realized gain (loss) on investments        366,924        (10,697)      342,672         536,048
   - Net change in unrealized appreciation
     or depreciation on investments              (2,155,736)      (769,891)   (3,005,689)     (3,174,183)
                                                -----------    -----------   -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (1,813,792)      (736,846)   (2,576,767)     (2,557,668)
Changes From Unit Transactions:
   - Contract purchases                             451,015        315,732       145,035         322,385
   - Contract withdrawals                          (238,920)       (89,727)     (425,714)       (328,259)
   - Contract transfers                              96,936         61,133       990,053          55,430
                                                -----------    -----------   -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 309,031        287,138       709,374          49,556
                                                -----------    -----------   -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (1,504,761)      (449,708)   (1,867,393)     (2,508,112)
                                                -----------    -----------   -----------     -----------
NET ASSETS AT DECEMBER 31, 2008                   2,484,732      1,267,605     3,690,903       3,730,420
Changes From Operations:
   - Net investment income (loss)                   (22,455)        23,348       108,570          99,001
   - Net realized gain (loss) on investments       (197,507)      (110,875)     (121,252)        (98,833)
   - Net change in unrealized appreciation
     or depreciation on investments               1,345,529        433,621     1,263,002       1,178,358
                                                -----------    -----------   -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      1,125,567        346,094     1,250,320       1,178,526
Changes From Unit Transactions:
   - Contract purchases                             303,171        262,178       149,704         276,086
   - Contract withdrawals                          (353,139)       (90,886)     (505,691)       (365,866)
   - Contract transfers                             316,919        247,115       (23,162)       (424,076)
                                                -----------    -----------   -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 266,951        418,407      (379,149)       (513,856)
                                                -----------    -----------   -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           1,392,518        764,501       871,171         664,670
                                                -----------    -----------   -----------     -----------
NET ASSETS AT DECEMBER 31, 2009                 $ 3,877,250    $ 2,032,106   $ 4,562,074     $ 4,395,090
                                                ===========    ===========   ===========     ===========

See accompanying notes.

                                                                                          FTVIPT
                                                  FTVIPT       FTVIPT       FTVIPT      TEMPLETON
                                                TEMPLETON     TEMPLETON    TEMPLETON      GROWTH    JANUS ASPEN
                                               GLOBAL ASSET  GLOBAL BOND    GROWTH      SECURITIES    SERIES
                                                ALLOCATION   SECURITIES   SECURITIES     CLASS 2     BALANCED
                                                SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT  SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                  $ 3,904,059   $1,328,008   $ 6,001,827  $ 2,407,170  $10,372,705
Changes From Operations:
   - Net investment income (loss)                  325,401       51,881        61,379       17,754      178,714
   - Net realized gain (loss) on investments      (319,840)      46,770       186,849      120,638      666,676
   - Net change in unrealized appreciation
     or depreciation on investments               (615,738)      (1,406)   (2,736,304)  (1,130,798)  (2,593,287)
                                               -----------   ----------   -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (610,177)      97,245    (2,488,076)    (992,406)  (1,747,897)
Changes From Unit Transactions:
   - Contract purchases                            130,101      736,994       420,139      120,624      748,892
   - Contract withdrawals                         (258,691)    (145,064)     (350,103)    (116,397)    (775,006)
   - Contract transfers                         (1,614,864)     147,589      (350,426)    (110,594)    (482,875)
                                               -----------   ----------   -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (1,743,454)     739,519      (280,390)    (106,367)    (508,989)
                                               -----------   ----------   -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (2,353,631)     836,764    (2,768,466)  (1,098,773)  (2,256,886)
                                               -----------   ----------   -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2008                  1,550,428    2,164,772     3,233,361    1,308,397    8,115,819
Changes From Operations:
   - Net investment income (loss)                  130,688      412,653        92,783       40,072      196,142
   - Net realized gain (loss) on investments      (182,845)      30,594      (488,084)    (101,695)     270,426
   - Net change in unrealized appreciation
     or depreciation on investments                349,164       78,603     1,238,328      515,372    1,533,804
                                               -----------   ----------   -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       297,007      521,850       843,027      453,749    2,000,372
Changes From Unit Transactions:
   - Contract purchases                            119,177      458,560       209,599      131,643      699,949
   - Contract withdrawals                         (172,679)    (191,106)     (389,325)    (161,713)    (838,126)
   - Contract transfers                             31,345    1,071,668      (502,002)     168,889     (162,165)
                                               -----------   ----------   -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (22,157)   1,339,122      (681,728)     138,819     (300,342)
                                               -----------   ----------   -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            274,850    1,860,972       161,299      592,568    1,700,030
                                               -----------   ----------   -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2009                $ 1,825,278   $4,025,744   $ 3,394,660  $ 1,900,965  $ 9,815,849
                                               ===========   ==========   ===========  ===========  ===========


                                                JANUS ASPEN      JANUS ASPEN     JANUS ASPEN
                                                   SERIES           SERIES      SERIES GLOBAL   JANUS ASPEN
                                                  BALANCED        ENTERPRISE      TECHNOLOGY       SERIES
                                               SERVICE SHARES   SERVICE SHARES  SERVICE SHARES   WORLDWIDE
                                                 SUBACCOUNT       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                     $1,537,619     $ 2,851,926     $1,609,769     $ 8,293,704
Changes From Operations:
   - Net investment income (loss)                     24,007         (19,482)        (9,181)         30,287
   - Net realized gain (loss) on investments         104,308         159,146        (20,271)        (58,967)
   - Net change in unrealized appreciation
     or depreciation on investments                 (393,129)     (1,637,682)      (677,149)     (3,842,890)
                                                  ----------     -----------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        (264,814)     (1,498,018)      (706,601)     (3,871,570)
Changes From Unit Transactions:
   - Contract purchases                               81,094         160,748        197,868         699,024
   - Contract withdrawals                            (67,995)       (138,477)      (111,676)       (518,609)
   - Contract transfers                                9,245         546,499         20,820         337,819
                                                  ----------     -----------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                   22,344         568,770        107,012         518,234
                                                  ----------     -----------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (242,470)       (929,248)      (599,589)     (3,353,336)
                                                  ----------     -----------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2008                    1,295,149       1,922,678      1,010,180       4,940,368
Changes From Operations:
   - Net investment income (loss)                     28,344         (14,199)       (13,749)         37,068
   - Net realized gain (loss) on investments          47,463        (185,214)       (43,061)       (307,463)
   - Net change in unrealized appreciation
     or depreciation on investments                  239,595         849,613        782,740       2,139,256
                                                  ----------     -----------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         315,402         650,200        725,930       1,868,861
Changes From Unit Transactions:
   - Contract purchases                               68,749          92,735        816,188       1,240,477
   - Contract withdrawals                            (70,666)       (206,493)      (162,483)       (628,994)
   - Contract transfers                               62,598        (452,723)       245,173        (317,891)
                                                  ----------     -----------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                   60,681        (566,481)       898,878         293,592
                                                  ----------     -----------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              376,083          83,719      1,624,808       2,162,453
                                                  ----------     -----------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2009                   $1,671,232     $ 2,006,397     $2,634,988     $ 7,102,821
                                                  ==========     ===========     ==========     ===========

                                                 JANUS ASPEN                         LVIP
                                                   SERIES           LVIP         BARON GROWTH
                                                  WORLDWIDE     BARON GROWTH    OPPORTUNITIES       LVIP
                                               SERVICE SHARES  OPPORTUNITIES    SERVICE CLASS  CAPITAL GROWTH
                                                 SUBACCOUNT      SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
-------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                   $ 1,970,876    $    39,262       $ 6,125,575     $  23,440
Changes From Operations:
   - Net investment income (loss)                     3,711           (321)          (38,270)         (595)
   - Net realized gain (loss) on investments         21,961         (5,354)          255,003        (9,316)
   - Net change in unrealized appreciation
     or depreciation on investments                (888,331)       (12,052)       (2,483,619)      (87,545)
                                                -----------    -----------       -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       (862,659)       (17,727)       (2,266,886)      (97,456)
Changes From Unit Transactions:
   - Contract purchases                              67,843          5,862           427,375         2,388
   - Contract withdrawals                           (59,436)        (4,099)         (331,470)       (2,076)
   - Contract transfers                              21,163         (2,256)         (454,144)      252,682
                                                -----------    -----------       -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                  29,570           (493)         (358,239)      252,994
                                                -----------    -----------       -----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (833,089)       (18,220        (2,625,125)      155,538
                                                -----------    -----------       -----------     ---------
NET ASSETS AT DECEMBER 31, 2008                   1,137,787         21,042         3,500,450       178,978
Changes From Operations:
   - Net investment income (loss)                     5,684           (131)          (28,643)         (626)
   - Net realized gain (loss) on investments        (42,935)        (4,139)         (308,100)      (45,196)
   - Net change in unrealized appreciation
     or depreciation on investments                 422,122         11,021         1,531,002        87,495
                                                -----------    -----------       -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        384,871          6,751         1,194,259        41,673
Changes From Unit Transactions:
   - Contract purchases                              66,827          3,798           385,423         1,356
   - Contract withdrawals                          (141,985)        (2,513)         (393,362)     (213,169)
   - Contract transfers                             (39,476)       (10,101)         (354,246)       25,665
                                                -----------    -----------       -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (114,634)        (8,816)         (362,185)     (186,148)
                                                -----------    -----------       -----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             270,237         (2,065)          832,074      (144,475)
                                                -----------    -----------       -----------     ---------
NET ASSETS AT DECEMBER 31, 2009                 $ 1,408,024    $    18,977       $ 4,332,524     $  34,503
                                                ===========    ===========       ===========     =========

See accompanying notes.

                                                                                                 LVIP
                                                    LVIP                                        DELAWARE       LVIP
                                               COHEN & STEERS    LINCOLN VIPT                  FOUNDATION    DELAWARE
                                                 GLOBAL REAL    COLUMBIA VALUE      LVIP       AGGRESSIVE     GROWTH
                                                   ESTATE        OPPORTUNITIES  DELAWARE BOND  ALLOCATION   AND INCOME
                                                 SUBACCOUNT       SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                    $ 431,723         $   --        $34,379,660   $ 2,346,237  $ 232,853
Changes From Operations:
   - Net investment income (loss)                    5,828              305        1,290,704       138,413      2,707
   - Net realized gain (loss) on investments       (78,452)          22,697         (257,849)      149,257     29,190
   - Net change in unrealized appreciation
     or depreciation on investments               (278,807)         (63,020)      (2,344,531)   (1,202,548)  (158,312)
                                                 ---------         --------      -----------   -----------  ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (351,431)         (40,018)      (1,311,676)     (914,878)  (126,415)
Changes From Unit Transactions:
   - Contract purchases                            274,562            7,095        3,190,912       260,807     55,734
   - Contract withdrawals                          (55,160)          (6,464)      (2,659,145)     (164,184)   (24,797)
   - Contract transfers                            171,912          147,706       (3,213,790)      281,742    123,789
                                                 ---------         --------      -----------   -----------  ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                391,314          148,337       (2,682,023)      378,365    154,726
                                                 ---------         --------      -----------   -----------  ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             39,883          108,319       (3,993,699)     (536,513)    28,311
                                                 ---------         --------      -----------   -----------  ---------
NET ASSETS AT DECEMBER 31, 2008                    471,606          108,319       30,385,961     1,809,724    261,164
Changes From Operations:
   - Net investment income (loss)                   (3,314)            (303)       1,230,615        22,807      1,616
   - Net realized gain (loss) on investments      (142,339)         (21,234)         (35,159)     (163,334)   (14,299)
   - Net change in unrealized appreciation
     or depreciation on investments                342,134           57,156        4,280,731       715,784     87,009
                                                 ---------         --------      -----------   -----------  ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       196,481           35,619        5,476,187       575,257     74,326
Changes From Unit Transactions:
   - Contract purchases                            218,966           23,863        3,809,966       443,441     71,048
   - Contract withdrawals                         (151,338)         (17,763)      (3,899,584)     (185,530)   (31,927)
   - Contract transfers                            156,699          (26,044)         746,840      (110,231)   (13,656)
                                                 ---------         --------      -----------   -----------  ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                224,327          (19,944)         657,222       147,680     25,465
                                                 ---------         --------      -----------   -----------  ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            420,808           15,675        6,133,409       722,937     99,791
                                                 ---------         --------      -----------   -----------  ---------
NET ASSETS AT DECEMBER 31, 2009                  $ 892,414         $123,994      $36,519,370   $ 2,532,661  $ 360,955
                                                 =========         ========      ===========   ===========  =========


                                                 LVIP         LVIP
                                               DELAWARE      DELAWARE                       LVIP
                                                SOCIAL       SPECIAL         LVIP       JANUS CAPITAL
                                               AWARENESS  OPPORTUNITIES  GLOBAL INCOME  APPRECIATION
                                              SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                 $1,112,627    $  36,891      $     --     $ 3,472,128
Changes From Operations:
   - Net investment income (loss)                  1,458        2,649            --            (744)
   - Net realized gain (loss) on investments      72,266       17,236            --          (9,695)
   - Net change in unrealized appreciation
     or depreciation on investments             (416,301)    (137,258)           --      (1,476,319)
                                              ----------    ---------      --------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (342,577)    (117,373)           --      (1,486,758)
Changes From Unit Transactions:
   - Contract purchases                           84,603      196,981            --         396,499
   - Contract withdrawals                        (51,050)     (35,744)           --        (218,777)
   - Contract transfers                         (150,995)     216,012            --          30,605
                                              ----------    ---------      --------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (117,442)     377,249            --         208,327
                                              ----------    ---------      --------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (460,019)     259,876           --       (1,278,431)
                                              ----------    ---------      --------     -----------
NET ASSETS AT DECEMBER 31, 2008                  652,608      296,767            --       2,193,697
Changes From Operations:
   - Net investment income (loss)                   (166)         914         1,430           3,005
   - Net realized gain (loss) on investments     (19,595)     (25,322)           56        (123,501)
   - Net change in unrealized appreciation
     or depreciation on investments              188,794      138,895         2,331         935,946
                                              ----------    ---------      --------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     169,033      114,487         3,817         815,450
Changes From Unit Transactions:
   - Contract purchases                           42,951       87,010        16,478         290,929
   - Contract withdrawals                        (52,855)    (108,554)       (2,054)       (212,293)
   - Contract transfers                          (75,406)     (16,534)       91,027        (145,365)
                                              ----------    ---------      --------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (85,310)     (38,078)      105,451         (66,729)
                                              ----------    ---------      --------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           83,723       76,409       109,268         748,721
                                              ----------    ---------      --------     -----------
NET ASSETS AT DECEMBER 31, 2009               $  736,331    $ 373,176      $109,268     $ 2,942,418
                                              ==========    =========      ========     ===========

                                                    LVIP                                  LVIP
                                                  MARSICO                    LVIP        MONDRIAN
                                               INTERNATIONAL     LVIP       MID-CAP   INTERNATIONAL
                                                  GROWTH      MFS VALUE     VALUE        VALUE
                                                 SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                    $ 340,899    $   59,415  $ 156,424    $12,644,350
Changes From Operations:
   - Net investment income (loss)                    7,131        10,649       (471)       410,425
   - Net realized gain (loss) on investments        36,423       (19,252)   (68,195)       721,235
   - Net change in unrealized appreciation
     or depreciation on investments               (556,433)     (327,128)   (59,641)    (5,636,378)
                                                 ---------    ----------  ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (512,879)     (335,731)  (128,307)    (4,504,718)
Changes From Unit Transactions:
   - Contract purchases                            184,072       340,350    117,775        828,930
   - Contract withdrawals                          (44,555)      (78,039)   (18,353)      (555,499)
   - Contract transfers                            734,298     1,172,691     66,876       (941,586)
                                                 ---------    ----------  ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                873,815     1,435,002    166,298       (668,155)
                                                 ---------    ----------  ---------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            360,936     1,099,271     37,991     (5,172,873)
                                                 ---------    ----------  ---------    -----------
NET ASSETS AT DECEMBER 31, 2008                    701,835     1,158,686    194,415      7,471,477
Changes From Operations:
   - Net investment income (loss)                    1,771         8,745       (122)       196,351
   - Net realized gain (loss) on investments      (164,947)      (61,552)    (9,501)      (543,263)
   - Net change in unrealized appreciation
     or depreciation on investments                422,574       400,703    103,423      1,794,107
                                                 ---------    ----------  ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       259,398       347,896     93,800      1,447,195
Changes From Unit Transactions:
   - Contract purchases                            173,777       292,233     48,101        520,920
   - Contract withdrawals                         (166,951)     (349,085)   (14,524)      (421,671)
   - Contract transfers                            (93,470)        4,299        760       (531,788)
                                                 ---------    ----------  ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (86,644)      (52,553)    34,337       (432,539)
                                                 ---------    ----------  ---------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            172,754       295,343    128,137      1,014,656
                                                 ---------    ----------  ---------    -----------
NET ASSETS AT DECEMBER 31, 2009                  $ 874,589    $1,454,029  $ 322,552    $ 8,486,133
                                                 =========    ==========  =========    ===========

See accompanying notes.

                                                                               LVIP            LVIP           LVIP
                                                                LVIP           SSGA            SSGA           SSGA
                                                   LVIP         SSGA         DEVELOPED       EMERGING    INTERNATIONAL
                                               MONEY MARKET  BOND INDEX  INTERNATIONAL 150  MARKETS 100      INDEX
                                                SUBACCOUNT   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                  $ 28,966,948   $     --        $    --        $     --      $   --
Changes From Operations:
   - Net investment income (loss)                   499,153      1,037             --             107           106
   - Net realized gain (loss) on investments            116        407             --              22          (140)
   - Net change in unrealized appreciation
     or depreciation on investments                       2      7,272             --           1,634        (9,581)
                                               ------------   --------        -------        --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        499,271      8,716             --           1,763        (9,615)
Changes From Unit Transactions:
   - Contract purchases                          22,910,011     12,422             --              --            --
   - Contract withdrawals                        (5,953,701)    (3,674)            --            (274)         (309)
   - Contract transfers                          (9,696,860)   175,452             --          14,949        28,211
                                               ------------   --------        -------        --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               7,259,450    184,200             --          14,675        27,902
                                               ------------   --------        -------        --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS           7,758,721    192,916             --          16,438        18,287
                                               ------------   --------        -------        --------      --------
NET ASSETS AT DECEMBER 31, 2008                  36,725,669    192,916             --          16,438        18,287
Changes From Operations:
   - Net investment income (loss)                  (152,355)     5,160            308           2,106        10,164
   - Net realized gain (loss) on investments            466     14,173          4,524          14,287        71,383
   - Net change in unrealized appreciation
     or depreciation on investments                       2      6,266            545         142,345        66,411
                                               ------------   --------        -------        --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       (151,887)    25,599          5,377         158,738       147,958
Changes From Unit Transactions:
   - Contract purchases                          23,326,792     69,854            443          12,377        41,941
   - Contract withdrawals                        (7,593,627)   (44,861)        (1,128)        (24,647)      (20,551)
   - Contract transfers                         (14,135,747)   269,926          6,870         474,423       198,502
                                               ------------   --------        -------        --------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               1,597,418    294,919          6,185         462,153       219,892
                                               ------------   --------        -------        --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS           1,445,531    320,518         11,562         620,891       367,850
                                               ------------   --------        -------        --------      --------
NET ASSETS AT DECEMBER 31, 2009                $ 38,171,200   $513,434        $11,562        $637,329      $386,137
                                               ============   ========        =======        ========      ========

                                                                 LVIP        LVIP        LVIP
                                                   LVIP          SSGA        SSGA        SSGA
                                                   SSGA         S&P 500    SMALL-CAP   SMALL-MID
                                               LARGE CAP 100     INDEX       INDEX      CAP 200
                                                SUBACCOUNT    SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                     $     --    $  728,387   $116,683    $    --
Changes From Operations:
   - Net investment income (loss)                      339        47,885      1,244        111
   - Net realized gain (loss) on investments          (424)     (276,496)     8,141        (95)
   - Net change in unrealized appreciation
     or depreciation on investments                (28,996)     (408,511)   (95,553)    (8,019)
                                                  --------    ----------   --------    -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       (29,081)     (637,122)   (86,168)    (8,003)
Changes From Unit Transactions:
   - Contract purchases                                  1       475,635     86,456          1
   - Contract withdrawals                           (1,797)      (97,774)   (13,296)      (346)
   - Contract transfers                            120,130       905,804     89,847     28,211
                                                  --------    ----------   --------    -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                118,334     1,283,665    163,007     27,866
                                                  --------    ----------   --------    -------
TOTAL INCREASE (DECREASE) IN NET ASSETS             89,253       646,543     76,839     19,863
                                                  --------    ----------   --------    -------
NET ASSETS AT DECEMBER 31, 2008                     89,253     1,374,930    193,522     19,863
Changes From Operations:
   - Net investment income (loss)                      443        16,403        864        558
   - Net realized gain (loss) on investments       (14,541)      (30,654)   (25,857)     2,605
   - Net change in unrealized appreciation
     or depreciation on investments                 35,844       518,818     96,782     15,623
                                                  --------    ----------   --------    -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        21,746       504,567     71,789     18,786
Changes From Unit Transactions:
   - Contract purchases                              7,052       474,724     96,999     19,068
   - Contract withdrawals                          (19,237)     (198,027)   (21,980)    (3,384)
   - Contract transfers                             16,762       723,468     58,768     (1,833)
                                                  --------    ----------   --------    -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                  4,577     1,000,165    133,787     13,851
                                                  --------    ----------   --------    -------
TOTAL INCREASE (DECREASE) IN NET ASSETS             26,323     1,504,732    205,576     32,637
                                                  --------    ----------   --------    -------
NET ASSETS AT DECEMBER 31, 2009                   $115,576    $2,879,662   $399,098    $52,500
                                                  ========    ==========   ========    =======

                                                                 LVIP
                                                             T. ROWE PRICE                 LVIP
                                                  LVIP        STRUCTURED       LVIP       TURNER
                                              T. ROWE PRICE    MID-CAP       TEMPLETON    MID-CAP
                                              GROWTH STOCK      GROWTH        GROWTH      GROWTH
                                               SUBACCOUNT     SUBACCOUNT    SUBACCOUNT  SUBACCOUNT
--------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                   $ 25,646      $1,343,702    $ 24,742    $ 166,288
Changes From Operations:
   - Net investment income (loss)                   (212)         (8,366)      1,668       (1,249)
   - Net realized gain (loss) on investments      (5,916)       (116,225)      1,874      (29,107)
   - Net change in unrealized appreciation
     or depreciation on investments              (43,583)       (528,030)    (38,130)     (95,705)
                                                --------      ----------    --------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (49,711)       (652,621)    (34,588)    (126,061)
Changes From Unit Transactions:
   - Contract purchases                           29,336         112,259      31,222       89,612
   - Contract withdrawals                         (7,551)        (57,267)     (7,713)     (20,594)
   - Contract transfers                           78,542          22,727      68,750      179,611
                                                --------      ----------    --------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              100,327          77,719      92,259      248,629
                                                --------      ----------    --------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS           50,616        (574,902)     57,671      122,568
                                                --------      ----------    --------    ---------
NET ASSETS AT DECEMBER 31, 2008                   76,262         768,800      82,413      288,856
Changes From Operations:
   - Net investment income (loss)                 (1,160)         (5,747)      2,358       (3,100)
   - Net realized gain (loss) on investments       1,967         (83,455)     (3,980)      (6,342)
   - Net change in unrealized appreciation
     or depreciation on investments               72,346         465,927      37,668      191,794
                                                --------      ----------    --------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      73,153         376,725      36,046      182,352
Changes From Unit Transactions:
   - Contract purchases                           22,751          76,475      32,472       64,665
   - Contract withdrawals                         (9,949)        (59,186)    (10,612)     (37,896)
   - Contract transfers                           83,262         185,841      58,681       93,614
                                                --------      ----------    --------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               96,064         203,130      80,541      120,383
                                                --------      ----------    --------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS          169,217         579,855     116,587      302,735
                                                --------      ----------    --------    ---------
NET ASSETS AT DECEMBER 31, 2009                 $245,479      $1,348,655    $199,000    $ 591,591
                                                ========      ==========    ========    =========

See accompanying notes.



                                                   LVIP            LVIP          LVIP          LVIP          LVIP
                                                WELLS FARGO      WILSHIRE      WILSHIRE      WILSHIRE      WILSHIRE
                                              INTRINSIC VALUE  2010 PROFILE  2020 PROFILE  2030 PROFILE  2040 PROFILE
                                                SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                   $ 4,010,177      $     --      $ 36,414    $  199,726      $ 22,864
Changes From Operations:
   - Net investment income (loss)                    26,481         1,940           948         2,238           148
   - Net realized gain (loss) on investments        173,493        (4,653)         (222)       (1,995)         (944)
   - Net change in unrealized appreciation
     or depreciation on investments              (1,827,997)      (26,085)      (20,941)     (163,902)      (16,923)
                                                -----------      --------      --------    ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (1,628,023)      (28,798)      (20,215)     (163,659)      (17,719)
Changes From Unit Transactions:
   - Contract purchases                             398,017         5,285        45,474        45,555        37,681
   - Contract withdrawals                          (321,660)       (2,111)       (8,089)      (22,326)       (8,401)
   - Contract transfers                              89,978       138,145        32,404       402,446        52,032
                                                -----------      --------      --------    ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 166,335       141,319        69,789       425,675        81,312
                                                -----------      --------      --------    ----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (1,461,688)      112,521        49,574       262,016        63,593
                                                -----------      --------      --------    ----------      --------
NET ASSETS AT DECEMBER 31, 2008                   2,548,489       112,521        85,988       461,742        86,457
Changes From Operations:
   - Net investment income (loss)                    12,268         4,421         4,216        11,752         4,415
   - Net realized gain (loss) on investments       (226,288)          404         5,259         5,106         2,078
   - Net change in unrealized appreciation
     or depreciation on investments                 831,323        76,831        66,907       213,605       114,420
                                                -----------      --------      --------    ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        617,303        81,656        76,382       230,463       120,913
Changes From Unit Transactions:
   - Contract purchases                             353,111        58,105        90,972       128,548        43,006
   - Contract withdrawals                          (221,837)      (23,376)      (25,263)      (64,792)      (44,609)
   - Contract transfers                            (124,034)      202,097       170,235       469,649       444,268
                                                -----------      --------      --------    ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                   7,240       236,826       235,944       533,405       442,665
                                                -----------      --------      --------    ----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             624,543       318,482       312,326       763,868       563,578
                                                -----------      --------      --------    ----------      --------
NET ASSETS AT DECEMBER 31, 2009                 $ 3,173,032      $431,003      $398,314    $1,225,610      $650,035
                                                ===========      ========      ========    ==========      ========

                                                                                           LVIP
                                                                LVIP          LVIP       WILSHIRE
                                                LVIP          WILSHIRE      WILSHIRE    MODERATELY
                                             WILSHIRE       CONSERVATIVE    MODERATE    AGGRESSIVE
                                         AGGRESSIVE PROFILE    PROFILE       PROFILE     PROFILE
                                             SUBACCOUNT      SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                 $ 1,118,812   $  615,005   $ 3,900,961  $ 2,825,311
Changes From Operations:
   - Net investment income (loss)                   1,412       10,737        81,280       43,007
   - Net realized gain (loss) on investments       24,949       10,610        36,821       60,906
   - Net change in unrealized appreciation
     or depreciation on investments              (821,146)    (161,187)   (1,526,652)  (2,942,834)
                                              -----------   ----------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (794,785)    (139,840)   (1,408,551)  (2,838,921)
Changes From Unit Transactions:
   - Contract purchases                           985,794       64,758     1,873,709    1,996,555
   - Contract withdrawals                        (151,333)     (37,073)     (459,137)    (615,967)
   - Contract transfers                           218,333      214,707     1,077,895    4,925,027
                                              -----------   ----------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             1,052,794      242,392     2,492,467    6,305,615
                                              -----------   ----------   -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           258,009      102,552     1,083,916    3,466,694
                                              -----------   ----------   -----------  -----------
NET ASSETS AT DECEMBER 31, 2008                 1,376,821      717,557     4,984,877    6,292,005
Changes From Operations:
   - Net investment income (loss)                  94,110       52,582       258,141      317,955
   - Net realized gain (loss) on investments       16,112       11,695        (8,071)    (163,115)
   - Net change in unrealized appreciation
     or depreciation on investments               299,806      269,589     1,328,603    1,820,444
                                              -----------   ----------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      410,028      333,866     1,578,673    1,975,284
Changes From Unit Transactions:
   - Contract purchases                           152,664      170,608     1,731,716    1,822,098
   - Contract withdrawals                        (128,213)     (90,009)     (804,215)    (612,644)
   - Contract transfers                           111,263      630,236     1,099,779      347,157
                                              -----------   ----------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               135,714      710,835     2,027,280    1,556,611
                                              -----------   ----------   -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           545,742    1,044,701     3,605,953    3,531,895
                                              -----------   ----------   -----------  -----------
NET ASSETS AT DECEMBER 31, 2009               $ 1,922,563   $1,762,258   $ 8,590,830  $ 9,823,900
                                              ===========   ==========   ===========  ===========

                                                  M FUND       M FUND        M FUND
                                                 BRANDES      BUSINESS      FRONTIER      M FUND
                                              INTERNATIONAL  OPPORTUNITY    CAPITAL     M LARGE CAP
                                                  EQUITY        VALUE     APPRECIATION    GROWTH
                                                SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                  $2,225,907     $ 228,147    $1,227,363   $1,138,627
Changes From Operations:
   - Net investment income (loss)                  52,395        (1,239)       (6,659)      (7,354)
   - Net realized gain (loss) on investments       92,137         4,571        17,691       23,921
   - Net change in unrealized appreciation
     or depreciation on investments              (953,064)     (106,963)     (514,524)    (695,958)
                                               ----------     ---------    ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (808,532)     (103,631)     (503,492)    (679,391)
Changes From Unit Transactions:
   - Contract purchases                           259,114        81,821       147,828      126,197
   - Contract withdrawals                         (98,983)      (15,965)      (48,563)     (42,120)
   - Contract transfers                          (230,666)       35,720       (19,288)     294,543
                                               ----------     ---------    ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (70,535)      101,576        79,977      378,620
                                               ----------     ---------    ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (879,067)       (2,055)     (423,515)    (300,771)
                                               ----------     ---------    ----------   ----------
NET ASSETS AT DECEMBER 31, 2008                 1,346,840       226,092       803,848      837,856
Changes From Operations:
   - Net investment income (loss)                  19,388         1,191        (4,563)        (807)
   - Net realized gain (loss) on investments     (411,725)       (9,385)     (200,104)    (145,768)
   - Net change in unrealized appreciation
     or depreciation on investments               590,499       123,381       458,851      396,058
                                               ----------     ---------    ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      198,162       115,187       254,184      249,483
Changes From Unit Transactions:
   - Contract purchases                           133,060        62,513        49,687       57,762
   - Contract withdrawals                         (95,457)      (26,638)      (38,571)     (34,579)
   - Contract transfers                          (323,078)      154,758      (290,257)    (163,444)
                                               ----------     ---------    ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (285,475)      190,633      (279,141)    (140,261)
                                               ----------     ---------    ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (87,313)      305,820       (24,957)     109,222
                                               ----------     ---------    ----------   ----------
NET ASSETS AT DECEMBER 31, 2009                $1,259,527     $ 531,912    $  778,891   $  947,078
                                               ==========     =========    ==========   ==========

See accompanying notes.



                                                                                                      NB AMT
                                                MFS VIT       MFS VIT      MFS VIT        MFS VIT     MID-CAP
                                              CORE EQUITY     GROWTH    TOTAL RETURN     UTILITIES    GROWTH
                                              SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT  SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                  $ 779,912   $ 8,464,685   $19,003,484   $16,697,622  $12,834,285
Changes From Operations:
   - Net investment income (loss)                    (95)      (39,530)      385,847       102,399      (78,416)
   - Net realized gain (loss) on investments       4,181        99,804       875,450     2,548,809      212,520
   - Net change in unrealized appreciation
     or depreciation on investments             (313,822)   (3,114,212)   (5,477,577)   (8,858,782)  (5,652,834)
                                               ---------   -----------   -----------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (309,736)   (3,053,938)   (4,216,280)   (6,207,574)  (5,518,730)
Changes From Unit Transactions:
   - Contract purchases                           34,809       547,156     1,177,411       995,329      986,530
   - Contract withdrawals                        (42,992)     (589,536)   (1,243,098)     (912,806)    (742,572)
   - Contract transfers                           21,512      (394,255)     (754,822)     (499,938)    (394,145)
                                               ---------   -----------   -----------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               13,329      (436,635)     (820,509)     (417,415)    (150,187)
                                               ---------   -----------   -----------   -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (296,407)   (3,490,573)   (5,036,789)   (6,624,989)  (5,668,917)
                                               ---------   -----------   -----------   -----------  -----------
NET ASSETS AT DECEMBER 31, 2008                  483,505     4,974,112    13,966,695    10,072,633    7,165,368
Changes From Operations:
   - Net investment income (loss)                  4,418       (27,105)      416,596       450,391      (63,244)
   - Net realized gain (loss) on investments      (2,864)     (106,993)     (481,659)     (486,572)     (30,130)
   - Net change in unrealized appreciation
     or depreciation on investments              141,371     1,977,493     2,492,535     2,998,008    2,400,141
                                               ---------   -----------   -----------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     142,925     1,843,395     2,427,472     2,961,827    2,306,767
Changes From Unit Transactions:
   - Contract purchases                           22,654       465,986     1,050,180       698,359    1,745,555
   - Contract withdrawals                       (110,762)     (682,616)   (1,359,963)     (893,825)    (904,750)
   - Contract transfers                           42,143       (95,250)      464,903      (845,979)     (40,418)
                                               ---------   -----------   -----------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (45,965)     (311,880)      155,120    (1,041,445)     800,387
                                               ---------   -----------   -----------   -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           96,960     1,531,515     2,582,592     1,920,382    3,107,154
                                               ---------   -----------   -----------   -----------  -----------
NET ASSETS AT DECEMBER 31, 2009                $ 580,465   $ 6,505,627   $16,549,287   $11,993,015  $10,272,522
                                               =========   ===========   ===========   ===========  ===========

                                                                          PIMCO VIT
                                                                          COMMODITY
                                                                          REAL RETURN    PREMIER VIT
                                                  NB AMT      NB AMT    ADMINISTRATIVE  OPCAP GLOBAL
                                                PARTNERS     REGENCY       CLASS           EQUITY
                                               SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                 $ 3,064,266  $ 4,613,432     $     --      $ 482,481
Changes From Operations:
   - Net investment income (loss)                  (6,207)      16,798           --          6,315
   - Net realized gain (loss) on investments      394,410        3,551           --        (34,027)
   - Net change in unrealized appreciation
     or depreciation on investments            (2,016,332)  (1,929,169)          --          2,970
                                              -----------  -----------     --------      ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (1,628,129)  (1,908,820)          --        (24,742)
Changes From Unit Transactions:
   - Contract purchases                           133,289      337,301           --             10
   - Contract withdrawals                        (133,073)    (185,228)          --         (1,860)
   - Contract transfers                           125,651     (604,259)          --       (455,889)
                                              -----------  -----------     --------      ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               125,867     (452,186)          --       (457,739)
                                              -----------  -----------     --------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS        (1,502,262   (2,361,006)          --       (482,481)
                                              -----------  -----------     --------      ---------
NET ASSETS AT DECEMBER 31, 2008                 1,562,004    2,252,426           --             --
Changes From Operations:
   - Net investment income (loss)                  23,000       26,308       14,265             --
   - Net realized gain (loss) on investments     (632,547)    (251,251)      30,392             --
   - Net change in unrealized appreciation
     or depreciation on investments             1,125,664    1,170,055       (7,828)            --
                                              -----------  -----------     --------      ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      516,117      945,112       36,829             --
Changes From Unit Transactions:
   - Contract purchases                            67,450      178,772      111,917             --
   - Contract withdrawals                        (108,658)    (226,276)     (13,893)            --
   - Contract transfers                          (494,052)    (279,466)     352,286             --
                                              -----------  -----------     --------      ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (535,260)    (326,970)     450,310             --
                                              -----------  -----------     --------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (19,143)     618,142      487,139             --
                                              -----------  -----------     --------      ---------
NET ASSETS AT DECEMBER 31, 2009               $ 1,542,861  $ 2,870,568     $487,139      $      --
                                              ===========  ===========     ========      =========

                                                            PUTNAM VT    PUTNAM VT
                                              PREMIER VIT    GLOBAL      GROWTH &
                                                 OPCAP     HEALTH CARE    INCOME
                                                MANAGED     CLASS IB     CLASS IB
                                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                  $ 597,247    $ 892,386   $ 657,604
Changes From Operations:
   - Net investment income (loss)                 11,192       (3,952)      6,586
   - Net realized gain (loss) on investments      12,127       (5,190)     64,600
   - Net change in unrealized appreciation
     or depreciation on investments             (177,909)    (107,371)   (311,287)
                                               ---------    ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (154,590)    (116,513)   (240,101)
Changes From Unit Transactions:
   - Contract purchases                           22,279       21,847      33,746
   - Contract withdrawals                        (89,752)    (382,049)    (25,922)
   - Contract transfers                          (49,119)     (55,406)    (55,822)
                                               ---------    ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS             (116,592)    (415,608)    (47,998)
                                               ---------    ---------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (271,182)    (532,121)   (288,099)
                                               ---------    ---------   ---------
NET ASSETS AT DECEMBER 31, 2008                  326,065      360,265     369,505
Changes From Operations:
   - Net investment income (loss)                  5,749       (3,149)     10,145
   - Net realized gain (loss) on investments     (12,168)      18,522     (19,355)
   - Net change in unrealized appreciation
     or depreciation on investments               83,385       68,474     160,930
                                               ---------    ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      76,966       83,847     151,720
Changes From Unit Transactions:
   - Contract purchases                           27,244       21,629      39,459
   - Contract withdrawals                        (21,223)     (23,117)    (31,664)
   - Contract transfers                           (5,310)     (48,940)    163,939
                                               ---------    ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                  711      (50,428)    171,734
                                               ---------    ---------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS           77,677       33,419     323,454
                                               ---------    ---------   ---------
NET ASSETS AT DECEMBER 31, 2009                $ 403,742    $ 393,684   $ 692,959
                                               =========    =========   =========

See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account R (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 18, 1998, are part of the operations of Lincoln Life. The Variable Account consists of ten products which are listed below.

   -  Lincoln SVUL
   -  Lincoln SVUL-I
   -  Lincoln SVUL-II
   -  Lincoln SVUL-III
   -  Lincoln SVUL-IV
   -  Lincoln SVUL(ONE)
   -  Lincoln Momentum SVUL(ONE)
   -  Lincoln SVUL(ONE) 2007
   -  Lincoln Momentum SVUL(ONE) 2007
   -  Lincoln PreservationEdge SVUL

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred six mutual funds (the Funds) of seventeen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (AIM V.I.):
   AIM V.I. Capital Appreciation Fund (Series I)
   AIM V.I. Core Equity Fund (Series I)
   AIM V.I. Diversified Income Fund (Series I)
   AIM V.I. International Growth Fund (Series I)

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Thematic Growth Portfolio (Class A)
   ABVPSF Growth and Income Portfolio (Class A)
   ABVPSF International Value Portfolio (Class A)
   ABVPSF Large Cap Growth Portfolio (Class A)
   ABVPSF Small/Mid Cap Value Portfolio (Class A)

American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Inflation Protection (Class 1)

American Funds Insurance Series (American Funds):
   American Funds Global Growth Fund (Class 2)
   American Funds Global Small Capitalization Fund (Class 2)
   American Funds Growth Fund (Class 2)
   American Funds Growth-Income Fund (Class 2)
   American Funds International Fund (Class 2)

BlackRock Variable Series Funds, Inc. (BlackRock):
   BlackRock Global Allocation V.I. Fund (Class I)

Delaware VIP Trust (Delaware VIP)*:
     Delaware VIP Diversified Income Series (Standard Class)
     Delaware VIP Emerging Markets Series (Standard Class)
     Delaware VIP High Yield Series (Standard Class)
     Delaware VIP Limited-Term Diversified Income Series (Standard Class) Delaware VIP REIT Series (Standard Class)
     Delaware VIP Small Cap Value Series (Standard Class)
     Delaware VIP Trend Series (Standard Class)
     Delaware VIP U.S. Growth Series (Standard Class)
     Delaware VIP Value Series (Standard Class)

DWS Scudder VIP Funds (DWS VIP):
     DWS VIP Alternative Asset Allocation Plus Fund (Class A)
     DWS VIP Equity 500 Index Fund (Class A)
     DWS VIP Small Cap Index Fund (Class A)

Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Asset Manager Portfolio
   Fidelity VIP Contrafund Portfolio (Service Class)
   Fidelity VIP Equity-Income Portfolio
   Fidelity VIP Equity-Income Portfolio (Service Class)
   Fidelity VIP Growth Portfolio (Service Class)
   Fidelity VIP Growth Opportunities Portfolio (Service Class)
   Fidelity VIP High Income Portfolio (Service Class)
   Fidelity VIP Investment Grade Bond Portfolio
   Fidelity VIP Mid Cap Portfolio (Service Class)
   Fidelity VIP Overseas Portfolio (Service Class)

Franklin Templeton Variable Insurance Products Trust (FTVIPT):

   FTVIPT Franklin Income Securities Fund (Class 1)
   FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class 1)
   FTVIPT Mutual Shares Securities Fund (Class 1)
   FTVIPT Templeton Foreign Securities Fund (Class 1)
   FTVIPT Templeton Foreign Securities Fund (Class 2)

   FTVIPT Templeton Global Asset Allocation Fund (Class 1)
   FTVIPT Templeton Global Bond Securities Fund (Class 1)
   FTVIPT Templeton Growth Securities Fund (Class 1)
   FTVIPT Templeton Growth Securities Fund (Class 2)

Janus Aspen Series:
   Janus Aspen Series Balanced Portfolio
   Janus Aspen Series Balanced Portfolio (Service Shares)
   Janus Aspen Series Enterprise Portfolio (Service Shares)
   Janus Aspen Series Global Technology Portfolio (Service Shares) Janus Aspen Series Worldwide Portfolio
   Janus Aspen Series Worldwide Portfolio (Service Shares)

Lincoln Variable Insurance Products Trust (LVIP)*:
   LVIP Baron Growth Opportunities Fund
   LVIP Baron Growth Opportunities Service Class Fund
   LVIP Capital Growth Fund
   LVIP Cohen & Steers Global Real Estate Fund
   LVIP Columbia Value Opportunities Fund
   LVIP Delaware Bond Fund
   LVIP Delaware Foundation Aggressive Allocation Fund
   LVIP Delaware Growth and Income Fund
   LVIP Delaware Social Awareness Fund
   LVIP Delaware Special Opportunities Fund
   LVIP Global Income Fund
   LVIP Janus Capital Appreciation Fund
   LVIP Marsico International Growth Fund
   LVIP MFS Value Fund
   LVIP Mid-Cap Value Fund
   LVIP Mondrian International Value Fund
   LVIP Money Market Fund
   LVIP SSgA Bond Index Fund
   LVIP SSgA Developed International 150 Fund
   LVIP SSgA Emerging Markets 100 Fund
   LVIP SSgA International Index Fund
   LVIP SSgA Large Cap 100 Fund
   LVIP SSgA S&P 500 Index Fund
   LVIP SSgA Small-Cap Index Fund
   LVIP SSgA Small-Mid Cap 200 Fund
   LVIP T. Rowe Price Growth Stock Fund
   LVIP T. Rowe Price Structured Mid-Cap Growth Fund
   LVIP Templeton Growth Fund
   LVIP Turner Mid-Cap Growth Fund
   LVIP Wells Fargo Intrinsic Value Fund
   LVIP Wilshire 2010 Profile Fund
   LVIP Wilshire 2020 Profile Fund
   LVIP Wilshire 2030 Profile Fund
   LVIP Wilshire 2040 Profile Fund
   LVIP Wilshire Aggressive Profile Fund
   LVIP Wilshire Conservative Profile Fund
   LVIP Wilshire Moderate Profile Fund
   LVIP Wilshire Moderately Aggressive Profile Fund

M Fund, Inc. (M Fund):
   M Fund Brandes International Equity Fund
   M Fund Business Opportunity Value Fund
   M Fund Frontier Capital Appreciation Fund
   M Fund M Large Cap Growth Fund

MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Core Equity Series (Initial Class)
   MFS VIT Growth Series (Initial Class)
   MFS VIT Total Return Series (Initial Class)
   MFS VIT Utilities Series (Initial Class)

Neuberger Berman Advisers Management Trust (NB AMT):
   NB AMT Mid-Cap Growth Portfolio (I Class)
   NB AMT Partners Portfolio (I Class)
   NB AMT Regency Portfolio (I Class)

PIMCO Variable Insurance Trust (PIMCO VIT):
   PIMCO VIT Commodity Real Return Fund (Administrative Class)

Premier Variable Insurance Trust (Premier VIT):
   Premier VIT OPCAP Managed Portfolio

Putnam Variable Trust (Putnam VT):
   Putnam VT Global Health Care Fund (Class IB)
   Putnam VT Growth & Income Fund (Class IB)

*    Denotes an affiliate of the Company.

As of December 31, 2009, Delaware VIP Trust was an affiliate of the Company. On January 4, 2010, Lincoln National Corporation (the parent of the Company) sold Delaware Management Holdings Inc. and its subsidiaries, including Delaware Management Company, which is the investment advisor for the Delaware VIP Trust funds.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2009. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the FASB ASC (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

INVESTMENT FUND CHANGES: During 2008, the LVIP SSgA Bond Index Fund, the LVIP SSgA Developed International 150 Fund, the LVIP SSgA Emerging Markets 100 Fund, the LVIP SSgA International Index Fund, the LVIP SSgA Large Cap 100 Fund and the LVIP SSgA Small-Mid Cap 200 Fund became available as investment options for account contract owners. Accordingly, the 2008 statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2008.

During 2008, the LVIP Value Opportunities Fund changed its name to the LVIP Columbia Value Opportunities Fund, the LVIP S&P 500 Index Fund changed its name to the LVIP SSgA S&P 500 Index Fund, the LVIP Small-Cap Index Fund changed its name to the LVIP SSgA Small-Cap Index Fund, the LVIP Mid-Cap Growth Fund changed its name to the LVIP Turner Mid-Cap Growth Fund and the MFS VIT Emerging Growth Series changed its name to the MFS VIT Growth Series.

During 2008, the Premier VIT OPCAP Global Equity Portfolio ceased to be available as an investment option to account contract owners.

During 2009, the BlackRock Global Allocation V.I. Class I Fund, the DWS VIP Alternative Assets Allocation Plus Class A Fund, the LVIP Global Income Fund and the PIMCO VIT Commodity Real Return Administrative Class Fund became available as investment options for account contract owners. Accordingly, the 2009 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2009.

Also during 2009, the ABVPSF Global Technology Class A Fund changed its name to the ABVPSF Global Thematic Growth Class A Fund, the Delaware VIP Capital Reserves Standard Class Series changed its name to the Delaware VIP Limited-Term Diversified Income Standard Class Series, the FTVIPT Templeton Global Income Securities Class 1 Fund changed its name to the FTVIPT Templeton Global Bond Securities Class 1 Fund, the Janus Aspen Series Mid Cap Growth Service Shares Portfolio changed its name to the Janus Aspen Series Enterprise Service Shares Portfolio, the Janus Aspen Series Worldwide Growth Portfolio changed its name to the Janus Aspen Series Worldwide Portfolio, the Janus Aspen Series Worldwide Growth Service Shares Portfolio changed its name to the Janus Aspen Series Worldwide Service Shares Portfolio, the LVIP FI Equity-Income Fund changed its name to the LVIP Wells Fargo Intrinsic Value Fund, the M Fund Turner Core Growth Fund changed its name to the M Fund M Large Cap Growth Fund and the Putnam VT Health Sciences Class IB Fund changed its name to the Putnam VT Global Health Care IB Fund.

During 2009, the LVIP UBS Global Asset Allocation Fund merged into the LVIP Delaware Foundation Aggressive Allocation Fund.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statement of operations. The rates are as follows for the ten policy types within the Variable Account:

-    Lincoln SVUL - annual rate of .80%
-    Lincoln SVUL-I - annual rate of .80%
-    Lincoln SVUL-II - annual rate of .80%
- Lincoln SVUL-III - annual rate of .80% for policy years one through nineteen and .40% thereafter
- Lincoln SVUL-IV - annual rate of .60% for policy years one through nineteen and .20% thereafter.
- Lincoln SVULONE - annual rate of .50% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter
- Lincoln Momentum SVULONE - annual rate of .50% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter
- Lincoln SVULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter
- Lincoln Momentum SVULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter
- Lincoln PreservationEdge SVUL - annual rate of .10% for policy years one through twenty and 0.00% thereafter.

Prior to the allocation of premiums to the Variable Account, the Company deducts a premium load to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectus for the premium load charge. The premium loads for the years ended December 31, 2009 and 2008, amounted to $4,831,187 and $5,440,421, respectively.

The Company charges a monthly administrative fee which varies by product, refer to the product prospectus for the administrative fee rate. The administrative fees are for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended Decem-ber 31, 2009 and 2008, amounted to $17,658,182 and $17,192,705, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2009 and 2008, amounted to $12,645,438 and $11,097,652, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee which varies by product, refer to the product prospectus for the transfer fee charge. For the years ended December 31, 2009 and 2008, no transfer fees were deducted from the variable subaccounts.

The Company, upon full surrender of a policy, may assess a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge assessed, if any, will depend on the face amount of the policy and the issue age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln SVUL(ONE), Lincoln Momentum SVUL(ONE), Lincoln SVUL(ONE) 2007, Lincoln Momentum SVUL(ONE) 2007, and Lincoln PreservationEdge SVUL. For all other products, an administrative fee of $25 (not to exceed 2% of the amount withdrawn) is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. The full surrender charges and partial surrender administrative charges for the year ended December 31, 2009 and 2008, amounted to $3,218,303 and $1,665,733, respectively.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2009, follows.

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION
            2009                 0.80%    0.80%   $   3.98  $  11.01    1,902,740  $10,229,855      20.11%     20.11%      0.63%
            2008                 0.80%    0.80%       3.31      9.16    2,003,857    8,945,031     -42.95%    -42.95%      0.00%
            2007                 0.80%    0.80%       5.81     16.06    1,932,500   15,310,454      11.12%     11.12%      0.00%
            2006                 0.80%    0.80%      12.33     12.33    2,068,744   14,527,585       5.45%      5.45%      0.08%
            2005                 0.80%    0.80%      11.69     11.69      168,799    1,972,946       7.97%      7.97%      0.09%
AIM V.I. CORE EQUITY
            2009                 0.80%    0.80%       7.11     13.49    1,520,831   12,781,040      27.28%     27.28%      1.84%
            2008                 0.80%    0.80%       5.59     10.60    1,594,354   10,494,398     -30.70%    -30.70%      2.22%
            2007                 0.80%    0.80%       8.06     15.29    1,668,754   15,834,178       7.26%      7.26%      1.11%
            2006       4/28/06   0.80%    0.80%       7.52     14.26    1,752,860   15,400,302       8.58%      8.58%      0.57%
AIM V.I. DIVERSIFIED INCOME
            2009                 0.80%    0.80%      11.19     11.19       51,935      581,378      10.19%     10.19%     10.09%
            2008                 0.80%    0.80%      10.16     10.16       52,756      535,939     -16.40%    -16.40%      8.19%
            2007                 0.80%    0.80%      12.15     12.15       67,291      817,731       0.91%      0.91%      6.94%
            2006                 0.80%    0.80%      12.04     12.04       78,348      943,460       3.65%      3.65%      6.05%
            2005                 0.80%    0.80%      11.62     11.62       76,783      892,074       2.08%      2.08%      6.59%
AIM V.I. INTERNATIONAL GROWTH
            2009                 0.80%    0.80%      10.70     19.34      456,688    5,738,791      34.16%     34.16%      1.55%
            2008                 0.80%    0.80%       7.97     14.42      477,120    4,403,764     -40.86%    -40.86%      0.53%
            2007                 0.80%    0.80%      13.48     24.37      530,364    8,172,517      13.81%     13.81%      0.44%
            2006                 0.80%    0.80%      11.85     21.42      443,208    5,942,014      27.21%     27.21%      1.09%
            2005                 0.80%    0.80%       9.31     16.84      409,767    4,364,470      16.99%     16.99%      0.69%
ABVPSF GLOBAL THEMATIC GROWTH CLASS A
            2009                 0.10%    0.80%       8.98     13.75      100,392    1,132,123      52.26%     52.72%      0.00%
            2008                 0.50%    0.80%       6.40      9.03      113,203      854,579     -47.79%    -47.63%      0.00%
            2007                 0.50%    0.80%      12.22     17.30      107,644    1,558,618      19.24%     19.58%      0.00%
            2006                 0.50%    0.80%      11.14     14.51       73,377      899,887       7.77%      7.99%      0.00%
            2005                 0.60%    0.80%      10.33     13.46       69,110      783,512       3.03%      3.04%      0.00%
ABVPSF GROWTH AND INCOME CLASS A
            2009                 0.50%    0.80%       6.90     12.01      581,782    5,978,122      19.86%     20.22%      4.18%
            2008                 0.50%    0.80%       6.97     10.02      645,679    5,553,448     -41.08%    -40.90%      2.14%
            2007                 0.50%    0.80%      11.79     17.00      627,622    9,180,268       4.28%      4.59%      1.40%
            2006                 0.50%    0.80%      13.46     16.31      556,860    7,873,920      16.35%     16.59%      1.40%
            2005                 0.60%    0.80%      11.54     14.01      482,696    5,912,965       4.03%      4.24%      1.44%
ABVPSF INTERNATIONAL VALUE CLASS A
            2009                 0.10%    0.80%       6.09      7.85      326,648    2,467,722      33.61%     34.01%      1.52%
            2008                 0.50%    0.80%       5.82      5.86      286,132    1,629,165     -53.56%    -53.42%      1.10%
            2007                 0.50%    0.80%      12.52     12.58      220,933    2,774,186       4.99%      5.31%      1.09%
            2006       6/29/06   0.50%    0.80%      11.93     11.95       62,520      745,819       6.19%     20.51%      0.00%
ABVPSF LARGE CAP GROWTH CLASS A
            2009                 0.60%    0.80%      10.46     12.25      156,414    1,711,960      36.42%     36.70%      0.15%
            2008                 0.60%    0.80%       7.66      8.98      133,471    1,082,922     -40.14%    -40.02%      0.00%
            2007                 0.60%    0.80%      12.80     15.00      131,093    1,778,335      13.01%     13.23%      0.00%
            2006                 0.60%    0.80%      11.33     13.27      102,055    1,241,857      -1.24%     -1.04%      0.00%
            2005                 0.60%    0.80%      11.47     13.44      124,246    1,500,355      14.23%     14.23%      0.00%
ABVPSF SMALL/MID CAP VALUE CLASS A
            2009                 0.10%    0.80%       8.04     18.58      482,906    7,273,798      41.72%     42.14%      1.10%
            2008                 0.50%    0.80%       5.66     13.11      500,558    5,336,774     -36.09%    -35.90%      0.74%
            2007                 0.50%    0.80%      10.69     20.52      469,400    8,046,435       0.89%      1.20%      0.84%
            2006                 0.50%    0.80%      13.86     20.34      354,193    6,313,513      13.51%     13.74%      0.40%
            2005                 0.60%    0.80%      12.19     17.92      255,828    4,247,767       6.06%      6.27%      0.70%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION
            2009                 0.10%    0.80%   $  11.58  $  12.72      553,285  $ 6,926,584       9.57%      9.90%      1.96%
            2008                 0.50%    0.80%      10.55     11.61      487,317    5,584,787      -2.06%     -1.77%      4.93%
            2007                 0.50%    0.80%      11.20     11.85      329,642    3,861,973       8.80%      9.12%      4.72%
            2006                 0.50%    0.80%      10.64     10.89      305,529    3,290,943       1.07%      1.28%      3.50%
            2005                 0.60%    0.80%      10.51     10.78      229,678    2,453,849       1.00%      1.20%      5.03%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2009                 0.10%    0.80%       9.06     15.37      546,563    7,959,247      41.17%     41.59%      1.48%
            2008                 0.50%    0.80%       7.82     10.89      500,768    5,208,527     -38.88%    -38.70%      2.01%
            2007                 0.50%    0.80%      12.76     17.81      398,531    6,917,535      13.93%     14.28%      2.89%
            2006                 0.50%    0.80%      15.41     15.63      267,649    4,096,785      19.47%     19.71%      0.80%
            2005                 0.60%    0.80%      12.87     13.09      160,896    2,085,336      13.17%     13.39%      0.75%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2009                 0.10%    0.80%       7.73     23.79      712,701   10,544,084      60.01%     60.49%      0.29%
            2008                 0.50%    0.80%       6.05     14.87      695,175    6,416,649     -53.89%    -53.75%      0.00%
            2007                 0.50%    0.80%      13.09     32.24      689,094   13,862,190      20.46%     20.82%      2.92%
            2006                 0.50%    0.80%      15.03     26.77      648,359   10,809,203      23.06%     23.31%      0.46%
            2005                 0.60%    0.80%      12.21     21.75      569,725    7,661,143      24.35%     24.60%      0.95%
AMERICAN FUNDS GROWTH CLASS 2
            2009                 0.10%    0.80%       7.86     15.69    4,448,468   45,351,542      38.30%     38.72%      0.67%
            2008                 0.50%    0.80%       5.67     11.34    4,567,320   33,831,036     -44.42%    -44.25%      0.85%
            2007                 0.50%    0.80%      11.78     20.41    4,288,880   57,187,071      11.45%     11.79%      0.79%
            2006                 0.50%    0.80%      10.67     18.31    4,257,473   50,516,050       9.34%      9.56%      0.82%
            2005                 0.60%    0.80%       9.76     16.75    3,940,127   42,347,942      15.27%     15.50%      0.73%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2009                 0.10%    0.80%       7.82     13.56    2,908,924   34,613,071      30.20%     30.59%      1.65%
            2008                 0.50%    0.80%       7.11     10.42    2,862,707   26,477,185     -38.34%    -38.16%      1.79%
            2007                 0.50%    0.80%      11.50     16.90    2,640,024   40,071,689       4.21%      4.52%      1.54%
            2006                 0.50%    0.80%      13.20     16.21    2,505,392   36,895,346      14.28%     14.51%      1.63%
            2005                 0.60%    0.80%      11.52     14.19    2,297,404   29,857,906       4.99%      5.20%      1.38%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2009                 0.10%    0.80%       8.87     21.07    1,256,325   21,013,254      41.93%     42.36%      1.56%
            2008                 0.50%    0.80%       6.24     14.85    1,263,229   15,338,892     -42.59%    -42.41%      2.08%
            2007                 0.50%    0.80%      13.21     25.86    1,092,786   23,832,763      19.07%     19.42%      1.60%
            2006                 0.50%    0.80%      16.67     21.72      918,790   17,126,292      18.03%     18.27%      1.88%
            2005                 0.60%    0.80%      14.09     18.40      646,492   10,548,952      20.54%     20.78%      1.74%
BLACKROCK GLOBAL ALLOCATION V.I.
            2009       5/28/09   0.10%    0.80%      11.65     11.70      238,411    2,784,174       4.28%     14.60%      4.73%
DELAWARE VIP DIVERSIFIED INCOME
            2009                 0.10%    0.80%      12.38     14.82      745,897   10,815,141      25.95%     26.33%      5.69%
            2008                 0.50%    0.80%       9.81     11.77      611,992    7,086,597      -5.30%     -5.02%      3.88%
            2007                 0.50%    0.80%      11.42     12.43      557,992    6,846,577       6.77%      7.10%      2.98%
            2006                 0.50%    0.80%      11.44     11.64      346,068    3,982,317       7.06%      7.27%      1.41%
            2005                 0.60%    0.80%      10.66     10.87      224,878    2,421,509      -1.24%     -1.04%      0.93%
DELAWARE VIP EMERGING MARKETS
            2009                 0.10%    0.80%      10.31     41.75      583,474   15,398,263      76.70%     77.23%      1.20%
            2008                 0.50%    0.80%       5.82     23.63      557,868    8,144,487     -51.94%    -51.80%      1.61%
            2007                 0.50%    0.80%      15.83     49.17      489,109   16,447,354      37.75%     38.16%      1.49%
            2006                 0.50%    0.80%      20.48     35.70      368,202   10,317,924      26.12%     26.37%      1.28%
            2005                 0.60%    0.80%      16.21     28.30      340,436    8,235,806      26.47%     26.72%      0.29%
DELAWARE VIP HIGH YIELD
            2009                 0.10%    0.80%      10.85     20.60      732,460   11,609,371      47.79%     48.23%      7.49%
            2008                 0.50%    0.80%       7.32     13.94      699,233    7,427,937     -24.78%    -24.55%      8.31%
            2007                 0.50%    0.80%      11.08     18.53      635,291    9,283,539       1.98%      2.28%      6.10%
            2006                 0.50%    0.80%      12.50     18.18      581,476    8,546,219      11.55%     11.78%      6.47%
            2005                 0.60%    0.80%      11.20     16.29      520,150    6,966,306       2.76%      2.97%      6.11%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME
            2009                 0.10%    0.80%   $  11.37  $  12.10      103,063  $ 1,234,074      11.89%     12.12%      3.63%
            2008                 0.60%    0.80%      10.55     10.79       76,521      820,083      -1.09%     -0.89%      4.58%
            2007                 0.50%    0.80%      10.67     10.89       33,898      368,549       3.59%      3.84%      4.78%
            2006                 0.60%    0.80%      10.48     10.48       29,464      308,756       3.94%      3.94%      4.59%
            2005       10/13/05  0.60%    0.60%      10.09     10.09           54          549       0.48%      0.48%      1.07%
DELAWARE VIP REIT
            2009                 0.10%    0.80%       8.09     21.87      469,655    7,718,344      22.33%     22.70%      4.62%
            2008                 0.50%    0.80%       6.59     17.87      420,234    5,811,841     -35.58%    -35.39%      2.47%
            2007                 0.50%    0.80%      10.21     27.75      437,790    9,667,991     -14.62%    -14.37%      1.36%
            2006                 0.50%    0.80%      17.24     32.50      421,813   11,396,157      31.57%     31.83%      1.83%
            2005                 0.60%    0.80%      13.08     24.70      423,148    9,096,101       6.32%      6.53%      1.90%
DELAWARE VIP SMALL CAP VALUE
            2009                 0.10%    0.80%       7.76     21.75      993,541   18,486,940      30.78%     31.17%      0.98%
            2008                 0.50%    0.80%       6.74     16.63    1,065,473   15,136,517     -30.44%    -30.22%      0.78%
            2007                 0.50%    0.80%       9.66     23.91    1,118,054   22,992,801      -7.36%     -7.09%      0.50%
            2006                 0.50%    0.80%      14.99     25.81    1,101,175   25,262,583      15.26%     15.49%      0.24%
            2005                 0.60%    0.80%      12.98     22.39    1,038,313   21,314,986       8.55%      8.76%      0.36%
DELAWARE VIP TREND
            2009                 0.50%    0.80%       8.18     17.17    1,070,486   11,293,544      53.49%     53.96%      0.00%
            2008                 0.50%    0.80%       5.33     11.19      995,173    7,084,387     -47.16%    -47.00%      0.00%
            2007                 0.50%    0.80%      10.08     21.18      970,467   13,165,801       9.87%     10.20%      0.00%
            2006                 0.50%    0.80%       9.18     19.27    1,008,808   12,114,068       6.74%      6.95%      0.00%
            2005                 0.60%    0.80%       8.60     18.06    1,043,232   11,935,564       5.01%      5.22%      0.00%
DELAWARE VIP U.S. GROWTH
            2009                 0.50%    0.80%       8.82     11.98       92,810      974,637      42.15%     42.58%      0.19%
            2008                 0.50%    0.80%       6.76      8.43       58,282      431,972     -43.11%    -42.94%      0.04%
            2007                 0.50%    0.80%      11.85     14.82       49,145      636,671      11.67%     11.99%      0.00%
            2006                 0.50%    0.80%      10.89     13.27       45,842      527,633       1.50%      1.70%      0.00%
            2005                 0.60%    0.80%      10.93     13.07       22,980      265,455      13.74%     13.74%      0.55%
DELAWARE VIP VALUE
            2009                 0.10%    0.80%       6.90     12.82      800,804    8,881,372      17.02%     17.38%      3.14%
            2008                 0.50%    0.80%       5.88     10.96      876,115    8,188,793     -33.95%    -33.76%      2.93%
            2007                 0.50%    0.80%      11.21     16.59      901,588   12,993,899      -3.50%     -3.21%      1.42%
            2006                 0.50%    0.80%      14.52     17.19      599,367    9,246,125      23.11%     23.36%      1.36%
            2005                 0.60%    0.80%      11.77     13.96      409,720    5,167,322       5.18%      5.39%      1.45%
DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS A
            2009       10/8/09   0.10%    0.80%      11.56     11.61        8,623       99,871       0.56%      2.24%      0.00%
DWS VIP EAFE EQUITY INDEX CLASS A
            2005                 0.00%    0.00%         --        --           --          --        0.00%      0.00%      2.38%
DWS VIP EQUITY 500 INDEX CLASS A
            2009                 0.50%    0.80%       8.19     12.57    3,874,577   36,735,571      25.32%     25.69%      2.79%
            2008                 0.50%    0.80%       6.54     10.03    4,050,784   30,553,335     -37.65%    -37.47%      2.44%
            2007                 0.50%    0.80%      10.48     16.09    4,006,124   48,654,925       4.46%      4.77%      1.49%
            2006                 0.50%    0.80%      10.04     15.40    3,912,168   45,098,258      14.60%     14.83%      1.13%
            2005                 0.60%    0.80%       8.76     13.44    3,988,045   39,935,517       3.84%      4.05%      1.55%
DWS VIP SMALL CAP INDEX CLASS A
            2009                 0.50%    0.80%       8.36     15.65      437,992    5,498,178      25.57%     25.94%      1.77%
            2008                 0.50%    0.80%       6.64     12.46      418,633    4,185,196     -34.65%    -34.45%      1.63%
            2007                 0.50%    0.80%      10.13     19.07      427,459    6,589,261      -2.68%     -2.39%      0.86%
            2006                 0.50%    0.80%      14.32     19.59      426,826    6,805,742      16.55%     16.79%      0.65%
            2005                 0.60%    0.80%      12.26     16.81      403,767    5,599,732       3.43%      3.64%      0.62%
FIDELITY VIP ASSET MANAGER
            2009                 0.80%    0.80%      13.42     13.42       61,184      820,904      28.08%     28.08%      2.16%
            2008                 0.80%    0.80%      10.48     10.48       99,582    1,043,134     -29.29%    -29.29%      3.40%
            2007                 0.80%    0.80%      14.81     14.81       59,748      885,079      14.58%     14.58%      5.96%
            2006                 0.80%    0.80%      12.93     12.93       64,191      829,862       6.46%      6.46%      2.47%
            2005                 0.80%    0.80%      12.14     12.14       57,692      700,574       3.22%      3.22%      2.67%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND SERVICE CLASS
            2009                 0.10%    0.80%   $   8.32  $  15.85    2,118,992  $26,715,676      34.58%     34.99%      1.36%
            2008                 0.50%    0.80%       7.06     11.78    2,087,314   19,650,595     -43.07%    -42.90%      0.95%
            2007                 0.50%    0.80%      12.36     20.69    1,950,253   32,647,890      16.57%     16.92%      0.87%
            2006                 0.50%    0.80%      13.54     17.75    1,916,231   27,699,823      10.70%     10.92%      1.12%
            2005                 0.60%    0.80%      12.23     16.03    1,764,550   23,188,371      15.92%     16.15%      0.18%
FIDELITY VIP EQUITY-INCOME
            2009                 0.80%    0.80%      11.96     11.96      215,464    2,576,799      29.17%     29.17%      2.23%
            2008                 0.80%    0.80%       9.26      9.26      245,350    2,271,580     -43.11%    -43.11%      2.61%
            2007                 0.80%    0.80%      16.27     16.27      244,176    3,973,942       0.72%      0.72%      1.68%
            2006                 0.80%    0.80%      16.16     16.16      282,642    4,567,009      19.24%     19.24%      3.33%
            2005                 0.80%    0.80%      13.55     13.55      277,207    3,756,580       5.02%      5.02%      1.83%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS
            2009                 0.60%    0.80%      10.28     12.30      153,897    1,801,942      29.00%     29.25%      2.14%
            2008                 0.60%    0.80%       7.95      9.53      196,313    1,769,257     -43.16%    -43.05%      2.31%
            2007                 0.60%    0.80%      13.96     16.77      208,398    3,289,268       0.61%      0.81%      1.83%
            2006                 0.60%    0.80%      13.85     16.67      160,242    2,519,199      19.12%     19.36%      3.07%
            2005                 0.60%    0.80%      11.60     14.00      148,553    1,962,633       4.92%      5.12%      1.47%
FIDELITY VIP GROWTH SERVICE CLASS
            2009                 0.50%    0.80%       6.02     11.41      898,422    6,081,101      27.13%     27.51%      0.36%
            2008                 0.50%    0.80%       4.74      8.97      789,793    4,258,352     -47.65%    -47.50%      0.75%
            2007                 0.50%    0.80%       9.05     17.14      757,112    7,734,571      25.86%     26.24%      0.64%
            2006                 0.50%    0.80%       7.19     13.62      901,016    7,016,391       5.88%      6.09%      0.28%
            2005                 0.60%    0.80%       6.79     12.86      921,370    6,701,458       4.83%      5.04%      0.39%
FIDELITY VIP GROWTH OPPORTUNITIES SERVICE CLASS
            2009                 0.80%    0.80%       6.58      6.79      162,722    1,091,048      44.56%     44.56%      0.38%
            2008                 0.80%    0.80%       4.55      4.70      191,314      887,722     -55.42%    -55.42%      0.40%
            2007                 0.80%    0.80%      10.21     10.54      164,244    1,706,800      22.06%     22.06%      0.00%
            2006                 0.80%    0.80%       8.37      8.64      163,508    1,391,783       4.46%      4.46%      0.58%
            2005                 0.80%    0.80%       8.01      8.27      163,917    1,334,657       7.99%      7.99%      0.80%
FIDELITY VIP HIGH INCOME SERVICE CLASS
            2009                 0.80%    0.80%      12.01     12.01      166,411    1,998,122      42.63%     42.63%      7.71%
            2008                 0.80%    0.80%       8.42      8.42      158,865    1,337,398     -25.66%    -25.66%      8.61%
            2007                 0.80%    0.80%      11.32     11.32      176,310    1,996,602       1.84%      1.84%      7.70%
            2006                 0.80%    0.80%      11.12     11.12      231,400    2,573,164      10.29%     10.29%      7.70%
            2005                 0.80%    0.80%      10.08     10.08      246,538    2,485,663       1.71%      1.71%     14.99%
FIDELITY VIP INVESTMENT GRADE BOND
            2009                 0.80%    0.80%      17.30     17.30      168,445    2,913,582      14.80%     14.80%      8.25%
            2008                 0.80%    0.80%      15.07     15.07      159,397    2,401,613      -4.02%     -4.02%      3.61%
            2007                 0.80%    0.80%      15.70     15.70      151,082    2,371,676       3.52%      3.52%      4.32%
            2006                 0.80%    0.80%      15.16     15.16      185,336    2,810,587       3.52%      3.52%      3.71%
            2005                 0.80%    0.80%      14.65     14.65      163,401    2,393,746       1.38%      1.38%      4.52%
FIDELITY VIP MID CAP SERVICE CLASS
            2009                 0.10%    0.80%       8.69     13.10      312,831    3,604,521      38.90%     39.32%      0.62%
            2008                 0.50%    0.80%       7.09      9.41      264,448    2,217,726     -39.99%    -39.81%      0.37%
            2007                 0.50%    0.80%      11.78     15.65      192,168    2,836,774      14.57%     14.91%      0.74%
            2006                 0.50%    0.80%      13.59     13.63      113,576    1,493,639      11.69%     11.92%      0.14%
            2005       6/8/05    0.60%    0.80%      12.17     12.18       40,987      498,964      12.70%     16.91%      0.00%
FIDELITY VIP OVERSEAS SERVICE CLASS
            2009                 0.50%    0.80%       7.35     15.92      296,217    3,888,367      25.43%     25.81%      2.18%
            2008                 0.50%    0.80%       7.09     12.69      265,573    2,973,172     -44.31%    -44.14%      2.57%
            2007                 0.50%    0.80%      12.70     22.79      253,745    5,188,561      16.27%     16.62%      3.17%
            2006                 0.50%    0.80%      16.33     19.60      211,913    3,801,775      17.01%     17.24%      0.68%
            2005                 0.60%    0.80%      13.93     16.75      162,939    2,540,942      18.02%     18.26%      0.51%
FTVIPT FRANKLIN INCOME SECURITIES
            2009                 0.10%    0.80%       9.10     11.12      250,364    2,770,581      34.80%     35.21%      8.65%
            2008                 0.50%    0.80%       8.16      8.22      171,702    1,381,629     -29.97%    -29.76%      6.04%
            2007                 0.50%    0.80%      11.65     11.70      110,769    1,293,011       3.18%      3.49%      2.82%
            2006       6/29/06   0.50%    0.80%      11.29     11.31       61,407      693,513       2.09%     11.72%      0.00%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES
            2009                 0.10%    0.80%   $   8.14  $  14.81      316,544  $ 3,877,250      42.80%     43.23%      0.00%
            2008                 0.50%    0.80%       6.34     10.37      290,614    2,484,732     -42.80%    -42.63%      0.00%
            2007                 0.50%    0.80%      11.05     18.13      263,841    3,989,493      10.62%     10.95%      0.00%
            2006                 0.50%    0.80%      12.77     16.39      233,224    3,259,260       8.09%      8.30%      0.00%
            2005                 0.60%    0.80%      11.79     15.17      191,669    2,525,481       4.25%      4.46%      0.00%
FTVIPT MUTUAL SHARES SECURITIES
            2009                 0.10%    0.80%       7.46      9.25      222,932    2,032,106      25.34%     25.72%      2.18%
            2008                 0.50%    0.80%       7.30      7.36      173,532    1,267,605     -37.44%    -37.25%      3.30%
            2007                 0.50%    0.80%      11.67     11.73      146,750    1,717,313       2.90%      3.20%      1.35%
            2006       7/13/06   0.50%    0.80%      11.34     11.37       43,210      490,509       1.15%     13.68%      0.00%
FTVIPT TEMPLETON FOREIGN SECURITIES
            2009                 0.80%    0.80%      14.70     14.70      310,259    4,562,074      36.25%     36.25%      3.57%
            2008                 0.80%    0.80%      10.79     10.79      341,997    3,690,903     -40.71%    -40.71%      2.54%
            2007                 0.80%    0.80%      18.20     18.20      305,354    5,558,296      14.87%     14.87%      2.06%
            2006                 0.80%    0.80%      15.85     15.85      259,912    4,118,820      20.73%     20.73%      1.44%
            2005                 0.80%    0.80%      13.13     13.13      251,385    3,299,741       9.60%      9.60%      1.22%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
            2009                 0.80%    0.80%      12.90     13.74      334,385    4,395,090      35.95%     35.95%      3.40%
            2008                 0.80%    0.80%       9.49     10.10      386,134    3,730,420     -40.85%    -40.85%      2.38%
            2007                 0.80%    0.80%      16.05     17.08      382,124    6,238,532      14.54%     14.54%      1.98%
            2006                 0.80%    0.80%      14.01     14.91      366,207    5,226,684      20.48%     20.48%      1.24%
            2005                 0.80%    0.80%      11.63     12.38      378,744    4,486,087       9.29%      9.29%      1.18%
FTVIPT TEMPLETON GLOBAL ASSET ALLOCATION
            2009                 0.80%    0.80%      18.85     18.85       96,848    1,825,278      21.24%     21.24%      9.36%
            2008                 0.80%    0.80%      15.55     15.55       99,735    1,550,428     -25.57%    -25.57%     13.45%
            2007                 0.80%    0.80%      20.89     20.89      186,931    3,904,059       9.44%      9.44%     16.95%
            2006                 0.80%    0.80%      19.08     19.08      161,690    3,085,542      20.42%     20.42%      7.00%
            2005                 0.80%    0.80%      15.85     15.85      154,471    2,447,868       3.03%      3.03%      3.86%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES
            2009                 0.50%    0.80%      13.11     15.47      268,367    4,025,744      18.03%     18.39%     14.25%
            2008                 0.50%    0.80%      12.30     13.08      168,792    2,164,772       5.62%      5.93%      3.33%
            2007                 0.50%    0.80%      12.30     12.36      107,704    1,328,008      10.39%     10.61%      2.67%
            2006                 0.60%    0.80%      11.14     11.17       63,244      706,635      12.24%     12.46%      2.39%
            2005       7/8/05    0.60%    0.80%       9.92      9.94       32,547      323,347       0.13%      1.67%      0.00%
FTVIPT TEMPLETON GROWTH SECURITIES
            2009                 0.50%    0.80%       8.79     15.23      273,596    3,394,660      30.29%     30.68%      3.65%
            2008                 0.50%    0.80%       6.73     11.69      337,224    3,233,361     -42.60%    -42.42%      2.05%
            2007                 0.50%    0.80%      11.68     20.36      360,559    6,001,827       1.74%      2.04%      1.55%
            2006                 0.50%    0.80%      15.04     20.01      349,609    6,165,385      21.23%     21.47%      1.43%
            2005                 0.60%    0.80%      12.38     16.51      282,960    4,167,268       8.19%      8.41%      1.28%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
            2009                 0.80%    0.80%      12.36     14.45      145,909    1,900,965      30.06%     30.06%      3.30%
            2008                 0.80%    0.80%       9.51     11.11      129,370    1,308,397     -42.78%    -42.78%      1.76%
            2007                 0.80%    0.80%      16.61     19.41      136,644    2,407,170       1.53%      1.53%      1.43%
            2006                 0.80%    0.80%      16.36     19.12      162,523    2,860,971      20.84%     20.84%      1.31%
            2005                 0.80%    0.80%      13.54     15.82      177,130    2,574,172       8.00%      8.00%      1.09%
JANUS ASPEN SERIES BALANCED
            2009                 0.80%    0.80%      13.89     15.86      674,700    9,815,849      24.88%     24.88%      3.01%
            2008                 0.80%    0.80%      11.13     12.70      688,640    8,115,819     -16.51%    -16.51%      2.66%
            2007                 0.80%    0.80%      13.33     15.21      735,072   10,372,705       9.66%      9.66%      2.58%
            2006                 0.80%    0.80%      12.15     13.87      701,540    9,023,867       9.84%      9.84%      2.05%
            2005                 0.80%    0.80%      11.06     12.63      838,282    9,924,495       7.09%      7.09%      2.28%
JANUS ASPEN SERIES BALANCED SERVICE SHARES
            2009                 0.60%    0.80%      14.51     15.68      108,899    1,671,232      24.58%     24.83%      2.77%
            2008                 0.60%    0.80%      11.62     12.59      105,074    1,295,149     -16.73%    -16.56%      2.43%
            2007                 0.60%    0.80%      13.93     15.12      103,951    1,537,619       9.41%      9.63%      2.29%
            2006                 0.60%    0.80%      12.71     13.82      109,430    1,479,716       9.54%      9.75%      1.97%
            2005                 0.60%    0.80%      11.58     12.61      109,778    1,357,219       6.80%      7.02%      2.06%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES ENTERPRISE SERVICE SHARES
            2009                 0.60%    0.80%   $  14.03  $  18.19      131,724  $ 2,006,397      43.29%     43.58%      0.00%
            2008                 0.60%    0.80%       9.79     12.70      180,108    1,922,678     -44.30%    -44.19%      0.07%
            2007                 0.60%    0.80%      17.58     22.79      147,453    2,851,926      20.77%     21.01%      0.07%
            2006                 0.60%    0.80%      14.56     18.87      135,633    2,179,459      12.40%     12.63%      0.00%
            2005                 0.60%    0.80%      12.95     16.79      102,234    1,497,023      11.13%     11.36%      0.00%
JANUS ASPEN SERIES GLOBAL TECHNOLOGY SERVICE SHARES
            2009                 0.80%    0.80%       4.40      4.40      598,412    2,634,988      55.65%     55.65%      0.00%
            2008                 0.80%    0.80%       2.83      2.83      357,075    1,010,180     -44.42%    -44.42%      0.09%
            2007                 0.80%    0.80%       5.09      5.09      316,268    1,609,769      20.73%     20.73%      0.35%
            2006                 0.80%    0.80%       4.22      4.22      313,722    1,322,647       6.97%      6.97%      0.00%
            2005                 0.80%    0.80%       3.94      3.94      331,360    1,305,994      10.66%     10.66%      0.00%
JANUS ASPEN SERIES WORLDWIDE
            2009                 0.80%    0.80%       5.87      9.21    1,063,034    7,102,821      36.60%     36.60%      1.44%
            2008                 0.80%    0.80%       4.30      6.75      988,171    4,940,368     -45.10%    -45.10%      1.25%
            2007                 0.80%    0.80%       7.82     12.29      907,735    8,293,704       8.75%      8.75%      0.75%
            2006                 0.80%    0.80%       7.19     11.30      999,605    8,346,514      17.26%     17.26%      1.78%
            2005                 0.80%    0.80%       6.14      9.63    1,058,408    7,525,833       5.02%      5.02%      1.38%
JANUS ASPEN SERIES WORLDWIDE SERVICE SHARES
            2009                 0.80%    0.80%       9.97     11.38      131,828    1,408,024      36.31%     36.31%      1.26%
            2008                 0.80%    0.80%       7.32      8.35      145,669    1,137,787     -45.25%    -45.25%      1.04%
            2007                 0.80%    0.80%      13.36     15.24      138,354    1,970,876       8.49%      8.49%      0.56%
            2006                 0.80%    0.80%      12.32     14.05      145,721    1,909,888      17.00%     17.00%      1.62%
            2005                 0.80%    0.80%      10.53     12.01      156,183    1,742,587       4.73%      4.73%      1.21%
LVIP BARON GROWTH OPPORTUNITIES
            2009                 0.50%    0.80%       8.07     11.36        1,678       18,977      37.56%     37.98%      0.00%
            2008                 0.50%    0.80%       5.85      8.24        2,561       21,042     -39.47%    -39.29%      0.00%
            2007       6/7/07    0.50%    0.80%       9.63     13.59        3,175       39,262      -3.15%      1.72%      0.00%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2009                 0.10%    0.80%       8.07     16.61      313,058    4,332,524      37.22%     37.64%      0.00%
            2008                 0.50%    0.80%       5.87     12.10      339,886    3,500,450     -39.62%    -39.44%      0.00%
            2007                 0.50%    0.80%      10.95     20.05      357,263    6,125,575       2.60%      2.91%      0.00%
            2006                 0.50%    0.80%      16.76     19.54      335,574    5,909,773      14.60%     14.60%      0.00%
            2005                 0.80%    0.80%      14.62     17.05      329,043    5,076,670       2.54%      2.54%      0.00%
LVIP CAPITAL GROWTH
            2009                 0.10%    0.80%       8.35      8.35        4,001       34,503      33.80%     33.80%      0.03%
            2008                 0.50%    0.80%       6.24      6.27       28,533      178,978     -42.05%    -41.88%      0.24%
            2007       8/15/07   0.50%    0.80%      10.77     10.79        2,172       23,440      -1.42%     13.93%      0.05%
LVIP COHEN & STEERS GLOBAL REAL ESTATE
            2009                 0.10%    0.80%       6.51      6.56      125,382      892,414      36.73%     37.14%      0.00%
            2008                 0.50%    0.80%       4.76      4.78       98,768      471,606     -42.50%    -42.32%      1.59%
            2007       6/29/07   0.50%    0.80%       8.28      8.29       52,100      431,723     -12.55%      0.53%      0.76%
LVIP COLUMBIA VALUE OPPORTUNITIES
            2009                 0.50%    0.80%       7.63      7.69       16,178      123,994      23.66%     24.03%      0.44%
            2008       7/17/08   0.50%    0.80%       6.17      6.20       17,524      108,319     -32.59%    -28.23%      0.66%
LVIP CORE
            2006       11/8/06   0.60%    0.60%      11.90     11.90          299        3,563       1.78%      1.78%      0.44%
LVIP DELAWARE BOND
            2009                 0.10%    0.80%      11.78     18.01    2,305,281   36,519,370      17.95%     18.31%      4.47%
            2008                 0.50%    0.80%       9.97     15.27    2,205,554   30,385,961      -3.70%     -3.41%      4.62%
            2007                 0.50%    0.80%      11.03     15.86    2,378,393   34,379,660       4.60%      4.92%      4.96%
            2006                 0.50%    0.80%      11.02     15.16    2,265,550   31,881,345       3.88%      4.09%      4.61%
            2005                 0.60%    0.80%      10.58     14.59    2,059,682   28,198,986       1.82%      2.03%      4.28%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION
            2009                 0.50%    0.80%       8.72     14.15      210,202    2,532,661      30.94%     31.33%      1.81%
            2008                 0.50%    0.80%       7.71     10.80      196,590    1,809,724     -33.76%    -33.56%      6.63%
            2007                 0.50%    0.80%      11.61     16.31      170,907    2,346,237       5.53%      5.84%      1.94%
            2006                 0.50%    0.80%      12.54     15.45      111,902    1,453,410      13.60%     13.82%      1.36%
            2005                 0.60%    0.80%      11.04     13.60      103,469    1,184,665       5.95%      6.16%      1.40%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE GROWTH AND INCOME
            2009                 0.10%    0.80%   $   7.66  $  10.04       38,979  $   360,955      23.69%     24.06%      1.16%
            2008                 0.50%    0.80%       6.18      8.10       34,871      261,164     -36.28%    -36.09%      1.59%
            2007                 0.50%    0.80%      12.69     12.69       18,974      232,853       5.48%      5.48%      1.28%
            2006                 0.60%    0.60%      12.03     12.03        7,375       88,739      11.69%     11.69%      1.34%
            2005       8/5/05    0.60%    0.60%      10.77     10.77        3,828       41,244       2.00%      2.00%      1.63%
LVIP DELAWARE SOCIAL AWARENESS
            2009                 0.50%    0.80%       9.31     14.55       65,433      736,331      28.96%     29.35%      0.70%
            2008                 0.50%    0.80%       7.20     11.28       74,821      652,608     -34.93%    -34.74%      0.90%
            2007                 0.50%    0.80%      11.03     17.33       85,652    1,112,627       2.15%      2.45%      0.89%
            2006                 0.50%    0.80%      11.24     16.97       80,143    1,024,868      11.41%     11.64%      0.95%
            2005                 0.60%    0.80%      10.08     15.23       66,544      759,070      11.14%     11.36%      0.95%
LVIP DELAWARE SPECIAL OPPORTUNITIES
            2009                 0.50%    0.80%       7.48      7.54       49,640      373,176      29.40%     29.79%      0.86%
            2008                 0.50%    0.80%       5.78      5.80       51,148      296,767     -37.14%    -37.01%      1.69%
            2007       7/17/07   0.60%    0.80%       9.20      9.21        4,007       36,891      -8.90%      1.12%      1.15%
LVIP GLOBAL INCOME
            2009       7/6/09    0.10%    0.80%      10.71     10.78       10,195      109,268      -0.86%      5.89%      1.96%
LVIP GROWTH
            2006                 0.60%    0.60%      12.00     12.00        1,001       12,012       5.54%      5.54%      0.00%
            2005       12/14/05  0.60%    0.60%      11.37     11.37          343        3,897      -0.91%     -0.91%      0.00%
LVIP GROWTH OPPORTUNITIES
            2006       1/13/06   0.60%    0.80%      13.39     13.43        3,491       46,780      -4.69%      4.47%      0.00%
LVIP JANUS CAPITAL APPRECIATION
            2009                 0.50%    0.80%       6.31     13.50      355,348    2,942,418      37.42%     37.83%      0.84%
            2008                 0.50%    0.80%       4.59      9.82      370,420    2,193,697     -41.29%    -41.12%      0.70%
            2007                 0.50%    0.80%       7.82     16.73      352,912    3,472,128      19.46%     19.70%      0.30%
            2006                 0.60%    0.80%       6.54     14.01      284,319    2,110,104       8.80%      9.02%      0.19%
            2005                 0.60%    0.80%       6.02     12.87      302,642    2,062,920       3.37%      3.59%      0.24%
LVIP MARSICO INTERNATIONAL GROWTH
            2009                 0.10%    0.80%       7.66      7.72      113,747      874,589      34.77%     35.17%      0.87%
            2008                 0.50%    0.80%       5.68      5.71      123,175      701,835     -49.35%    -49.20%      1.62%
            2007       8/9/07    0.50%    0.80%      11.22     11.24       30,361      340,899      -4.43%     17.14%      1.01%
LVIP MFS VALUE
            2009                 0.10%    0.80%       7.88      7.94      183,643    1,454,029      20.00%     20.36%      1.26%
            2008                 0.50%    0.80%       6.58      6.60      176,114    1,158,686     -32.70%    -32.63%      1.98%
            2007       9/18/07   0.50%    0.60%       9.78      9.79        6,071       59,415      -1.54%     -1.31%      0.79%
LVIP MID-CAP VALUE
            2009                 0.50%    0.80%       7.23      7.28       44,421      322,552      41.30%     41.73%      0.55%
            2008                 0.50%    0.80%       5.13      5.14       37,888      194,415     -41.06%    -41.00%      0.38%
            2007       7/18/07   0.50%    0.60%       8.70      8.71       17,967      156,424     -14.88%     -9.26%      0.57%
LVIP MONDRIAN INTERNATIONAL VALUE
            2009                 0.10%    0.80%       7.67     18.88      562,304    8,486,133      20.27%     20.63%      3.38%
            2008                 0.50%    0.80%       6.36     15.70      581,885    7,471,477     -37.16%    -36.97%      4.83%
            2007                 0.50%    0.80%      13.16     24.98      600,038   12,644,350      10.60%     10.93%      2.15%
            2006                 0.50%    0.80%      16.98     22.59      504,039   10,265,957      28.97%     29.23%      3.13%
            2005                 0.60%    0.80%      13.14     17.52      433,211    6,938,947      11.65%     11.87%      2.54%
LVIP MONEY MARKET
            2009                 0.10%    0.80%      10.41     12.92    3,355,894   38,171,200      -0.50%     -0.20%      0.30%
            2008                 0.50%    0.80%      10.44     12.98    3,131,992   36,725,669       1.53%      1.83%      2.28%
            2007                 0.50%    0.80%      10.78     12.79    2,482,044   28,966,948       4.13%      4.44%      4.85%
            2006                 0.50%    0.80%      10.60     12.28    2,548,456   28,705,660       3.85%      4.05%      4.60%
            2005                 0.60%    0.80%      10.21     11.83    1,878,251   20,558,120       1.97%      2.17%      2.77%
LVIP SSGA BOND INDEX
            2009                 0.10%    0.80%      10.70     10.70       48,009      513,434       3.90%      3.90%      1.73%
            2008       8/28/08   0.60%    0.60%      10.30     10.30       18,725      192,916       3.67%      3.97%      1.42%
LVIP SSGA DEVELOPED INTERNATIONAL 150
            2009       5/21/09   0.10%    0.60%       7.92     18.63        1,273       11,562      -5.38%     10.73%      1.72%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
LVIP SSGA EMERGING MARKETS 100
            2009                 0.10%    0.80%   $  11.71  $  11.71       43,300  $   637,329      88.76%     88.76%      1.55%
            2008       10/24/08  0.60%    0.60%       6.20      6.20        2,650       16,438       1.75%     18.15%      1.37%
LVIP SSGA INTERNATIONAL INDEX
            2009                 0.60%    0.80%       7.35      7.35       52,447      386,137      26.83%     26.83%      3.04%
            2008       7/23/08   0.80%    0.80%       5.79      5.79        3,157       18,287     -34.18%    -34.18%      0.85%
LVIP SSGA LARGE CAP 100
            2009                 0.60%    0.80%       8.42      8.42       13,722      115,576      34.24%     34.24%      1.20%
            2008       9/23/08   0.80%    0.80%       6.27      6.27       14,227       89,253     -26.54%    -26.54%      0.61%
LVIP SSGA S&P 500 INDEX
            2009                 0.10%    0.80%       7.58      9.32      332,657    2,879,662      25.10%     25.48%      1.44%
            2008                 0.50%    0.80%       6.82      7.44      193,641    1,374,930     -37.70%    -37.51%      4.45%
            2007       4/27/07   0.50%    0.80%      10.91     11.91       63,494      728,387      -3.50%      1.37%      2.28%
LVIP SSGA SMALL-CAP INDEX
            2009                 0.10%    0.80%       7.54      7.60       52,028      399,098      25.00%     25.39%      0.95%
            2008                 0.50%    0.80%       6.03      6.06       32,004      193,522     -34.50%    -34.30%      1.30%
            2007       6/25/07   0.50%    0.80%       9.21      9.22       12,664      116,683      -7.32%      0.45%      0.93%
LVIP SSGA SMALL-MID CAP 200
            2009                 0.10%    0.80%       9.97      9.97        4,815       52,500      50.45%     50.45%      2.04%
            2008       7/23/08   0.80%    0.80%       6.62      6.62        2,999       19,863     -28.51%    -28.51%      0.82%
LVIP T. ROWE PRICE GROWTH STOCK
            2009                 0.60%    0.80%       8.18      8.22       29,883      245,479      41.94%     42.23%      0.00%
            2008                 0.60%    0.80%       5.76      5.78       13,195       76,262     -42.31%    -42.19%      0.35%
            2007       8/20/07   0.60%    0.80%       9.99     10.00        2,565       25,646       4.82%      5.23%      0.35%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH
            2009                 0.50%    0.80%       8.39     14.83      108,643    1,348,655      45.18%     45.61%      0.11%
            2008                 0.50%    0.80%       6.54     10.22       90,299      768,800     -43.23%    -43.06%      0.00%
            2007                 0.50%    0.80%      14.94     18.00       89,421    1,343,702      12.68%     12.91%      0.00%
            2006                 0.60%    0.80%      13.25     15.97       14,619      201,073       8.40%      8.62%      0.00%
            2005                 0.60%    0.80%      12.23     14.73       12,051      152,900       8.94%      8.94%      0.00%
LVIP TEMPLETON GROWTH
            2009                 0.50%    0.60%       7.77      7.79       25,596      199,000      27.33%     27.47%      2.33%
            2008                 0.50%    0.80%       6.10      6.11       13,502       82,413     -38.14%    -38.07%      3.26%
            2007       7/18/07   0.50%    0.60%       9.87      9.87        2,507       24,742      -3.45%     -0.17%      2.93%
LVIP TURNER MID-CAP GROWTH
            2009                 0.50%    0.80%       8.16      8.22       72,307      591,591      47.24%     47.68%      0.00%
            2008                 0.50%    0.80%       5.56      5.57       52,027      288,856     -49.61%    -49.55%      0.00%
            2007       6/22/07   0.50%    0.60%      11.03     11.04       15,069      166,288       7.45%      8.11%      0.00%
LVIP WELLS FARGO INTRINSIC VALUE
            2009                 0.10%    0.80%       7.02     10.70      307,618    3,173,032      22.32%     22.69%      1.22%
            2008                 0.50%    0.80%       6.73      8.75      299,879    2,548,489     -38.81%    -38.63%      1.55%
            2007                 0.50%    0.80%      12.44     14.30      286,146    4,010,177       3.52%      3.73%      1.20%
            2006                 0.60%    0.80%      11.99     13.81      291,893    3,987,045      10.38%     10.60%      1.33%
            2005                 0.60%    0.80%      12.29     12.51      260,840    3,242,048       3.66%      3.66%      1.16%
LVIP WILSHIRE 2010 PROFILE
            2009                 0.60%    0.80%       9.79      9.84       43,868      431,003      23.42%     23.66%      1.99%
            2008       2/11/08   0.60%    0.80%       7.93      7.96       14,144      112,521     -21.29%    -18.50%      5.32%
LVIP WILSHIRE 2020 PROFILE
            2009                 0.50%    0.80%       9.41      9.43       42,405      398,314      24.91%     25.00%      2.09%
            2008                 0.50%    0.60%       7.53      7.54       11,418       85,988     -27.33%    -27.26%      2.38%
            2007       8/29/07   0.50%    0.60%      10.36     10.37        3,514       36,414       0.92%      5.08%      0.41%
LVIP WILSHIRE 2030 PROFILE
            2009                 0.50%    0.80%       9.11      9.19      133,846    1,225,610      26.93%     27.31%      1.96%
            2008                 0.50%    0.80%       7.22      7.22       64,121      461,742     -31.12%    -31.12%      1.14%
            2007       11/6/07   0.50%    0.50%      10.48     10.48       19,064      199,726      -1.98%     -1.98%      0.40%
LVIP WILSHIRE 2040 PROFILE
            2009                 0.60%    0.80%       8.59      8.59       75,993      650,035      30.17%     30.17%      1.96%
            2008                 0.50%    0.60%       6.61      6.61       13,099       86,457     -35.87%    -35.87%      0.99%
            2007       12/28/07  0.50%    0.50%      10.30     10.30        2,220       22,864      -0.43%     -0.43%      0.00%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
LVIP WILSHIRE AGGRESSIVE PROFILE
            2009                 0.50%    0.80%   $   7.85  $  11.15      191,868  $ 1,922,563      29.75%     30.14%      6.81%
            2008                 0.50%    0.80%       7.07      8.57      180,264    1,376,821     -40.93%    -40.76%      0.68%
            2007                 0.50%    0.80%      14.48     14.48       81,918    1,118,812      10.35%     10.35%      1.29%
            2006       3/21/06   0.60%    0.60%      13.13     13.13       11,103      145,729       9.55%      9.55%      0.86%
LVIP WILSHIRE CONSERVATIVE PROFILE
            2009                 0.50%    0.80%      11.49     12.36      144,434    1,762,258      23.83%     24.23%      4.36%
            2008                 0.50%    0.80%       9.25      9.96       72,580      717,557     -19.09%    -18.85%      2.31%
            2007                 0.50%    0.80%      12.22     12.29       50,442      615,005       6.92%      7.13%      1.98%
            2006                 0.60%    0.80%      11.43     11.47       42,748      489,207       8.47%      8.69%      1.73%
            2005       9/16/05   0.60%    0.80%      10.54     10.55       38,918      410,247       0.56%      1.68%      0.00%
LVIP WILSHIRE MODERATE PROFILE
            2009                 0.10%    0.80%       9.52     12.16      771,394    8,590,830      27.02%     27.40%      4.77%
            2008                 0.50%    0.80%       8.49      9.55      568,941    4,984,877     -27.20%    -26.98%      2.36%
            2007                 0.50%    0.80%      13.03     13.10      315,304    3,900,961       8.40%      8.61%      2.49%
            2006                 0.60%    0.80%      12.02     12.06       69,278      834,879      11.14%     11.37%      1.17%
            2005       11/2/05   0.60%    0.80%      10.81     10.83       26,980      291,980       2.22%      2.36%      0.00%
LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE
            2009                 0.10%    0.80%       8.65     11.61      911,896    9,823,900      28.00%     28.39%      4.80%
            2008                 0.50%    0.80%       7.80      9.05      736,875    6,292,005     -33.95%    -33.75%      1.37%
            2007                 0.50%    0.80%      11.78     13.68      214,601    2,825,311       8.94%      9.26%      2.25%
            2006                 0.50%    0.80%      12.49     12.53       76,877      916,473      13.23%     13.46%      1.75%
            2005       8/15/05   0.60%    0.80%      11.03     11.04       20,618      227,416      -0.42%      2.82%      0.00%
M FUND BRANDES INTERNATIONAL EQUITY
            2009                 0.50%    0.80%       7.34     19.39       84,915    1,259,527      24.28%     24.66%      2.36%
            2008                 0.50%    0.80%       7.35     15.60      113,840    1,346,840     -40.32%    -40.14%      3.91%
            2007                 0.50%    0.80%      12.28     26.14      108,775    2,225,907       7.15%      7.47%      2.16%
            2006                 0.50%    0.80%      16.35     24.40      101,474    1,977,353      25.77%     26.02%      1.54%
            2005                 0.60%    0.80%      19.40     19.40       77,722    1,329,658       9.67%      9.67%      1.89%
M FUND BUSINESS OPPORTUNITY VALUE
            2009                 0.50%    0.60%       7.82     11.91       48,539      531,912      23.83%     23.96%      0.88%
            2008                 0.50%    0.60%       7.43      9.62       26,349      226,092     -34.88%    -34.81%      0.04%
            2007                 0.50%    0.60%      11.39     14.77       17,031      228,147       4.81%      4.91%      1.12%
            2006                 0.50%    0.60%      14.10     14.10        7,237       95,937      13.21%     13.21%      0.94%
            2005       3/17/05   0.60%    0.60%      12.45     12.45        2,365       29,451       8.36%      8.36%      1.46%
M FUND FRONTIER CAPITAL APPRECIATION
            2009                 0.50%    0.80%       8.57     18.92       50,385      778,891      47.42%     47.86%      0.04%
            2008                 0.50%    0.80%       6.46     12.83       78,194      803,848     -42.49%    -42.32%      0.00%
            2007                 0.50%    0.80%      16.95     22.31       67,996    1,227,363      11.03%     11.25%      0.00%
            2006                 0.60%    0.80%      15.24     20.10       69,362    1,183,343      15.42%     15.65%      0.00%
            2005                 0.60%    0.80%      17.41     17.41       46,176      727,446      14.21%     14.21%      0.00%
M FUND M LARGE CAP GROWTH
            2009                 0.50%    0.80%       7.76     14.03       75,377      947,078      36.31%     36.72%      0.62%
            2008                 0.50%    0.80%       6.29     10.29       91,193      837,856     -49.38%    -49.23%      0.02%
            2007                 0.50%    0.80%      16.92     20.34       62,768    1,138,627      21.45%     21.70%      0.46%
            2006                 0.60%    0.80%      13.91     16.74       39,480      606,055       7.65%      7.87%      0.71%
            2005                 0.60%    0.80%      15.55     15.55       29,935      439,415      13.01%     13.01%      0.57%
MFS VIT CORE EQUITY
            2009                 0.60%    0.80%      10.50     12.90       50,706      580,465      31.38%     31.64%      1.66%
            2008                 0.60%    0.80%       7.99      9.82       55,844      483,505     -39.64%    -39.52%      0.78%
            2007                 0.60%    0.80%      13.24     16.27       54,254      779,912      10.26%     10.48%      0.34%
            2006                 0.60%    0.80%      12.00     14.75       51,384      679,681      12.89%     13.12%      0.45%
            2005                 0.60%    0.80%      10.63     13.07       53,280      623,258       0.88%      0.88%      0.73%
MFS VIT GROWTH
            2009                 0.60%    0.80%       5.96     15.59      806,070    6,505,627      36.58%     36.85%      0.32%
            2008                 0.60%    0.80%       4.36     11.41      841,046    4,974,112     -37.92%    -37.79%      0.23%
            2007                 0.60%    0.80%       7.03     18.39      893,622    8,464,685      20.21%     20.45%      0.00%
            2006                 0.60%    0.80%       5.85     15.30      858,918    6,856,597       7.03%      7.25%      0.00%
            2005                 0.60%    0.80%       5.46     14.29      891,556    6,584,972       8.32%      8.32%      0.00%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
MFS VIT TOTAL RETURN
            2009                 0.50%    0.80%   $   8.83  $  15.43    1,182,987  $16,549,287      17.09%     17.44%      3.58%
            2008                 0.50%    0.80%       8.73     13.18    1,164,594   13,966,695     -22.75%    -22.52%      3.09%
            2007                 0.50%    0.80%      11.27     17.06    1,223,783   19,003,484       3.38%      3.70%      2.67%
            2006                 0.50%    0.80%      12.44     16.50    1,446,474   21,858,456      11.00%     11.22%      2.30%
            2005                 0.60%    0.80%      11.19     14.87    1,454,431   19,926,317       2.00%      2.20%      1.99%
MFS VIT UTILITIES
            2009                 0.10%    0.80%       8.69     27.89      670,448   11,993,015      32.16%     32.55%      5.06%
            2008                 0.50%    0.80%       9.95     21.10      732,088   10,072,633     -38.17%    -37.98%      1.52%
            2007                 0.50%    0.80%      16.05     34.13      746,076   16,697,622      26.88%     27.26%      0.92%
            2006                 0.50%    0.80%      15.31     26.90      693,323   12,254,524      30.22%     30.48%      1.97%
            2005                 0.60%    0.80%      11.76     20.66      687,111    9,335,704      15.91%     16.14%      0.57%
NB AMT MID-CAP GROWTH
            2009                 0.50%    0.80%       7.48     15.45    1,130,900   10,272,522      30.55%     30.94%      0.00%
            2008                 0.50%    0.80%       5.73     11.84    1,030,583    7,165,368     -43.82%    -43.65%      0.00%
            2007                 0.50%    0.80%      10.20     21.07    1,045,772   12,834,285      21.55%     21.92%      0.00%
            2006                 0.50%    0.80%       8.39     17.33    1,129,070   11,356,402      13.78%     14.01%      0.00%
            2005                 0.60%    0.80%       7.38     15.23    1,067,271    9,277,381      12.84%     13.06%      0.00%
NB AMT PARTNERS
            2009                 0.80%    0.80%      11.27     12.06      130,659    1,542,861      54.83%     54.83%      2.50%
            2008                 0.80%    0.80%       7.28      7.79      203,440    1,562,004     -52.77%    -52.77%      0.55%
            2007                 0.80%    0.80%      15.42     16.50      188,830    3,064,266       8.46%      8.46%      0.63%
            2006                 0.80%    0.80%      14.21     15.21      204,185    3,034,110      11.35%     11.35%      0.78%
            2005                 0.80%    0.80%      12.76     13.66      183,795    2,452,790      17.11%     17.11%      1.02%
NB AMT REGENCY
            2009                 0.50%    0.80%       8.46     14.96      214,905    2,870,568      45.39%     45.83%      1.79%
            2008                 0.50%    0.80%       5.80     10.29      246,469    2,252,426     -46.25%    -46.09%      1.22%
            2007                 0.50%    0.80%      10.77     19.15      268,776    4,613,432       2.48%      2.79%      0.45%
            2006                 0.50%    0.80%      14.27     18.68      249,584    4,235,977      10.28%     10.50%      0.43%
            2005                 0.60%    0.80%      12.92     16.94      272,526    4,339,310      11.11%     11.33%      0.09%
PIMCO VIT COMMODITY REAL RETURN ADMINISTRATIVE CLASS
            2009       6/8/09    0.10%    0.80%      12.57     12.62       38,706      487,139      13.28%     26.15%      8.13%
PREMIER VIT OPCAP GLOBAL EQUITY
            2008                 0.00%    0.00%         --        --           --           --       0.00%      0.00%      1.51%
            2007                 0.80%    0.80%      17.71     17.71       27,248      482,481       6.55%      6.55%      0.81%
            2006                 0.80%    0.80%      16.62     16.62       34,296      569,959      20.10%     20.10%      0.84%
            2005                 0.80%    0.80%      13.84     13.84       35,530      491,653       6.18%      6.18%      0.32%
PREMIER VIT OPCAP MANAGED
            2009                 0.80%    0.80%      11.46     11.46       35,244      403,742      23.71%     23.71%      2.44%
            2008                 0.80%    0.80%       9.26      9.26       35,212      326,065     -30.33%    -30.33%      3.34%
            2007                 0.80%    0.80%      13.29     13.29       44,938      597,247       2.23%      2.23%      2.17%
            2006                 0.80%    0.80%      13.00     13.00       45,989      597,863       8.78%      8.78%      1.91%
            2005                 0.80%    0.80%      11.95     11.95       57,054      681,858       4.44%      4.44%      1.23%
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
            2009                 0.80%    0.80%      11.55     13.82       32,861      393,684      25.00%     25.00%      0.00%
            2008                 0.80%    0.80%       9.24     11.05       36,618      360,265     -17.73%    -17.73%      0.00%
            2007                 0.80%    0.80%      11.23     13.44       76,817      892,386      -1.39%     -1.35%      0.78%
            2006                 0.80%    0.80%      11.38     13.62       77,231      907,766       1.97%      1.97%      0.30%
            2005                 0.80%    0.80%      11.16     13.36       61,283      709,225      12.29%     12.30%      0.05%
PUTNAM VT GROWTH & INCOME CLASS IB
            2009                 0.80%    0.80%       9.99     11.40       68,422      692,959      28.78%     28.78%      2.61%
            2008                 0.80%    0.80%       7.76      8.85       46,856      369,505     -39.19%    -39.19%      2.13%
            2007                 0.80%    0.80%      12.76     14.55       50,856      657,604      -6.79%     -6.79%      1.62%
            2006                 0.80%    0.80%      13.69     15.61       84,717    1,167,909      14.99%     14.99%      1.50%
            2005                 0.80%    0.80%      11.91     13.58       74,441      891,344       4.39%      4.39%      1.55%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2009.

                                                        AGGREGATE      AGGREGATE
                                                         COST OF       PROCEEDS
                                                        PURCHASES     FROM SALES
--------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                          $   933,694   $ 1,403,495
AIM V.I. Core Equity                                     1,642,118     2,058,034
AIM V.I. Diversified Income                                276,558       235,030
AIM V.I. International Growth                              634,531       753,299
ABVPSF Global Thematic Growth Class A                      200,241       369,997
ABVPSF Growth and Income Class A                           525,710       917,592
ABVPSF International Value Class A                         695,320       448,258
ABVPSF Large Cap Growth Class A                            434,451       237,882
ABVPSF Small/Mid Cap Value Class A                       1,049,765     1,040,984
American Century VP Inflation Protection                 2,448,078     1,611,497
American Funds Global Growth Class 2                     1,390,809       858,628
American Funds Global Small Capitalization Class 2       1,415,840     1,163,728
American Funds Growth Class 2                            3,748,880     4,775,127
American Funds Growth-Income Class 2                     3,939,521     3,478,178
American Funds International Class 2                     2,463,584     2,834,129
BlackRock Global Allocation V.I.                         2,915,437       146,205
Delaware VIP Diversified Income                          3,979,477     1,743,254
Delaware VIP Emerging Markets                            2,933,610     1,563,815
Delaware VIP High Yield                                  4,373,175     3,290,596
Delaware VIP Limited-Term Diversified Income               547,303       224,137
Delaware VIP REIT                                        2,159,252     1,412,653
Delaware VIP Small Cap Value                             1,026,438     1,982,420
Delaware VIP Trend                                       1,495,378     1,211,442
Delaware VIP U.S. Growth                                   479,336       169,582
Delaware VIP Value                                       1,348,992     1,731,389
DWS VIP Alternative Asset Allocation Plus Class A           99,359         1,326
DWS VIP Equity 500 Index Class A                         4,157,821     5,109,909
DWS VIP Small Cap Index Class A                          1,205,346       690,491
Fidelity VIP Asset Manager                                  78,414       483,024

                                                        AGGREGATE      AGGREGATE
                                                         COST OF       PROCEEDS
                                                        PURCHASES     FROM SALES
--------------------------------------------------------------------------------
Fidelity VIP Contrafund Service Class                  $ 3,146,069   $ 2,750,736
Fidelity VIP Equity-Income                                 201,921       466,558
Fidelity VIP Equity-Income Service Class                   206,748       537,801
Fidelity VIP Growth Service Class                        1,229,280       654,792
Fidelity VIP Growth Opportunities Service Class            144,687       293,480
Fidelity VIP High Income Service Class                     694,924       536,043
Fidelity VIP Investment Grade Bond                       1,050,255       710,856
Fidelity VIP Mid Cap Service Class                         902,332       491,259
Fidelity VIP Overseas Service Class                        666,769       467,291
FTVIPT Franklin Income Securities                        1,346,521       498,213
FTVIPT Franklin Small-Mid Cap Growth Securities            796,458       557,123
FTVIPT Mutual Shares Securities                            587,925       146,156
FTVIPT Templeton Foreign Securities                        549,676       663,658
FTVIPT Templeton Foreign Securities Class 2                564,260       818,442
FTVIPT Templeton Global Asset Allocation                   395,592       264,853
FTVIPT Templeton Global Bond Securities                  2,193,322       441,604
FTVIPT Templeton Growth Securities                         345,371       934,313
FTVIPT Templeton Growth Securities Class 2                 524,861       346,336
Janus Aspen Series Balanced                              2,055,769     1,820,367
Janus Aspen Series Balanced Service Shares                 298,172       166,966
Janus Aspen Series Enterprise Service Shares               118,085       698,840
Janus Aspen Series Global Technology Service Shares      1,089,491       203,469
Janus Aspen Series Worldwide                             1,251,948       926,014
Janus Aspen Series Worldwide Service Shares                 92,644       201,588
LVIP Baron Growth Opportunities                              3,407        12,354
LVIP Baron Growth Opportunities Service Class              621,050     1,011,916
LVIP Capital Growth                                         32,687       219,462
LVIP Cohen & Steers Global Real Estate                     528,986       310,376
LVIP Columbia Value Opportunities                           94,651       114,898
LVIP Delaware Bond                                       7,261,240     5,375,065
LVIP Delaware Foundation Aggressive Allocation             435,957       265,456
LVIP Delaware Growth and Income                             70,893        43,811
LVIP Delaware Social Awareness                              81,640       133,956
LVIP Delaware Special Opportunities                        113,825       141,060
LVIP Global Income                                         108,321         1,438
LVIP Janus Capital Appreciation                            508,320       572,027
LVIP Marsico International Growth                          344,156       433,328
LVIP MFS Value                                           1,110,246     1,164,954
LVIP Mid-Cap Value                                         139,464       105,247
LVIP Mondrian International Value                        1,281,531     1,465,371
LVIP Money Market                                       29,022,938    27,520,549
LVIP SSgA Bond Index                                       941,014       640,994
LVIP SSgA Developed International 150                       29,093        22,765
LVIP SSgA Emerging Markets 100                             786,240       328,847
LVIP SSgA International Index                            1,094,926       865,020
LVIP SSgA Large Cap 100                                  1,594,692     1,589,901
LVIP SSgA S&P 500 Index                                  2,700,766     1,686,812
LVIP SSgA Small-Cap Index                                  206,854        72,698
LVIP SSgA Small-Mid Cap 200                                 81,709        70,708
LVIP T. Rowe Price Growth Stock                            126,816        34,536
LVIP T. Rowe Price Structured Mid-Cap Growth               644,680       447,074
LVIP Templeton Growth                                      103,378        20,421
LVIP Turner Mid-Cap Growth                                 364,757       247,462
LVIP Wells Fargo Intrinsic Value                           396,039       369,433
LVIP Wilshire 2010 Profile                                 279,376        34,495
LVIP Wilshire 2020 Profile                                 310,864        66,185
LVIP Wilshire 2030 Profile                                 613,204        56,590
LVIP Wilshire 2040 Profile                                 535,684        82,137
LVIP Wilshire Aggressive Profile                           466,411       151,713
LVIP Wilshire Conservative Profile                       1,161,686       385,823
LVIP Wilshire Moderate Profile                           3,055,230       655,220

                                                        AGGREGATE      AGGREGATE
                                                         COST OF       PROCEEDS
                                                        PURCHASES     FROM SALES
--------------------------------------------------------------------------------
LVIP Wilshire Moderately Aggressive Profile            $ 3,114,961   $ 1,034,550
M Fund Brandes International Equity                        216,101       482,189
M Fund Business Opportunity Value                          214,770        22,940
M Fund Frontier Capital Appreciation                        99,073       382,776
M Fund M Large Cap Growth                                  107,445       248,510
MFS VIT Core Equity                                         85,197       126,741
MFS VIT Growth                                             551,407       890,355
MFS VIT Total Return                                     2,370,930     1,805,929
MFS VIT Utilities                                        1,656,160     2,256,750
NB AMT Mid-Cap Growth                                    1,660,171       927,787
NB AMT Partners                                            333,576       695,755
NB AMT Regency                                             360,460       623,646
PIMCO VIT Commodity Real Return Administrative Class       528,755        37,149
Premier VIT OPCAP Managed                                   32,151        25,689
Putnam VT Global Health Care Class IB                      220,768       220,990
Putnam VT Growth & Income Class IB                         212,383        30,497

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2009.

                                                                     NET
                                                         SHARES     ASSET    FAIR VALUE
                                                          OWNED     VALUE     OF SHARES   COST OF SHARES
--------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                            502,895   $20.33   $10,223,853     $12,622,305
AIM V.I. Core Equity                                     512,888    24.92    12,781,159      12,671,700
AIM V.I. Diversified Income                               98,876     5.88       581,391         738,544
AIM V.I. International Growth                            220,646    26.01     5,738,995       5,109,116
ABVPSF Global Thematic Growth Class A                     67,676    16.73     1,132,214       1,046,094
ABVPSF Growth and Income Class A                         393,293    15.20     5,978,059       8,404,908
ABVPSF International Value Class A                       167,843    14.70     2,467,288       3,234,519
ABVPSF Large Cap Growth Class A                           67,508    25.36     1,711,997       1,639,423
ABVPSF Small/Mid Cap Value Class A                       542,417    13.41     7,273,807       8,174,591
American Century VP Inflation Protection                 644,318    10.74     6,919,971       6,703,194
American Funds Global Growth Class 2                     407,800    19.50     7,952,097       8,180,839
American Funds Global Small Capitalization Class 2       594,013    17.75    10,543,731      11,102,908
American Funds Growth Class 2                            983,506    46.10    45,339,630      49,189,359
American Funds Growth-Income Class 2                   1,109,898    31.18    34,606,609      36,993,704
American Funds International Class 2                   1,228,125    17.11    21,013,220      21,397,401
BlackRock Global Allocation V.I.                         186,609    14.92     2,784,207       2,770,297
Delaware VIP Diversified Income                          983,951    10.98    10,803,781       9,659,128
Delaware VIP Emerging Markets                            815,946    18.87    15,396,894      14,102,697
Delaware VIP High Yield                                2,047,538     5.67    11,609,541      10,481,383
Delaware VIP Limited-Term Diversified Income             123,278    10.01     1,234,017       1,176,011
Delaware VIP REIT                                        995,823     7.75     7,717,631      11,551,193
Delaware VIP Small Cap Value                             760,366    24.31    18,484,486      19,150,372
Delaware VIP Trend                                       439,433    25.70    11,293,439      11,617,173
Delaware VIP U.S. Growth                                 136,125     7.16       974,657         923,886
Delaware VIP Value                                       608,325    14.60     8,881,541      11,035,351
DWS VIP Alternative Asset Allocation Plus Class A          7,908    12.63        99,872          98,047
DWS VIP Equity 500 Index Class A                       3,142,562    11.69    36,736,549      37,599,450
DWS VIP Small Cap Index Class A                          555,387     9.90     5,498,333       6,456,071
Fidelity VIP Asset Manager                                63,148    13.00       820,922         921,380
Fidelity VIP Contrafund Service Class                  1,300,035    20.55    26,715,725      32,050,606
Fidelity VIP Equity-Income                               153,293    16.81     2,576,856       3,390,231
Fidelity VIP Equity-Income Service Class                 107,581    16.75     1,801,981       2,405,028
Fidelity VIP Growth Service Class                        203,071    29.96     6,084,016       6,456,499
Fidelity VIP Growth Opportunities Service Class           75,350    14.48     1,091,072       1,152,627
Fidelity VIP High Income Service Class                   379,879     5.26     1,998,166       2,125,534
Fidelity VIP Investment Grade Bond                       233,468    12.48     2,913,675       2,893,445

                                                                     NET
                                                         SHARES     ASSET    FAIR VALUE
                                                          OWNED     VALUE     OF SHARES   COST OF SHARES
--------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Service Class                       141,883   $25.41   $ 3,605,249     $ 3,887,340
Fidelity VIP Overseas Service Class                      259,246    14.99     3,886,096       4,688,460
FTVIPT Franklin Income Securities                        191,841    14.43     2,768,269       2,630,948
FTVIPT Franklin Small-Mid Cap Growth Securities          223,049    17.36     3,872,137       4,033,159
FTVIPT Mutual Shares Securities                          137,772    14.75     2,032,141       2,414,396
FTVIPT Templeton Foreign Securities                      333,496    13.68     4,562,228       5,198,525
FTVIPT Templeton Foreign Securities Class 2              326,780    13.45     4,395,186       4,558,492
FTVIPT Templeton Global Asset Allocation                 195,230     9.35     1,825,396       2,661,488
FTVIPT Templeton Global Bond Securities                  227,187    17.72     4,025,749       3,826,307
FTVIPT Templeton Growth Securities                       321,470    10.56     3,394,727       4,151,877
FTVIPT Templeton Growth Securities Class 2               182,753    10.40     1,900,628       2,048,256
Janus Aspen Series Balanced                              365,185    26.88     9,816,168       9,026,592
Janus Aspen Series Balanced Service Shares                59,838    27.93     1,671,268       1,533,040
Janus Aspen Series Enterprise Service Shares              67,105    29.90     2,006,441       1,901,952
Janus Aspen Series Global Technology Service Shares      579,098     4.55     2,634,895       2,457,839
Janus Aspen Series Worldwide                             271,301    26.18     7,102,655       7,767,471
Janus Aspen Series Worldwide Service Shares               54,302    25.93     1,408,055       1,357,847
LVIP Baron Growth Opportunities                              787    24.11        18,977          20,791
LVIP Baron Growth Opportunities Service Class            180,893    23.95     4,332,559       4,418,195
LVIP Capital Growth                                        1,602    21.54        34,504          33,921
LVIP Cohen & Steers Global Real Estate                   140,714     6.33       890,018         866,849
LVIP Columbia Value Opportunities                         14,662     8.46       123,996         129,860
LVIP Delaware Bond                                     2,741,629    13.32    36,523,981      34,987,737
LVIP Delaware Foundation Aggressive Allocation           224,074    11.30     2,532,709       2,889,563
LVIP Delaware Growth and Income                           13,946    25.88       360,961         422,371
LVIP Delaware Social Awareness                            26,715    27.56       736,346         814,503
LVIP Delaware Special Opportunities                       12,315    30.30       373,183         375,957
LVIP Global Income                                        10,102    10.82       109,270         106,939
LVIP Janus Capital Appreciation                          151,293    19.45     2,942,505       2,955,391
LVIP Marsico International Growth                         78,159    11.14       870,302       1,001,054
LVIP MFS Value                                            69,798    20.68     1,443,149       1,369,443
LVIP Mid-Cap Value                                        28,127    11.47       322,557         290,429
LVIP Mondrian International Value                        543,943    15.59     8,481,700       9,634,466
LVIP Money Market                                      3,815,746    10.00    38,157,456      38,157,452
LVIP SSgA Bond Index                                      48,634    10.56       513,378         499,840
LVIP SSgA Developed International 150                      1,413     8.07        11,397          10,852
LVIP SSgA Emerging Markets 100                            57,097    11.04       630,463         486,484
LVIP SSgA International Index                             51,390     7.51       385,987         329,157
LVIP SSgA Large Cap 100                                   13,147     8.77       115,349         108,501
LVIP SSgA S&P 500 Index                                  370,375     7.77     2,877,071       2,786,223
LVIP SSgA Small-Cap Index                                 27,904    14.26       397,863         398,573
LVIP SSgA Small-Mid Cap 200                                4,801    10.23        49,092          41,488
LVIP T. Rowe Price Growth Stock                           15,991    15.19       242,856         214,163
LVIP T. Rowe Price Structured Mid-Cap Growth             119,997    11.24     1,348,892       1,344,557
LVIP Templeton Growth                                      8,166    24.37       199,003         200,529
LVIP Turner Mid-Cap Growth                                66,690     8.87       591,608         494,548
LVIP Wells Fargo Intrinsic Value                         277,369    11.44     3,173,099       4,146,368
LVIP Wilshire 2010 Profile                                45,033     9.57       431,011         380,265
LVIP Wilshire 2020 Profile                                43,286     9.20       398,321         350,640
LVIP Wilshire 2030 Profile                               134,744     9.10     1,225,631       1,177,239
LVIP Wilshire 2040 Profile                                75,585     8.60       650,178         552,681
LVIP Wilshire Aggressive Profile                         200,667     9.58     1,922,594       2,401,684
LVIP Wilshire Conservative Profile                       156,135    11.29     1,762,291       1,592,852
LVIP Wilshire Moderate Profile                           782,891    10.96     8,583,616       8,695,413
LVIP Wilshire Moderately Aggressive Profile              943,115    10.42     9,823,481      10,836,592
M Fund Brandes International Equity                      108,863    11.57     1,259,551       1,644,910
M Fund Business Opportunity Value                         55,992     9.50       531,921         531,261
M Fund Frontier Capital Appreciation                      38,051    20.47       778,906         812,885
M Fund M Large Cap Growth                                 71,533    13.24       947,097       1,098,763
MFS VIT Core Equity                                       43,030    13.49       580,478         538,803
MFS VIT Growth                                           303,583    21.43     6,505,782       6,113,810

                                                                     NET
                                                         SHARES     ASSET    FAIR VALUE
                                                          OWNED     VALUE     OF SHARES   COST OF SHARES
--------------------------------------------------------------------------------------------------------
MFS VIT Total Return                                     947,056   $17.48   $16,554,533     $17,740,831
MFS VIT Utilities                                        523,133    22.92    11,990,213      11,896,548
NB AMT Mid-Cap Growth                                    483,631    21.24    10,272,318       8,834,773
NB AMT Partners                                          157,281     9.81     1,542,926       2,186,179
NB AMT Regency                                           234,146    12.26     2,870,626       3,079,401
PIMCO VIT Commodity Real Return Administrative Class      56,284     8.60       484,038         491,866
Premier VIT OPCAP Managed                                 13,747    29.37       403,751         508,736
Putnam VT Global Health Care Class IB                     32,566    12.16       396,006         388,227
Putnam VT Growth & Income Class IB                        48,123    14.40       692,974         854,659

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2009, is as follows:

                                                           UNITS       UNITS     NET INCREASE
                                                          ISSUED     REDEEMED     (DECREASE)
---------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                             322,392     (423,509)    (101,117)
AIM V.I. Core Equity                                      268,406     (341,929)     (73,523)
AIM V.I. Diversified Income                                23,484      (24,305)        (821)
AIM V.I. International Growth                              67,912      (88,344)     (20,432)
ABVPSF Global Thematic Growth Class A                      25,842      (38,653)     (12,811)
ABVPSF Growth and Income Class A                           74,148     (138,045)     (63,897)
ABVPSF International Value Class A                        129,205      (88,689)      40,516
ABVPSF Large Cap Growth Class A                            48,636      (25,693)      22,943
ABVPSF Small/Mid Cap Value Class A                         95,257     (112,909)     (17,652)
American Century VP Inflation Protection                  243,104     (177,136)      65,968
American Funds Global Growth Class 2                      138,865      (93,070)      45,795
American Funds Global Small Capitalization Class 2        175,191     (157,665)      17,526
American Funds Growth Class 2                             817,225     (936,077)    (118,852)
American Funds Growth-Income Class 2                      581,371     (535,154)      46,217
American Funds International Class 2                      298,303     (305,207)      (6,904)
BlackRock Global Allocation V.I.                          243,008       (4,597)     238,411
Delaware VIP Diversified Income                           322,606     (188,701)     133,905
Delaware VIP Emerging Markets                             168,039     (142,433)      25,606
Delaware VIP High Yield                                   278,881     (245,654)      33,227
Delaware VIP Limited-Term Diversified Income               44,254      (17,712)      26,542
Delaware VIP REIT                                         186,545     (137,124)      49,421
Delaware VIP Small Cap Value                              139,250     (211,182)     (71,932)
Delaware VIP Trend                                        247,451     (172,138)      75,313
Delaware VIP U.S. Growth                                   47,342      (12,814)      34,528
Delaware VIP Value                                        164,342     (239,653)     (75,311)
DWS VIP Alternative Asset Allocation Plus Class A           8,771         (148)       8,623
DWS VIP Equity 500 Index Class A                          649,093     (825,300)    (176,207)
DWS VIP Small Cap Index Class A                           110,780      (91,421)      19,359
Fidelity VIP Asset Manager                                  5,850      (44,248)     (38,398)
Fidelity VIP Contrafund Service Class                     444,883     (413,205)      31,678
Fidelity VIP Equity-Income                                 24,209      (54,095)     (29,886)
Fidelity VIP Equity-Income Service Class                   22,949      (65,365)     (42,416)
Fidelity VIP Growth Service Class                         237,096     (128,467)     108,629
Fidelity VIP Growth Opportunities Service Class            36,919      (65,511)     (28,592)
Fidelity VIP High Income Service Class                     65,844      (58,298)       7,546
Fidelity VIP Investment Grade Bond                         55,510      (46,462)       9,048
Fidelity VIP Mid Cap Service Class                        114,472      (66,089)      48,383
Fidelity VIP Overseas Service Class                        79,914      (49,270)      30,644
FTVIPT Franklin Income Securities                         133,719      (55,057)      78,662
FTVIPT Franklin Small-Mid Cap Growth Securities            98,637      (72,707)      25,930
FTVIPT Mutual Shares Securities                            77,079      (27,679)      49,400
FTVIPT Templeton Foreign Securities                        28,841      (60,579)     (31,738)
FTVIPT Templeton Foreign Securities Class 2                37,561      (89,310)     (51,749)
FTVIPT Templeton Global Asset Allocation                   15,043      (17,930)      (2,887)

                                                           UNITS       UNITS     NET INCREASE
                                                          ISSUED     REDEEMED     (DECREASE)
---------------------------------------------------------------------------------------------
FTVIPT Templeton Global Bond Securities                   143,905      (44,330)      99,575
FTVIPT Templeton Growth Securities                         31,786      (95,414)     (63,628)
FTVIPT Templeton Growth Securities Class 2                 46,686      (30,147)      16,539
Janus Aspen Series Balanced                               137,743     (151,683)     (13,940)
Janus Aspen Series Balanced Service Shares                 13,868      (10,043)       3,825
Janus Aspen Series Enterprise Service Shares               16,821      (65,205)     (48,384)
Janus Aspen Series Global Technology Service Shares       303,163      (61,826)     241,337
Janus Aspen Series Worldwide                              251,869     (177,006)      74,863
Janus Aspen Series Worldwide Service Shares                11,711      (25,552)     (13,841)
LVIP Baron Growth Opportunities                               470       (1,353)        (883)
LVIP Baron Growth Opportunities Service Class              82,936     (109,764)     (26,828)
LVIP Capital Growth                                         3,960      (28,492)     (24,532)
LVIP Cohen & Steers Global Real Estate                     90,559      (63,945)      26,614
LVIP Columbia Value Opportunities                          13,308      (14,654)      (1,346)
LVIP Delaware Bond                                        650,174     (550,447)      99,727
LVIP Delaware Foundation Aggressive Allocation             46,202      (32,590)      13,612
LVIP Delaware Growth and Income                            10,848       (6,740)       4,108
LVIP Delaware Social Awareness                              7,091      (16,479)      (9,388)
LVIP Delaware Special Opportunities                        21,959      (23,467)      (1,508)
LVIP Global Income                                         10,331         (136)      10,195
LVIP Janus Capital Appreciation                            66,292      (81,364)     (15,072)
LVIP Marsico International Growth                          57,474      (66,902)      (9,428)
LVIP MFS Value                                            134,635     (127,106)       7,529
LVIP Mid-Cap Value                                         27,004      (20,471)       6,533
LVIP Mondrian International Value                         114,919     (134,500)     (19,581)
LVIP Money Market                                       3,359,966   (3,136,064)     223,902
LVIP SSgA Bond Index                                       91,054      (61,770)      29,284
LVIP SSgA Developed International 150                       4,126       (2,853)       1,273
LVIP SSgA Emerging Markets 100                             62,231      (21,581)      40,650
LVIP SSgA International Index                             147,021      (97,731)      49,290
LVIP SSgA Large Cap 100                                    96,134      (96,639)        (505)
LVIP SSgA S&P 500 Index                                   389,770     (250,754)     139,016
LVIP SSgA Small-Cap Index                                  32,069      (12,045)      20,024
LVIP SSgA Small-Mid Cap 200                                 9,711       (7,895)       1,816
LVIP T. Rowe Price Growth Stock                            21,352       (4,664)      16,688
LVIP T. Rowe Price Structured Mid-Cap Growth               47,104      (28,760)      18,344
LVIP Templeton Growth                                      15,287       (3,193)      12,094
LVIP Turner Mid-Cap Growth                                 32,136      (11,856)      20,280
LVIP Wells Fargo Intrinsic Value                           56,496      (48,757)       7,739
LVIP Wilshire 2010 Profile                                 32,175       (2,451)      29,724
LVIP Wilshire 2020 Profile                                 37,573       (6,586)      30,987
LVIP Wilshire 2030 Profile                                 76,988       (7,263)      69,725
LVIP Wilshire 2040 Profile                                 75,849      (12,955)      62,894
LVIP Wilshire Aggressive Profile                           29,703      (18,099)      11,604
LVIP Wilshire Conservative Profile                        108,207      (36,353)      71,854
LVIP Wilshire Moderate Profile                            297,738      (95,285)     202,453
LVIP Wilshire Moderately Aggressive Profile               310,298     (135,277)     175,021
M Fund Brandes International Equity                        22,021      (50,946)     (28,925)
M Fund Business Opportunity Value                          25,089       (2,899)      22,190
M Fund Frontier Capital Appreciation                       10,569      (38,378)     (27,809)
M Fund M Large Cap Growth                                  11,587      (27,403)     (15,816)
MFS VIT Core Equity                                         8,202      (13,340)      (5,138)
MFS VIT Growth                                            117,735     (152,711)     (34,976)
MFS VIT Total Return                                      210,551     (192,158)      18,393
MFS VIT Utilities                                         109,487     (171,127)     (61,640)
NB AMT Mid-Cap Growth                                     287,017     (186,700)     100,317
NB AMT Partners                                            21,165      (93,946)     (72,781)
NB AMT Regency                                             38,759      (70,323)     (31,564)
PIMCO VIT Commodity Real Return Administrative Class       39,570         (864)      38,706
Premier VIT OPCAP Managed                                   2,538       (2,506)          32
Putnam VT Global Health Care Class IB                      17,612      (21,369)      (3,757)
Putnam VT Growth & Income Class IB                         25,294       (3,728)      21,566

The change in units outstanding for the year ended December 31, 2008, is as follows:

                                                           UNITS       UNITS     NET INCREASE
                                                          ISSUED     REDEEMED     (DECREASE)
---------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                             273,383     (202,026)      71,357
AIM V.I. Core Equity                                      173,151     (247,551)     (74,400)
AIM V.I. Diversified Income                                 3,230      (17,765)     (14,535)
AIM V.I. International Growth                              51,249     (104,493)     (53,244)
ABVPSF Global Thematic Growth Class A                      21,929      (16,370)       5,559
ABVPSF Growth and Income Class A                          111,926      (93,869)      18,057
ABVPSF International Value Class A                        168,940     (103,741)      65,199
ABVPSF Large Cap Growth Class A                            20,426      (18,048)       2,378
ABVPSF Small/Mid Cap Value Class A                        133,982     (102,824)      31,158
American Century VP Inflation Protection                  269,061     (111,386)     157,675
American Funds Global Growth Class 2                      161,233      (58,996)     102,237
American Funds Global Small Capitalization Class 2        185,734     (179,653)       6,081
American Funds Growth Class 2                             828,449     (550,009)     278,440
American Funds Growth-Income Class 2                      586,205     (363,522)     222,683
American Funds International Class 2                      360,862     (190,419)     170,443
Delaware VIP Limited-Term Diversified Income               52,738      (10,115)      42,623
Delaware VIP Diversified Income                           196,989     (142,989)      54,000
Delaware VIP Emerging Markets                             174,814     (106,055)      68,759
Delaware VIP High Yield                                   268,362     (204,420)      63,942
Delaware VIP REIT                                          95,174     (112,730)     (17,556)
Delaware VIP Small Cap Value                              163,201     (215,782)     (52,581)
Delaware VIP Trend                                        184,079     (159,373)      24,706
Delaware VIP U.S. Growth                                   17,277       (8,140)       9,137
Delaware VIP Value                                        230,952     (256,425)     (25,473)
DWS VIP Equity 500 Index Class A                          701,559     (656,899)      44,660
DWS VIP Small Cap Index Class A                            79,764      (88,590)      (8,826)
Fidelity VIP Asset Manager                                 45,288       (5,454)      39,834
Fidelity VIP Contrafund Service Class                     459,993     (322,932)     137,061
Fidelity VIP Equity-Income                                 37,176      (36,002)       1,174
Fidelity VIP Equity-Income Service Class                   29,433      (41,518)     (12,085)
Fidelity VIP Growth Service Class                         159,856     (127,175)      32,681
Fidelity VIP Growth Opportunities Service Class            55,768      (28,698)      27,070
Fidelity VIP High Income Service Class                     14,266      (31,711)     (17,445)
Fidelity VIP Investment Grade Bond                         64,362      (56,047)       8,315
Fidelity VIP Mid Cap Service Class                        133,118      (60,838)      72,280
Fidelity VIP Overseas Service Class                        58,694      (46,866)      11,828
FTVIPT Franklin Income Securities                         120,303      (59,370)      60,933
FTVIPT Franklin Small-Mid Cap Growth Securities            67,198      (40,425)      26,773
FTVIPT Mutual Shares Securities                            65,751      (38,969)      26,782
FTVIPT Templeton Foreign Securities                        81,021      (44,378)      36,643
FTVIPT Templeton Foreign Securities Class 2                49,642      (45,632)       4,010
FTVIPT Templeton Global Asset Allocation                   12,870     (100,066)     (87,196)
FTVIPT Templeton Global Bond Securities                   137,906      (76,818)      61,088
FTVIPT Templeton Growth Securities                         64,691      (88,026)     (23,335)
FTVIPT Templeton Growth Securities Class 2                 11,987      (19,261)      (7,274)
Janus Aspen Series Balanced                                69,314     (115,746)     (46,432)
Janus Aspen Series Balanced Service Shares                  9,782       (8,659)       1,123
Janus Aspen Series Global Technology Service Shares        75,702      (34,895)      40,807
Janus Aspen Series Enterprise Service Shares               58,162      (25,507)      32,655
Janus Aspen Series Worldwide                              197,621     (117,185)      80,436
Janus Aspen Series Worldwide Service Shares                19,775      (12,460)       7,315
LVIP Baron Growth Opportunities                             3,596       (4,210)        (614)
LVIP Baron Growth Opportunities Service Class              71,675      (89,052)     (17,377)
LVIP Capital Growth                                        32,929       (6,568)      26,361
LVIP Cohen & Steers Global Real Estate                     73,194      (26,526)      46,668
LVIP Columbia Value Opportunities                          18,426         (902)      17,524
LVIP Delaware Bond                                        453,125     (625,964)    (172,839)
LVIP Delaware Growth and Income                            18,817       (2,920)      15,897
LVIP Delaware Social Awareness                             13,791      (24,622)     (10,831)

                                                           UNITS       UNITS     NET INCREASE
                                                          ISSUED     REDEEMED     (DECREASE)
---------------------------------------------------------------------------------------------
LVIP Delaware Special Opportunities                        52,656       (5,515)      47,141
LVIP Wells Fargo Intrinsic Value                           72,675      (58,942)      13,733
LVIP Janus Capital Appreciation                            57,407      (39,899)      17,508
LVIP Marsico International Growth                         110,923      (18,109)      92,814
LVIP MFS Value                                            204,605      (34,562)     170,043
LVIP Mid-Cap Value                                         53,825      (33,904)      19,921
LVIP Mondrian International Value                         106,908     (125,061)     (18,153)
LVIP Money Market                                       3,160,028   (2,510,080)     649,948
LVIP SSgA Bond Index                                       20,131       (1,406)      18,725
LVIP SSgA Emerging Markets 100                              2,697          (47)       2,650
LVIP SSgA International Index                               3,206          (49)       3,157
LVIP SSgA Large Cap 100                                    14,509         (282)      14,227
LVIP SSgA S&P 500 Index                                   247,950     (117,803)     130,147
LVIP SSgA Small-Cap Index                                  28,312       (8,972)      19,340
LVIP SSgA Small-Mid Cap 200                                 3,045          (46)       2,999
LVIP T. Rowe Price Growth Stock                            13,704       (3,074)      10,630
LVIP T. Rowe Price Structured Mid-Cap Growth               26,249      (25,371)         878
LVIP Templeton Growth                                      12,244       (1,249)      10,995
LVIP Turner Mid-Cap Growth                                 66,458      (29,500)      36,958
LVIP Delaware Foundation Aggressive Allocation             65,479      (39,796)      25,683
LVIP Wilshire 2010 Profile                                 14,387         (243)      14,144
LVIP Wilshire 2020 Profile                                  8,405         (501)       7,904
LVIP Wilshire 2030 Profile                                 47,275       (2,218)      45,057
LVIP Wilshire 2040 Profile                                 11,632         (753)      10,879
LVIP Wilshire Aggressive Profile                          106,844       (8,498)      98,346
LVIP Wilshire Conservative Profile                         26,562       (4,424)      22,138
LVIP Wilshire Moderate Profile                            309,207      (55,570)     253,637
LVIP Wilshire Moderately Aggressive Profile               575,023      (52,749)     522,274
M Fund Brandes International Equity                        31,980      (26,915)       5,065
M Fund Business Opportunity Value                          10,841       (1,523)       9,318
M Fund Frontier Capital Appreciation                       23,775      (13,577)      10,198
M Fund M Large Cap Growth                                  32,080       (3,655)      28,425
MFS VIT Core Equity                                         5,366       (3,776)       1,590
MFS VIT Growth                                            113,237     (165,813)     (52,576)
MFS VIT Total Return                                      165,069     (224,258)     (59,189)
MFS VIT Utilities                                         130,354     (144,342)     (13,988)
NB AMT Mid-Cap Growth                                     152,127     (167,316)     (15,189)
NB AMT Partners                                            31,603      (16,993)      14,610
NB AMT Regency                                             42,952      (65,259)     (22,307)
Premier VIT OPCAP Global Equity                                 1      (27,249)     (27,248)
Premier VIT OPCAP Managed                                   1,991      (11,717)      (9,726)
Putnam VT Growth & Income Class IB                          4,391       (8,391)      (4,000)
Putnam VT Global Health Care Class IB                      10,352      (50,551)     (40,199)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company
     and
Contract Owners of Lincoln Life Flexible Premium Variable Life Account R

We have audited the accompanying statements of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account R ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2009, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2009, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Flexible Premium Variable Life Account R at December 31, 2009, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

/S/ ERNST & YOUNG, LLP

Philadelphia, Pennsylvania
April 1, 2010

                           PART C - OTHER INFORMATION

Item 26. EXHIBITS

(1) Resolution of the Board of Directors of The Lincoln National Life Insurance Company and related documents authorizing establishment of the Account.(1)


(2) Not applicable.

(3) (a) Selling Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc.(5) and Amendments.(3)

(4) (a) Form of contract LN656, including Optional Methods of Settlement - Policy Form LR650(9); Policy Form LN699 and Optional Methods of Settlement - Policy LR523.(8)

     (b) Accounting Value Rider - Policy Form LR519.(9)

     (c) Estate Tax Repeal Rider - Policy Form LR511.(7)

   (d) Supplemental Term Insurance Rider - Policy Form LR520(8) and Supplemental Term Insurance Rider - Policy Form LR610.(8)

     (e) Overloan Protection Rider - Policy Form LR540.(11)

(5) (a) Application Forms - LFF06399.(12)

(6) (a) Articles of Incorporation of The Lincoln National Life Insurance Company.(4)

     (b) Bylaws of The Lincoln National Life Insurance Company.(14)

(7) Form of Reinsurance Contracts.(10)

(8) Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:

     (a) AllianceBernstein Variable Products Series Fund, Inc.(15)

     (b) American Century Investments Variable Portfolios, Inc.(15)

     (c) American Funds Insurance Series(15)

     (d) BlackRock Variable Series Fund, Inc.(15)

     (e) Delaware VIP Trust(15)

     (f) DWS Investments VIT Funds(15)

     (g) DWS Variable Series II(15)

     (h) Fidelity Variable Insurance Products(15)

     (i) Franklin Templeton Variable Insurance Products Trust(15)

     (j) Janus Aspen Series(15)

     (k) Lincoln Variable Insurance Products Trust(15)

     (l) M Fund, Inc.(13)

     (m) MFS Variable Insurance Trust(13)

     (n) Neuberger Berman Advisers Management Trust(13)

     (o) PIMCO Variable Insurance Trust(15)

(9) Accounting and Financial Administration Services Agreement dated October 1, 2007, among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York.(2)

(10) Not applicable.

(11) Opinion and Consent of John L. Reizian, Esq. (Filed Herewith)

(12) Not Applicable.

(13) Not Applicable.

(14) Consent of Ernst & Young LLP, Independent Registered Public Accounting
Firm.

(15) Not applicable.

(16) Not applicable.

(17) Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii).

_______________

(1) Incorporated by reference to Registrant's Registration Statement on Form S-6 (File No. 333-43107) filed on December 23, 1997.

(2) Incorporated by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

(3) (a) Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 033-25990) filed on April 22, 1999.

  (b) Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.

  (c) Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.

(4) Incorporated by reference to Registration Statement on Form N-4 (File No. 33-27783) filed on December 5, 1996.

(5) Incorporated by reference to Post-Effective Amendment No. 24 on Form N-4 (File No. 333-61554) filed on December 18, 2007.

(6) Incorporated by reference to Post-Effective Amendment No. 33 on Form N-4 (File No. 333-63505) filed on January 25, 2010.

(7) Incorporated by reference to Post-Effective Amendment No. 4 on Form S-6 (File No. 333-33782) filed on September 14, 2001.

(8) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-115882) filed on December 19, 2008.

(9) Incorporated by reference to Registration Statement on Form S-6 (File No. 333-90432) filed on June 13, 2002.

(10) Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

(11) Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-118478) filed on April 6, 2006.

(12) Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on July 31, 2007.

(13) Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-139960) filed on April 1, 2009.

(14) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.

(15) Incorporated by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

Item 27. Directors and Officers of the Depositor


Name                          Positions and Offices with Depositor
---------------------------   ---------------------------------------------------------------
Dennis R. Glass**             President and Director
Michael J. Burns*****         Senior Vice President
Frederick J. Crawford**       Executive Vice President, Chief Financial Officer and Director
Lawrence A. Samplatsky***     Vice President and Chief Compliance Officer
Mark E. Konen*****            Senior Vice President and Director
Keith J. Ryan*                Vice President and Director
Rise C. M. Taylor*            Vice President and Treasurer
Charles A. Brawley, III**     Vice President and Secretary
C. Phillip Elam II*****       Senior Vice President, Chief Investment Officer
Randall Freitag**             Senior Vice President, Chief Risk Officer

         * Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506

     ** Principal business address is 150 North Radnor Chester Road, Radnor, PA 19087

        *** Principal business address is 350 Church Street, Hartford, CT 06103

             **** Principal business address is 2005 Market Street, 39th Floor, Philadelphia, PA 19103-3682

*****Principal business address is 100 North Greene Street, Greensboro, NC
27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

     Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (6)

Item 29. Indemnification

     (a) Brief description of indemnification provisions:

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                       Positions and Offices with Underwriter
------------------------   ------------------------------------------------------------
Wilford H. Fuller*         President, Chief Executive Officer and Director
Patrick J. Caulfield**     Vice President and Chief Compliance Officer, Senior Counsel
James Ryan*                Vice President and Director
Keith J. Ryan***           Vice President, Chief Financial Officer and Director
Linda Woodward***          Secretary
Joel Schwartz*             Vice President and Director
Anant Bhalla*              Vice President, Treasurer
Thomas O'Neill*            Vice President, Chief Operating Officer, and Director

   * Principal Business address is 130 North Radnor Chester Road, Philadelphia, PA 19102

         ** Principal Business address is 350 Church Street, Hartford, CT 06103

  *** Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

     (c) N/A

Item 31. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300
S. Clinton Street, Fort Wayne, Indiana 46802 and at One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New
York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

                              SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account R, has duly caused this Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 (File No. 333-115882; 811-08579; CIK: 0001051932) to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 6th day of April, 2010. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

                    LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R (REGISTRANT)


                    By       /s/ Joshua R. Durand
                      -------------------------------------
                      Joshua R. Durand
                      Assistant Vice President
                      The Lincoln National Life Insurance Company




                    THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                    (DEPOSITOR)


                    By       /s/ Joshua R. Durand
                      -------------------------------------
                      Joshua R. Durand
                      Assistant Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 (File No. 333-115882; 811-08579; CIK: 0001051932) has been signed below on
April 6, 2010, by the following persons, as officers and directors of the Depositor, in the capacities indicated:

SIGNATURE                                                       TITLE
---------                                                       -----
/s/ Dennis R. Glass *                                           President and Director
---------------------------------------
Dennis R. Glass

/s/ Charles C. Cornelio *                                       Executive Vice President; Chief Administrative Officer
---------------------------------------                         and Director
Charles C. Cornelio


/s/ Frederick J. Crawford *                                     Executive Vice President; Chief Financial Officer and
---------------------------------------                         Director
Frederick J. Crawford


/s/ C Phillip Elam II *                                         Senior Vice President, Chief Investment Officer
---------------------------------------
C. Phillip Elam II


/s/ Randal J. Freitag *                                         Senior Vice President; Chief Risk Officer
---------------------------------------
Randal J. Freitag


/s/ Mark E. Konen *                                             Senior Vice President and Director
---------------------------------------
Mark E. Konen


/s/ Keith J. Ryan *                                             Vice President and Director
---------------------------------------
Keith J. Ryan




* By         /s/ John L. Reizian
    ---------------------------------------
    John L. Reizian
    Attorney-in-Fact, pursuant to a Power-
    of-Attorney filed with this Registration
    Statement

                           POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Delson R. Campbell, Kelly D. Clevenger, Christine S. Frederick, Brian A. Kroll, John L. Reizian, Lawrence
A. Samplatsky and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts , hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
Lincoln Life Flexible Premium Variable Life Account D: 033-00417
Lincoln Life Flexible Premium Variable Life Account F: 033-14692; 333-40745 Lincoln Life Flexible Premium Variable Life Account G: 033-22740
Lincoln Life Flexible Premium Variable Life Account J:  033-76434
Lincoln Life Flexible Premium Variable Life Account K: 033-76432
Lincoln Life Flexible Premium Variable Life Account M: 333-42479; 333-54338; 333-84370; 333-84360; 333-111137; 333-111128; 333-118478; 333-118477;
333-63940; 333-82663; 333-139960; 333-145090; 333-146507; 333-163139
Lincoln Life Flexible Premium Variable Life Account R: 333-33782; 333-90432; 333-115882; 333-125792; 333-125991; 333-43107; 333-145235; 333-145239
Lincoln Life Flexible Premium Variable Life Account S: 333-72875; 333-104719; 333-125790
Lincoln Life Flexible Premium Variable Life Account Y: 333-118482;
333-118481; 333-115883; 333-81882; 333-81884; 333-81890; 333-90438; 333-156123
Lincoln Life Flexible Premium Variable Life Account JF-A: 333-144268; 333-144269; 333-144271; 333-144272; 333-144273; 333-144274; 333-144275
Lincoln Life Flexible Premium Variable Life Account JF-C: 333-144264;
333-144270

VARIABLE ANNUITY SEPARATE ACCOUNTS:
Lincoln National Variable Annuity Fund A: 002-26342; 002-25618
Lincoln National Variable Annuity Account C: 033-25990; 333-50817; 333-68842; 333-112927
Lincoln National Variable Annuity Account E: 033-26032
Lincoln National Variable Annuity Account H: 033-27783; 333-18419; 333-35780; 333-35784; 333-61592; 333-63505; 333-135219
Lincoln National Variable Annuity Account L: 333-04999
Lincoln Life Variable Annuity Account N: 333-40937; 333-36316; 333-36304; 333-61554; 333-119165; 333-135039; 333-138190; 333-149434
Lincoln Life Variable Annuity Account Q: 333-43373
Lincoln Life Variable Annuity Account T: 333-32402; 333-73532
Lincoln Life Variable Annuity Account W: 333-52572; 333-52568; 333-64208 Lincoln Life Variable Annuity Account JL-A: 333-141888
Lincoln Life Variable Annuity Account JF-I: 333-144276; 333-144277
Lincoln Life Variable Annuity Account JF-II: 333-144278

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed. This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

SIGNATURE                                                           TITLE
---------                                                           -----
/s/ Dennis R. Glass *                                               President and Director
------------------------------------------
Dennis R. Glass

/s/ Charles C. Cornelio *                                           Executive Vice President; Chief Administrative Officer
------------------------------------------                          and Director
Charles C. Cornelio

/s/ Frederick J. Crawford *                                         Executive Vice President; Chief Financial Officer and
------------------------------------------                          Director
Frederick J. Crawford

/s/ C Phillip Elam II *                                             Senior Vice President, Chief Investment Officer
------------------------------------------
C. Phillip Elam II

/s/ Randal J. Freitag *                                             Senior Vice President; Chief Risk Officer
------------------------------------------
Randal J. Freitag

/s/ Mark E. Konen *                                                 Senior Vice President and Director
------------------------------------------
Mark E. Konen

/s/ Keith J. Ryan *                                                 Vice President and Director
------------------------------------------
Keith J. Ryan